As filed with the Securities and Exchange Commission on April 23, 1997

                                             Registration No. 33-63842
--------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                            -----------------------

                                    FORM S-6
                       Post-Effective Amendment No. 5 to
                          Registration Statement Under
                           THE SECURITIES ACT OF 1933
                             ----------------------

             JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV
                             (Exact name of trust)

                   JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY
                              (Name of depositor)

                               JOHN HANCOCK PLACE
                          BOSTON, MASSACHUSETTS 02117
         (Complete address of depositor's principal executive offices)
                              --------------------

                            RONALD J. BOCAGE, ESQ.
                   JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY
                       JOHN HANCOCK PLACE, BOSTON, 02117
                (Name and complete address of agent for service)
                              --------------------

                                    Copy to:
                              GARY O. COHEN, ESQ.
                        Freedman, Levy, Kroll & Simonds
                         1050 Connecticut Avenue, N.W.
                            Washington, D.C.  20036
                              --------------------

It is proposed that this filing become effective(check appropriate box)

 /_/ immediately upon filing pursuant to paragraph (b) of Rule 485

 /X/ on May 1, 1997 pursuant to paragraph (b) of Rule 485

 /_/ 60 days after filing pursuant to paragraph (a)(1) of Rule 485

 /_/ on (date) pursuant to paragraph (a)(1) of Rule 485


If appropriate check the following box

  /_/this post-effective amendment designates a new effective date for a previously filed amendment

Pursuant to the provisions of Rule 24f-2, Registrant has registered an indefinite amount of the securities being offered and filed its Notice for fiscal year 1996 pursuant to Rule 24f-2 on February 26, 1997.

                             CROSS-REFERENCE TABLE


Form N-8B-2 Item                         Caption in Prospectus
----------------                         ---------------------

1, 2                                     Cover, The Account and Series
                                         Fund or Funds, John Hancock

3                                        Inapplicable

4                                        Cover, Distribution of Policies

5,6                                      The Account and Series
                                         Fund or Funds, State Regulation

7, 8, 9                                  Inapplicable

10(a),(b),(c),(d),(e)                    Principal Policy Provisions

10(f)                                    Voting Privileges

10(g),(h)                                Changes in Applicable
                                         Law--Funding and Otherwise

10(i)                                    Appendix--Other Policy
                                         Provisions, The Account and
                                         Series Fund or Funds

11, 12                                   Summary, The Account and Series
                                         Fund or Funds, Distribution of
                                         Policies

13                                       Charges and expenses,
                                         Appendix--Illustration of Death
                                         Benefits, Surrender Values and
                                         Accumulated Premiums

14, 15                                   Summary, Distribution of
                                         Policies, Premiums

16                                       The Account and Series
                                         Fund or Funds

17                                       Summary, Policy Provisions and
                                         Benefits

18                                       The Account and Series
                                         Fund or Funds, Tax Considerations

19                                       Reports

20                                       Changes in Applicable
                                         Law--Funding and Otherwise

21                                       Policy Provisions and Benefits

22                                       Policy Provisions and Benefits

23                                       Distribution of Policies

24                                       Not Applicable

25                                       John Hancock

26                                       Not Applicable

27,28,29,30                              John Hancock, Board
                                         of Directors and Executive
                                         Officers of John Hancock

31,32,33,34                              Not Applicable

35                                       John Hancock

37                                       Not Applicable

38,39,40,41(a)                           Distribution of Policies,
                                         John Hancock, Charges and Expenses

42, 43                                   Not Applicable

44                                       The Account and Series Fund or
                                         Funds,


                                         Policy Provisions and Benefits,
                                         Appendix--Illustration of Death
                                         Benefits, Surrender Values and
                                         Accumulated Premiums

45                                       Not Applicable

46 The Account and Series Fund or Funds, Policy Provisions, Appendix-- Illustration of Death Benefits, Surrender Values and
                                         Accumulated Premiums

47                                       Not Applicable

48,49,50                                 Not Applicable

51                                       Policy Provisions and Benefits,
                                         Appendix--Other Policy Provisions

52                                       The Account and Series
                                         Fund or Funds, Changes in Applicable
                                         Law--Funding and Otherwise

53,54,55                                 Not Applicable

56,57,58,59                              Not Applicable

                                            John Hancock Mutual Life
                                               Insurance Company
                                                          (John Hancock)
[LOGO OF JOHN HANCOCK FLEXVI APPEARS HERE]

               SCHEDULED PREMIUM VARIABLE LIFE INSURANCE POLICY
            JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                            John Hancock Place

                       Boston, Massachusetts 02117

                      JOHN HANCOCK SERVICING OFFICE:

                               P.O. Box 111

                       Boston, Massachusetts 02117

          TELEPHONE 1-800-REAL LIFE (1-800-732-5543) FAX 617-572-5410

                          PROSPECTUS MAY 1, 1997

  The scheduled premium variable life policy ("Policy") described in this Prospectus can be funded, at the discretion of the Owner, by up to ten of the variable subaccounts of John Hancock Mutual Variable Life Insurance Account UV ("Account"), by a fixed subaccount (the "Fixed Account"), or by a combination of the Fixed Account and up to nine of the variable subaccounts (collectively, "the Subaccounts"). The assets of each variable Subaccount will be invested in a corresponding Portfolio of John Hancock Variable Series Trust I ("Fund"), a "series" type mutual fund advised by John Hancock Mutual Life Insurance Company ("John Hancock"). The assets of the Fixed Account will be invested in the general account of John Hancock Mutual Life Insurance Company ("John Hancock").

  The prospectus for the Fund, which is attached to this Prospectus, describes the investment objectives, policies and risks of investing in the Portfolios of the Fund: Growth & Income, Large Cap Growth, Sovereign Bond, Money Market, Managed, Real Estate Equity, International Equities, Short-Term U.S. Government, Special Opportunities, Small Cap Growth, Small Cap Value, Mid Cap Growth, Mid Cap Value, International Balanced, International Opportunities, Large Cap Value, Strategic Bond and Equity Index. Other variable Subaccounts and Portfolios may be added in the future.

  Replacing existing insurance with a Policy described in this Prospectus may not be to your advantage.

       THIS PROSPECTUS SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE. IT IS NOT VALID UNLESS ATTACHED TO A CURRENT PROSPECTUS FOR THE FUND.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                                                            Page
SUMMARY....................................................................   1
JOHN HANCOCK...............................................................   6
THE ACCOUNT AND SERIES FUND................................................   6
THE FIXED ACCOUNT..........................................................   9
POLICY PROVISIONS AND BENEFITS.............................................  10
  Requirements for Issuance of Policy......................................  10
  Premiums.................................................................  10
  Account Value and Surrender Value........................................  14
  Death Benefits...........................................................  14
  Value Options............................................................  15
  Partial Withdrawal of Excess Value.......................................  16
  Transfers Among Subaccounts..............................................  17
  Telephone Transfers and Policy Loans.....................................  17
  Loan Provisions and Indebtedness.........................................  18
  Default and Options on Lapse.............................................  19
  Exchange Privilege.......................................................  19
CHARGES AND EXPENSES.......................................................  20
  Charges Deducted from Premiums...........................................  20
  Sales Charges............................................................  20
  Reduced Charges for Eligible Groups......................................  21
  Charges Deducted from Account Value......................................  22
DISTRIBUTION OF POLICIES...................................................  24
TAX CONSIDERATIONS.........................................................  25
  Policy Proceeds..........................................................  25
  Charge for John Hancock's Taxes..........................................  26
  Corporate and H.R. 10 Plans..............................................  26
BOARD OF DIRECTORS AND EXECUTIVE OFFICERS OF JOHN HANCOCK..................  27
REPORTS....................................................................  28
VOTING PRIVILEGES..........................................................  28
CHANGES IN APPLICABLE LAW--FUNDING AND OTHERWISE...........................  29
STATE REGULATION...........................................................  29
LEGAL MATTERS..............................................................  29
REGISTRATION STATEMENT.....................................................  29
EXPERTS....................................................................  29
FINANCIAL STATEMENTS.......................................................  30
APPENDIX--OTHER POLICY PROVISIONS..........................................  70
APPENDIX--ILLUSTRATION OF DEATH BENEFITS, SURRENDER VALUES AND
 ACCUMULATED PREMIUMS......................................................  72

THE POLICY DESCRIBED HEREIN IS AVAILABLE ONLY IN NEW YORK. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY OTHER JURISDICTION. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.

                      INDEX OF DEFINED WORDS AND PHRASES

  Below are listed certain words and phrases used in this Prospectus, together with identification of the page on which each is defined or explained:

                                                                           PAGE
                                                                           -----
      Account Value.......................................................    14
      Attained Age........................................................    15
      Basic Death Benefit.................................................    15
      Basic Premium.......................................................    11
      Benchmark Value.....................................................    15
      Contingent Deferred Sales Charge....................................    20
      Current Death Benefit...............................................    15
      Death Benefit Factor................................................    15
      Excess Value........................................................    15
      Experience Component................................................    15
      Extra Death Benefit.................................................    15
      Fixed Account.......................................................     9
      Grace Period........................................................    19
      Guaranteed Death Benefit............................................    15
      Indebtedness........................................................    18
      Investment Rule.....................................................    13
      Issue Charge........................................................    22
      Level Schedule......................................................    11
      Loan Assets.........................................................    18
      Minimum First Premium...............................................    11
      Modified Schedule...................................................    12
      Premium Component...................................................    15
      Premium Credit Factor...............................................    16
      Premium Processing Charge...........................................    20
      Premium Recalculation...............................................    12
      Required Premium....................................................    11
      Servicing Office....................................................     6
      Subaccount.......................................................... Cover
      Sum Insured at Issue................................................    16
      Surrender Value.....................................................    14
      Valuation Date......................................................     9
      Value Option........................................................    15
      Variable Subaccounts................................................     2

                                    SUMMARY

WHAT IS THE VARIABLE LIFE POLICY BEING OFFERED?

  John Hancock issues variable life insurance Policies. The Policies described in this Prospectus are scheduled annual premium policies that provide for additional premium flexibility. John Hancock also issues other forms of variable life insurance policies. These other policies are offered by means of other prospectuses.

  As explained below, the death benefit and surrender value under the Policy may increase or decrease daily. The Policies differ from ordinary fixed-benefit life insurance in the way they work. However, the Policies are the same as fixed-benefit life insurance in providing lifetime protection against economic loss resulting from the death of the person insured. The Policies are primarily insurance and not investments.

  The Policies work generally as follows: Premium payments are periodically made to John Hancock in amounts sufficient to meet the premium schedule selected. John Hancock takes from each premium an amount for expenses, taxes, and sales load. John Hancock then places the rest of the premium into as many as ten Subaccounts as directed by the owner of the Policy (the "Owner"). The assets allocated to each variable Subaccount are invested in shares of the corresponding Portfolio of the Fund. The currently available Portfolios are identified on the cover of this prospectus. The assets allocated to the Fixed Account are invested in the general account of John Hancock. During the year, John Hancock takes charges from each Subaccount and credits or charges each Subaccount with its respective investment performance. The insurance charge, which is deducted from the invested assets attributable to each Policy ("Account Value"), varies monthly with the then attained age of the insured and with the amount of insurance provided at the start of each month.

  The death benefit may increase or decrease daily depending on the investment experience of the Subaccounts to which premiums are allocated. In general, the Current Death Benefit equals the Account Value times a factor ("Death Benefit Factor") which depends upon the sex and attained age of the insured. If the Account Value increases, the Current Death Benefit will increase, and, if the Account Value decreases, the Current Death Benefit will decrease. However, John Hancock guarantees that, regardless of the investment experience, the death benefit payable will never be less than the amount of insurance originally purchased in the absence of a subsequent partial surrender ("Guaranteed Death Benefit").

  At issue, the death benefit payable upon the death of the insured will usually be the Guaranteed Death Benefit. This is because the first premium payment generally will not result in a large enough Account Value to cause the Current Death Benefit to exceed the Guaranteed Death Benefit initially. Whether or not it reaches or exceeds the Guaranteed Death Benefit depends upon the timing and amount of the premium payments, the investment experience, the activity under the Policy with respect to Policy loans, additional benefits and the like, the charges made against the Policy, and the attained age of the insured. Once the Current Death Benefit reaches the Guaranteed Death Benefit, the Owner bears the investment risk for any amount above the Guaranteed Death Benefit, and John Hancock bears the investment risk for the Guaranteed Death Benefit.

  The initial Account Value is basically the sum of the amounts of the premium that John Hancock, at the direction of the Owner, places in the Account and in the Fixed Account. The Account Value increases or decreases daily depending on the investment experience of the Subaccounts to which the amounts are allocated. John Hancock does not guarantee a minimum amount of Account Value. The Owner bears the investment risk for that portion of the Account Value allocated to the variable Subaccounts. The Owner may surrender a Policy at any time while the insured is living. The Surrender Value is the Account Value less the sum of any unpaid Issue Charge and any Contingent Deferred Sales Charge and less any Indebtedness. If the Owner surrenders in the early policy years, the amount of Surrender Value would be low (as compared with other investments without sales charges) and, consequently, the insurance protection provided prior to surrender would be costly.

  The minimum initial death benefit that may be bought is $25,000 for insureds less than 25 years of age at the time of issue of the Policy and $50,000 for insureds with ages 25 through 75 at issue. All persons insured must meet certain health and other criteria called "underwriting standards." The smoking status of the insured is generally reflected in the insurance charges made. If the minimum death benefit at issue is at least $100,000, the insured may be eligible for the "preferred" class which has the lowest insurance charges for this Policy. Policies issued in certain jurisdictions or in connection with certain employee plans will not directly reflect the sex of the insured in either the premium rates or the charges and values under the Policy.

WHAT IS THE AMOUNT OF THE PREMIUMS?

  Premiums are determined under one of two premium schedules selected by the Owner. Under the Level Schedule, premiums are fixed for the life of the Policy. Under the Modified Schedule, a lower fixed premium is applicable which does not vary until the Policy anniversary nearest the insured's 72nd birthday. On this date, in the absence of an earlier election by the Owner, the Policy premium is automatically shifted to the Level Schedule and a new fixed annual premium becomes payable on a scheduled basis. The new premium depends upon the Policy's Guaranteed Death Benefit and Account Value at the time of the premium recalculation. The Owner may request that the premium recalculation take place on any Policy anniversary prior to that nearest the insured's 72nd birthday. In addition to the premium schedule chosen, the amount of the premium for a Policy depends upon the Sum Insured at Issue and the insured's age and sex (unless the Policy is sex-neutral). Premiums are payable annually or more frequently over the insured's lifetime. Additional premiums are charged for Policies in cases involving extra mortality risks and for additional insurance benefits. There is a 61-day grace period in which to make premium payments due after the Minimum First Premium is received.

  Within limits, scheduled premiums may be paid in advance and more than the scheduled premiums may be paid. If the Account Value under a Policy is sufficiently high, a premium payment otherwise scheduled need not be paid. (See "Premiums".)

WHAT IS JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV?

  The Account is a separate investment account of John Hancock, operated as a unit investment trust, which supports benefits payable under the Policies. The Account is subdivided into a number of variable Subaccounts, each of which corresponds to one of the Portfolios of the Fund. The assets of each variable Subaccount are invested in the corresponding Portfolio of the Fund. The Portfolios of the Fund which are currently available are Growth & Income, Large Cap Growth, Sovereign Bond, Money Market Managed, Real Estate Equity, International Equities, Short-Term U.S. Government, Special Opportunities, Small Cap Growth, Small Cap Value, Mid Cap Growth, Mid Cap Value, International Balanced, International Opportunities, Large Cap Value, Strategic Bond, and Equity Index.

  The Fund pays John Hancock a fee for providing investment management services to each of the Portfolios. The Fund also pays certain non-advisory Fund expenses. The figures in the following chart are expressed as a percentage of each portfolio's average daily net assets. The figures reflect the investment management fees currently payable and the 1996 non-advisory expenses that would have been allocated to the Fund under the allocation rules currently in effect.

                                                                      Other
                                                          Total        Fund
                                  Investment              Fund       Expenses
                                  Management Other Fund Operating     Absent
Portfolio                            Fee      Expenses  Expenses  Reimbursement*
---------                         ---------- ---------- --------- --------------
Managed..........................    0.34%      0.03%     0.37%         N/A
Growth & Income..................    0.25%      0.03%     0.28%         N/A
Equity Index.....................    0.20%      0.25%     0.45%        1.61%
Large Cap Value..................    0.75%      0.25%     1.00%        1.89%
Large Cap Growth.................    0.40%      0.05%     0.45%         N/A
Mid Cap Value....................    0.80%      0.25%     1.05%        2.15%
Mid Cap Growth ..................    0.85%      0.25%     1.10%        2.34%
Special Opportunities............    0.75%      0.12%     0.87%         N/A
Real Estate Equity...............    0.60%      0.11%     0.71%         N/A
Small Cap Value..................    0.80%      0.25%     1.05%        2.06%
Small Cap Growth.................    0.75%      0.25%     1.00%        1.55%
International Balanced...........    0.85%      0.25%     1.10%        1.44%
International Equities ..........    0.60%      0.18%     0.78%         N/A
International Opportunities......    1.00%      0.25%     1.25%        2.76%
Short-Term U.S. Government.......    0.30%      0.25%     0.55%        0.79%
Sovereign Bond...................    0.25%      0.06%     0.31%         N/A
Strategic Bond...................    0.75%      0.25%     1.00%        1.57%
Money Market.....................    0.25%      0.07%     0.32%         N/A

--------

* John Hancock reimburses a Portfolio when the Portfolio's Other Expenses exceed 0.25% of the Portfolio's average daily net assets.

  For a full description of the Fund, see the prospectus for the Fund attached to this Prospectus.

WHAT ARE THE CHARGES MADE BY JOHN HANCOCK?

  Premium Processing Charge. A charge not to exceed $2 deducted from each premium payment.

  State Premium Tax Charge. A charge equal to 2 1/2% of each premium payment after deduction of the Premium Processing Charge.

  Sales Charge Deduction from Premium. A charge equal to 5% of each premium payment after deduction of the Premium Processing Charge.

  Contingent Deferred Sales Charge. A charge deducted from Account Value if the Policy lapses or is surrendered during the first 11 Policy years. The amount of the charge depends upon the year in which lapse or surrender occurs. The charge will never be higher than 15% of premiums paid to date. The total charge for sales expenses over the lesser of 20 years or the life expectancy of the insured will not exceed 9% of the premium payments under the Policy, assuming all required premiums are paid, over that period.

  Issue Charges. A charge deducted monthly from Account Value in 48 equal installments totalling $240 for all Policy years plus 48c per $1000 of Sum Insured at Issue.

  Maintenance Charge. A charge deducted monthly from Account Value in an amount equal to no more than $4 for all Policy years plus and 2c per $1000 of current Sum Insured.

  Insurance Charge. A charge based upon the amount at risk, the attained age and risk classification of the insured and John Hancock's then current monthly insurance rates (never to exceed rates based on the 1980 CSO Tables) deducted monthly from Account Value.

  Guaranteed Death Benefit Charges. A charge not to exceed 3c per $1000 (currently 1c per $1000) of current Sum Insured deducted monthly from that portion of Account Value not attributable to the Fixed Account allocations. Upon any exercise of the Extra Death Benefit Option or the Basic Premium Reduction Option, a one-time charge not to exceed 3% (currently 1 1/2%) of the amount applied to exercise the option.

  Charge for Mortality and Expense Risks. A charge made daily from the variable Subaccounts at an effective annual rate of .60% of the assets of each variable Subaccount.

  Charges for Extra Mortality Risks. An additional premium, depending upon the Sum Insured at Issue, age of the insured and the degree of additional mortality risk, is required if the insured does not qualify for either the preferred or standard underwriting class. This additional premium is collected in two ways: up to 7 1/2% of each year's additional premium is deducted from premiums when paid and 92 1/2% of each year's additional premium is deducted monthly from Account Value in equal installments.

  Charges for Additional Insurance Benefits. An additional premium is required if the Owner elects to purchase an additional insurance benefit. This additional premium is collected in two ways: up to 7 1/2% of each year's additional premium is deducted from premiums when paid and 92 1/2% of the additional premium is deducted monthly from Account Value in equal installments.

  Charge for Partial Withdrawal. A charge equal to the lesser of $25 or 2% of the amount withdrawn deducted from Account Value at the time of withdrawal.

  See "Charges and Expenses" for a full description of the charges under the Policy.

IS THERE A CHARGE AGAINST THE ACCOUNT FOR FEDERAL INCOME TAX?

  Currently no charge is made against any Subaccount for Federal income taxes but if John Hancock incurs, or expects to incur, income taxes attributable to any Subaccount or this class of Policies in future years, it reserves the right to make a charge. John Hancock expects that it will continue to be taxed as a life insurance company. (See "Charge for John Hancock's Taxes".)

WHAT IS THE RELATIONSHIP BETWEEN THE PREMIUM AND THE AMOUNT ALLOCATED TO THE SUBACCOUNTS?

  The initial net premium is allocated by John Hancock from its general account to one or more of the Subaccounts on the date of issue of the Policy. The initial net premium is the gross premium less a processing charge, the charges deducted for sales expenses and state premium taxes. These charges also apply to subsequent premium payments. Net premiums derived from payments received after the issue date are allocated, generally on the date of receipt, to one or more of the Subaccounts as elected by the Owner. (See "Charges and Expenses").

HOW ARE AMOUNTS ALLOCATED TO EACH SUBACCOUNT?

  At issue and subsequently thereafter, the Owner will provide us with the rule ("Investment Rule") we will follow to invest net premiums or other amounts in any one but not more than ten of the Subaccounts. The Owner may change the Investment Rule under which John Hancock will allocate amounts to Subaccounts. (See "Investment Rule".)

WHAT COMMISSIONS ARE PAID TO AGENTS?

  The Policies are sold through agents who are licensed by state authorities to sell John Hancock's insurance policies. Commissions payable to agents are described under "Distribution of Policies". Sales expenses in any year are not equal to the deduction for sales load, including any Contingent Deferred Sales Charge, in that year. Rather, total sales expenses under the Policies are intended to be recovered over the lifetimes of the insureds covered by the Policies.

WHAT IS THE DEATH BENEFIT?

  The death benefit payable is the greater of the Guaranteed Death Benefit, including any Extra Death Benefit Value Option which may have been exercised, or the Current Death Benefit. Whenever the Current Death Benefit exceeds the Guaranteed Death Benefit, the death benefit will increase whenever there is an increase in the Policy's Account Value and it will decrease whenever there is a decrease in the Policy's Account Value but never below the Guaranteed Death Benefit. (See "Death Benefits".)

HOW DOES THE ACCOUNT VALUE OF A POLICY VARY IN RELATION TO THE SUBACCOUNTS' INVESTMENT EXPERIENCE?

  In general, the Account Value for any day equals the Account Value for the previous day, increased by any net premium placed in the Subaccounts for the Policy, decreased by any charges made against the Account Value and by any partial withdrawal of Excess Value, and increased or decreased by the investment experience of the Subaccounts. No minimum Account Value for the Policy is guaranteed. (See "Surrender Value".)

WHAT IS THE LOAN PROVISION AND HOW DOES A LOAN AFFECT THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE?

  After the first Policy year the Owner may obtain a Policy loan. Assuming no Indebtedness (see below), the maximum amount of any loan in Policy years two and three is 75% of that portion of the Surrender Value attributable to variable Subaccount investments, plus 100% of that portion of the Surrender Value attributable to Fixed Account investments; thereafter the maximum is 90% of that portion of Surrender Value attributable to variable Subaccount investments, plus 100% of that portion of the Surrender Value attributable to Fixed Account investments. Interest charged on any loan will accrue and compound daily at an effective annual rate determined by John Hancock at the start of each Policy Year. This interest rate will not exceed the greater of
(1) the "Published Monthly Average" (see "Loan Provision and Indebtedness") for the calendar month ending two months before the calendar month of the Policy anniversary or (2) 5%. A loan plus accrued interest ("Indebtedness") may be repaid at the discretion of the Owner in whole or in part in accordance with the terms of the Policy.

  While a loan is outstanding, the rate of interest credited to the Account Value because of the loan will usually be different than the net investment experience of the Subaccounts. Therefore, the Account Value, the Surrender Value and any Death Benefit above the Guaranteed Death Benefit are permanently affected by any loan.

IS THERE A SHORT-TERM CANCELLATION RIGHT?

  The Owner may surrender a Policy by delivering or mailing it within 45 days after the date of Part A of the application, or within 10 days after receipt of the Policy by the Owner, or within 10 days after mailing by John Hancock of the Notice of Withdrawal Right, whichever is latest, to John Hancock's Servicing Office, or to the agent or agency office through which it was delivered. Any premium paid on it will be refunded. If required by state law, the refund will equal the Account Value at the end of the Valuation Period in which the Policy is received plus all charges or deductions made against premiums plus an amount reflecting charges against the Subaccounts and the investment management fee of the Fund.

WHAT IS THE EXCHANGE PRIVILEGE ALLOWED AN OWNER?

  The Owner may transfer the entire Account Value in variable Subaccounts under a Policy to the Fixed Account at any time. The transfer will take effect at the end of the Valuation Period in which John Hancock receives, at its Servicing Office, notice satisfactory to John Hancock. (See "Exchange Privilege".)

ARE THE BENEFITS UNDER A POLICY SUBJECT TO FEDERAL INCOME TAX?

  There has been a determination by the Internal Revenue Service that death benefits payable under variable life insurance policies (which appear to be similar to those described in this Prospectus in all material respects) are excludable from the beneficiary's gross income for Federal income tax purposes. It is also believed that an Owner will not be deemed to be in constructive receipt of the cash values of the Policy until values are actually received through withdrawal, surrender or other distributions. The benefits under Policies described in this Prospectus are expected to receive the same tax treatment under the Internal Revenue Code of 1986 as benefits under traditional fixed-benefit life insurance policies.

  Under recent Federal tax legislation, distributions from Policies entered into after June 20, 1988 on which premiums greater than a "7-pay" premium limit (as defined in the law) have been paid, will be subject to taxation. See "Flexibility as to Premium Payments" for a discussion of how the "7-pay" premium limit may be exceeded under a Policy. A distribution on such a Policy (called by the law a "modified endowment contract") will be taxed to the extent there is any income (gain) to the Owner and an additional tax may be imposed on the taxable amount (See "Policy Proceeds" under "Tax Considerations").

                                 JOHN HANCOCK

  John Hancock, a mutual life insurance company, is authorized to transact a life insurance and annuity business in Massachusetts and all other states.

  John Hancock is a company chartered in Massachusetts in 1862. Its Home Office is at John Hancock Place, Boston, Massachusetts 02117. John Hancock's assets are approximately $59 billion.

                          THE ACCOUNT AND SERIES FUND

  The Account, a separate account established under Massachusetts law in 1993, meets the definition of "separate account" under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act").

  The Account's assets are the property of John Hancock. Each Policy provides that the portion of the Account's assets equal to the reserves and other liabilities under the Policy shall not be chargeable with liabilities arising out of any other business John Hancock may conduct. In addition to the assets attributable to variable life policies, the Account's assets include assets derived from charges made by John Hancock. From time to time these additional assets may be transferred in cash by John Hancock to its general account. Before making any such transfer, John Hancock will consider any possible adverse impact the transfer might have on any Subaccount. Additional premiums are charged for Policies where the insured is classified as a substandard risk and a portion of these premiums is allocated to the Account.

  The Account is registered with the Securities and Exchange Commission (the "Commission") under the 1940 Act. Such registration does not involve the supervision by the Commission of the management or policies of the Account or John Hancock.

  The assets in the variable subaccounts are invested in the corresponding Portfolio of the Fund, but the assets of one variable Subaccount are not necessarily legally insulated from liabilities associated with another variable Subaccount. New variable Subaccounts may be added or existing variable Subaccounts may be deleted as new Portfolios are added to or deleted from the Fund and made available to Owners.

SERIES FUND

  The Fund is a "series" type of mutual fund registered with the Commission under the 1940 Act as an open-end diversified management investment company. The Fund serves as the investment medium for the Account and for other unit investment trust separate accounts established for other variable life insurance policies and for variable annuity contracts. (See the attached Fund prospectus for a description of a need to monitor for possible conflicts and other consequences.) A very brief summary of the investment objectives of each Portfolio is set forth below.

  Growth & Income Portfolio. The investment objective of this Portfolio is to achieve intermediate and long-term growth of capital, with income as a secondary consideration. This objective will be pursued by investments principally in common stocks (and securities convertible into or with rights to purchase common stocks) of companies believed to offer growth potential over both the intermediate and long-term.

  Large Cap Growth Portfolio. The investment objective of this Portfolio is to achieve above-average capital appreciation through the ownership of common stocks (and securities convertible into or with rights to purchase common stocks) of companies believed to offer above-average capital appreciation opportunities. Current income is not an objective of the Portfolio.

  Sovereign Bond Portfolio. The investment objective of this Portfolio is to provide as high a level of long-term total rate of return as is consistent with prudent investment risk, through investment primarily in a diversified portfolio of freely marketable debt securities. Total rate of return consists of current income, including interest and discount accruals, and capital appreciation.

  Money Market Portfolio. The investment objective of this Portfolio is to provide maximum current income consistent with capital preservation and liquidity. It seeks to achieve this objective by investing in a managed portfolio of high quality money market instruments.

  Managed Portfolio. The investment objective of this Portfolio is to achieve maximum long-term total return consistent with prudent investment risk. Investments will be made in common stocks, convertibles and other equity investments, in bonds and other fixed income securities and in money market instruments.

  Real Estate Equity Portfolio. The investment objective of this Portfolio is to provide above-average income and long-term growth of capital by investment principally in equity securities of companies in the real estate and related industries.

  International Equities Portfolio. The investment objective of this Portfolio is to achieve long-term growth of capital by investing primarily in foreign equity securities.

  Special Opportunities Portfolio. The investment objective of this Portfolio is to achieve long-term capital appreciation by emphazising investments in equity securities of issuers in various economic sectors.

  Short-Term U.S. Government Portfolio. The investment objective of this Portfolio is to provide a high level of current income consistent with the maintenance of principal, through investment in a portfolio of short-term U.S. Treasury securities and U.S. Government agency securities.

  Equity Index Portfolio: The investment objective of this Portfolio is to provide investment results that correspond to the total return of the U.S. market as represented by the S&P 500 utilizing common stocks that are publicly traded in the United States.

  Large Cap Value Portfolio: The investment objective of this Portfolio is to provide substantial dividend income, as well as long-term capital appreciation, through investments in the common stocks of established companies believed to offer favorable prospects for increasing dividends and capital appreciation.

  Mid Cap Growth Portfolio: The investment objective of this Portfolio is to provide long-term growth of capital through a non-diversified portfolio investing largely in common stocks of medium capitalization companies.

  Mid Cap Value Portfolio: The investment objective of this Portfolio is to provide long-term growth of capital primarily through investment in the common stocks of medium capitalization companies believed to sell at a discount to their intrinsic value.

  Small Cap Growth Portfolio: The investment objective of this Portfolio is to provide long-term growth of capital through a diversified portfolio investing primarily in common stocks of small emerging growth companies.

  Small Cap Value Portfolio: The investment objective of this Portfolio is to provide long-term growth of capital by investing in a well diversified portfolio of common stocks of small-sized companies exhibiting value characteristics.

  Strategic Bond Portfolio: The investment objective of this Portfolio is to provide a high total return consistent with moderate risk of capital and maintenance of liquidity, from a portfolio of domestic and international fixed income securities.

  International Opportunities Portfolio: The investment objective of this Portfolio is to provide capital appreciation through investment in common stocks of primarily well-established, non-United States Companies.

  International Balanced Portfolio: The investment objective of this Portfolio is to maximize total U.S. dollar return, consisting of capital appreciation and current income.

  John Hancock acts as the investment manager for the Fund, and John Hancock's indirectly owned subsidiary, Independence Investment Associates, Inc., with its principal place of business at 53 State Street, Boston, MA 02109, provides sub-investment advice with respect to the Growth & Income, Large Cap Growth, Managed, Real Estate Equity and Short-Term U.S. Government Portfolios. Another indirectly owned subsidiary, John Hancock Advisers, Inc., located at 101 Huntington Avenue, Boston, MA 02199, and its subsidiary, John

Hancock Advisers International, Limited, located at 34 Dover Street, London, England, provide sub-investment advice with respect to the International Equities Portfolio, and John Hancock Advisers, Inc. does likewise with respect to the Sovereign Bond, Small Cap Growth and Special Opportunities Portfolios.

  T. Rowe Price Associates, Inc., located at 100 East Pratt St., Baltimore, MD 21202, provides sub-investment advice with respect to the Large Cap Value Portfolio and its subsidiary, Rowe Price-Fleming International, Inc., also located at 100 East Pratt St., Baltimore, MD 21202, provides sub-investment advice with respect to the International Opportunities Portfolio.

  State Street Bank & Trust, N.A., at Two International Place, Boston, MA 02110, is the sub-investment adviser to the Equity Index Portfolio. INVESCO Management & Research located at 101 Federal Street, Boston, MA 02110, is the sub-investment adviser to the Small Cap Value Portfolio. Janus Capital Corporation, with its principal place of business at 100 Filmore Street, Denver, CO 80206, is the sub-investment adviser to the Mid Cap Growth Portfolio. Neuberger & Berman, LLC of 605 Third Avenue, New York, NY 10158, provides sub-investment advice to the Mid Cap Value Portfolio. J.P. Morgan Investment Management Inc., located at 522 Fifth Avenue, New York, NY 10036, provides sub-investment advice with respect to the Strategic Bond Portfolio and Brinson Partners, Inc., of 209 S. LaSalle Street, Chicago, IL 60604, does likewise with respect to the International Balanced Portfolio.

  John Hancock will purchase and redeem Fund shares for the Account at their net asset value. Shares of the Fund represent an interest in one of the Portfolios of the Fund which corresponds to the variable Subaccount of the Account. Any dividend or capital gains distributions received by the Account will be reinvested in Fund shares at their net asset value as of the dates paid.

  On each Valuation Date, shares of each portfolio are purchased or redeemed by John Hancock for each variable Subaccount based on, among other things, the amount of net premiums allocated to the variable Subaccount, distributions reinvested, transfers to, from and among variable Subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at the net asset value per Fund share for each Portfolio determined on that same Valuation Date. A Valuation Date is any date on which the New York Stock Exchange is open for trading and on which the Fund values its shares. A Valuation Period is that period of time from the beginning of the day following a Valuation Date to the end of the next following Valuation Date.

  A full description of the Fund, its investment objectives, policies and restrictions, its charges, expenses and all other aspects of its operation is contained in the attached prospectus and the statement of additional information referred to therein, which should be read together with this Prospectus.

                               THE FIXED ACCOUNT

  An Owner may allocate premiums to the Fixed Account or transfer all or part of the Account Value under a Policy to the Fixed Account. The amount so allocated or transferred will become a part of John Hancock's general account assets. John Hancock's general account consists of assets owned by John Hancock other than those in the Account and in other separate accounts that have been or may be established by John Hancock. Subject to applicable law, John Hancock has sole discretion over the investment of assets of the general account and Owners do not share in the investment experience of those assets. Instead, John Hancock guarantees that the Account Value allocated to the Fixed Account will accrue interest daily at an effective annual rate of at least 4% without regard to the actual investment experience of the general account. Consequently, if an Owner pays the scheduled premiums, allocates all net premiums only to the Fixed Account, and makes no transfers, partial withdrawals, or policy loans, the minimum amount and duration of the death benefit will be determinable and guaranteed. Transfers from the Fixed Account are subject to certain limitations (see "Transfers Among Subaccounts"), and charges will vary somewhat for Account Value allocated to the Fixed Account. See "Charges Deducted From Account Value".

  The Account Value in the Fixed Account is equal to the portion of the net premiums allocated to it, plus any amounts transferred to it and interest credited to it, minus any charges deducted from it or partial withdrawals or amounts transferred from it. John Hancock guarantees that interest credited to the Account Value in the Fixed Account will not be less than an effective annual rate of 4%. John Hancock may, in its sole discretion, credit a higher rate although it is not obligated to do so. The Owner assumes the risk that interest credited will not exceed 4% per year. Upon request and in the annual statement, John Hancock will inform Owners of the then-applicable rate.

  Because of exemptive and exclusionary provisions, interests in John Hancock's general account have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these Acts, and John Hancock has been advised that the staff of the Securities and Exchange Commission has not reviewed the disclosure in this prospectus relating to the Fixed Account. Disclosure regarding the Fixed Account may, however, be subject to certain generally-applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.

                        POLICY PROVISIONS AND BENEFITS

  The discussions which follow under "Death Benefits", "Account Value" and "Surrender Value" assume that there has been no Policy loan. Benefits and values are affected if premiums are not paid as scheduled or if a Policy loan is made. For the effect of a default in payment of premiums, see "Default and Options on Lapse", and of a loan, see "Loan Provision and Indebtedness". Determinations, applications and payments may be deferred, see "Deferral of Determinations and Payments."

REQUIREMENTS FOR ISSUANCE OF POLICY

  The Policy is generally available with a minimum Sum Insured at Issue of $25,000 for insureds less than 25 years of age at the time of issue of the Policy and minimum Sum Insured at Issue of $50,000 for insureds with ages 25 through 75 at issue. All persons insured must meet certain health and other criteria called "underwriting standards". The smoking status of the insured is reflected in the insurance charges made. If the Sum Insured at Issue is at least $100,000, the insured may be eligible for the "preferred" underwriting class of this Policy, which has the lowest insurance charges. Amounts of coverage that John Hancock will accept under the Policies may be limited by John Hancock's underwriting and reinsurance procedures as in effect from time to time. Policies issued in connection with certain employee plans will not directly reflect the sex of the insured in either the premium rates or the charges or values under the Policy. The illustrations, factors and premiums set forth in this Prospectus are sex distinct and, therefore, do not reflect the sex-neutral rates, charges or values that would apply to such Policies.

PREMIUMS

 Payment Schedule

  Premiums are scheduled and payable during the lifetime of the insured in accordance with John Hancock's established rules and rates. Premiums are payable at John Hancock's Servicing Office on or before the due date specified in the Policy. All Policies operate under the same schedule of due dates.

  After the payment of the Minimum First Premium (see "Minimum Premium Requirements" below) there are three scheduled due dates in the first Policy year. Due dates are the last Valuation Date in the third, sixth and ninth Policy months. In the second Policy year, the scheduled due dates are the last Valuation Date in the sixth and twelfth Policy months. In the third and all later Policy years, the scheduled due date is the last Valuation Date of the Policy year.

 Minimum Premium Requirements

  An amount of Required Premium (see "Amount of Required Premium" below) is determined at the start of each Policy year. Generally, the full amount of Required Premium must be paid by the last scheduled due date of the Policy year. In the first and second Policy years, however, there are additional requirements.

  In the first Policy year, a Minimum First Premium must be received by John Hancock at its Servicing Office in order for the Policy to be in full force and effect. The Minimum First Premium is equal to the greater of $150 or one-fourth of the Required Premium. Also in the first Policy year, one-half of the Required Premium must be received on or before the last Valuation Date in the third Policy month and three-quarters of the Required Premium must be received on or before the last Valuation Date in the sixth Policy month.

  In the second Policy year, one-half of the Required Premium for the second Policy year must be received on or before the last Valuation Date in the sixth Policy month.

  Premium requirements are met by premium payments on a cumulative basis. For example, the premium requirement on all scheduled due dates of the first Policy year would be met if the full Required Premium for the first Policy year were paid at issue of the Policy.

  Generally, all premiums received are counted by John Hancock when it determines whether the premium requirement is met on a scheduled due date. This cumulative amount of premiums received is reduced for this purpose by amounts withdrawn from the Premium Component of Excess Value and amounts applied from the Premium Component to any Value Option other than the Accumulate Option. The premium requirement will also be deemed satisfied on the last Valuation Date of the second or any later Policy year if any Excess Value is available on the scheduled due date. See "Value Options".

  Failure to satisfy a premium requirement on a scheduled due date may cause the Policy to terminate. See "Default and Options on Lapse".

 Amount of Required Premium

  The Required Premium determined at the start of each Policy year equals an amount for the Basic Death Benefit ("Basic Premium") or $300 if the annual Basic Premium is less than $300, plus any additional premium because the insured is an extra mortality risk or because additional insurance benefits have been purchased. The Basic Premium is a level amount that does not change if the Level Schedule is selected. If the Modified Schedule is selected, the Basic Premium does not change until the Premium Recalculation occurs. See "Choice of Premium Schedule" and "Premium Recalculation".

  If the Account Value on the Valuation Date immediately preceding the Policy anniversary, when multiplied by the Death Benefit Factor on that Policy anniversary , is equal to or greater than the Guaranteed Death Benefit, then no Required Premium is applicable to the following Policy year. This means that even if no premium is paid during the Policy year, the premium requirement will be met on the scheduled due date at the end of the

Policy year. If applicable, Owners will be mailed a written notice by John Hancock within 10 days after any Policy anniversary stating that no premium payment is required in that Policy year.

 Choice of Premium Schedule

  At the time of application, the applicant can select either a Level Schedule or a Modified Schedule as the basis for the Basic Premium on the Policy. The Modified Schedule alternative is not available if the insured is over age 70 on the issue date of the Policy. If the Level Schedule is chosen, the Basic Premium will never increase during the lifetime of the insured. With the Level Schedule, the Basic Premium is completely insulated from any adverse investment performance. If the Modified Schedule is chosen, the Basic Premium is initially lower than under the Level Schedule. However, a Premium Recalculation (described below) must occur no later than the Policy anniversary nearest the insured's 72nd birthday. At the time of the Premium Recalculation, John Hancock determines a new Basic Premium which is payable through the remaining lifetime of the insured.

  A comparison of the Basic Premiums at issue under the Level and Modified Schedules for a Sum Insured at issue of $100,000 for a male is shown below:

               Issue
                Age                        Level                                          Modified
               -----                       -----                                          --------
                25                         $1,113                                          $  708
                40                         $  954                                          $1,305
                55                         $3,869                                          $2,585

 Premium Recalculation (Modified Schedule Only)

  The Premium Recalculation applicable to any Policy on a Modified Schedule may be elected by the Owner at any time after the first Policy anniversary up to the Policy anniversary nearest the insured's 72nd birthday. If elected, the Premium Recalculation will be effected on the Policy anniversary next following receipt by John Hancock at its Servicing Office of satisfactory written notice. If not elected sooner, the Premium Recalculation will be effected by John Hancock on the Policy anniversary nearest the insured's 72nd birthday.

  The new Basic Premium resulting from a Premium Recalculation may be less than, equal to or greater than the original Basic Premium but it will never exceed the maximum Basic Premium shown in the Policy. The new Basic Premium depends on the insured's sex and age, the Guaranteed Death Benefit under the Policy and the Account Value on the Valuation Date immediately preceding the date of the Premium Recalculation.

  A charge will be made if the new Basic Premium is below the Basic Premium on the Level Schedule for the insured's age at issue of the Policy. The charge (currently 1 1/2%) will not exceed 3% of the amount of Account Value applied by John Hancock to reduce the new Basic Premium to an amount below the Basic Premium which would have been payable on the Level Schedule for the insured's age at issue. See "Guaranteed Death Benefit Charges".

 Billing, Allocation of Premium Payments (Investment Rule)

  The Owner may at any time elect to be billed by John Hancock for an amount of premium greater than the Required Premium otherwise payable. The Owner may also elect to be billed for premiums on an annual, semi-annual or quarterly basis. An automatic check-writing program may be available to an Owner interested in making monthly premium payments. A Premium Processing Charge, not to exceed $2, is deducted from each premium payment. All premiums are payable at John Hancock's Servicing Office.

  Any premium payment will be processed by John Hancock as of the end of the Valuation Period in which it is received, unless one of the three exceptions noted below is applicable. Each premium payment will be reduced, first by the Premium Processing Charge and then by the state premium tax charge and the sales charge deducted from premiums. See "Charges and Expenses". The remainder is the net premium.

  The Owner at the time of application must elect an Investment Rule which will allocate net premiums and any credits to as many as ten of the Subaccounts. The Owner must select allocation percentages in whole numbers, and the total allocated must equal 100%. The Owner may thereafter change the Investment Rule prospectively at any time. The change will be effective as to any net premiums and credits applied after receipt at John Hancock's Servicing Office of notice satisfactory to John Hancock. If an Owner requests a change inconsistent with the transfer provisions, the portion of the request inconsistent with the transfer provisions will not be effective.

  There are three exceptions to the normal practice of processing a premium payment as of the end of the Valuation Period in which it is received:

    (1) A payment received prior to a Policy's issue date will be processed as if received on the Valuation Date immediately preceding the issue date.

    (2) A payment made during a Policy's grace period will be processed as of the scheduled due date to the extent it represents the amount of premium in default; any excess will be processed as of the date of receipt.

    (3) If the Minimum First Premium is not received prior to the issue date, each payment received thereafter will be processed as if received on the Valuation Date immediately preceding the issue date until all of the Minimum First Premium is received.

 Flexibility as to Premium Payments

  The Owner may pay more than the Required Premium during a Policy year and may ask to be billed for an amount greater than any Required Premium. The Owner may also pay amounts in addition to any billed amount. However, each premium payment must be at least $25. John Hancock reserves the right to limit premium payments above the amount of the cumulative Required Premiums due on the Policy.

  The ability to pay more than the Required Premium provides the Owner with considerable payment flexibility in meeting the premium requirements of the Policy. Consider a Policy with a $1,000 Required Premium and where the Owner pays $1,250 in each of the first eight Policy years. If none of the additional premium of $2,000 is applied under a Value Option (See "Value Options"), the Policy will remain in force for at least ten years without any further premium payments. During each of these ten years, the premium received ($1,250 a year for eight years) at least equals the aggregate Required Premiums ($1,000 a year for 10 years) on the scheduled due dates. In other words, the payment of more than the Required Premium in a year can be relied upon to satisfy the Required Premium requirements in later years. If, however, the Owner were to apply $500 of the additional premium to a Value Option, then only $1,500 would remain to meet Required Premiums. The Policy would remain in force for at least 9 years but a payment of $500 may be necessary by the end of the tenth Policy year to keep the Policy in force.

 Pay Premium Limitations

  Federal tax law modifies the tax treatment of certain policy distributions such as loans, surrenders, partial surrenders, and withdrawals. The application of this modified treatment to any Owner depends upon whether premiums have been paid that exceed a "7-pay' premium as defined in the law. The "7-pay' premium is greater than the Required Premium on the Policy but is generally less than the amount an Owner may choose to pay and John Hancock will accept. If the total premium paid exceeds the 7-pay limitation, the Owner will be subject to the new tax rules on any distributions made from the Policy. A material change in the Policy will result in a new "7-pay" limitation and test period. A reduction in death benefit within the seven year period following issuance of, or a material change in, the Policy may also result in the application of the modified endowment treatment. See "Policy Proceeds" under "Tax Considerations." If John Hancock receives any premium payment that will cause a Policy to become a modified endowment, the excess portion of that premium payment will not be accepted unless the Owner signs an acknowledgement of that fact. When it identifies such excess premium, John Hancock sends the Owner immediate notice and refunds the excess premium if it has not received the acknowledgment by the time the premium payment check has had a reasonable time to clear the banking system, but in no case longer than two weeks.

ACCOUNT VALUE AND SURRENDER VALUE

  Amount of Account Value. The Account Value increases or decreases depending upon a number of factors, such as the applicable Subaccount's investment experience, the proportion of the Account Value invested in each Subaccount and the interest credited to any Loan Assets. In general the Account Value for any day equals the Account Value for the previous day, decreased by charges against the Account Value and by any partial withdrawal of Excess Value, increased or decreased by the investment experience of the Subaccounts and increased by net premiums received. No minimum amount of Account Value is guaranteed.

  A Policy loan will not affect the total amount of Account Value at the time the loan is made but will result in a different rate of return being credited to the Loan Account portion of the Account Value.

  Amount of Surrender Value. The Surrender Value will be the Account Value less the sum of any unpaid Issue Charge and any Contingent Deferred Sales Charge and less any Indebtedness.

  The Contingent Deferred Sales Charge is deducted from the Account Value upon surrender of the Policy during the first eleven Policy years after issue. The amount of this charge is set forth in a schedule under "Sales Charges". The total charge for sales expenses, including the Contingent Deferred Sales Charge, over the lesser of 20 years or the life expectancy of the insured, will not exceed 9% of the payments under the Policy over that period.

  When Policy may be Surrendered. A Policy may be surrendered for its Surrender Value at any time while the insured is living. Surrender takes effect and the Surrender Value is determined as of the end of the Valuation Period in which occurs the later of receipt at John Hancock's Servicing Office of a signed request and the surrendered Policy.

  When Part of Policy may be Surrendered. A Policy may be partially surrendered upon submission of a written request satisfactory to John Hancock in accordance with its rules. Currently, the Policy after partial surrender must have a Sum Insured at least as large as the minimum amount for which John Hancock would issue a Policy on the life of the insured. The Guaranteed Death Benefit for the Policy will be adjusted to reflect the new Sum Insured. A pro-rata portion of any Contingent Deferred Sales Charge will be deducted. A possible alternative to the partial surrender of a Policy is the withdrawal of Excess Value. See "Value Options".

DEATH BENEFITS

  The death benefit payable is the greater of the Guaranteed Death Benefit, including any Extra Death Benefit, or the Current Death Benefit.

  Guaranteed Death Benefit. The Guaranteed Death Benefit at any time is the sum of the Basic Death Benefit and any Extra Death Benefit. The Basic Death Benefit at issue of the Policy is the same as the Sum Insured at Issue shown in the Policy. Thereafter the Basic Death Benefit may be reduced by a partial surrender on request of the Owner. John Hancock guarantees that, regardless of the investment experience of the Subaccounts, the death benefit will never be less than the Guaranteed Death Benefit.

  Extra Death Benefit. An Extra Death Benefit may be available from time to time on Policy anniversaries. If the Owner exercises an Extra Death Benefit Value Option on a Policy anniversary, the amount of Extra Death Benefit produced under the Option becomes a Guaranteed Death Benefit. The amount of any Extra Death Benefit depends upon the Account Value, Benchmark Value (see "Value Options") and the sex and age of the Insured on the Policy anniversary as of which the Option is exercised. See "Value Options". The insured's age on a Policy anniversary is the age of the insured on his or her birthday nearest that date.

  Current Death Benefit. The Current Death Benefit on any date is the Account Value at the end of the Valuation Period containing that date times the Death Benefit Factor shown in the Policy. The Death Benefit Factor depends upon the sex and the then attained age of the insured. The Death Benefit Factor decreases from year to year as the attained age of the insured increases. For example, the Death Benefit Factor for a male age 75 is 1.3546, for a male age 76 is 1.3325. (A complete list of Death Benefit Factors is set forth in the Policy.) The Current Death Benefit is variable: it increases as the Account Value increases and decreases as the Account Value decreases.

VALUE OPTIONS

  As of the last Valuation Date in each Policy year, the Account Value of the Policy will be compared against an amount (the Benchmark Value described below) to determine if any Excess Value exists under the Policy. Any Excess Value will be applied according to the election made in the application for the Policy or in a written notice from the Owner after issue of the Policy.

  The Benchmark Value depends upon the Policy's Guaranteed Death Benefit, the Required Premium, any Indebtedness, the sex and attained age of the insured, and any Surrender Charge. The formula describing precisely how Benchmark Value is calculated on each Policy anniversary is set forth in the Policy under "Excess Value". In general, the Benchmark Value increases as more guarantees are provided in the Policy, either in the form of higher Guaranteed Death Benefits or lower premiums. The Benchmark value is also not less than 110% of any Indebtedness. The Benchmark Value generally increases as the attained age of the insured increases.

  Excess Value is any amount of Account Value greater than Benchmark Value. Excess Value may arise from two sources. The Premium Component is Excess Value up to the amount by which the cumulative premiums paid (excluding amounts from this component previously withdrawn or applied under certain Value Options) exceed the cumulative sum of Required Premiums. The Premium Component may be zero. The Experience Component is any amount of Excess Value above the Premium Component and arises out of favorable investment experience or lower than maximum insurance and expense charges.

  If Excess Value is available on a Policy anniversary, any Premium Component and Experience Component will be applied under Value Options elected by the Owner. Either component may be applied to any available Value Option except that the Premium Component must be applied to the Accumulate Option until the second Policy anniversary. The amounts to be applied will be determined in accordance with the Owner's election and in accordance with the then current John Hancock rules. A change in an election will be effective as of the Policy anniversary next following its date of receipt in writing by John Hancock at its Servicing Office or, if subject to underwriting rules, its date of approval. Any change in election does not affect amounts previously applied under any Value Option.

  The Policy includes three Value Options:

  The Accumulate Option leaves any Excess Value in the Account Value and does not affect the guarantees under the Policy. The Accumulate Option is available on both Premium Schedules and no limit is placed on the amount that may be applied from either the Premium Component or the Experience Component.

  The Extra Death Benefit Option increases the amount of Guaranteed Death Benefit. The Extra Death Benefit Option is available on both Premium Schedules. No limit is placed on the amount that may be applied from the Experience Component. The amount that may be applied from the Premium Component is limited to an amount that depends upon the Sum Insured at Issue and the insured's age at issue of the Policy. Amounts applied from the Premium Component reduce the cumulative amount of premiums received under the Policy for purposes of determining whether the Policy will continue to remain in force. A Guaranteed Death Benefit Charge (see "Charges and Expenses") is made against the Account Value to cover the risk assumed by John Hancock in providing the increased Guaranteed Death Benefit. The Extra Death Benefit Value Option may not be available if the insured is an extra mortality risk.

  The increase in Guaranteed Death Benefit equals the amount applied less the Guaranteed Death Benefit Charge times the Death Benefit Factor shown in the Policy. An increase in the Guaranteed Death Benefit may increase the amount at risk under the Policy which would increase the amount of the Insurance Charge. See "Charges Deducted from Account Value". The Owner may decrease the amount of any Extra Death Benefit on the Policy. Depending upon the amount of Account Value under a Policy, a decrease may result in an amount of Excess Value which may be taken by the Owner as a partial withdrawal. See "Partial Withdrawal of Excess Value". Any decrease is effective at the end of the Valuation Period in which John Hancock receives written notice of the request.

  The Basic Premium Reduction Option permanently decreases the amount of the Basic Premium that would otherwise have to be paid in a Policy year to avoid a lapse at the end of the year. The Basic Premium Reduction Option is available only on the Level Schedule. No limit is currently placed on the amount that may be applied from either component except that the Basic Premium may not be reduced below zero. Amounts applied from the Premium Component reduce the cumulative amounts of premiums received under the Policy for purposes of determining whether the Policy will continue to remain in force. A Guaranteed Death Benefit Charge (see "Charges and Expenses") is made against the Account Value to cover the risk assumed by John Hancock that the Guaranteed Death Benefit will remain in effect notwithstanding the lower future premiums. The reduction in Basic Premium equals the amount applied, less the Guaranteed Death Benefit Charge, divided by the Premium Credit Factor shown in the Policy. The Premium Credit Factor depends upon the sex and the then attained age of the insured. The Premium Credit Factor decreases from year to year as the attained age of the insured increases. For example, the Premium Credit Factor for a female age 60 is 13.6798, for a female age 61 is 13.3382.

PARTIAL WITHDRAWAL OF EXCESS VALUE

  Under John Hancock's current administrative rules, an Owner may withdraw Excess Value from the Policy on or after the first Policy anniversary. This privilege, which reduces the Account Value by the amount of the withdrawal and the associated charge, may be exercised only once in a Policy year and will be effective as of the end of the Valuation Period in which John Hancock receives written notice satisfactory to it at its Servicing Office. The minimum amount that may be withdrawn is $500. Unless the Current Death Benefit exceeds the

Guaranteed Death Benefit, a partial withdrawal will not affect the death benefit payable. An amount equal to the lesser of $25 or 2% of the amount withdrawn is charged against Account Value for each partial withdrawal.

  An amount equal to the Excess Value withdrawn will be removed from each Subaccount in the same proportion as the Account Value is then allocated among the Subaccounts. A partial withdrawal is not a loan and, once made, cannot be repaid. No Contingent Deferred Sales Charge is deducted upon a partial withdrawal. Amounts withdrawn from the Premium Component reduce the cumulative amount of premiums received for purposes of determining whether the premium requirements of the Policy have been met. On a Modified Schedule, because the Account Value is reduced by a partial withdrawal, the premium that results from the Premium Recalculation will be higher because of the partial withdrawal.

TRANSFERS AMONG SUBACCOUNTS

  The Owner may reallocate the amounts held for the Policy in the Subaccounts up to twelve times in each Policy year with no charge. If any additional transfers in a Policy year are permitted, John Hancock may impose a charge of not more than $5 against Account Value for each additional transfer. The Owner may either (1) use percentages (in whole numbers) to be transferred among Subaccounts or (2) designate the dollar amount of funds to be transferred among Subaccounts. The reallocation must be such that the total in the Subaccounts after reallocation equals 100% of Account Value. Transfers out of a variable Subaccount will be effective at the end of the Valuation Period in which John Hancock receives at its Servicing Office notice satisfactory to John Hancock.

  Transfers out of the Fixed Account to the variable Subaccounts are permitted only once each Policy year and only during the 31-day period beginning on the Policy anniversary. Transfers out of the Fixed Account may be requested from 60 days before to 30 days after the Policy anniversary. If received on or before the Policy anniversary, requests for transfer out of the Fixed Account will be processed on the Policy anniversary (or the next Valuation Date if the Policy anniversary does not occur on a Valuation Date); if received after the Policy anniversary, they will be processed at the end of the Valuation Period in which John Hancock receives the request at its Servicing Office. (John Hancock reserves the right to defer such Fixed Account transfers for up to six months.) Transfers among variable Subaccounts and transfers into the Fixed Account may be requested at any time. A maximum of 20% of Fixed Account assets or, if greater, $500 may be transferred out of the Fixed Account in any Policy year. Currently, there is no minimum amount limit on transfers out of the Fixed Account, but John Hancock reserves the right to impose such a limit in the future.

  If the Owner requests a reallocation which would result in amounts being held in more than ten Subaccounts, such reallocation will not be effective and a revised reallocation may be chosen in order that amounts will be reallocated to no more than ten Subaccounts. If an Owner requests a transfer out of the Fixed Account 61 days or more prior to the Policy anniversary, that portion of the reallocation will not be processed and the Owner's confirmation statement will not reflect a transfer out of the Fixed Account as to such request.

  No transfer among Subaccounts may be made while a Policy is in a grace period.

  Telephone Transfers and Policy Loans. Once a written authorization is completed by the Owner, the Owner may request a transfer or policy loan by telephoning 1-800-732-5543 or sending a written request via fax to 1-800-621-0448. Any fax request should include the Owner's name, daytime telephone number, Policy number and, in the case of transfers, the names of the Subaccounts from which and to which money will be transferred. The right to discontinue telephone transactions at any time without notice to Owners is specifically reserved. If the fax request option becomes unavailable, another means of telecommunication will be substituted.

  An Owner who authorizes telephone transactions will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which John Hancock reasonably believes to be genuine unless such loss, expense or cost is the result of John Hancock's mistake or negligence. John Hancock employs procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the Owner. If John Hancock does not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, it may be liable for any loss due to unauthorized or fraudulent instructions.

LOAN PROVISIONS AND INDEBTEDNESS

  Loan Provision. Loans may be made at any time a Loan Value is available after the first Policy year. The Owner may borrow money, assigning the Policy as the only security for the loan, by completion of a form satisfactory to John Hancock or, if the telephone transaction authorization form has been completed, by telephone. Assuming no outstanding Indebtedness in Policy years two and three, the Loan Value will be 75% of that portion of the Surrender Value attributable to the variable Subaccount investments, plus 100% of that portion of the Surrender Value attributable to Fixed Account investments and, in later Policy years, 90% of that portion of the Surrender Value attributable to variable Subaccount investments, plus 100% of that portion of the Surrender Value attributable to Fixed Account investments. Interest charged on any loan will accrue and compound daily at an annual rate determined by John Hancock at the start of each Policy Year. This interest rate will not exceed the greater of (1) the "Published Monthly Average" (defined below) for the calendar month ending 2 months before the calendar month of the Policy anniversary or (2) 5%. The "Published Monthly Average" means Moody's Corporate Bond Yield Average-- Monthly Average Corporates, as published by Moody's Investors Service, Inc., or if the average is no longer published, a substantially similar average established by the insurance regulator where the Policy is issued.

  The amount of any outstanding loan plus accrued interest is called the "Indebtedness". Except when used to pay premiums, a loan will not be permitted unless it is at least $300. The Owner may repay all or a portion of any Indebtedness while the insured is living and premiums are being duly paid. When a loan is made, an amount equal to the loan proceeds will be transferred out of the Account and the Fixed Account, as applicable. This amount is allocated to a portion of John Hancock's general account called the "Loan Assets". Each Subaccount will be reduced in the same proportion as the Account Value is then allocated among the Subaccounts. Upon each loan repayment, the same proportionate amount of the entire loan as was borrowed from the Fixed Account will be repaid to the Fixed Account. The remainder of the loan repayment will be allocated to the appropriate Subaccounts as stipulated in the then current Investment Rule. For example, if the entire loan outstanding is $3000 of which $1000 was borrowed from the Fixed Account, then upon a repayment of $1500, $500 would be allocated to the Fixed Account and the remaining $1000 would be allocated to the appropriate Subaccounts as stipulated in the then current Investment Rule.

  Effect of Loan and Indebtedness. A loan does not directly affect the amount of the Required Premium. While the Indebtedness is outstanding, that portion of the Account Value that is in Loan Assets is credited interest at a rate that is 1% less than the loan interest rate for the first 20 Policy years and
 .5% less than the loan interest rate thereafter. The rate credited to Loan Assets will usually be different than the net return for the Subaccounts. Since the Loan Assets and the remaining portion of the Account Value will generally have different rates of investment return, the Account Value, the Surrender Value, and any death benefit above the Guaranteed Death Benefit are permanently affected by an Indebtedness, whether or not it is repaid in whole or in part. The amount of any Indebtedness is subtracted from the amount otherwise payable when the Policy proceeds become payable.

  Whenever the Indebtedness equals or exceeds the Surrender Value, the Policy terminates 31 days after notice has been mailed by John Hancock to the Owner and any assignee of record at their last known addresses, unless a repayment of the excess Indebtedness is made within that period.

DEFAULT AND OPTIONS ON LAPSE

  Premium Grace Period, Default and Lapse. Any amount of premium required to keep the Policy in force is in default if not paid on or before its scheduled due date, but the Policy provides a 61-day grace period for the payment of each such amount. (This grace period does not apply to the receipt of the Minimum First Premium.) The insurance continues in full force during the grace period but, if the insured dies during the grace period, the amount in default is deducted from the death benefit otherwise payable.

  Written notice will be furnished to the Owner at his or her last known address, at least 31 days prior to the end of the grace period, specifying the minimum amount which must be paid to continue the Policy in force on a premium paying basis after the end of the grace period. If a payment at least equal to the amount in default is not received by the end of the grace period, the Policy will lapse. If payment by the Owner of an amount at least equal to the amount in default is received prior to the end of the grace period, the Policy will no longer be in default. The portion of the payment equal to the amount in default will be processed as if it had been received the day it was due; any excess payment will be processed as of the end of the Valuation Period in which it is received. See "Premium Payments".

  Options on Lapse. If a Policy lapses, the Surrender Value on the date of lapse is applied under one of the following options for continued insurance not requiring further payment of premiums. These options provide for Variable or Fixed Paid-Up Insurance or Fixed Extended Term Insurance on the life of the insured commencing on the date of lapse.

  Both the Variable and Fixed Paid-Up Insurance options provide an amount of paid-up whole life insurance, determined in accordance with the Policy, which the Surrender Value will purchase. The amount of Variable Paid-Up Insurance ($5000 minimum) may then increase or decrease, subject to any guarantee, in accordance with the investment experience of the Subaccounts. The Fixed Paid-Up Insurance option provides a fixed and level amount of insurance. The Fixed Extended Term Insurance option provides a fixed amount of insurance determined in accordance with the Policy, with the insurance coverage continuing for as long a period as the available Policy values will purchase.

  If no option has been elected before the end of the grace period, the Fixed Extended Term Insurance option automatically applies unless the amount of Fixed Paid-Up Insurance would equal or exceed the amount of Fixed Extended Term Insurance or unless the insured is a substandard risk, in either of which cases Fixed Paid-Up Insurance is provided.

EXCHANGE PRIVILEGE

  The Owner may transfer the entire Account Value under the Policy to the Fixed Account at any time, creating a non-variable policy. The exchange will be effective at the end of the Valuation Period in which John Hancock receives at its Servicing Office notice of the transfer satisfactory to John Hancock.

  The foregoing description of Policy provisions is qualified by reference to the specimen Policy which has been filed as an exhibit to the Registration Statement.

                             CHARGES AND EXPENSES

CHARGES DEDUCTED FROM PREMIUMS

  In addition to part of the sales charge (see "Sales Charges" below), the following charges are deducted from premiums:

  Premium Processing Charge. A charge, not to exceed $2, will be deducted from each premium payment for collection and processing costs. Policyholders who pay premiums annually will incur lower aggregate processing charges than those who pay premiums more frequently. The processing charge is currently $2 but may be different for payments made under special billing arrangements acceptable to John Hancock.

  State Premium Tax Charge. A charge equal to 2 1/2% of each premium payment, after the deduction of the Premium Processing Charge, will be deducted from each premium payment except in any state where a lower charge is required. The 2 1/2% rate is the average rate expected to be paid on premiums received in all states over the lifetimes of the insureds covered by the Policies.

SALES CHARGES

  Charges are made to compensate John Hancock for the cost of selling the Policy. This cost includes agents' commissions, advertising, and the printing of the prospectuses and sales literature. The amount of the charge in any Policy year cannot be specifically related to sales expenses for that year. John Hancock expects to recover its total sales expenses over the period the Policies are in effect. To the extent that sales load charges are insufficient to cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the charge for mortality and expense risks and other gains with respect to the Policies, or from John Hancock's general assets. See "Distribution of Policies."

  Part of the sales charge is deducted from each premium payment received. This amount is 5% of the premium, after deduction of the Premium Processing Charge. John Hancock will waive the portion of the sales charge otherwise to be deducted from each premium paid on a Policy with a current Sum Insured of $250,000 or higher. The continuation of this waiver is not contractually guaranteed and the waiver may be withdrawn or modified by John Hancock at some future date.

  The remainder of the sales charge will be deducted only if the Policy is surrendered or stays in default past its grace period. This second part is the Contingent Deferred Sales Charge. The Contingent Deferred Sales Charge, however, will not be deducted for a Policy that lapses or is surrendered on or after the Policy's eleventh anniversary, and it will be reduced for a Policy that lapses or is surrendered between the end of the seventh Policy year and the end of the eleventh Policy year.

  The Contingent Deferred Sales Charge is a percentage of the lesser of (a) the total amount of premiums paid before the date of surrender or lapse and
(b) the sum of the Modified Premiums or portions thereof due on or before the date of surrender or lapse.

                                                Maximum Contingent Deferred Sales
                                                Charge as a Percentage of Modified
                                                  Premiums Due Through Effective
   For Surrenders or Lapses Effective During:      Date of Surrender or Lapse*
   ------------------------------------------   ----------------------------------
   Policy Years 1-6.........................                  15.00%
   Policy Year 7............................                  14.17%
   Policy Year 8............................                  10.86%
   Policy Year 9............................                   7.13%
   Policy Year 10...........................                   4.22%
   Policy Year 11...........................                   1.90%
   Policy Year 12 and later.................                      0%

--------
* A slightly lower percentage than that shown applies in the last Valuation Period of Policy years 6 through 11.

  The amount of the Contingent Deferred Sales Charge is calculated on the basis of the premium under the Modified Schedule for the age of the insured at the time of issue of the Policy, regardless of whether the Policy uses the Level Schedule or the Modified Schedule. At issue ages above 70, however, where only the Level Schedule is available, the Contingent Deferred Sales Charge depends on the premium under that schedule. Also, lower percentages apply at higher issue ages.

  The absence of any need to pay a Required Premium because of the adequacy of the Account Value on a Policy anniversary does not impact the amount of Modified Premiums deemed to have been due to date for purposes of the Contingent Deferred Sales Charge. For example, if the size of the Account Value is sufficiently large that the Required Premium for the fifth Policy year otherwise payable need not be paid and the Owner surrenders the Policy at the end of the Policy year, the Contingent Deferred Sales Charge would be based on the sum of five Modified Premiums on the Policy (or, if less, the total amount of premiums actually paid during all five Policy years.) Similarly, if a premium recalculation is required or effected (i.e., from Modified to Level Schedule) or a premium reduction is implemented, the amount of premiums due to the date of any subsequent surrender or lapse for purposes of calculating the Contingent Deferred Sales Charge will continue to be based on the premium schedule in effect prior to such recalculation or reduction.

  The Contingent Deferred Sales Charge reaches its maximum at the end of the sixth Policy year and equals this amount for the entire seventh Policy year. The Contingent Deferred Sales Charge is reduced in each Policy year after the seventh. At issue ages higher than age 57, the maximum is reached at an earlier Policy year, e.g., the end of the fifth Policy year at issue age 70, and may be reduced to zero over a shorter number of years.

REDUCED CHARGES FOR ELIGIBLE GROUPS

  The sales charges and Issue Charge (described below) otherwise applicable may be reduced with respect to Policies issued to a class of associated individuals or to a trustee, employer or similar entity where John Hancock anticipates that the sales to the members of the class will result in lower than normal sales and administrative expenses. These reductions will be made in accordance with John Hancock's rules in effect at the time of the application for a Policy. The factors considered by John Hancock in determining the eligibility of a particular group for reduced charges, and the level of the reduction, are as follows: the nature of the association and its organizational framework; the method by which sales will be made to the members of the class; the facility with which premiums will be collected from the associated individuals and the association's capabilities with respect to administrative tasks; the anticipated persistency of the policies, the size of the class of associated individuals and the number of years it has been in existence; and any other such circumstances which justify a reduction in sales or administrative expenses. Any reduction will be reasonable and will apply uniformly to all prospective Policy purchasers in the class and will not be unfairly discriminatory to the interests of any Policyowner.

CHARGES DEDUCTED FROM ACCOUNT VALUE

  In addition to the possible transfer charge discussed above under "Transfers Among Subaccounts", the following charges are deducted from Account Value:

  Issue Charge. John Hancock will deduct from Account Value a charge ($240 per Policy and 48c per $1,000 of the Sum Insured at Issue) to compensate John Hancock for expenses incurred in connection with the issuance of the Policy, other than sales expenses. Such expenses include medical examinations, insurance underwriting costs, and costs incurred in processing applications and establishing permanent Policy records. For a Policy with a $50,000 Sum Insured at Issue, the total Issue Charge would be $264.

  This charge is fully assessed upon the issuance of the Policy, but will be deducted from the Account Value in 48 equal monthly installments. On the Date of Issue and on the first day of each subsequent Policy month, John Hancock will deduct $5 for all Policy years plus 1c per $1,000 of the Sum Insured at Issue. For each month that John Hancock is unable to deduct the charge because there is insufficient Account Value, the period over which John Hancock will make this deduction will be extended by one month.

  If a Policy lapses or is surrendered before the Issue Charge has been fully recovered, the unpaid balance is part of the Surrender Charge. If a Policy terminates by reason of the death of the insured, the unpaid balance will not reduce the death benefit. The unpaid Issue Charge also reduces the amount that may be borrowed through a Policy loan.

  Maintenance Charge. John Hancock will deduct from the Account Value a monthly charge equal to $4 for all Policy years plus 2c per $1,000 of the current Sum Insured. For a Policy with a Sum Insured at Issue of $50,000 the maintenance charge deducted during a Policy year would be $60.

  This charge is to compensate John Hancock for administrative expenses, including recordkeeping, processing death claims and surrenders, making Policy changes, reporting and other communications to Owners and other similar expense and overhead costs.

  The maximum maintenance charge currently is $6.75 no matter how large a Policy's current Sum Insured. Based on the current monthly charge, this maximum will benefit all Policies which will have a current Sum Insured above $137,500. Policies with a Sum Insured below this amount are not affected by the maximum. This current maximum is not contractually guaranteed and may be withdrawn or modified by John Hancock at some future date.

  Insurance Charge. The insurance charge deducted monthly from Account Value is based on the attained age of the insured and the amount at risk. The amount at risk is the difference between the death benefit and the Account Value. The amount of the insurance charge is determined by multiplying John Hancock's then current monthly rate for insurance by the amount at risk.

  Current monthly rates for insurance are based on the sex, age, and underwriting class of the insured. John Hancock may change these rates from time to time, but they will never be more than the guaranteed maximum rates based on the 1980 Commissioners' Standard Ordinary Mortality Tables set forth in the Policy.

  Lower current insurance rates are offered at most ages for insureds who qualify as non-smokers. To qualify, an insured must meet additional requirements that relate to smoking habits and be age 20 or over. Insureds who are under 20 years of age may ask us to review their current smoking habits after they reach their 20th birthday.

  John Hancock will also charge lower current insurance rates under a Policy with a current Sum Insured of $250,000 or higher if the insured is over age 32 in the standard underwriting class or the insured is over age 34 in the preferred underwriting class. These lower current insurance rates are not contractually guaranteed and may be withdrawn or modified by John Hancock at some future date.

  Guaranteed Death Benefit Charges. John Hancock deducts a charge from that portion of the Account Value attributable to the variable Subaccounts for the minimum death benefit that has been guaranteed. John Hancock guarantees that the death benefit will never be less than the Sum Insured. In return for making this guarantee, John Hancock currently makes a monthly charge of 1c per $1000 of the current Sum Insured. This charge may be increased by John Hancock but will never exceed 3c per $1000 of the current Sum Insured.

  When an Extra Death Benefit Value Option is exercised, John Hancock guarantees a higher Guaranteed Death Benefit. When a Basic Premium Reduction Value Option is exercised, John Hancock provides the same Guaranteed Death Benefit with less premiums. In either event, John Hancock makes a one-time deduction from the amount applied as compensation for making the additional guarantee. The current charge is 1 1/2% of the amount applied. This charge may be increased by John Hancock but it will never exceed 3% of the amount applied.

  When a Premium Recalculation is effected on Policy on a Modified Schedule, and the new Basic Premium is less than the Basic Premium on the Level Schedule for the insured's age at issue of the Policy, a one-time deduction is made from the amount applied as compensation for the additional guarantee. The current charge is 1 1/2% of the amount applied to reduce the new Basic Premium to an amount below the Basic Premium on the Level Schedule for the insured's age at issue. This charge may be increased by John Hancock but it will never exceed 3% of the amount applied.

  Charge for Mortality and Expense Risks. A daily charge is deducted from the variable Subaccounts for mortality and expense risks assumed by John Hancock at an effective annual rate of .60% of the value of the assets of each variable Subaccount attributable to the Policies. This charge begins when amounts under a Policy are first allocated to the Account. The mortality risk assumed is that insureds may live for a shorter period of time than estimated and, therefore, a greater amount of death benefits than expected will be payable in relation to the amount of premiums received. The expense risk assumed is that expenses incurred in issuing and administering the Policies will be greater than estimated. John Hancock will realize a gain from this charge to the extent it is not needed to provide for benefits and expenses under the Policies.

  Charges for Extra Mortality Risks. An insured who does not qualify for either the preferred or standard underwriting class must pay an additional Required Premium because of the extra mortality risk. This additional premium is collected in two ways: up to 7 1/2% of the additional premiums deducted from premiums when paid and 92 1/2% of the additional premium is deducted monthly from Account Value in equal installments.

  An insured who is charged an additional Required Premium because of the extra mortality risk may not be eligible to exercise the Extra Death Benefit Value Option.

  Charges for Additional Insurance Benefits. An additional Required Premium must be paid if the Owner elects to purchase an additional insurance benefit. This additional premium is collected in two ways: up to 7 1/2% of the additional premium is deducted from premiums when paid and 92 1/2% of the additional premium is deducted monthly from Account Value in equal installments.

  Charges for Taxes. Currently no charge is made against Account Value for John Hancock's Federal income taxes but if John Hancock incurs, or expects to incur, income taxes attributable to the Account or this class of Policies in future years, it reserves the right to make a charge and any charge would effect what the Subaccounts earn. Charges for other taxes, if any, attributable to the Subaccounts may also be made.

  Charge for Partial Withdrawal. On or after the fifth Policy anniversary, the Owner may withdraw all or part of any Excess Value in the Policy. The amount to be withdrawn must be at least $500. An administrative charge equal to the lesser of $25 or 2% of the amount withdrawn will be deducted from the Account Value on the date of withdrawal.

  Guarantee of Premiums and Certain Charges. The Policy's Basic Premium is guaranteed not to increase, except that a larger Basic Premium may result from the Premium Recalculation for a Modified Schedule Policy. The state premium tax charge, sales charges, mortality and expense risk charge, the charge for partial withdrawals and the Issue Charge are guaranteed not to increase over the life of the Policy. Any charge for transfers among subaccounts, the Premium Processing Charge, the maintenance charge, the Guaranteed Death Benefit Charges and the insurance charge are guaranteed not to exceed the maximums set forth in the Policy.

  Fund Investment Management Fees and Other Fund Expenses. The Account purchases shares of the Fund at net asset value, a value which reflects the deduction from the assets of the Fund of its investment management fees and certain non-advisory Fund operating expenses, which are described briefly in the Summary of this Prospectus. For a full description of these deductions, see the attached Prospectus for the Fund.

                           DISTRIBUTION OF POLICIES

  Applications are solicited by agents who are licensed by state insurance authorities to sell John Hancock's Policies and who are also registered representatives of John Hancock Distributors, Inc. ("Distributors"), an indirect wholly-owned subsidiary of John Hancock, located at 197 Clarendon Street, Boston, MA 02117 or other broker-dealer firms. John Hancock performs insurance underwriting and determines whether to accept or reject the application for the Policy and the insured's risk classification. Pursuant to a sales agreement among John Hancock, Distributors, and the Account, Distributors acts as the principal underwriter of the Policies. John Hancock will make the appropriate refund if a Policy ultimately is not issued or is returned under the short-term cancellation provision. Officers and employees of John Hancock are covered by a blanket bond issued by a commercial carrier in the amount of $25 million.

  Distributors' representatives are compensated for sales of the Policies on a commission and service fee basis by Distributors, and for other direct and indirect expenses (including agency expense allowances, general agent, district manager and supervisor's compensation, agent's training allowances, deferred compensation and insurance benefits of agents, general agents, district managers and supervisors, agency office clerical expenses and advertising) actually incurred in connection with the marketing and sale of the Policies.

  The maximum commission payable to a Distributors representative for selling a Policy is 50% of the premium that would be payable under a Modified Schedule in the first Policy year, 10% of such premiums payable in the second, third and fourth Policy years, and 3% of any other premiums received by John Hancock. In addition, Distributors' representatives may earn "credits" toward qualification for attendance at certain business meetings sponsored by John Hancock.

  Distributors' representatives with less than four years of service with Distributors and those compensated on salary plus bonus or level commission programs may be paid on a different basis. Distributors' representatives who meet certain productivity and persistency standards with respect to the sale of policies issued by John Hancock and its affiliates will be eligible for additional compensation.

  Distributors is registered with the Commission under the Securities Exchange Act of 1934 as a broker-dealer, is a member of the National Association of Securities Dealers, Inc., and is a member of the Securities Investor Protection Corporation. The Policies may be sold through other registered broker-dealers that have entered into selling agreements with Distributors and whose representatives are authorized by applicable law to sell variable life insurance policies. The commission rates paid may be more or less than those set forth above for Distributors representatives. The commissions which will be paid out by such broker-dealers to their registered representatives will be in accordance with their established rules. In addition, their qualified registered representatives may be reimbursed by the broker-dealers under expense reimbursement allowance programs in any year for approved voucherable expenses incurred. Distributors will compensate the broker-dealers as provided in the selling agreements, and John Hancock will reimburse Distributors for such amounts and for certain direct expenses in connection with marketing the Policies through other broker-dealers.

  Distributors serves as principal underwriter for other separate accounts registered under the 1940 Act: John Hancock Variable Annuity Accounts U, I and V and John Hancock Variable Life Accounts U, V and S. Distributors is also the principal underwriter for the Fund.

                              TAX CONSIDERATIONS

POLICY PROCEEDS

  Although the Policy contains provisions not found in fixed benefit life insurance policies, John Hancock believes the Policy will nevertheless receive the same Federal income and estate tax treatment. Section 7702 of the Internal Revenue Code ("Code") defines life insurance for Federal tax purposes. If certain standards are met at issue and over the life of the Policy, the Policy will come within that definition. John Hancock will monitor compliance with these standards.

  John Hancock believes that the death benefit under the Policy will be excludable from the beneficiary's gross income under Section 101 of the Code. The Owner of a Policy is not deemed to be in constructive receipt of the cash values until a withdrawal or surrender. A surrender, partial surrender or withdrawal may have tax consequences. For example, the Owner will be taxed on a surrender to the extent that the surrender value exceeds the net premiums paid under the Policy, i.e., ignoring premiums paid for optional benefits and riders. But under certain circumstances the Owner may be taxed on a withdrawal of Policy values even if total withdrawals do not exceed total premiums paid.

  John Hancock also believes that, except as noted below, loans received under the Policy will be treated as indebtedness of an Owner and that no part of any loan will constitute income to the Owner. However, the amount of any loan outstanding will be taxed to the Owner when a Policy lapses.

  Distributions under Policies entered into after June 20, 1988, on which premiums greater than the "7-pay' limit have been paid will be subject to taxation based on Federal tax law. The Owner of such a Policy will be taxed on distributions such as loans, surrenders, partial surrenders and withdrawals to the extent of any income (gain) to the Owner (income-first basis). Additionally, a 10% penalty tax may be imposed on income distributed before the Owner attains age 59 1/2. Policies entered into prior to June 21, 1988, may also be subject to a tax on distributions if there is a material change in the benefits or other terms of the Policy. All modified endowment contracts issued by the same insurer (or affiliates) to the Owner during any calendar year generally will be treated as one contract for the purpose of applying these rules. Your tax advisor should be consulted if you have questions regarding the possible impact of the recent tax law on your Policy.

  Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or beneficiary.

  The above description of Federal tax consequences is only a brief summary and is not intended as tax advice. For further information consult a qualified tax advisor.

  Federal and state tax laws can change from time to time and, as a result, the tax consequences to the Owner and beneficiary may be altered.

CHARGE FOR JOHN HANCOCK'S TAXES

  Currently John Hancock makes no charge against the Account for Federal income taxes that may be attributable to this class of Policies. If John Hancock incurs, or expects to incur, income taxes attributable to this class of Policies or any Subaccount in the future, it reserves the right to make a charge for those taxes.

  Under current laws, John Hancock may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, charges for such taxes may be made.

CORPORATE AND H.R. 10 PLANS

  The Policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of Section 401 of the Code. If so, the Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized.

           BOARD OF DIRECTORS AND EXECUTIVE OFFICERS OF JOHN HANCOCK

  The Directors and Executive Officers of John Hancock and their principal occupations during the past five years are as follows:

   Directors                           Principal Occupations
   ---------                           ---------------------
   Samuel W. Bodman       Chairman of the Board and Chief Executive Offi-
                          cer, Cabot Corporation (chemicals)

   Nelson S. Gifford      Director, Boston Edison Company (electric utili-
                          ty).

   William L. Boyan       President, John Hancock

   Kathleen F. Feldstein  President, Economics Studies Inc. (economic con-
                          sulting).

   Lawrence K. Fish       Chairman and Chief Executive Officer, Citizens
                          Financial Group (banking).

   E. James Morton        Director, formerly Chairman of the Board, John
                          Hancock
   John F. Magee          Chairman of the Board, Arthur D. Little, Inc.
                          (industrial research and consultant).

   John M. Connors, Jr.   President and Chief Executive Officer, Hill,
                          Holliday, Connors, Cosmopoulos, Inc.
                          (advertising).

   Stephen L. Brown       Chairman of the Board and Chief Executive Offi-
                          cer, John Hancock

   Thomas L. Phillips     Director, formerly Chairman of the Board, Ray-
                          theon Company (electronics).

   I. MacAllister Booth   Former Chairman of the Board and Chief Executive
                          Officer, Polaroid Corporation (photographic
                          products)

   C. Vincent Vappi       Former President and Chief Executive Officer,
                          Vappi & Company, Inc. (construction).

   Randolph W. Bromery    President, Springfield College.

   Robert J. Tarr, Jr.    Former President, Chief Executive Officer and
                          Chief Operations Officer, Harcourt, General,
                          Inc. (publishing).

   David F. D'Alessandro  Senior Executive Vice President, John Hancock

   Joan T. Bok            Chairman of the Board, New England Electric Sys-
                          tem (electric utility).

   Robert E. Fast         Partner, Hale and Dorr (law firm).

   Foster L. Aborn        Vice Chairman of the Board, John Hancock

   Richard F. Syron       Chairman of the Board and Chief Executive Offi-
                          cer, American Stock Exchange.

   Michael C. Hawley      President and Chief Operating Officer, The
                          Gillette Company (razors, etc.).
   Executive Officers
   ------------------
   Diane M. Capstaff      Executive Vice President

   Thomas E. Moloney      Executive Vice President

   Richard S. Scipione    General Counsel

   Bruce E. Skrine        Senior Vice President and Secretary

  The business address of all Directors and officers of John Hancock is John Hancock Place, Boston, Massachusetts 02117.

                                    REPORTS

  In each Policy year (except while the Policy is continued in effect under a fixed option on lapse) a statement will be sent to the Owner setting forth the amount of the Current and Guaranteed Death Benefits, the Account Value, the portion of the Account Value in each Subaccount, the Surrender Value, premiums received and charges deducted from premium since the last report, and any outstanding Indebtedness (and interest charged for the preceding Policy year) as of the last day of such year. Moreover, confirmations will be furnished to Owners of transfers among Subaccounts, Policy loans, partial withdrawals of Excess Value and certain other Policy transactions. Premium payments not in response to a billing notice are "unscheduled" and will be separately confirmed. Therefore, an Owner who makes a premium payment that differs by more than $25 from that billed will receive a separate confirmation of that premium payment.

  Owners will be sent semiannually a report containing the financial statements of the Fund, including a list of securities held in each Portfolio.

                               VOTING PRIVILEGES

  All of the assets in the variable Subaccounts of the Account are invested in shares of the corresponding Portfolios of the Fund. John Hancock will vote the shares of each of the Portfolios of the Fund which are deemed attributable to qualifying variable life insurance policies and variable annuity contracts at regular and special meetings of the Fund's shareholders in accordance with instructions received from owners of all such policies or contracts. Shares of the Fund held in the Account which are not attributable to such policies or contracts and shares for which instructions from owners are not received will be represented by John Hancock at the meeting and will be voted for and against each matter in the same proportions as the votes based upon the instructions received from the owners of all such policies and contracts.

  The number of Fund shares held in each variable Subaccount deemed attributable to each owner is determined by dividing the amount of a Policy's Account Value held in the variable Subaccount by the net asset value of one share in the corresponding Fund Portfolio in which the assets of that variable Subaccount are invested. Fractional votes will be counted. The number of shares as to which the owner may give instructions will be determined as of the record date for the Fund's meeting.

  Owners of Policies may give instructions regarding the election of the Board of Trustees of the Fund, ratification of the selection of independent auditors, approval of the Fund's investment management agreement and other matters requiring a vote under the 1940 Act. Owners will be furnished information and forms by John Hancock in order that voting instructions may be given.

  John Hancock may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to change the investment objectives of the Portfolios of the Fund or to approve or disapprove an investment advisory or underwriting contract for the Fund. John Hancock also may disregard voting instructions in favor of changes initiated by an owner or the Fund's Board of Trustees in the investment policy, investment adviser or principal underwriter of the Fund, if John Hancock (i) reasonably disapproves of such changes and (ii) in the case of a change of investment policy or investment adviser, makes a good-faith determination that the proposed change is contrary to state law or prohibited by state regulatory authorities or that the change would be inconsistent with a variable Subaccount's investment objectives or would result in the purchase of securities which vary from the general quality and nature of investments and investment techniques utilized by other separate accounts of John Hancock or of an affiliated life insurance company, which separate accounts have investment objectives similar to those of the variable Subaccount. In the event John Hancock does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next semi-annual report to owners.

               CHANGES IN APPLICABLE LAW--FUNDING AND OTHERWISE

  The voting privileges described in this Prospectus are afforded based on John Hancock's understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, John Hancock reserves the right to proceed in accordance with any such revised requirements. John Hancock also reserves the right, subject to compliance with applicable law, including approval of owners if so required,
(1) to transfer assets determined by John Hancock to be associated with the class of policies to which the Policies belong from the Account to another separate account or variable Subaccount by withdrawing the same percentage of each investment in the Account with appropriate adjustments to avoid odd lots and fractions, (2) to operate the Account as a "management-type investment company" under the 1940 Act, or in any other form permitted by law, the investment adviser of which would be John Hancock or an affiliate and (3) to deregister the Account under the 1940 Act. John Hancock would notify owners of any of the foregoing changes and, to the extent legally required, obtain approval of owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.

                               STATE REGULATION

  John Hancock is subject to regulation and supervision by the Massachusetts Commissioner of Insurance who periodically examines its affairs. It also is subject to the applicable insurance laws and regulations of all jurisdictions in which it is authorized to do business.

  John Hancock is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business for purposes of determining solvency and compliance with local insurance laws and regulations.

                                 LEGAL MATTERS

  Legal matters in connection with the Policies described in this Prospectus have been passed on by Ronald J. Bocage, Vice President and Counsel for John Hancock. Messrs. Freedman, Levy, Kroll & Simonds, Washington, D.C., have advised John Hancock on certain Federal securities law matters in connection with the Policies.

                            REGISTRATION STATEMENT

  This Prospectus omits certain information contained in the Registration Statement which has been filed with the Commission. More details may be obtained from the Securities and Exchange Commission upon payment of the prescribed fee.

                                    EXPERTS

  The financial statements of John Hancock and the Account included in this Prospectus have been audited by Ernst & Young LLP, independent auditors, for the periods indicated in their reports thereon which appear elsewhere herein, and have been included in reliance on their reports given on their authority as experts in accounting and auditing.

  Actuarial matters included in this Prospectus have been examined by Randi M. Sterrn, F.S.A., an Actuary of John Hancock.

                             FINANCIAL STATEMENTS

  The financial statements of John Hancock included herein should be distinguished from the financial statements of the Account and should be considered only as bearing upon the ability of John Hancock to meet its obligations under the Policies.

JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 1996

                    Large Cap   Sovereign  International Small Cap  International  Mid Cap   Large Cap     Money     Mid Cap
                     Growth       Bond       Equities      Growth     Balanced      Growth     Value      Market      Value
                   Subaccount  Subaccount   Subaccount   Subaccount  Subaccount   Subaccount Subaccount Subaccount  Subaccount
                   ----------- ----------- ------------- ---------- ------------- ---------- ---------- ----------- ----------
ASSETS
Investments in
 shares of
 portfolios of
 John Hancock
 Variable Series
 Trust I, at
 value...........  $12,863,129 $52,753,269  $3,757,643    $257,053     $32,766     $165,152   $104,532  $ 9,960,187  $228,427
Investments in
 shares of
 portfolios of M
 Fund, Inc., at
 value...........          --          --          --          --          --           --         --           --        --
Policy loans and
 accrued interest
 receivable......    1,217,789   9,183,115     205,660         --          --           --         --     2,124,205       --
Receivable from:
 John Hancock
  Variable Series
  Trust I........        5,468      46,420       2,024       6,728          83        3,468     12,908       95,672     3,265
 M Fund, Inc.....          --          --          --          --          --           --         --           --        --
                   ----------- -----------  ----------    --------     -------     --------   --------  -----------  --------
 Total assets....   14,086,386  61,982,804   3,965,327     263,781      32,849      168,621    117,439   12,180,064   231,691
LIABILITIES
Payable to John
 Hancock Variable
 Life Insurance
 Company.........        5,244      45,466       1,962       6,724          82        3,466     12,906       96,772     3,261
Asset charges
 payable.........          224         954          62           4           1            2          2          186         4
                   ----------- -----------  ----------    --------     -------     --------   --------  -----------  --------
Total
 liabilities.....        5,468      46,420       2,024       6,728          83        3,468     12,908       96,958     3,265
                   ----------- -----------  ----------    --------     -------     --------   --------  -----------  --------
Net assets.......  $14,080,918 $61,936,384  $3,963,303    $257,053     $32,766     $165,152   $104,532  $12,083,106  $228,427
                   =========== ===========  ==========    ========     =======     ========   ========  ===========  ========
                      Special    Real Estate
                   Opportunities   Equity
                    Subaccount   Subaccount
                   ------------- -----------
ASSETS
Investments in
 shares of
 portfolios of
 John Hancock
 Variable Series
 Trust I, at
 value...........   $2,981,726   $3,453,171
Investments in
 shares of
 portfolios of M
 Fund, Inc., at
 value...........          --           --
Policy loans and
 accrued interest
 receivable......          --       191,332
Receivable from:
 John Hancock
  Variable Series
  Trust I........        9,468       71,976
 M Fund, Inc.....          --           --
                   ------------- -----------
 Total assets....    2,991,193    3,716,479
LIABILITIES
Payable to John
 Hancock Variable
 Life Insurance
 Company.........        9,419       71,915
Asset charges
 payable.........           49           58
                   ------------- -----------
Total
 liabilities.....        9,468       71,973
                   ------------- -----------
Net assets.......   $2,981,726   $3,644,506
                   ============= ===========

See accompanying notes.

JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

DECEMBER 31, 1996

                                            Short-Term                                                   Turner     Edinburgh
                     Growth &                  U.S.     Small Cap  International   Equity   Strategic     Core    International
                      Income      Managed   Government    Value    Opportunities   Index       Bond      Growth      Equity
                    Subaccount  Subaccount  Subaccount  Subaccount  Subaccount   Subaccount Subaccount Subaccount  Subaccount
                   ------------ ----------- ----------- ---------- ------------- ---------- ---------- ---------- -------------
ASSETS
Investments in
 shares of
 portfolios of
 John Hancock
 Variable Series
 Trust I, at
 value...........  $147,820,489 $70,927,719 $25,065,342  $64,908     $145,273     $235,875   $13,218    $   --       $   --
Investments in
 shares of
 portfolios of
 M Fund, Inc., at
 value...........           --          --          --       --           --           --        --      28,792       88,903
Policy loans and
 accrued interest
 receivable......    21,886,336   9,676,484         --       --           --           --        --         --           --
Receivable from:
 John Hancock
  Variable Series
  Trust I........        43,492      21,493         467        1        6,018            4        47        --           --
 M Fund, Inc. ...           --          --          --       --           --           --        --         --             1
                   ------------ ----------- -----------  -------     --------     --------   -------    -------      -------
 Total assets....   169,750,317  80,625,696  25,065,809   64,908      151,291      235,879    13,265     28,792       88,904
LIABILITIES
Payable to John
 Hancock Variable
 Life Insurance
 Company.........        40,849      20,919          55      --         6,016          --         47        --           --
Asset charges
 payable.........         2,643       1,259         412        1            2            4       --         --             1
                   ------------ ----------- -----------  -------     --------     --------   -------    -------      -------
Total
 liabilities.....        43,492      22,178         467        1        6,018            4        47        --             1
                   ------------ ----------- -----------  -------     --------     --------   -------    -------      -------
Net assets.......  $169,706,825 $80,603,518 $25,065,342  $64,908     $145,273     $235,875   $13,218    $28,792      $89,903
                   ============ =========== ===========  =======     ========     ========   =======    =======      =======
                     Frontier
                     Capital
                   Appreciation
                    Subaccount
                   ------------
ASSETS
Investments in
 shares of
 portfolios of
 John Hancock
 Variable Series
 Trust I, at
 value...........    $    --
Investments in
 shares of
 portfolios of
 M Fund, Inc., at
 value...........     159,209
Policy loans and
 accrued interest
 receivable......         --
Receivable from:
 John Hancock
  Variable Series
  Trust I........         --
 M Fund, Inc. ...           3
                   ------------
 Total assets....     159,212
LIABILITIES
Payable to John
 Hancock Variable
 Life Insurance
 Company.........         --
Asset charges
 payable.........           3
                   ------------
Total
 liabilities.....           3
                   ------------
Net assets.......    $159,209
                   ============

See accompanying notes.

JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

STATEMENTS OF OPERATIONS

FOR THE YEARS AND PERIODS ENDED DECEMBER 31

                     Large Cap Growth Subaccount        Sovereign Bond Subaccount         International Equities Subaccount
                   -------------------------------  ------------------------------------  ---------------------------------
                      1996       1995      1994        1996         1995        1994         1996       1995       1994
                   ---------- ---------- ---------  -----------  ----------  -----------  ---------------------------------
Investment in-
 come:
 Distributions
  received from:
 John Hancock
  Variable Series
  Trust I........  $1,905,476 $  754,115 $ 288,656  $ 3,765,421  $3,504,747  $ 2,780,967  $   42,110 $   29,692 $    32,660
 M Fund, Inc. ...         --         --        --           --          --           --          --         --          --
 Interest income
  on policy
  loans..........      83,974     67,279    54,175      678,580     641,677      622,042      13,158      9,853       7,477
                   ---------- ---------- ---------  -----------  ----------  -----------  ---------- ---------- -----------
 Total investment
  income.........   1,989,450    821,394   342,831    4,444,001   4,146,424    3,403,009      55,268     39,545      40,137
Expenses:
 Mortality and
  expense risks..      68,829     48,056    31,565      325,346     286,349      257,251      19,834     15,495       9,653
                   ---------- ---------- ---------  -----------  ----------  -----------  ---------- ---------- -----------
Net investment
 income (loss)...   1,919,621    773,338   311,266    4,118,655   3,860,075    3,145,758      35,434     24,050      30,484
Net realized and
 unrealized gain
 (loss) on in-
 vestments:
 Net realized
  gain (loss)....     145,304     23,090   (35,449)    (169,158)   (127,733)    (215,268)     25,854     14,367      11,225
 Net unrealized
  appreciation
  (depreciation)
  during the
  year...........       3,756  1,225,784  (298,196)  (1,418,707)  4,205,161   (3,583,940)    217,574    164,490    (159,108)
                   ---------- ---------- ---------  -----------  ----------  -----------  ---------- ---------- -----------
Net realized and
 unrealized gain
 (loss) on
 investments.....     149,060  1,248,874  (333,645)  (1,587,865)  4,077,428   (3,799,208)    243,428    178,857    (147,883)
                   ---------- ---------- ---------  -----------  ----------  -----------  ---------- ---------- -----------
Net increase (de-
 crease) in net
 assets resulting
 from operations.  $2,068,681 $2,022,212 $ (22,379) $ 2,530,790  $7,937,503  $  (653,450) $  278,862 $  202,907 $  (117,399)
                   ========== ========== =========  ===========  ==========  ===========  ========== ========== ===========
                   Small Cap  International
                     Growth     Balanced
                   Subaccount  Subaccount
                   ---------- -------------
                     1996*        1996*
                   ---------- -------------
Investment in-
 come:
 Distributions
  received from:
 John Hancock
  Variable Series
  Trust I........   $   160      $  734
 M Fund, Inc. ...       --          --
 Interest income
  on policy
  loans..........       --          --
                   ---------- -------------
 Total investment
  income.........       160         734
Expenses:
 Mortality and
  expense risks..       538          81
                   ---------- -------------
Net investment
 income (loss)...      (378)        653
Net realized and
 unrealized gain
 (loss) on in-
 vestments:
 Net realized
  gain (loss)....      (690)          9
 Net unrealized
  appreciation
  (depreciation)
  during the
  year...........    (5,174)        899
                   ---------- -------------
Net realized and
 unrealized gain
 (loss) on
 investments.....    (5,865)        908
                   ---------- -------------
Net increase (de-
 crease) in net
 assets resulting
 from operations.   $(6,242)     $1,561
                   ========== =============

* From May 1, 1996 (commencement of operations).

See accompanying notes.

JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

FOR THE YEARS AND PERIODS ENDED DECEMBER 31

                   Mid Cap Growth Large Cap Value                              Mid Cap Value
                     Subaccount     Subaccount      Money Market Subaccount     Subaccount   Special Opportunities Subaccount
                   -------------- --------------- ---------------------------- ------------- ------------------------------------
                       1996*           1996*         1996      1995     1994       1996*        1996        1995      1994**
                   -------------- --------------- ---------- -------- -------- ------------- ----------- ----------- ------------
Investment in-
 come:
 Distributions
  received from:
 John Hancock
  Variable Series
  Trust I........      $  411         $2,056      $1,073,915 $810,091 $284,469    $ 5,010    $   114,600 $    22,718 $     746
 M Fund, Inc.....         --             --              --       --       --         --             --          --        --
 Interest income
  on policy loans         --             --          160,206  155,058  148,601        --             --          --        --
                       ------         ------      ---------- -------- --------    -------    ----------- ----------- ---------
 Total investment
  income.........         411          2,056       1,234,121  965,149  433,070      5,010        114,600      22,718       746
Expenses:
 Mortality and
  expense risks..         292            217         134,461   96,074   52,620        572         10,841       3,017       289
                       ------         ------      ---------- -------- --------    -------    ----------- ----------- ---------
 Net investment
  income.........         119          1,838       1,099,660  869,075  380,450      4,438        103,759      19,701       457
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized
  gain (loss)....         (17)           588             --       --       --       8,413         81,916       9,743        77
 Net unrealized
  appreciation
  (depreciation)
  during the
  year...........       1,684          4,787             --       --       --      14,211        264,010     126,004    (1,412)
                       ------         ------      ---------- -------- --------    -------    ----------- ----------- ---------
 Net realized and
  unrealized gain
  (loss) on
  investments....       1,667          5,375             --       --       --      22,624        345,926     135,747    (1,335)
                       ------         ------      ---------- -------- --------    -------    ----------- ----------- ---------
Net increase
 (decrease) in
 net assets
 resulting from
 operations......      $1,786         $7,213      $1,099,660 $869,075 $380,450    $27,062    $   449,686 $   155,448 $    (878)
                       ======         ======      ========== ======== ========    =======    =========== =========== =========

 *From May 1, 1996 (commencement of operations).

**From May 6, 1994 (commencement of operations).

See accompanying notes.

JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

FOR THE YEARS AND PERIODS ENDED DECEMBER 31

                                                               Growth & Income
                     Real Estate Equity Subaccount               Subaccount                       Managed Subaccount
                     ------------------------------  -----------------------------------  -------------------------------------
                       1996      1995       1994        1996        1995        1994         1996         1995         1994
                     --------- ---------  ---------  ----------- ----------- -----------  -----------  -----------  -----------
 Investment in-
 come:
 Distributions re-
 ceived from:
  John Hancock
  Variable Series
  Trust I.........   $ 177,243 $ 153,495  $  99,568  $18,406,284 $10,687,455 $ 5,320,942  $ 8,705,892  $ 5,946,035  $ 2,136,167
  M Fund, Inc.....         --        --         --           --          --          --           --           --           --
 Interest income
 on policy loans..      13,041    12,322     10,368    1,562,266   1,397,618   1,289,505      705,413      626,984      554,232
                     --------- ---------  ---------  ----------- ----------- -----------  -----------  -----------  -----------
 Total investment
 income...........     190,284   165,817    109,954   19,968,550  12,085,073   6,610,447    9,411,305    6,573,019    2,690,399
 Expenses:
 Mortality and ex-
 pense risks......      16,931    13,502      9,807      842,055     646,807     529,971      426,946      356,869      299,763
                     --------- ---------  ---------  ----------- ----------- -----------  -----------  -----------  -----------
 Net investment
 income...........     173,352   152,315    100,147   19,126,495  11,438,266   6,080,476    8,984,359    6,216,150    2,390,636
 Net realized and
 unrealized gain
 (loss) on invest-
 ments:
 Net realized gain
 (loss)...........      39,891   (39,490)   (17,561)     820,430      85,385    (249,230)     230,806       (6,127)    (182,296)
 Net unrealized
 appreciation
 (depreciation)
 during the year..     637,301   155,992    (47,683)   4,555,481  17,351,805  (5,560,223)  (2,103,918)   7,134,666   (2,984,103)
                     --------- ---------  ---------  ----------- ----------- -----------  -----------  -----------  -----------
 Net realized and
 unrealized gain
 (loss) on invest-
 ments............     677,192 $ 116,502    (65,244)   5,375,911  17,437,190  (5,809,453)  (1,873,112)   7,128,539   (3,166,399)
                     --------- ---------  ---------  ----------- ----------- -----------  -----------  -----------  -----------
 Net increase
 (decrease) in net
 assets resulting
 from operations..   $ 850,544 $ 268,817  $  34,903  $24,502,406 $28,875,456 $   271,023  $ 7,111,247  $13,344,689  $  (775,763)
                     ========= =========  =========  =========== =========== ===========  ===========  ===========  ===========
                           Short-Term
                        U.S. Government      Small Cap Value
                           Subaccount          Subaccount
                     ----------------------- ---------------
                       1996    1995  1994**       1996*
                     -------- ------ ------- ---------------
 Investment in-
 come:
 Distributions re-
 ceived from:
  John Hancock
  Variable Series
  Trust I.........   $201,830 $2,749 $ 239       $1,653
  M Fund, Inc.....        --     --    --           --
 Interest income
 on policy loans..        --     --    --           --
                     -------- ------ ------- ---------------
 Total investment
 income...........    201,830  2,749   239        1,653
 Expenses:
 Mortality and ex-
 pense risks......     15,305    295    22          128
                     -------- ------ ------- ---------------
 Net investment
 income...........    186,525  2,454   217        1,525
 Net realized and
 unrealized gain
 (loss) on invest-
 ments:
 Net realized gain
 (loss)...........        577    477    (6)          11
 Net unrealized
 appreciation
 (depreciation)
 during the year..    225,129  1,735  (282)       2,702
                     -------- ------ ------- ---------------
 Net realized and
 unrealized gain
 (loss) on invest-
 ments............    225,706  2,216  (288)       2,713
                     -------- ------ ------- ---------------
 Net increase
 (decrease) in net
 assets resulting
 from operations..   $412,231 $4,666 $ (71)      $4,238
                     ======== ====== ======= ===============

 * From May 1, 1996 (commencement of operations).

** From May 1, 1994 (commencement of operations).

See accompanying notes.

JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

FOR THE YEARS AND PERIODS ENDED DECEMBER 31

                     International                                                     Edinburgh             Frontier
                     Opportunities Equity Index Strategic Bond Turner Core Growth International Equity Capital Appreciation
                      Subaccount    Subaccount    Subaccount       Subaccount          Subaccount           Subaccount
                         1996*        1996*         1996*            1996*               1996*                1996*
                     ------------- ------------ -------------- ------------------ -------------------- --------------------
Investment income:
 Distributions re-
  ceived from:
 John Hancock Vari-
  able Series Trust
  I................     $  482       $ 4,958         $539            $  --              $   --                $  --
 M Fund, Inc.......        --            --           --                958                 510                  --
 Interest income on
  policy loans.....        --            --           --                --                  --                   --
                        ------       -------         ----            ------             -------               ------
 Total investment
  income...........        482         4,958          539               958                 510                  --
Expenses:
 Mortality and ex-
  pense risks......        295           287           30                83                 173                  477
                        ------       -------         ----            ------             -------               ------
 Net investment in-
  come (loss)......        187         4,671          509               875                 337                 (477)
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain
  (loss)...........         57           620           36                48                 (91)               6,683
 Net unrealized ap-
  preciation (de-
  preciation) dur-
  ing the year.....      7,271         6,278            8               784              (1,056)               1,317
                        ------       -------         ----            ------             -------               ------
 Net realized and
  unrealized gain
  (loss) on
  investments......      7,328         6,898           44               832              (1,147)               7,999
                        ------       -------         ----            ------             -------               ------
Net increase
 (decrease) in net
 assets resulting
 from operations...     $7,515       $11,569         $553            $1,707             $  (810)              $7,523
                        ======       =======         ====            ======             =======               ======

* From May 1, 1996 (commencement of operations).

See accompanying notes.

JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS AND PERIODS ENDED DECEMBER 31

                      Large Cap Growth Subaccount             Sovereign Bond Subaccount
                   ------------------------------------  -------------------------------------
                      1996         1995         1994        1996         1995         1994
                   -----------  -----------  ----------  -----------  -----------  -----------
Increase (de-
 crease) in net
 assets from op-
 erations:
 Net investment
  income (loss)..  $ 1,919,621  $   773,338  $  311,266  $ 4,118,655  $ 3,860,075  $ 3,145,758
 Net realized
  gain (loss)....      145,304       23,090     (35,449)    (169,158)    (127,733)    (215,268)
 Net unrealized
  appreciation
  (depreciation)
  during the
  year...........        3,756    1,225,784    (298,196)  (1,418,707)   4,205,161   (3,583,940)
                   -----------  -----------  ----------  -----------  -----------  -----------
 Net increase
  (decrease) in
  net assets re-
  sulting from
  operations.....    2,068,681    2,022,212     (22,379)   2,530,790    7,937,503     (653,450)
From policyholder
 transactions:
 Net premiums
  from
  policyholders..    4,588,842    3,921,962   3,110,357   12,282,665    8,741,178    9,292,171
 Net benefits to
  policyholders..   (3,100,493)  (2,170,453) (1,704,646)  (8,373,358)  (8,117,059)  (8,795,613)
 Net increase in
  policy loans...      174,445      181,384     187,506      344,565      344,088      454,821
                   -----------  -----------  ----------  -----------  -----------  -----------
Net increase in
 net assets from
 policyholder
 transactions....    1,662,794    1,932,893   1,593,217    4,253,872      968,207      951,379
                   -----------  -----------  ----------  -----------  -----------  -----------
 Net increase in
  net assets.....    3,731,475    3,955,105   1,570,838    6,784,661    8,905,710      297,929
Net assets at be-
 ginning of year.   10,349,443    6,394,338   4,823,500   55,151,723   46,246,013   45,948,084
                   -----------  -----------  ----------  -----------  -----------  -----------
Net assets at end
 of year.........  $14,080,918  $10,349,443  $6,394,338  $61,936,384  $55,151,723  $46,246,013
                   ===========  ===========  ==========  ===========  ===========  ===========
                                                        Small Cap  International
                                                          Growth     Balanced
                   International Equities Subaccount    Subaccount  Subaccount
                   ------------------------------------ ---------- -------------
                      1996         1995        1994       1996*        1996*
                   ------------ ----------- ----------- ---------- -------------
Increase (de-
 crease) in net
 assets from op-
 erations:
 Net investment
  income (loss)..  $    35,434  $   24,050  $   30,484   $   (378)    $   653
 Net realized
  gain (loss)....       25,854      14,367      11,225       (690)          9
 Net unrealized
  appreciation
  (depreciation)
  during the
  year...........      217,574     164,490    (159,108)    (5,174)        899
                   ------------ ----------- ----------- ---------- -------------
 Net increase
  (decrease) in
  net assets re-
  sulting from
  operations.....      278,862     202,907    (117,399)    (6,242)      1,561
From policyholder
 transactions:
 Net premiums
  from
  policyholders..    1,691,043   1,439,112   1,997,179    276,720      32,725
 Net benefits to
  policyholders..   (1,137,159)   (927,937)   (636,005)   (13,425)     (1,520)
 Net increase in
  policy loans...       47,823      27,649      54,609        --          --
                   ------------ ----------- ----------- ---------- -------------
Net increase in
 net assets from
 policyholder
 transactions....      601,707     538,824   1,415,783    263,295      31,205
                   ------------ ----------- ----------- ---------- -------------
 Net increase in
  net assets.....      880,569     741,731   1,298,384    257,053      32,766
Net assets at be-
 ginning of year.    3,082,734   2,341,003   1,042,619        --          --
                   ------------ ----------- ----------- ---------- -------------
Net assets at end
 of year.........  $ 3,963,303  $3,082,734  $2,341,003   $257,053     $32,766
                   ============ =========== =========== ========== =============

* From May 1, 1996 (commencement of operations).

See accompanying notes.

JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

FOR THE YEARS AND PERIODS ENDED DECEMBER 31

                   Mid Cap Growth Large Cap Value                                         Mid Cap Value
                     Subaccount     Subaccount          Money Market Subaccount            Subaccount
                   -------------- --------------- --------------------------------------  -------------
                       1996*           1996*          1996         1995         1994          1996*
                   -------------- --------------- ------------  -----------  -----------  -------------
Increase (de-
 crease) in net
 assets from op-
 erations:
 Net investment
  income.........     $    119       $  1,838     $  1,099,660  $   869,075  $   380,450    $  4,438
 Net realized
  gain (loss)....          (17)           588              --           --           --        8,413
 Net unrealized
  appreciation
  (depreciation)
  during the
  year...........        1,684          4,787              --           --           --       14,211
                      --------       --------     ------------  -----------  -----------    --------
 Net increase
  (decrease) in
  net assets re-
  sulting from
  operations.....        1,786          7,213        1,099,660      869,075      380,450      27,062
From policyholder
 transactions:
 Net premiums
  from policy-
  holders........      172,848        107,940       34,216,886   13,611,860    2,450,447     284,225
 Net benefits to
  policyholders..       (9,482)       (10,621)     (44,096,427)  (2,969,848)  (2,597,488)    (82,860)
 Net increase
  (decrease) in
  policy loans...          --             --          (134,332)     149,842       25,104         --
                      --------       --------     ------------  -----------  -----------    --------
Net increase (de-
 crease) in net
 assets from pol-
 icyholder trans-
 actions.........      163,366         97,319      (10,013,873)  10,791,854     (121,937)    201,364
                      --------       --------     ------------  -----------  -----------    --------
 Net increase
  (decrease) in
  net assets.....      165,152        104,532       (8,914,213)  11,660,929      258,513     228,427
Net assets at be-
 ginning of year.          --             --        20,997,319    9,336,390    9,077,877         --
                      --------       --------     ------------  -----------  -----------    --------
Net assets at end
 of year.........     $165,152       $104,532     $ 12,083,106  $20,997,319  $ 9,336,390    $228,427
                      ========       ========     ============  ===========  ===========    ========
                   Special Opportunities Subaccount
                   -----------------------------------
                      1996         1995      1994**
                   ------------ ----------- ----------
Increase (de-
 crease) in net
 assets from op-
 erations:
 Net investment
  income.........  $   103,759  $   19,701  $     457
 Net realized
  gain (loss)....       81,916       9,743         77
 Net unrealized
  appreciation
  (depreciation)
  during the
  year...........      264,010     126,004     (1,412)
                   ------------ ----------- ----------
 Net increase
  (decrease) in
  net assets re-
  sulting from
  operations.....      449,686     155,448       (878)
From policyholder
 transactions:
 Net premiums
  from policy-
  holders........    2,077,582     774,566    201,268
 Net benefits to
  policyholders..     (497,714)   (164,561)   (13,671)
 Net increase
  (decrease) in
  policy loans...          --          --         --
                   ------------ ----------- ----------
Net increase (de-
 crease) in net
 assets from pol-
 icyholder trans-
 actions.........    1,579,868     610,005    187,597
                   ------------ ----------- ----------
 Net increase
  (decrease) in
  net assets.....    2,029,554     765,453    186,719
Net assets at be-
 ginning of year.      952,172     186,719        --
                   ------------ ----------- ----------
Net assets at end
 of year.........  $ 2,981,726  $  952,172  $ 186,719
                   ============ =========== ==========

 * From May 1, 1996 (commencement of operations).

** From May 6, 1994 (commencement of operations).

See accompanying notes.

JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

FOR THE YEARS AND PERIODS ENDED DECEMBER 31

                       Real Estate Equity Subaccount            Growth & Income Subaccount
                     -----------------------------------  ----------------------------------------
                        1996         1995        1994         1996          1995          1994
                     -----------  ----------  ----------  ------------  ------------  ------------
 Increase
 (decrease) in net
 assets from
 operations:
 Net investment
 income...........   $   173,352  $  152,315  $  100,147  $ 19,126,495  $ 11,438,266  $  6,080,476
 Net realized gain
 (loss)...........        39,891     (39,490)    (17,561)      820,430        35,385      (249,230)
 Net unrealized
 appreciation
 (depreciation)
 during the year..       637,301     155,992     (47,683)    4,555,481    17,351,805    (5,560,223)
                     -----------  ----------  ----------  ------------  ------------  ------------
 Net increase
 (decrease) in net
 assets resulting
 from operations..       850,544     268,817      34,903    24,502,406    28,875,456       771,023
 From policyholder
 transactions:
 Net premiums from
 policyholders....     1,161,434   1,086,721   1,225,072    32,903,369    20,933,714    20,019,801
 Net benefits to
 policyholders....    (1,008,265)   (814,812)   (573,521)  (21,130,764)  (16,972,544)  (16,374,221)
 Net increase
 (decrease) in
 policy loans.....        33,973     (13,207)     57,955     1,965,134     1,898,826     1,394,155
                     -----------  ----------  ----------  ------------  ------------  ------------
 Net increase in
 net assets from
 policyholder
 transactions.....       187,142     258,702     709,506    13,737,738     5,859,996     5,039,735
                     -----------  ----------  ----------  ------------  ------------  ------------
  Net increase in
  net assets......     1,037,686     527,519     744,409    38,240,144    34,735,452     5,310,758
 Net assets at
 beginning of
 year.............     2,606,820   2,079,301   1,334,892   131,466,681    96,731,229    91,420,471
                     -----------  ----------  ----------  ------------  ------------  ------------
 Net assets at end
 of year..........   $ 3,644,506  $2,606,820  $2,079,301  $169,706,825  $131,466,681  $ 96,731,229
                     ===========  ==========  ==========  ============  ============  ============
                                                                                               Small Cap
                                                                     Short-Term U.S.             Value
                               Managed Subaccount                 Government Subaccount        Subaccount
                     ----------------------------------------- ------------------------------- ----------
                         1996          1995          1994         1996        1995    1994**     1996*
                     ------------- ------------- ------------- ------------ --------- -------- ----------
 Increase
 (decrease) in net
 assets from
 operations:
 Net investment
 income...........   $  8,984,359  $  6,216,150  $  2,300,636  $   186,525  $  2,454  $   217   $ 1,525
 Net realized gain
 (loss)...........        230,806        (6,127)     (182,296)         577       477       (6)       11
 Net unrealized
 appreciation
 (depreciation)
 during the year..     (2,103,918)    7,134,666    (2,984,103)     225,129     1,735     (282)    2,702
                     ------------- ------------- ------------- ------------ --------- -------- ----------
 Net increase
 (decrease) in net
 assets resulting
 from operations..      7,111,247    13,344,689      (775,763)     412,231     4,666      (71)    4,238
 From policyholder
 transactions:
 Net premiums from
 policyholders....     14,481,195    13,141,463    13,309,384   24,721,092    68,539   21,611    63,825
 Net benefits to
 policyholders....    (12,942,967)  (11,680,334)  (10,118,793)    (147,655)  (14,808)    (263)   (3,155)
 Net increase
 (decrease) in
 policy loans.....        719,880     1,120,431       723,705          --        --       --        --
                     ------------- ------------- ------------- ------------ --------- -------- ----------
 Net increase in
 net assets from
 policyholder
 transactions.....      2,258,108     2,581,560     3,914,296   24,573,437    53,731   21,348    60,670
                     ------------- ------------- ------------- ------------ --------- -------- ----------
  Net increase in
  net assets......      9,369,355    15,926,249     3,138,533   24,985,668    58,397   21,277    64,908
 Net assets at
 beginning of
 year.............     71,234,163    55,307,914    52,169,381       79,674    21,277      --        --
                     ------------- ------------- ------------- ------------ --------- -------- ----------
 Net assets at end
 of year..........   $ 80,603,518  $ 71,234,163  $ 55,307,914  $25,065,342  $ 79,674  $21,277   $64,908
                     ============= ============= ============= ============ ========= ======== ==========

 * From May 1, 1996 (commencement of operations).

** From May 1, 1994 (commencement of operations).

See accompanying notes.

JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

FOR THE YEARS AND PERIODS ENDED DECEMBER 31

                                                                                                  Frontier
                          International   Equity                  Turner Core     Edinburgh       Capital
                          Opportunities   Index    Strategic Bond   Growth      International   Appreciation
                           Subaccount   Subaccount   Subaccount   Subaccount  Equity Subaccount  Subaccount
                          ------------- ---------- -------------- ----------- ----------------- ------------
                              1996*       1996*        1996*         1996*          1996*          1996*
                          ------------- ---------- -------------- ----------- ----------------- ------------
Increase (decrease) in
 net assets from opera-
 tions:
 Net investment income
  (loss)................    $    187     $  4,671     $   509       $   875        $   337        $   (477)
 Net realized gain
  (loss)................          57          620          36            48            (91)          6,683
 Net unrealized appreci-
  ation (depreciation)
  during the year.......       7,271        6,278           8           784         (1,056)          1,317
                            --------     --------     -------       -------        -------        --------
 Net increase (decrease)
  in net assets result-
  ing from operations...       7,515       11,569         553         1,707           (810)          7,523
From policyholder trans-
 actions:
 Net premiums from poli-
  cyholders.............     141,907      234,122      13,347        28,147         91,573         230,461
 Net benefits to policy-
  holders...............      (4,149)      (9,816)       (681)       (1,061)        (1,860)        (78,774)
 Net increase (decrease)
  in policy loans.......         --           --          --            --             --              --
                            --------     --------     -------       -------        -------        --------
Net increase in net as-
 sets from policyholder
 transactions...........     137,758      224,306      12,665        27,085         89,713         151,686
                            --------     --------     -------       -------        -------        --------
 Net increase in net as-
  sets..................     145,273      235,875      13,218        28,792         88,903         159,209
Net assets at beginning
 of year................         --           --          --            --             --              --
                            --------     --------     -------       -------        -------        --------
Net assets at end of
 year...................    $145,273     $235,875     $13,218       $28,792        $88,903        $159,209
                            ========     ========     =======       =======        =======        ========

* From May 1, 1996 (commencement of operations).

See accompanying notes.

JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1996

NOTE 1. ORGANIZATION

  John Hancock Mutual Variable Life Insurance Account UV (the Account) is a separate investment account of John Hancock Mutual Life Insurance Company (JHMLICO or John Hancock). John Hancock Mutual Variable Life Insurance Account UV was formed to fund variable life insurance policies (Policies) issued by JHMLICO. The Account is operated as a unit investment trust registered under the Investment Company Act of 1940, as amended, and currently consists of twenty-one subaccounts. The assets of each subaccount are invested exclusively in shares of a corresponding Portfolio of John Hancock Variable Series Trust I (the Fund) or of M Fund, Inc. (M Fund). New subaccounts may be added as new Portfolios are added to the Fund or to M Fund, or as other investment options are developed, and made available to policyholders. The twenty-one Portfolios of the Fund and of M Fund which are currently available are the Large Cap Growth, Sovereign Bond, International Equities, Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Special Opportunities, Real Estate Equity, Growth & Income, Managed, Short-Term U.S. Government, Small Cap Value, International Opportunities, Equity Index, Strategic Bond, Turner Core Growth, Edinburgh International Equity and Frontier Capital Appreciation Portfolios. Each Portfolio has a different investment objective.

  The net assets of the Account may not be less than the amount required under state insurance law to provide for death benefits (without regard to the minimum death benefit guarantee) and other policy benefits. Additional assets are held in JHMLICO's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

  The assets of the Account are the property of JHMLICO. The portion of the Account's assets applicable to the policies may not be charged with liabilities arising out of any other business JHMLICO may conduct.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

 Estimates

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

 Valuation of Investments

  Investment in shares of the Fund and of M Fund are valued at the reported net asset values of the respective Portfolios. Investment transactions are recorded on the trade date. Dividend income is recognized on the ex-dividend date. Realized gains and losses on sales of fund shares are determined on the basis of identified cost.

 Federal Income Taxes

  The operations of the Account are included in the federal income tax return of JHMLICO, which is taxed as a life insurance company under the Internal Revenue Code. JHMLICO has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the Policies funded in the Account. Currently, JHMLICO does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES--CONTINUED

 Expenses

  JHMLICO assumes mortality and expense risks of the variable life insurance policies for which asset charges are deducted at various rates ranging from
 .50% to .625%, depending on the type of policy, of net assets (excluding policy loans) of the Account. Additionally, a monthly charge at varying levels for the cost of extra insurance is deducted from the net assets of the Account.

  JHMLICO makes certain deductions for administrative expenses and state premium taxes from premium payments before amounts are transferred to the Account.

 Policy Loans

  Policy loans represent outstanding loans plus accrued interest. Interest is accrued (net of a charge for policy loan administration determined at an annual rate of .75% of the aggregate amount of policyholder indebtedness) and compounded daily.

NOTE 3. TRANSACTIONS WITH AFFILIATES

  JHMLICO acts as the distributor, principal underwriter and investment advisor for the Fund.

  Certain officers of the Account are officers and directors of JHMLICO or the Fund.

NOTE 4. DETAILS OF INVESTMENTS

  The details of the shares owned and cost and value of investments in the Portfolios of the Fund and of M Fund at December 31, 1996 were as follows:

  Portfolio                              Shares Owned     Cost        Value
  ---------                              ------------ ------------ ------------
Large Cap Growth........................     753,383  $ 12,264,052 $ 12,863,129
Sovereign Bond..........................   5,399,127    54,416,066   52,753,269
International Equities..................     223,257     3,471,773    3,757,643
Small Cap Growth........................      25,875       262,227      257,053
International Balanced..................       3,153        31,867       32,766
Mid Cap Growth..........................      16,156       163,468      165,152
Large Cap Value.........................       9,426        99,745      104,532
Money Market............................     996,019     9,960,187    9,960,187
Mid Cap Value...........................      20,128       214,216      228,427
Special Opportunities...................     180,471     2,593,124    2,981,726
Real Estate Equity......................     235,948     2,771,228    3,453,171
Growth & Income.........................  10,087,105   135,260,759  147,820,489
Managed.................................   5,312,019    70,602,813   70,927,719
Short-Term U.S. Government..............   2,494,808    25,291,924   25,065,342
Small Cap Value.........................       6,049        62,206       64,908
International Opportunities.............      13,709       138,002      145,273
Equity Index............................      21,256       229,597      235,875
Strategic Bond..........................       1,301        13,210       13,218
Turner Core Growth......................       2,482        28,008       28,792
Edinburgh International Equity..........       8,998        89,959       88,903
Frontier Capital Appreciation...........      12,716       157,892      159,209

JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

NOTE 4. DETAILS OF INVESTMENTS--CONTINUED

  Purchases, including reinvestment of dividend distributions and proceeds from the sales of shares in the Portfolios of the Fund and of M Fund during 1996, were as follows:

  Portfolio                                              Purchases     Sales
  ---------                                             ----------- -----------
Large Cap Growth....................................... $ 4,544,864 $   963,567
Sovereign Bond.........................................  10,719,783   2,708,914
International Equities.................................   1,233,884     646,203
Small Cap Growth.......................................     277,121      14,204
International Balanced.................................      33,304       1,445
Mid Cap Growth.........................................     174,282      10,797
Large Cap Value........................................     108,910       9,753
Money Market...........................................  35,555,205  44,368,729
Mid Cap Value..........................................     285,317      79,514
Special Opportunities..................................   1,904,890     221,262
Real Estate Equity.....................................     958,884     633,505
Growth & Income........................................  37,331,710   6,520,911
Managed................................................  15,375,370   4,875,941
Short-Term U.S. Government.............................  25,381,085     167,959
Small Cap Value........................................      64,983       2,788
International Opportunities............................     141,170       3,225
Equity Index...........................................     238,550       9,573
Strategic Bond.........................................      15,082       1,908
Turner Core Growth.....................................      29,706       1,746
Edinburgh International Equity.........................      92,504       2,454
Frontier Capital Appreciation..........................     244,138      92,928

            REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

Policyholders

John Hancock Mutual Variable Life Insurance Account UV

 of John Hancock Mutual Life Insurance Company

We have audited the accompanying statement of assets and liabilities of John Hancock Mutual Variable Life Insurance Account UV (the Account) (comprising, respectively, the Large Cap Growth, Sovereign Bond, International Equities, Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Special Opportunities, Real Estate Equity, Growth & Income, Managed, Short-Term U.S. Government, Small Cap Value, International Opportunities, Equity Index, Strategic Bond, Turner Core Growth, Edinburgh International Equity and Frontier Capital Appreciation Subaccounts) as of December 31, 1996, and the related statements of operations and changes in net assets for each of the periods indicated therein. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting John Hancock Mutual Variable Life Insurance Account UV at December 31, 1996, and the results of their operations and changes in their net assets for each of the periods indicated, in conformity with generally accepted accounting principles.

                                                         ERNST & YOUNG LLP

Boston, Massachusetts

February 7, 1997

            REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Directors and Policyholders

John Hancock Mutual Life Insurance Company

We have audited the accompanying statutory-basis statements of financial position of John Hancock Mutual Life Insurance Company as of December 31, 1996 and 1995, and the related statutory-basis summaries of operations, changes in policyholders' contingency reserves and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance, which practices differ from generally accepted accounting principles. The variances between such practices and generally accepted accounting principles also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

In our report dated February 7, 1996, we expressed an opinion that the 1995 financial statements of the Company fairly present, in all material respects, the Company's financial position, results of operations, and cash flows in conformity with generally accepted accounting principles for mutual life insurance companies and with reporting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance. As described in Note 1, the accompanying statutory-basis financial statements are no longer considered to be prepared in conformity with generally accepted accounting principles. Accordingly, our present opinion on the 1995 financial statements, as presented in the following paragraph, is different from that expressed in our previous report.

In our opinion, because of the effects of the matter described in the second preceding paragraph, the financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of John Hancock Mutual Life Insurance Company at December 31, 1996 and 1995, or the results of its operations or its cash flows for the years then ended.

Also, in our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of John Hancock Mutual Life Insurance Company at December 31, 1996 and 1995, and the results of its operations and its cash flows for the years then ended in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance.

                                                         ERNST & YOUNG LLP

Boston, Massachusetts

February 14, 1997

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

STATUTORY-BASIS STATEMENTS OF FINANCIAL POSITION

                                                                 December 31
                                                             -------------------
                                                               1996      1995
                                                             --------- ---------
                                                                (In millions)
ASSETS
Bonds--Note 6............................................... $22,467.0 $21,108.5
Stocks:
  Preferred.................................................     416.2     338.8
  Common....................................................     249.8     130.9
  Investments in affiliates.................................   1,268.9   1,265.3
                                                             --------- ---------
                                                               1,934.9   1,735.0
Mortgage loans on real estate--Note 6.......................   7,964.0   8,801.5
Real estate:
  Company occupied..........................................     372.1     377.4
  Investment properties.....................................   2,042.3   1,949.5
                                                             --------- ---------
                                                               2,414.4   2,326.9
Policy loans................................................   1,589.3   1,621.3
Cash items:
  Cash in banks and offices.................................     348.4     286.6
  Temporary cash investments................................   1,068.3     254.1
                                                             --------- ---------
                                                               1,416.7     540.7
Premiums due and deferred...................................     278.4     234.0
Investment income due and accrued...........................     547.8     597.5
Other general account assets................................   1,009.9     883.0
Assets held in separate accounts............................  13,969.1  12,928.2
                                                             --------- ---------
TOTAL ASSETS................................................ $53,591.5 $50,776.6
                                                             ========= =========
Obligations and Policyholders' Contingency Reserves
OBLIGATIONS
  Policy reserves........................................... $18,544.0 $17,711.4
  Policyholders' and beneficiaries' funds...................  14,679.3  14,724.8
  Dividends payable to policyholders........................     395.5     378.6
  Policy benefits in process of payment.....................     236.3     217.1
  Other policy obligations..................................     210.5     159.6
  Asset valuation reserve--Note 1...........................   1,064.8   1,014.3
  Federal income and other accrued taxes--Note 1............     125.1     250.5
  Other general account obligations.........................   1,521.7     873.2
  Obligations related to separate accounts..................  13,958.2  12,913.6
                                                             --------- ---------
TOTAL OBLIGATIONS...........................................  50,735.4  48,243.1
Policyholders' Contingency Reserves
  Surplus notes--Note 2.....................................     450.0     450.0
  Special contingency reserve for group insurance...........     194.8     193.1
  General contingency reserve...............................   2,211.3   1,890.4
                                                             --------- ---------
TOTAL POLICYHOLDERS' CONTINGENCY RESERVES...................   2,856.1   2,533.5
                                                             --------- ---------
TOTAL OBLIGATIONS AND POLICYHOLDERS' CONTINGENCY RESERVES... $53,591.5 $50,776.6
                                                             ========= =========

  The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

STATUTORY-BASIS SUMMARY OF OPERATIONS AND CHANGES IN POLICYHOLDERS' CONTINGENCY RESERVES

                                                      Year ended December 31
                                                      ------------------------
                                                         1996         1995
                                                      -----------  -----------
                                                           (In millions)
Income
  Premiums, annuity considerations and pension fund
   contributions..................................... $   8,003.1  $   8,127.8
  Net investment income--Note 4......................     2,803.1      2,678.5
  Other, net.........................................        68.6         90.8
                                                      -----------  -----------
                                                         10,874.8     10,897.1
Benefits and Expenses
  Payments to policyholders and beneficiaries:
    Death benefits...................................       886.8        787.4
    Accident and health benefits.....................       300.9        321.3
    Annuity benefits.................................     1,539.4      1,342.7
    Surrender benefits and annuity fund withdrawals..     5,565.4      5,243.6
    Matured endowments...............................        20.6         19.8
                                                      -----------  -----------
                                                          8,313.1      7,714.8
  Additions to reserves to provide for future
   payments to policyholders and beneficiaries.......       880.5      1,497.0
  Expenses of providing service to policyholders and
   obtaining new insurance:
    Field sales compensation and expenses............       275.0        277.4
    Home office and general expenses.................       514.8        455.8
  Payroll, state premium and miscellaneous taxes.....        70.9         78.6
                                                      -----------  -----------
                                                         10,054.3     10,023.6
                                                      -----------  -----------
      GAIN FROM OPERATIONS BEFORE DIVIDENDS TO
       POLICYHOLDERS, FEDERAL INCOME TAXES AND NET
       REALIZED CAPITAL GAINS (LOSSES)...............       820.5        873.5
Dividends to policyholders...........................       399.4        465.9
Federal income taxes--Note 1.........................       107.1        128.5
                                                      -----------  -----------
                                                            506.5        594.4
                                                      -----------  -----------
      GAIN FROM OPERATIONS BEFORE NET REALIZED
       CAPITAL GAINS (LOSSES)........................       314.0        279.1
Net realized capital gains (losses)--Note 5..........       (43.6)        21.2
                                                      -----------  -----------
      NET INCOME.....................................       270.4        300.3
Other increases (decreases) in policyholders'
 contingency reserves:
  Net unrealized capital losses and other
   adjustments--Note 5............................... $     191.7  $     (85.1)
  Valuation reserve changes--Note 1..................       (27.5)         0.0
  Prior years' federal income taxes..................       (28.9)       (36.8)
  Other reserves and adjustments.....................       (83.1)       25.19
                                                      -----------  -----------
      NET INCREASE IN POLICYHOLDERS' CONTINGENCY
       RESERVES......................................       322.6        203.5
Policyholders' contingency reserves at beginning of
 year................................................     2,533.5      2,330.0
                                                      -----------  -----------
POLICYHOLDERS' CONTINGENCY RESERVES AT END OF YEAR... $   2,856.1  $   2,533.5
                                                      ===========  ===========

  The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

STATUTORY-BASIS STATEMENTS OF CASH FLOWS

                                                      Year ended December 31
                                                      ------------------------
                                                         1996         1995
                                                      -----------  -----------
                                                           (In millions)
Cash Flows From Operating Activities:
  Insurance premiums, annuity considerations and de-
   posits............................................ $   8,120.4  $   8,280.3
  Net investment income..............................     2,965.5      2,756.9
  Benefits to policyholders and beneficiaries........    (8,476.6)    (7,917.6)
  Dividends paid to policyholders....................      (382.6)      (464.9)
  Insurance expenses and taxes.......................      (884.1)      (795.1)
  Net transfers from separate accounts...............       198.2        132.0
  Other, net.........................................      (602.7)      (202.7)
                                                      -----------  -----------
    NET CASH PROVIDED FROM OPERATIONS................       938.1      1,788.9
                                                      -----------  -----------
Cash Flows Used In Investing Activities:
  Bond purchases.....................................    (7,590.7)    (6,456.9)
  Bond sales.........................................     2,812.4      2,874.9
  Bond maturities and scheduled redemptions..........     2,241.0      1,600.6
  Bond prepayments...................................     1,223.2        795.9
  Stock purchases....................................      (391.2)      (224.3)
  Proceeds from stock sales..........................       573.2        131.4
  Real estate purchases..............................      (447.7)      (375.1)
  Real estate sales..................................       382.1        365.0
  Other invested assets purchases....................      (214.7)       (46.5)
  Proceeds from the sale of other invested assets....       183.6        251.1
  Mortgage loans issued..............................    (1,582.7)    (2,041.6)
  Mortgage loan repayments...........................     2,247.3      1,277.9
  Other, net.........................................       205.3       (506.6)
                                                      -----------  -----------
    NET CASH USED IN INVESTING ACTIVITIES............      (358.9)    (2,354.2)
                                                      -----------  -----------
Cash Flows From Financing Activities:
  Issuance of short-term note payable................        90.0          0.0
  Issuance of REMIC notes payable....................       292.0        213.1
  Repayment of REMIC notes payable...................       (85.2)         0.0
                                                      -----------  -----------
    NET CASH PROVIDED FROM FINANCING ACTIVITIES......       296.8        213.1
                                                      -----------  -----------
INCREASE (DECREASE) IN CASH AND TEMPORARY CASH
 INVESTMENTS.........................................       876.0       (352.2)
Cash and temporary cash investments at beginning of
 year................................................       540.7        892.9
                                                      -----------  -----------
CASH AND TEMPORARY CASH INVESTMENTS AT END OF YEAR... $   1,416.7  $     540.7
                                                      ===========  ===========

  The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES

John Hancock Mutual Life Insurance Company (the Company) provides a broad range of financial services and insurance products. The Company's insurance operations focus principally in three segments: the Retail Sector, which encompasses the Company's individual life, annuity, and long-term care operations; Group Pension, which offers single premium annuity and guaranteed investment contracts through both the general and separate accounts; and Business Insurance, its group life, health, and long-term care operations including administrative services provided to group customers. On October 10, 1996, the Company entered into an agreement to sell its group health and a portion of its group life business to WellPoint Health Networks Inc. of California during the first quarter of 1997. In addition, through its subsidiaries and affiliates, the Company also offers a wide range of investment management and advisory services and other related products including life insurance products for the Canadian market, sponsorship and distribution of mutual funds, real estate financing and management, and various other financial services. Investments in these subsidiaries and other affiliates are recorded on the statutory equity method.

The Company is domiciled in the Commonwealth of Massachusetts and licensed in all fifty of the United States, the District of Columbia, Puerto Rico, Guam, the US Virgin Islands, and Canada. The Company distributes its individual products in North America primarily through a career agency system. The career agency system is composed of company-owned, unionized branch offices and independent general agencies. The Company also distributes its individual products through several alternative distribution channels.

The Company markets pension and other investment-related products primarily to sponsors of retirement and savings plans covering employees of private sector companies, and plans covering public employees and collective bargaining unions and non-profit organizations. Products are marketed and sold through a combination of group pension field employee representatives, as well as marketing personnel and investment professionals employed by the Company.

The Company distributes its group benefit products through group representatives, who are John Hancock employees or through intermediaries, in key markets nationwide.

The preparation of the financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

Basis of Presentation: The financial statements have been prepared using accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance and in conformity with the practices of the National Association of Insurance Commissioners (NAIC), which practices differ from generally accepted accounting principles (GAAP). The 1995 financial statements presented for comparative purposes were previously described as being prepared in accordance with GAAP for mutual life insurance companies. Pursuant to Financial Accounting Standards Board Interpretation 40, "Applicability of Generally Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises" (FIN 40), as amended, which is effective for 1996 financial statements, financial statements based on statutory accounting practices can no longer be described as prepared in conformity with GAAP. Furthermore, financial statements prepared in conformity with statutory accounting practices for periods prior to the effective date of FIN 40 are not considered GAAP presentations

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES-- CONTINUED

when presented in comparative form with financial statements for periods subsequent to the effective date. Accordingly, the 1995 financial statements are no longer considered to be presented in conformity with GAAP.

The significant differences from GAAP include: (1) policy acquisition costs are charged to expense as incurred rather than deferred and amortized over the related premium-paying period; (2) policy reserves are based on statutory mortality, morbidity, and interest requirements without consideration of withdrawals and Company experience; (3) certain assets designated as "nonadmitted assets" are excluded from the balance sheet by direct charges to surplus; (4) reinsurance recoverables are netted against reserves and claim liabilities rather than reflected as an asset; (5) bonds held as available for sale are recorded at amortized cost or market value as determined by the NAIC rather than at fair value; (6) an Asset Valuation Reserve and Interest Maintenance Reserve as prescribed by the NAIC are not calculated under GAAP. Under GAAP, realized capital gains and losses are reported in the income statement on a pretax basis as incurred and investment valuation allowances are provided when there has been a decline in value deemed other than temporary; (7) investments in affiliates are carried at their net equity value with changes in value being recorded directly to policyholders' contingency reserves rather than consolidated in the financial statements; (8) no provision is made for the deferred income tax effects of temporary differences between book and tax basis reporting; and (9) surplus notes are reported as surplus rather than as liabilities. The effects of the foregoing variances from GAAP have not been determined, but are presumed to be material.

The significant accounting practices of the Company are as follows:

Pending Statutory Standards: The NAIC currently is in the process of recodifying statutory accounting practices, the result of which is expected to constitute the only source of prescribed statutory accounting practices. Accordingly, that project, which is expected to be completed in 1999 will likely change, to some extent, prescribed statutory accounting practices, and may result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. The impact of any such changes on the Company's statutory surplus cannot be determined at this time and could be material.

Revenues and Expenses: Premium revenues are recognized over the premium-paying period of the policies whereas expenses, including the acquisition costs of new business, are charged to operations as incurred and policyholder dividends are provided as paid or accrued.

Cash and Temporary Cash Investments: Cash includes currency on hand and demand deposits with financial institutions. Temporary cash investments are short-term, highly-liquid investments both readily convertible to known amounts of cash and so near maturity that there is insignificant risk of changes in value because of changes in interest rates.

Valuation of Assets: General account investments are carried at amounts determined on the following bases:

  Bond and stock values are carried as prescribed by the NAIC; bonds generally at amortized amounts or cost, preferred stocks generally at cost and common stocks at market. The discount or premium on bonds is amortized using the interest method.

  Investments in affiliates are included on the statutory equity method.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES-- CONTINUED

  Mortgage loans are carried at outstanding principal balance or amortized cost.

  Investment and company-occupied real estate is carried at depreciated cost, less encumbrances. Depreciation on investment and company-occupied real estate is recorded on a straight-line basis. Accumulated depreciation amounted to $393.5 million and $361.7 million at December 31, 1996 and 1995, respectively.

  Real estate acquired in satisfaction of debt and held for sale, which is classified with investment properties, is carried at the lower of cost or fair value as of the date of foreclosure.

  Policy loans are carried at outstanding principal balance, not in excess of policy cash surrender value.

  Other invested assets, which are classified with other general account assets, include real estate and energy joint ventures and limited partnerships and generally are valued based on the Company's equity in the underlying net assets.

Asset Valuation and Interest Maintenance Reserves: The Asset Valuation Reserve
(AVR) is computed in accordance with the prescribed NAIC formula and represents a provision for possible fluctuations in the value of bonds, equity securities, mortgage loans, real estate and other invested assets. The Company makes additional contributions to the AVR in excess of the required amounts to account for potential losses and risks in the investment portfolio when the Company believes such provisions are prudent. Changes to the AVR are charged or credited directly to policyholders' contingency reserves.

The Company also records the NAIC prescribed Interest Maintenance Reserve
(IMR) that represents that portion of the after tax net accumulated unamortized realized capital gains and losses on sales of fixed income securities, principally bonds and mortgage loans, attributable to changes in the general level of interest rates. Such gains and losses are deferred and amortized into income over the remaining expected lives of the investments sold. At December 31, 1996, the IMR, net of 1996 amortization of $18.9 million, amounted to $121.7 million which is included in other policy obligations. The corresponding 1995 amounts were $16.4 million and $69.5 million, respectively.

Property and Equipment: Data processing equipment, which amounted to $41.6 million in 1996 and $52.9 million in 1995 and is included in other general account assets, is reported at depreciated cost, with depreciation recorded on a straight-line basis. Nonadmitted furniture and equipment also is depreciated on a straight-line basis. The useful lives of these assets range from three to twenty years. Depreciation expense was $31.0 million in 1996 and $38.0 million in 1995.

Separate Accounts: Separate account assets and liabilities reported in the accompanying statements of financial position represent funds that are separately administered, principally for annuity contracts and variable life insurance policies, and for which the contractholder, rather than the Company, generally bears the investment risk. Separate account contractholders have no claim against the assets of the general account of the Company. Separate account assets are reported at market value. The operations of the separate accounts are not included in the summary of operations; however, income earned on amounts initially invested by the Company in the formation of new separate accounts is included in other income.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES-- CONTINUED

Fair Values of Financial Instruments: Statement of Financial Accounting Standards (SFAS) No. 107, "Disclosure about Fair Value of Financial Instruments," requires disclosure of fair value information about financial instruments, whether or not recognized in the statement of financial position, for which it is practicable to estimate the value. In situations where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. SFAS No. 107 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements. Therefore, the aggregate fair value amounts presented do not represent the underlying value of the Company.

The methods and assumptions utilized by the Company in estimating its fair value disclosures for financial instruments are as follows:

  The carrying amounts reported in the statement of financial position for cash and temporary cash investments approximate their fair values.

  Fair values for public bonds are obtained from an independent pricing service. Fair values for private placement securities and publicly traded bonds not provided by the independent pricing service are estimated by the Company by discounting expected future cash flows using current market rates applicable to the yield, credit quality and maturity of the investments. The fair values for common and preferred stocks, other than subsidiary investments which are carried at equity values, are based on quoted market prices.

  The fair value for mortgage loans is estimated using discounted cash flow analyses using interest rates adjusted to reflect the credit characteristics of the underlying loans. Mortgage loans with similar characteristics and credit risks are aggregated into qualitative categories for purposes of the fair value calculations.

  The carrying amounts in the statement of financial position for policy loans approximates their fair value.

  The fair value of interest rate swaps and currency rate swaps is estimated using a discounted cash flow method adjusted for the difference between the rate of the existing swap and the current swap market rate. Discounted cash flows in foreign currencies are converted to U.S. dollars using current exchange rates.

  The fair value for outstanding commitments to purchase long-term bonds and issue real estate mortgages is estimated using a discounted cash flow method incorporating adjustments for the difference in the level of interest rates between the dates the commitments were made and December 31, 1996. The fair value for commitments to purchase real estate approximates the amount of the initial commitment.

  Fair values for the Company's guaranteed investment contracts are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. The fair value for fixed-rate deferred annuities is the cash surrender value, which represents the account value less applicable surrender charges. Fair values for immediate annuities without life contingencies and supplementary contracts without life contingencies are estimated based on discounted cash flow calculations using current market rates.

Capital Gains and Losses: Realized capital gains and losses are determined using the specific identification basis. Realized capital gains and losses, net of taxes and amounts transferred to the IMR, are included in net income. Unrealized gains and losses, which consist of market value and book value adjustments, are shown as adjustments to policyholders' contingency reserves.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES-- CONTINUED

Interest Rate and Currency Rate Swap Contracts and Financial Futures
Contracts: The net interest effect of interest rate and currency rate swap transactions is recorded as an adjustment of interest income as incurred. Gains and losses on financial futures contracts used as hedges against interest rate fluctuations are deferred and recognized in income over the period being hedged.

Foreign Exchange Gains and Losses: Foreign exchange gains and losses are reflected as direct credits or charges to policyholders' contingency reserves through unrealized capital gains and losses.

Policy Reserves: Life, annuity, and accident and health benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Commonwealth of Massachusetts Division of Insurance. Reserves for traditional individual life insurance policies are maintained using the 1941, 1958 and 1980 Commissioner's Standard Ordinary and American Experience Mortality Tables, with assumed interest rates ranging from 2 1/2% to 6%, and using principally the net level premium method for policies issued prior to 1978 and a modified preliminary term method for policies issued in 1979 and later. Annuity and supplementary contracts with life contingency reserves are based principally on modifications of the 1937 Standard Annuity Table, the Group Annuity Mortality Tables for 1951, 1971 and 1983, the 1971 Individual Annuity Mortality Table and the a-1983 Individual Annuity Mortality Table, with interest rates ranging from 2% to 11 1/4%.

Reserves for deposit administration funds and immediate participation guarantee funds are based on accepted actuarial methods at various interest rates. Accident and health policy reserves generally are calculated using either the two-year preliminary term or the net level premium method based on various morbidity tables.

The statement value and fair value for investment-type insurance contracts are as follows:

                                          December 31, 1996   December 31, 1995
                                         ------------------- -------------------
                                         Statement   Fair    Statement   Fair
                                           Value     Value     Value     Value
                                         --------- --------- --------- ---------
                                                      (In millions)
Guaranteed investment contracts........  $11,921.6 $11,943.2 $12,014.3 $12,325.3
Fixed-rate deferred and immediate annu-
 ities.................................    3,909.3   3,886.1   3,494.5   3,478.6
Supplementary contracts without life
 contingencies.........................       45.6      46.0      39.6      40.7
                                         --------- --------- --------- ---------
                                         $15,876.5 $15,875.3 $15,548.4 $15,844.6
                                         ========= ========= ========= =========

Federal Income Taxes: Federal income taxes are reported in the financial statements based on amounts determined to be payable as a result of operations within the current accounting period. The operations of the Company and its subsidiaries and affiliates are combined in filing a consolidated federal income tax return for the group. The federal income taxes of the Company are determined on a separate return basis with certain adjustments.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES-- CONTINUED

Income before taxes differs from taxable income principally due to tax-exempt investment income, dividends-received tax deductions, the limitation placed on the tax deductibility of mutual companies' policyholder dividends, accelerated depreciation, differences in policy and contract liabilities for tax return and financial statement purposes, capitalization of policy acquisition expenses for tax purposes and other adjustments prescribed by the Internal Revenue Code.

Amounts for disputed tax issues relating to prior years are charged or credited directly to policyholders' contingency reserves. No provision is generally recognized for temporary differences that may exist between financial reporting and taxable income.

When determining its consolidated federal income tax expense, the Company uses a number of estimated amounts that may change when the actual tax return is completed. In addition, the Company must also use an estimated differential earnings rate (DER) to compute the equity tax portion of its federal income tax expense. Because the DER is set by the Internal Revenue Service in the second subsequent year, a true-up adjustment (i.e., effect of the difference between the estimated and final DER) is necessary.

Certain subsidiaries acquired by the Company have potential tax loss carryforwards of $114.1 million expiring through 1998. These amounts may be used in the consolidated tax return, but only to offset future taxable income related to those subsidiaries. The Company made federal tax payments of $309.9 million in 1996 and $211.5 million in 1995.

Adjustments to Policy Reserves and Policyholders' and Beneficiaries'
Funds: From time to time, the Company finds it appropriate to modify certain required policy reserves because of changes in actuarial assumptions or increased benefits. Reserve modifications resulting from such determinations are recorded directly to policyholders' contingency reserves. During 1996, the Company refined certain actuarial assumptions inherent in the calculation of reserves related to guaranteed investment contracts resulting in a $27.5 million decrease in policyholders' contingency reserves at December 31, 1996.

Reinsurance: Premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves and claim liabilities have been reported as reductions of these items.

Restructuring Charge: In 1994, the Company provided for restructuring charges of $57.8 million in accordance with the Company's plan to reduce its cost structure and consolidate operations. The restructuring charge includes severance costs and facilities consolidation expenses. During 1996 and 1995, the Company paid $8.6 million and $32.9 million, respectively, under its restructuring plan. The remaining liability for restructuring charges at December 31, 1996 was $5.7 million.

Guaranty Fund Assessments: Guaranty fund assessments are accrued when the Company receives notice that an amount is payable to a guaranty fund.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES-- CONTINUED

Reclassifications: Certain 1995 amounts have been reclassified to permit comparison with the corresponding 1996 amounts.

NOTE 2--SURPLUS NOTES

On February 25, 1994, the Company issued $450 million of surplus notes that bear interest at 7 3/8% and are scheduled to mature on February 15, 2024. The issuance of the surplus notes was approved by the Commonwealth of Massachusetts Division of Insurance and any payment of interest on and principal of the notes may be made only with the prior approval of the Commissioner of the Commonwealth of Massachusetts Division of Insurance. Surplus notes are reported as part of policyholders' contingency reserves rather than liabilities. Interest of $33.2 million was paid on the notes during each of 1996 and 1995.

NOTE 3--BORROWED MONEY

At December 31, 1996, the Company had a $500 million syndicated line of credit. There are 26 banks who are part of the syndicate which is under the leadership of Morgan Guaranty Trust Company of New York. The banks will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement, which terminates on June 30, 2001. The agreement does not contain a material adverse change clause. Under the terms of the agreement, the Company is required to maintain certain minimum levels of net worth and comply with certain other covenants. As of December 31, 1996, these covenants were met; however, no amounts had been borrowed under this agreement.

In 1995, the Company issued $213.1 million of debt through a Real Estate Mortgage Investment Conduit (REMIC). As collateral to the debt, the Company pledged $1,065.8 million of commercial mortgages to the REMIC Trust. In addition, the Company has guaranteed the timely payment of principal and interest on the debt. The debt was issued in two notes of equal amounts with last scheduled payment dates on March 25, 1997 and June 25, 1998, respectively. The interest rates on the two notes are calculated on a floating basis, based on the monthly LIBOR rates plus 22 and 27 basis points, respectively. The LIBOR rates were 5.50% and 5.9375%, respectively, at December 31, 1996 and 1995. The outstanding balances of the notes totaled $127.9 million and $213.1 million at December 31, 1996 and 1995, respectively, and are included in other general account obligations.

In 1996, the Company issued $292.0 million of debt through a REMIC (REMIC II). As collateral to the debt, the Company pledged $1,455.4 million of commercial mortgages to the REMIC II Trust. The debt was issued in two notes. The class A1 notes totaled $70.0 million with a last scheduled payment date of December 26, 1997. The class A2 notes totaled $222.0 million with a last scheduled payment date of July 26, 1999. The interest rates on the two notes are calculated on a floating basis, based on the monthly LIBOR rate plus 5 and 19 basis points, respectively. The outstanding balances of the notes totaled $292.0 million at December 31, 1996 and are included in other general account obligations.

On December 31, 1996, the Company had outstanding a short-term note of $90.0 million payable to an affiliate at 5.70%. The note, which is included in other general account obligations, was repaid in early January 1997.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 4--NET INVESTMENT INCOME

Investment income has been reduced by the following amounts:

                                                                   1996   1995
                                                                  ------ ------
                                                                  (In millions)
Investment expenses.............................................. $333.8 $332.9
Interest expense.................................................   48.1   38.3
Depreciation on real estate and other invested assets............   73.3   62.7
Real estate and other investment taxes...........................   65.2   61.2
                                                                  ------ ------
                                                                  $520.4 $495.1
                                                                  ====== ======

NOTE 5--NET CAPITAL GAINS (LOSSES) AND OTHER ADJUSTMENTS

Net realized capital gains (losses) consist of the following items:

                                                                1996    1995
                                                               ------  -------
                                                               (In millions)
Net gains from asset sales and foreclosures................... $ 81.2  $ 118.6
Capital gains tax.............................................  (53.7)   (64.2)
Net capital gains transferred to the IMR......................  (71.1)   (33.2)
                                                               ------  -------
  Net Realized Capital Gains (Losses)......................... $(43.6) $  21.2
                                                               ======  =======

Net unrealized capital gains (losses) and other adjustments consist of the following items:

                                                                1996    1995
                                                               ------  -------
                                                               (In millions)
Net gains from changes in security values and book value ad-
 justments.................................................... $242.2  $  93.4
Increase in asset valuation reserve...........................  (50.5)  (178.5)
                                                               ------  -------
  Net Unrealized Capital Gains (Losses) and Other Adjustments. $191.7  $ (85.1)
                                                               ======  =======

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 6--INVESTMENTS

The statement value and fair value of bonds are shown below:

                                                 Gross      Gross
                                     Statement Unrealized Unrealized
                                       Value     Gains      Losses   Fair Value
                                     --------- ---------- ---------- ----------
                                                   (In millions)
    Year ended December 31, 1996
    ----------------------------
U.S. Treasury securities and
 obligations of U.S. government
 corporations and agencies.......... $   430.2  $    8.8    $  4.2   $   434.8
Obligations of states and political
 subdivisions.......................     175.2       8.8       3.9       180.1
Debt securities issued by foreign
 governments........................     203.5      30.1       0.0       233.6
Corporate securities................  16,902.1   1,083.2     112.6    17,872.7
Mortgage-backed securities..........   4,756.0     116.3      54.5     4,817.8
                                     ---------  --------    ------   ---------
  Total bonds                        $22,467.0  $1,247.2    $175.2   $23,539.0
                                     =========  ========    ======   =========
    Year ended December 31, 1995
    ----------------------------
U.S. Treasury securities and
 Obligations of U.S. government
 corporations and agencies.......... $   638.5  $   42.5    $  0.2   $   680.8
Obligations of states and political
 subdivisions.......................     194.1      20.6       0.1       214.6
Debt securities issued by foreign
 governments........................     297.7      42.2       0.0       339.9
Corporate securities................  18,358.6   1,818.3      73.9    20,103.0
Mortgage-backed securities..........   1,619.6      57.9      20.8     1,656.7
                                     ---------  --------    ------   ---------
  Total bonds....................... $21,108.5  $1,981.5    $ 95.0   $22,995.0
                                     =========  ========    ======   =========

The statement value and fair value of bonds at December 31, 1996, by contractual maturity, are shown below. Maturities will differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.

                                                            Statement   Fair
                                                              Value     Value
                                                            --------- ---------
                                                               (In millions)
     Due in one year or less............................... $ 1,430.4 $ 1,463.8
     Due after one year through five years.................   5,987.3   6,226.8
     Due after five years through ten years................   5,421.9   5,732.3
     Due after ten years...................................   4,871.4   5,298.3
                                                            --------- ---------
                                                             17,711.0  18,721.2
     Mortgage-backed securities............................   4,756.0   4,817.8
                                                            --------- ---------
                                                            $22,467.0 $23,539.0
                                                            ========= =========

Proceeds from sales of bonds during 1996 and 1995 were $2.8 billion and $2.9 billion, respectively. Gross gains of $43.8 million in 1996 and $69.7 million in 1995 and gross losses of $27.6 million in 1996 and $44.3 million in 1995 were realized on these transactions.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 6--INVESTMENTS--CONTINUED

The cost of common stocks was $136.1 million and $78.1 million at December 31, 1996 and 1995, respectively. At December 31, 1996, gross unrealized appreciation on common stocks totaled $135.0 million, and gross unrealized depreciation totaled $21.3 million. The fair value of preferred stock totaled $416.2 million at December 31, 1996 and $338.8 million at December 31, 1995.

Mortgage loans with outstanding principal balances of $56.0 million, bonds with amortized cost of $159.7 million and real estate with depreciated cost of $23.0 million were nonincome producing for the twelve months ended December 31, 1996.

Restructured commercial mortgage loans aggregated $385.8 million and $466.0 million as of December 31, 1996 and 1995, respectively. The expected gross interest income that would have been recorded had the loans been current in accordance with the original loan agreements and the actual interest income recorded were as follows:

                                                         Year ended December 31
                                                         -----------------------
                                                            1996        1995
                                                         ----------- -----------
                                                              (In millions)
     Expected........................................... $      46.3 $      47.0
     Actual.............................................        29.1 $      26.8

Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient to meet the original terms of the loans.

At December 31, 1996, the mortgage loan portfolio was diversified by geographic region and specific collateral property type as displayed below. The Company controls credit risk through credit approvals, limits and monitoring procedures.

        Property
          Type           Statement Value
        --------         ---------------
                          (In millions)
Apartments..............    $1,667.9
Hotels..................       147.4
Industrial..............       882.1
Office buildings........     1,707.0
Retail..................     1,489.8
1-4 Family..............         7.4
Agricultural............     1,608.1
Other...................       454.3
                            --------
                            $7,964.0
                            ========

        Property
          Type           Statement Value
        --------         ---------------
                          (In millions)
East North Central......    $  734.6
East South Central......       158.9
Middle Atlantic.........     1,543.3
Mountain................       382.8
New England.............       843.9
Pacific.................     2,015.4
South Atlantic..........     1,437.6
West North Central......       240.6
West South Central......       558.3
Other...................        48.6
                            --------
                            $7,964.0
                            ========

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 6--INVESTMENTS--CONTINUED

At December 31, 1996, the fair values of the commercial and agricultural mortgage loan portfolios were $6.6 billion and $1.8 billion, respectively. The corresponding amounts as of December 31, 1995 were approximately $7.6 billion and $1.8 billion, respectively.

The maximum and minimum lending rates for mortgage loans during 1996 were 9.92% and 7.0% for agricultural loans, 9.25% and 6.75% for other properties, and 8.05% and 7.0% for purchase money mortgages. Generally, the percentage of any loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages, is 75%. For city mortgages, fire insurance is carried on all commercial and residential properties at least equal to the excess of the loan over the maximum loan which would be permitted by law on the land without the building, except as permitted by regulations of the Federal Housing Commission on loans fully insured under the provisions of the National Housing Act. For agricultural mortgage loans, fire insurance is not normally required on land based loans except in those instances where a building is critical to the farming operation. Fire insurance is required on all agri-business facilities in an aggregate amount equal to the loan balance.

NOTE 7--REINSURANCE

Premiums, benefits and reserves associated with reinsurance assumed in 1996 were $742.0 million, $317.8 million, and $14.2 million, respectively. The corresponding amounts in 1995 were $455.2 million, $276.7 million, and $12.7 million, respectively.

The Company cedes business to reinsurers to share risks under life, health and annuity contracts for the purpose of reducing exposure to large losses. Premiums, benefits and reserves ceded to reinsurers in 1996 were $304.0 million, $217.0 million and $251.2 million, respectively. The corresponding amounts in 1995 were $281.0 million, $217.0 million and $185.4 million, respectively.

Amounts recoverable on paid claims and funds held by reinsurers were as follows:

                                                          Year endedDecember 31
                                                          ---------------------
                                                             1996       1995
                                                          ---------- ----------
                                                              (In millions)
     Reinsurance recoverables............................ $     26.5 $     30.7
     Funds held by reinsurers............................       23.4        2.6

The Company has a coinsurance agreement with another insurer to cede 100% of its individual disability business. Reserves ceded under this agreement, included in the amount shown above, were $226.4 million at December 31, 1996 and $212.7 million at December 31, 1995.

Effective January 1, 1994, John Hancock Variable Life Insurance Company (Variable Life, a wholly-owned affiliate) entered into a modified coinsurance agreement with the Company to reinsure 50% of Variable Life's 1996, 1995 and 1994 issues of flexible premium variable life insurance and scheduled premium variable life insurance policies. In connection with this agreement, the Company transferred $24.5 million and $32.7 million of cash for tax, commission, and expense allowances to Variable Life, which decreased the Company's net gain from operations by $15.7 million and $20.3 million in 1996 and 1995, respectively.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 7--REINSURANCE--CONTINUED

Effective January 1, 1996, Variable Life entered into a modified coinsurance agreement with the Company to reinsure 50% of Variable Life's 1995 and 1996 issues of retail annuity contracts (Independence Preferred and Declaration). In connection with this agreement, the Company transferred $23.2 million of cash for surrender benefits, tax, reserve increase, commission, expense allowances and premium to Variable Life, which decreased the Company's net gain from operations by $15.1 million in 1996.

To the extent that an assuming reinsurance company is unable to meet its obligations under a reinsurance agreement, the Company remains liable as the direct insurer on all risks reinsured.

No policies issued by the Company have been reinsured with a foreign company which is controlled either directly or indirectly, by a party not primarily engaged in the business of insurance.

The Company has not entered into any reinsurance agreements in which the reinsurer may unilaterally cancel any reinsurance for reasons other than nonpayment of premiums or other similar credits. The Company does not have any reinsurance agreements in effect in which the amount of losses paid or accrued through December 31, 1996 would result in a payment to the reinsurer of amounts which, in the aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premiums collected under the reinsured policies.

NOTE 8--BENEFIT PLANS

The Company provides retirement benefits to substantially all employees and general agency personnel. These benefits are provided through both defined benefit and defined contribution pension plans. Pension benefits under the defined benefit plans are based on years of service and average compensation generally during the five years prior to retirement. Benefits related to the Company's defined pension plans paid to employees and retirees covered by annuity contracts issued by the Company amounted to $84.4 million in 1996 and $76.3 million in 1995. The Company's funding policy for qualified defined benefit plans is to contribute annually an amount in excess of the minimum annual contribution required under the Employee Retirement Income Security Act (ERISA). This amount is limited by the maximum amount that can be deducted for federal income tax purposes. The funding policy for nonqualified defined benefit plans is to contribute the amount of the benefit payments made during the year. Plan assets consist principally of listed equity securities, corporate obligations and U.S. government securities.

Defined contribution plans include The Investment Incentive Plan (TIP) and the Savings and Investment Plan (SIP). Employees are eligible to participate in TIP after one year of service and may contribute up to the lesser of 15% of their salary or $9,500 annually to the plan. The Company matches the first 2% of pre-tax contributions and makes an additional annual profit sharing contribution for employees who have completed at least two years of service. Through SIP, marketing representatives, sales managers and agency managers are eligible to contribute up to the lesser of 13% of their salary or $9,500. The Company matches the first 3% of pretax contributions for marketing representatives and the first 2% of pretax contributions for sales managers and agency managers. The Company makes an annual profit sharing contribution of up to 1% for sales managers and agency managers who have completed at least two years of service.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 8--BENEFIT PLANS--CONTINUED

The Company provides additional compensation to certain employees based on achievement of annual and long-term corporate financial objectives.

Pension expense is summarized as follows:

                                                       Year ended December 31
                                                       ------------------------
                                                          1996         1995
                                                       -----------  -----------
                                                            (In millions)
     Defined benefit plans:
       Service cost--benefits earned during the peri-
        od...........................................  $      32.4  $      30.1
       Interest cost on the projected benefit obliga-
        tion.........................................        107.4        103.5
       Actual return on plan assets..................       (225.1)      (369.5)
       Net amortization and deferral.................         85.0        260.5
                                                       -----------  -----------
                                                              (0.3)        24.6
     Defined contribution plans......................         21.4         19.8
                                                       -----------  -----------
     Total pension expense...........................  $      21.1  $      44.4
                                                       ===========  ===========

Assumptions used in accounting for the defined benefit pension plans were as follows:

                                                                     1996  1995
                                                                     ----- -----
     Discount rate.................................................. 7.25% 7.50%
     Weighted rate of increase in compensation levels............... 4.78% 5.10%
     Expected long-term rate of return on assets.................... 8.50% 7.75%

The following table sets forth the funded status and actuarially determined amounts related to the Company's defined benefit pension plans:

                                                       Year ended December 31
                                                       ------------------------
                                                          1996         1995
                                                       -----------  -----------
                                                            (In millions)
     Actuarial present value of benefit obligations:
       Vested benefit obligation.....................  $  (1,344.8) $  (1,242.9)
                                                       ===========  ===========
       Accumulated benefit obligation................  $  (1,387.7) $  (1,300.3)
                                                       ===========  ===========
     Projected benefit obligation....................  $  (1,582.4) $  (1,480.0)
     Plan assets fair value..........................      1,787.6      1,645.3
                                                       -----------  -----------
     Excess of plan assets over projected benefit ob-
      ligation.......................................        205.2        165.3
     Unrecognized net gain...........................       (176.1)      (139.1)
     Prior service cost not yet recognized in net pe-
      riodic pension cost............................         42.8         50.0
     Unrecognized net asset, net of amortization.....        (95.9)      (111.2)
                                                       -----------  -----------
     Net pension liability...........................  $     (24.0) $     (35.0)
                                                       ===========  ===========

Since 1988, the Massachusetts Division of Insurance has provided the Company with approval to recognize the pension plan prepaid expense, if any, in accordance with the requirements of SFAS No. 87, "Employers' Accounting for Pensions." The Company furnishes the Division of Insurance with an actuarial certification of the prepaid expense computation on an annual basis.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 9--OTHER POSTRETIREMENT BENEFIT PLANS

In addition to the Company's defined benefit pension plans, the Company has employee welfare plans for medical, dental, and life insurance covering most of its retired employees and general agency personnel. Substantially all employees may become eligible for these benefits if they reach retirement age while employed by the Company. The postretirement health care and dental coverages are contributory based on service for post January 1, 1992 non-union retirees. A small portion of pre-January 1, 1992 non-union retirees also contribute. The applicable contributions are based on service.

In 1993, the Company changed its method of accounting for the costs of its retiree benefit plans to the accrual method and elected to amortize its transition liability for retirees and fully eligible or vested employees over twenty years.

Since 1993, the Company funded a portion of the postretirement obligation. The Company's policy is to fund postretirement benefits for non-union employees to the maximum amount that can be deducted for federal income tax purposes and to fund the benefits for union employees, which are fully tax qualified, at sufficient amounts so that the total accrued liability related to postretirement benefits is zero. As of December 31, 1996, plan assets related to non-union employees were comprised of an irrevocable health insurance contract to provide future health benefits to retirees while plan assets related to union employees were comprised of approximately 70% equity securities and 30% fixed income investments. The following table shows the plans' combined funding status for vested benefits reconciled with the amounts recognized in the Company's statements of financial position.

                                                      December 31
                                          -------------------------------------
                                                1996               1995
                                          ------------------ ------------------
                                          Medical            Medical
                                            and      Life      and      Life
                                          Dental   Insurance Dental   Insurance
                                           Plans     Plans    Plans     Plans
                                          -------  --------- -------  ---------
                                                     (In millions)
Accumulated postretirement benefit obli-
 gation:
  Retirees............................... $(234.2)  $(100.6) $(236.5)  $ (89.2)
  Fully eligible active plan partici-
   pants.................................   (46.4)    (19.4)   (42.9)    (20.1)
                                          -------   -------  -------   -------
                                           (280.6)   (120.0)  (279.4)   (109.3)
Plan assets at fair value................   132.4       0.0     96.9       0.0
                                          -------   -------  -------   -------
Accumulated postretirement benefit
 obligation in excess of plan assets.....  (148.2)   (120.0)  (182.5)   (109.3)
Unrecognized prior service cost..........    16.7       5.3     18.2       5.8
Unrecognized prior net gain..............   (93.0)      4.0    (84.2)     (4.2)
Unrecognized transition obligation.......   256.8      78.4    272.9      83.3
                                          -------   -------  -------   -------
Accrued postretirement benefit cost...... $  32.3   $ (32.3) $  24.4   $ (24.4)
                                          =======   =======  =======   =======

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 9--OTHER POSTRETIREMENT BENEFIT PLANS--CONTINUED

Net postretirement benefits costs for the years ended December 31, 1996 and 1995 were $47.4 million and $50.2 million, respectively, and include the expected cost of such benefits for newly eligible or vested employees, interest cost, and amortization of the transition liability.

Net periodic postretirement benefits cost included the following components:

                                                        December 31
                                            -------------------------------------
                                                  1996               1995
                                            ------------------ ------------------
                                            Medical            Medical
                                              and      Life      and      Life
                                            Dental   Insurance Dental   Insurance
                                             Plans     Plans    Plans     Plans
                                            -------  --------- -------  ---------
                                                       (In millions)
     Eligibility cost...................... $  7.1     $ 1.8   $  5.3     $ 1.5
     Interest cost.........................   19.8       8.3     21.1       7.8
     Actual return on plan assets..........  (15.9)      0.0    (15.5)      0.0
     Net amortization and deferral.........   20.9       5.4     25.0       5.0
                                            ------     -----   ------     -----
     Net periodic postretirement benefit
      cost................................. $ 31.9     $15.5   $ 35.9     $14.3
                                            ======     =====   ======     =====

The discount rate used in determining the accumulated postretirement benefit obligation at December 31, 1996 was 7.25% (7.5% for 1995). The annual assumed rate of increase in the health care cost trend rate for the medical coverages is 8.0% for 1997 (8.25% was assumed for 1996) and is assumed to decrease gradually to 5.25% in 2001 and remain at that level thereafter. The health care cost trend rate assumption has a significant effect on the amounts reported. For example, increasing the assumed health care cost trend rates by one percentage point in each year would increase the accumulated post retirement benefit obligation for the medical coverages as of December 31, 1996 by $28.1 million and the aggregate of the eligibility and interest cost components of net periodic postretirement benefit cost by $2.9 million for 1996 and $3.6 million for 1995.

Postretirement welfare benefits for non-vested employees are not reflected in the above expenses or accumulated postretirement benefit obligations. As of December 31, 1996, the accumulated postretirement benefit obligations for non-vested employees amounted to $69.4 million for medical and dental plans and $10.7 million for life insurance plans. The corresponding amounts as of December 31, 1995 were $67.7 million and $10.8 million, respectively.

NOTE 10--AFFILIATES

The Company has subsidiaries and affiliates in a variety of industries including domestic and foreign life insurance and domestic property casualty insurance, real estate, mutual funds, investment brokerage and various other financial services entities.

Total assets of unconsolidated affiliates amounted to $9.6 billion at December 31, 1996 and $9.5 billion at December 31, 1995; total liabilities amounted to $8.5 billion at December 31, 1996 and $8.3 billion at December 31, 1995; and total net income was $193.0 million in 1996 and $89.5 million in 1995.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 10--AFFILIATES--CONTINUED

During 1996, the Company sold certain of its affiliates including its ongoing property and casualty business and its broker-dealer operations to realign its business objectives.

The Company customarily engages in transactions with its unconsolidated affiliates, including the cession and assumption of certain insurance business under the terms of established reinsurance agreements. Various services are performed by the Company for certain affiliates for which the Company is reimbursed on the basis of cost. Certain affiliates have entered into various financial arrangements relating to borrowings and capital maintenance under which agreements the Company would be obligated in the event of nonperformance by an affiliate (see Note 15).

The Company received dividends of $9.4 million and $9.7 million in 1996 and 1995, respectively, from unconsolidated affiliates.

NOTE 11--FINANCIAL INSTRUMENTS WITH OFF-BALANCE-SHEET RISK

The Company enters into interest rate swap contracts for the purpose of converting the interest rate characteristics (fixed or variable) of certain investments to match those of related insurance liabilities. Maturities of current agreements range from 1997 to 2026. These swaps involve, to varying degrees, interest rate risk in excess of amounts recognized in the statement of financial position.

The Company enters into currency rate swap agreements to manage exposure to foreign exchange rate fluctuations. Maturities of current agreements range through 2009. Should the counterparty fail to meet the terms of the contract, the Company's market risk is limited to the currency rate differential.

The Company enters into interest rate cap and floor contracts to manage exposure on underlying security values due to a rise in interest rates. Maturities of current agreements range through 2003.

The Company also uses financial futures contracts to hedge risks associated with interest rate fluctuations on sales of guaranteed investment contracts. The Company is subject to the risks associated with changes in the value of the underlying securities; however, such changes in value generally are offset by opposite changes in the value of the hedged items. The contract or notional amounts of the contracts represent the extent of the Company's involvement but not the future cash requirements, as the Company intends to close the open positions prior to settlement. Net deferred losses on future contracts were $0.5 million and $7.7 million at December 31, 1996 and 1995, respectively.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 11--FINANCIAL INSTRUMENTS WITH OFF-BALANCE-SHEET RISK--CONTINUED

The contract or notional amount of the foregoing financial instruments, which indicates the Company's involvement and, in certain instances, maximum credit risk related to those instruments, is as follows:

                                                                December 31
                                                             -----------------
                                                               1996     1995
                                                             -------- --------
                                                               (In millions)
Futures contracts to purchase securities.................... $  117.6 $   62.2
                                                             ======== ========
Futures contracts to sell securities........................ $  136.4 $  299.9
                                                             ======== ========
Notional amount of interest rate swaps, interest rate
 swaptions, currency rate swaps, interest rate caps and in-
 terest rate floors to:
  Receive variable rates.................................... $3,822.8 $1,735.0
                                                             ======== ========
  Receive fixed rates....................................... $2,912.5 $1,756.3
                                                             ======== ========

The Company continually monitors its positions and the credit ratings of the counterparties to these financial instruments. The Company believes the risk of incurring losses due to nonperformance by its counterparties is remote and that any such losses would be immaterial.

Based on market rates in effect at December 31, 1996, the Company's interest rate swaps, interest rate swaptions, currency rate swaps, interest rate caps, and interest rate floors represented (assets) liabilities to the Company with fair values of $16.4 million, $0.0 million, $41.1 million, $(0.6) million and $(0.1) million, respectively. The corresponding amounts as of December 31, 1995 were $37.0 million, $0.0 million, $23.3 million, $(0.3) million and $0.0 million, respectively.

NOTE 12--LEASES

The Company leases office space and furniture and equipment under various operating leases including furniture and equipment leased under a series of sales-leaseback agreements with a nonaffiliated organization. Rental expense for all operating leases totaled $32.1 million in 1996 and $32.2 million in 1995. Future minimum rental commitments under noncancellable operating leases for office space and furniture and equipment are as follows:

                                                               December 31, 1996
                                                               -----------------
                                                                 (In millions)
     1997.....................................................       $23.2
     1998.....................................................        18.8
     1999.....................................................        15.3
     2000.....................................................        12.3
     2001.....................................................         7.8
     Thereafter...............................................        17.0
                                                                     -----
     Total minimum payments...................................       $94.4
                                                                     =====

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 13--POLICY RESERVES, POLICYHOLDERS' AND BENEFICIARIES' FUNDS AND OBLIGATIONS RELATED TO SEPARATE ACCOUNTS

The Company's annuity reserves and deposit fund liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

                                                      December 31, 1996 Percent
                                                      ----------------- -------
                                                        (In millions)
Subject to discretionary withdrawal (with adjust-
 ment):
  With market value adjustment.......................     $ 1,748.9        4.9%
  At book value less surrender charge................       2,681.4        7.5
                                                          ---------      -----
  Total with adjustment..............................       4,430.3       12.4
  Subject to discretionary withdrawal (without ad-
   justment) at book value...........................         815.7        2.3
  Subject to discretionary withdrawal--separate ac-
   counts............................................      11,816.8       33.0
Not subject to discretionary withdrawal:
  General account....................................      17,422.1       48.7
  Separate accounts..................................       1,297.3        3.6
                                                          ---------      -----
Total annuity reserves and deposit liabilities--be-
 fore reinsurance....................................      35,782.2      100.0%
                                                                         =====
Less reinsurance ceded...............................          (0.2)
                                                          ---------
Net annuity reserves and deposit fund liabilities....     $35,782.0
                                                          =========

Any liquidation costs associated with the $11.8 billion of separate accounts subject to discretionary withdrawal are sustained by the separate account contractholders and not by the general account.

NOTE 14--UNPAID CLAIMS

Activity in the liability for accident and health unpaid claims is as follows:

                                                                  1996    1995
                                                                 ------  ------
                                                                 (In millions)
Balance at January 1............................................ $207.7  $216.2
  Less reinsurance recoverables.................................    4.0    (7.3)
                                                                 ------  ------
Net balance at January 1........................................  203.7   208.9
                                                                 ------  ------
Incurred related to:
  Current year..................................................  293.8   301.0
  Prior years...................................................  (36.1)  (25.2)
                                                                 ------  ------
Total incurred..................................................  257.7   275.8
                                                                 ------  ------
Paid related to:
  Current year..................................................  183.7   192.0
  Prior years...................................................   71.7    89.0
                                                                 ------  ------
Total paid......................................................  255.4   281.0
                                                                 ------  ------
Net balance at December 31......................................  206.0   203.7
  Plus reinsurance recoverable..................................    3.0     4.0
                                                                 ------  ------
Balance at December 31.......................................... $209.0  $207.7
                                                                 ======  ======

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 14--UNPAID CLAIMS--CONTINUED

As a result of favorable changes in claim estimates and a decline in fully insured business, the liability for prior year claims decreased in 1996 and 1995.

NOTE 15--COMMITMENTS AND CONTINGENCIES

The Company has extended commitments to purchase long-term bonds, preferred and common stocks, and real estate and issue real estate mortgages totaling $619.4 million, $14.7 million, $160.2 million and $275.4 million, respectively, at December 31, 1996. If funded, loans related to real estate mortgages would be fully collateralized by related properties. The Company monitors the credit worthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. The fair value of the commitments described above is $1.1 billion at December 31, 1996. The majority of these commitments expire in 1997.

The Company has contingent liabilities, pursuant to guarantee agreements issued in connection with real estate joint ventures, in the amount of $43.3 million.

During 1996, the Company entered into a credit support and collateral pledge agreement with the Federal National Mortgage Association (FNMA). Under the agreement, the Company sold $532.8 million of commercial mortgage loans and acquired an equivalent amount of FNMA securities. The Company completed similar transactions with FNMA in 1991 for $1.042 billion and in 1993 for $71.9 million. FNMA is guarantying the full face value of the bonds of the three transactions to the bondholders. However, the Company has agreed to absorb the first 12.25% of the principal and interest losses (less buy-backs) for the pools of loans involved in the three transactions, based on the total outstanding principal balance of $1.036 billion as of July 1, 1996, but is not required to commit collateral to support this loss contingency. At December 31, 1996, the aggregate outstanding principal balance of all the remaining pools of loans from 1991, 1993, and 1996 is $907.4 million.

Historically, the Company has experienced losses of less than one percent on its multi-family mortgage portfolio. Mortgage loan buy-backs required by the FNMA in 1996 and 1995 amounted to $3.4 million and $0.0 million, respectively.

During 1996, the Company entered into credit support and collateral pledge agreement with the Federal Home Loan Mortgage Corporation (FHLMC). Under the agreement, the Company sold $535.3 million of multi-family loans and acquired and equivalent amount of FHLMC securities. FHLMC is guarantying the full face value of the bonds to the bondholders. However, the Company has agreed to absorb the first 10.5% of original principal and interest losses (less buy-backs) for the pool of loans involved but is not required to commit collateral to support this loss contingency. Historically, the Company has experienced total losses of less than one percent on its multi-family loan portfolio. At December 31, 1996, the aggregate outstanding principal balance of the pools of loans was $535.3 million. There were no mortgage loans buy-backs in 1996.

The Company has a support agreement with JHVLICo under which the Company agrees to continue directly or indirectly to own all of JHVLICo's common stock and maintain JHVLICo's net worth at not less than $1 million.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 15--COMMITMENTS AND CONTINGENCIES--CONTINUED

The Company has a support agreement with John Hancock Capital Corporation
(JHCC) under which the Company agrees to continue directly or indirectly to own all of JHCC's common stock and maintain JHCC's net worth at not less than $1 million. JHCC's outstanding borrowings as of December 31, 1996 were $278.3 million for short-term borrowings and $145.1 million for notes payable.

The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies amounts to be used to pay benefits to policyholders and claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially affect its financial position.

Various lawsuits arise against the Company in the course of the Company's business. Purported class actions and individual actions have been or could be brought against the Company in its normal course of business. While the Company specifically denies any wrongdoing, such litigation is subject to many uncertainties, and given the current environment and complexity of various types of litigation, their outcome can not be predicted. Accordingly, the Company has established a litigation reserve. As appropriate, the reserve will be used for legal and other costs related to opposing such litigation or in the ultimate settlement of suits. The reserve has been charged directly to policyholders' contingency reserves of the Company. The Company believes that the ultimate outcome of pending litigation should not have a material adverse effect on the Company's financial position.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 16--FAIR VALUE OF FINANCIAL INSTRUMENTS

The following table presents the carrying amounts and fair values of the Company's financial instruments:

                                              Year ended December 31
                                      ----------------------------------------
                                             1996                 1995
                                      -------------------  -------------------
                                      Carrying    Fair     Carrying    Fair
                                       Amount     Value     Amount     Value
                                      --------- ---------  --------- ---------
                                                   (In millions)
Assets
  Bonds--Note 6...................... $22,467.0 $23,539.0  $21,108.5 $22,995.0
  Preferred stocks--Note 6...........     416.2     416.2      338.8     338.8
  Common stocks--Note 6..............     249.8     249.8      130.9     130.9
  Mortgage loans on real estate--Note
   6.................................   7,964.0   8,400.2    8,801.5   9,381.8
  Policy loans--Note 1...............   1,589.3   1,589.3    1,621.3   1,621.3
  Cash and cash equivalents--Note 1..   1,416.7   1,416.7      540.7     540.7
Liabilities
  Guaranteed investment contracts--
   Note 1............................  11,921.6  11,943.2   12,014.3  12,325.3
  Fixed rate deferred and immediate
   annuities--Note 1.................   3,909.3   3,886.1    3,494.5   3,478.6
  Supplementary contracts without
   life contingencies--Note 1........      45.6      46.0       39.6      40.7
Derivatives liabilities relating
 to:--Note 11
Interest rate swaps..................       --       16.4        --       37.0
Currency rate swaps..................       --       41.1        --       23.3
Interest rate caps...................       --       (0.6)       --       (0.3)
Interest rate floors.................       --       (0.1)       --        0.0
Commitments--Note 15.................       --    1,095.7        --    1,070.2

The carrying amounts in the table are included in the statutory-basis statements of financial position. The methods and assumptions utilized by the Company in estimating its fair value disclosures are described in Note 1.

                       APPENDIX--OTHER POLICY PROVISIONS

SETTLEMENT PROVISIONS

  In place of a single payment, an amount of $1,000 or more payable under the Policy as a benefit or as the Surrender Value, if any, may be left with John Hancock under the terms of a supplementary agreement. The agreement will be issued when the proceeds are applied through the election of any one of the options below.

  The following options are subject to the restrictions and limitations stated in the Policy.

    Option 1--Interest Income at the declared rate but not less than 3 1/2% a year on proceeds held on deposit.

    Option 2A--Income of a Specified Amount, with payments each year totaling at least 1/12th of the proceeds, until the proceeds, with interest credited at the declared rate but not less than 3 1/2% a year on unpaid balances, are fully paid.

    Option 2B--Income for a Fixed Period, with each payment as declared.

    Option 3--Life Income with Payments for a Guaranteed Period.

    Option 4--Life Income without Refund at the death of the Payee of any part of the proceeds applied. Only one payment is made if the Payee dies before the second payment is due.

    Option 5--Life Income with Cash Refund at the death of the Payee of the amount, if any, equal to the proceeds applied less the sum of all income payments made.

  No election of an option may provide for income payments of less than $50.

  Other options may be arranged with John Hancock's approval.

ADDITIONAL INSURANCE BENEFITS

  On payment of an additional premium and subject to certain age and insurance underwriting requirements, certain additional provisions, such as an Accidental Death Benefit, which are subject to the restrictions and limitations set forth therein, may be included in a Policy.

GENERAL PROVISIONS

  BENEFICIARY. The Beneficiary will be as shown in the application for the Policy, unless thereafter changed by the Owner in accordance with the terms of the Policy. If the insured dies and there is no surviving Beneficiary, the Owner will be the Beneficiary, but if the insured was the Owner, the Owner's estate will be the Beneficiary.

  ASSIGNMENT. The Owner's interest in the Policy may be assigned without the consent of any revocable Beneficiary. John Hancock will not be on notice of any assignment unless it is in writing and until a duplicate of the original assignment has been filed at John Hancock's Servicing Office. John Hancock assumes no responsibility for the validity or sufficiency of any assignment.

  MISSTATEMENT OF AGE OR SEX. If the age or sex of the insured has been misstated, John Hancock will adjust the benefits payable to those which would have been purchased at the correct age or sex by the most recent insurance charge deducted from Account Value.

  SUICIDE. If the insured commits suicide within 2 years from the issue date shown in the Policy, the Policy will terminate and John Hancock will pay in place of all other benefits an amount equal to the premium paid less any Indebtedness on the date of death and less any withdrawals. If the suicide is more than 2 years from the issue date but within 2 years of any increase in death benefit due to payment of any premium in excess of the Required Premium, the benefits payable will not include the increased benefit but will include the excess premium.

  AVIATION ACTIVITY EXCLUSION. If the insured dies in an aviation accident while a crew member on other than a commercial aircraft and the Policy provides at the request of the Owner for a limited benefit in such situation, John Hancock will pay in place of all other benefits an amount equal to the greater of the premium paid or the Surrender Value, less any Indebtedness.

  INCONTESTABILITY. The Policy, except for any provision for a disability benefit or additional benefits provisions added after issue, shall be incontestable other than for nonpayment of premiums after it has been in force during the lifetime of the insured for 2 years from its issue date. If, however, evidence of insurability is required with respect to any premium in excess of the Required Premium, any increase in death benefit due to payment of excess premium shall be incontestable after the increase has been in force during the life time of the insured for 2 years from the increase date.

  DEFERRAL OF DETERMINATION AND PAYMENTS. If the Policy is not on a fixed non-forfeiture option, payment of any death, surrender, withdrawal or loan proceeds will ordinarily be made within seven days after receipt at John Hancock's Servicing Office of all documents required for any such payment. Approximately two-thirds of the claims for death proceeds which are made within two years after the date of issue of the Policy will be investigated to determine whether the claim should be contested and payment of these claims will therefore be delayed.

  John Hancock may defer any transaction requiring a determination of Account Value for any period during which: (1) the disposal or valuation of the Account's assets is not reasonably practicable because the New York Stock Exchange is closed or conditions are such that, under the Commission's rules and regulations, trading is restricted or an emergency is deemed to exist or
(2) the Commission by order permits postponement of such actions for the protection of John Hancock Owners.

  Under a Policy being continued under a fixed non-forfeiture option, payment of the cash value or loan proceeds may be deferred by John Hancock for up to six months after receipt of a request therefor. Interest will be accrued at an annual rate of 3 1/2% if such a deferment extends beyond 10 days.

  The foregoing description of Policy provisions is qualified by reference to the specimen Policy which has been filed as an exhibit to the Registration Statement.

  REINSTATEMENT. The Policy may be reinstated in accordance with its terms (including evidence of insurability satisfactory to John Hancock and payment of the required premium and charges) within 3 years after the beginning of the grace period unless the Surrender Value has been paid or otherwise exhausted, or the period of any Fixed Extended Term Insurance has expired.

                   APPENDIX--ILLUSTRATION OF DEATH BENEFITS
                   SURRENDER VALUES AND ACCUMULATED PREMIUMS

  The following tables illustrate the changes in death benefit and surrender value of the Policy, disregarding any Policy loans. Each table separately illustrates the operation of a Policy for an identified issue age, premium schedule and Sum Insured at Issue and shows how the death benefit and surrender value (reflecting the deduction of the surrender charge, if any) may vary over an extended period of time assuming hypothetical rates of investment return (i.e., investment income and capital gains and losses, realized or unrealized) equivalent to constant gross annual rates of 0%, 6% and 12%. The tables are based on given annual premiums paid at the beginning of each Policy year and will assist in a comparison of the death benefit and surrender value figures set forth in the tables with those under other variable life insurance policies which may be issued by John Hancock or other companies. The death benefit and surrender value for a Policy would be different from those shown if premiums are paid in different amounts or at different times or if the actual gross rates of investment return average 0%, 6% or 12% over a period of years, but nevertheless fluctuated above or below the average for individual Policy years.

  The amounts shown for the death benefit and surrender value are as of the end of each Policy year. The tables headed "Using Current Charges" assume that the current rates for insurance and charges for expenses will be made in each year illustrated. The tables headed "Using Maximum Charges" assume that the maximum (guaranteed) charge will be made for insurance and for expense charges in each year illustrated. The amounts shown in all tables reflect an average asset charge for the daily investment advisory expense charges to the Portfolios of the Fund (equivalent to an effective annual rate of .58%) and an assumed average asset charge for the annual nonadvisory operating expenses of each Portfolio of the Fund (equivalent to an effective annual rate of .18%). For a description of expenses charged to the Portfolios, including the reimbursement of any Portfolio for annual non-advisory operating expenses in excess of an effective annual rate of .25%, a continuing obligation of the Fund's investment adviser, see the attached Prospectus for the Fund. The charges for the daily investment management fee and the annual non-advisory operating expenses are based on the hypothetical assumption that Policy values are allocated equally among the nine variable Subaccounts. The actual charges and expenses associated with any Policy will vary depending upon the actual allocation of Policy values among Subaccounts. During the first 11 Policy years, the surrender values for the base Policy are the Account Values less the Contingent Deferred Sales Charge (and, during the first four years, less any unpaid Issue Charge). Thereafter the Account Value will be equal to the surrender value.

  The tables reflect that no charge is currently made to the Accounts for Federal income taxes. However, John Hancock reserves the right to make such a charge in the future and any charge would require higher rates of investment return in order to produce the same Policy values.

  The second column of each table shows the amount to which the total premiums paid to the end of a Policy year during the premium paying period would accumulate if an amount equal to those premiums were invested to earn interest, after taxes, at 5% compounded annually.

  The amounts shown for the death benefit and surrender value reflect Excess Value, if any, applied under the Accumulate Option.

  John Hancock will furnish upon request a comparable illustration reflecting the proposed insured's age, sex, underwriting risk classification and the Sum Insured at Issue or premium amount requested, and assuming annual premiums and that the proposed insured is not a substandard underwriting risk classification.

PLAN: SCHEDULE PREMIUM VARIABLE WHOLE LIFE
   MALE, ISSUE AGE 25, STANDARD NON-SMOKER UNDERWRITING RISK
   SUM INSURED AT ISSUE (GUARANTEED DEATH BENEFIT) $100,000
   PREMIUM SCHEDULE--LEVEL
   $1,113 BASIC PREMIUM (1)
   USING CURRENT CHARGES

                                Death Benefit              Surrender Value
                         --------------------------- ---------------------------
             Premiums    Assuming Hypothetical Gross Assuming Hypothetical Gross
 End of    Accumulated   Annual Investment Return of Annual Investment Return of
 Policy   At 5% Interest --------------------------- ---------------------------
  Year     Per Year(2)   0% Gross 6% Gross 12% Gross 0% Gross 6% Gross 12% Gross
 ------   -------------- -------- -------- --------- -------- -------- ---------
    1          1,169     100,000  100,000    100,000     364      414        464
    2          2,396     100,000  100,000    100,000   1,011    1,154      1,305
    3          3,684     100,000  100,000    100,000   1,652    1,934      2,241
    4          5,037     100,000  100,000    100,000   2,287    2,753      3,281
    5          6,458     100,000  100,000    100,000   2,912    3,614      4,439
    6          7,949     100,000  100,000    100,000   3,561    4,553      5,765
    7          9,515     100,000  100,000    100,000   4,269    5,607      7,307
    8         11,160     100,000  100,000    100,000   5,027    6,769      9,072
    9         12,886     100,000  100,000    100,000   5,840    8,047     11,081
   10         14,699     100,000  100,000    100,000   6,638    9,371     13,284
   11         16,603     100,000  100,000    100,000   7,417   10,741     15,697
   12         18,602     100,000  100,000    100,000   8,179   12,161     18,344
   13         20,700     100,000  100,000    100,000   8,786   13,495     21,115
   14         22,904     100,000  100,000    100,000   9,370   14,877     24,169
   15         25,218     100,000  100,000    100,000   9,930   16,309     27,535
   16         27,647     100,000  100,000    102,009  10,464   17,791     31,244
   17         30,198     100,000  100,000    111,648  10,970   19,324     35,306
   18         32,877     100,000  100,000    121,778  11,447   20,910     39,750
   19         35,689     100,000  100,000    132,445  11,892   22,550     44,611
   20         38,643     100,000  100,000    143,679  12,305   24,246     49,925
   25         55,776     100,000  100,000    209,826  13,835   33,655     84,854
   30         77,644     100,000  100,000    297,129  14,190   44,827    138,767
   35        105,553     100,000  108,288    413,393  12,640   57,784    220,594
   40        141,173     100,000  119,730    569,107   8,079   72,196    343,166
   45        186,634     100,000  130,352    777,427       0   87,602    522,465
   50        244,655     100,000  140,179  1,056,599       0  103,483    780,008
   55        318,706     100,000  149,778  1,431,893       0  119,250  1,140,043

--------

(1) If premiums are paid more frequently than annually the payments would be $556.50 semiannually, $278.25 quarterly, or $92.75 on a special monthly basis. The death benefits and surrender values shown would be affected by the more frequent premium payments.
(2) The premiums accumulated at 5% interest in Column 2 are those payable if the gross investment return is 6%.

  IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN:SCHEDULED PREMIUM VARIABLE WHOLE LIFE
MALE, ISSUE AGE 25, STANDARD NON-SMOKER UNDERWRITING RISK
SUM INSURED AT ISSUE (GUARANTEED DEATH BENEFIT) $100,000
PREMIUM SCHEDULE AT ISSUE--MODIFIED
$708 INITIAL BASIC PREMIUM AT ISSUE (1)
USING CURRENT CHARGES

                                Death Benefit              Surrender Value
                         --------------------------- ---------------------------
             Premiums    Assuming Hypothetical Gross Assuming Hypothetical Gross
 End of    Accumulated   Annual Investment Return of Annual Investment Return of
 Policy   At 5% Interest --------------------------- ---------------------------
  Year     Per Year(2)   0% Gross 6% Gross 12% Gross 0% Gross 6% Gross 12% Gross
 ------   -------------- -------- -------- --------- -------- -------- ---------
    1            743     100,000  100,000   100,000        0       22        50
    2          1,524     100,000  100,000   100,000      275      351       431
    3          2,344     100,000  100,000   100,000      555      700       859
    4          3,204     100,000  100,000   100,000      832    1,069     1,338
    5          4,108     100,000  100,000   100,000    1,104    1,457     1,874
    6          5,057     100,000  100,000   100,000    1,405    1,902     2,512
    7          6,053     100,000  100,000   100,000    1,767    2,437     3,292
    8          7,099     100,000  100,000   100,000    2,185    3,056     4,213
    9          8,197     100,000  100,000   100,000    2,660    3,765     5,289
   10          9,350     100,000  100,000   100,000    3,124    4,493     6,456
   11         10,561     100,000  100,000   100,000    3,573    5,237     7,723
   12         11,833     100,000  100,000   100,000    4,008    6,000     9,101
   13         13,168     100,000  100,000   100,000    4,291    6,645    10,464
   14         14,570     100,000  100,000   100,000    4,554    7,304    11,956
   15         16,042     100,000  100,000   100,000    4,796    7,976    13,590
   16         17,587     100,000  100,000   100,000    5,014    8,660    15,381
   17         19,210     100,000  100,000   100,000    5,205    9,352    17,343
   18         20,914     100,000  100,000   100,000    5,368   10,054    19,493
   19         22,703     100,000  100,000   100,000    5,502   10,762    21,853
   20         24,581     100,000  100,000   100,000    5,604   11,476    24,443
   25         35,480     100,000  100,000   103,489    5,579   15,088    41,851
   30         49,391     100,000  100,000   148,032    4,320   18,483    69,135
   35         67,144     100,000  100,000   207,188      958   20,870   110,559
   40         89,803     100,000  100,000   286,281        0   20,982   172,625
   45        118,721     100,000  100,000   391,990        0   15,616   263,434
   50        181,690     100,000  100,000   530,351   12,603   24,400   391,519
   55        281,674     100,000  100,000   714,336   26,761   49,041   568,739

--------

(1) If premiums are paid more frequently than annually the payments would be $354.00 semiannually, $177.00 quarterly, or $59.00 on a special monthly basis. The death benefits and surrender values shown would be affected by the more frequent premium payments. The basic premium (annual) after a recalculation at age 72 will be as follows: $9,973.00 for a hypothetical gross investment return of 0%, $8,658 for a gross return of 6%, and $0 for a gross return of 12%.
(2) The premiums accumulated at 5% interest in Column 2 are those payable if the gross investment return is 6%.

  IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN:SCHEDULED PREMIUM VARIABLE WHOLE LIFE
   MALE, ISSUE AGE 40, PREFERRED UNDERWRITING RISK
   SUM INSURED AT ISSUE (GUARANTEED DEATH BENEFIT) $100,000
   PREMIUM SCHEDULE AT ISSUE--MODIFIED
   $1,305 INITIAL BASIC PREMIUM AT ISSUE (1)
   USING CURRENT CHARGES

                              Death Benefit              Surrender Value
                       --------------------------- ---------------------------
           Premiums    Assuming Hypothetical Gross Assuming Hypothetical Gross
End of   Accumulated   Annual Investment Return of Annual Investment Return of
Policy  At 5% Interest --------------------------- ---------------------------
 Year    Per Year(2)   0% Gross 6% Gross 12% Gross 0% Gross 6% Gross 12% Gross
------  -------------- -------- -------- --------- -------- -------- ---------
   1         1,370     100,000  100,000   100,000      460      521       583
   2         2,809     100,000  100,000   100,000    1,184    1,360     1,545
   3         4,320     100,000  100,000   100,000    1,885    2,232     2,609
   4         5,906     100,000  100,000   100,000    2,563    3,137     3,786
   5         7,571     100,000  100,000   100,000    3,219    4,080     5,093
   6         9,320     100,000  100,000   100,000    3,905    5,117     6,600
   7        11,157     100,000  100,000   100,000    4,698    6,327     8,400
   8        13,085     100,000  100,000   100,000    5,575    7,686    10,485
   9        15,109     100,000  100,000   100,000    6,549    9,212    12,888
  10        17,235     100,000  100,000   100,000    7,478   10,762    15,488
  11        19,467     100,000  100,000   100,000    8,363   12,340    18,307
  12        21,810     100,000  100,000   100,000    9,217   13,959    21,384
  13        24,271     100,000  100,000   100,000    9,781   15,364    24,490
  14        26,855     100,000  100,000   100,000   10,303   16,804    27,905
  15        29,568     100,000  100,000   100,000   10,771   18,271    31,657
  16        32,417     100,000  100,000   100,000   11,188   19,768    35,787
  17        35,408     100,000  100,000   100,000   11,542   21,288    40,334
  18        38,548     100,000  100,000   100,000   11,832   22,833    45,351
  19        41,846     100,000  100,000   100,000   12,049   24,396    50,891
  20        45,309     100,000  100,000   106,777   12,193   25,982    56,978
  25        65,398     100,000  100,000   160,626   11,606   34,198    96,856
  30        91,038     100,000  100,000   234,171    7,103   42,083   157,373
  35       132,997     100,000  100,000   330,972   20,410   58,445   244,332
  40       193,500     100,000  108,351   466,021   45,577   86,267   371,036

--------

(1) If premiums are paid more frequently than annually the payments would be $652.50 semiannually, $326.25 quarterly, or $108.75 on a special monthly basis. The death benefits and surrender values shown would be affected by the more frequent premium payments. The basic premium (annual) after a recalculation at age 72 will be as follows: $9,488 for a hypothetical gross investment return of 0%, $4,148 for a gross return of 6%, and $0 for a gross return of 12%.
(2) The premiums accumulated at 5% interest in Column 2 are those payable if the gross investment return is 6%.

  IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN:SCHEDULED PREMIUM VARIABLE WHOLE LIFE
   MALE, ISSUE AGE 40, PREFERRED UNDERWRITING RISK
   SUM INSURED AT ISSUE (GUARANTEED DEATH BENEFIT) $100,000
   PREMIUM SCHEDULE--LEVEL
   $1,954 BASIC PREMIUM (1)
   USING CURRENT CHARGES

                                Death Benefit              Surrender Value
                         --------------------------- ---------------------------
             Premiums    Assuming Hypothetical Gross Assuming Hypothetical Gross
 End of    Accumulated   Annual Investment Return of Annual Investment Return of
 Policy   At 5% Interest --------------------------- ---------------------------
  Year     Per Year(2)   0% Gross 6% Gross 12% Gross 0% Gross 6% Gross 12% Gross
 ------   -------------- -------- -------- --------- -------- -------- ---------
    1          2,052     100,000  100,000   100,000    1,053    1,150     1,247
    2          4,206     100,000  100,000   100,000    2,364    2,648     2,944
    3          6,468     100,000  100,000   100,000    3,645    4,210     4,823
    4          8,843     100,000  100,000   100,000    4,896    5,838     6,902
    5         11,337     100,000  100,000   100,000    6,119    7,540     9,208
    6         13,955     100,000  100,000   100,000    7,366    9,373    11,822
    7         16,705     100,000  100,000   100,000    8,715   11,417    14,849
    8         19,592     100,000  100,000   100,000   10,144   13,654    18,296
    9         22,623     100,000  100,000   100,000   11,664   16,101    22,210
   10         25,806     100,000  100,000   100,000   13,137   18,622    26,490
   11         29,148     100,000  100,000   100,000   14,563   21,221    31,177
   12         32,657     100,000  100,000   100,000   15,954   23,916    36,329
   13         36,342     100,000  100,000   100,000   17,053   26,454    41,746
   14         40,211     100,000  100,000   105,067   18,109   29,090    47,716
   15         44,273     100,000  100,000   116,165   19,111   31,822    54,252
   16         48,538     100,000  100,000   127,916   20,062   34,657    61,407
   17         53,017     100,000  100,000   140,361   20,953   37,595    69,229
   18         57,719     100,000  100,000   153,554   21,784   40,646    77,781
   19         62,657     100,000  100,000   167,532   22,547   43,813    87,120
   20         67,841     100,000  100,000   182,381   23,244   47,106    97,322
   25         97,922     100,000  108,793   272,212   25,580   65,601   164,141
   30        136,313     100,000  128,921   395,088   24,691   86,641   265,516
   35        185,310     100,000  149,270   566,988   19,221  110,195   418,565
   40        247,845     100,000  171,605   813,482    4,752  136,628   647,677

--------

(1) If premiums are paid more frequently than annually the payments would be $977.00 semiannually, $488.50 quarterly, or $162.84 on a special monthly basis. The death benefits and surrender values shown would be affected by the more frequent premium payments.
(2) The premiums accumulated at 5% interest in Column 2 are those payable if the gross investment return is 6%.

  IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN:SCHEDULED PREMIUM VARIABLE WHOLE LIFE
   MALE, ISSUE AGE 25, STANDARD NON-SMOKER UNDERWRITING RISK SUM INSURED AT ISSUE (GUARANTEED DEATH BENEFIT) $100,000 PREMIUM SCHEDULE--LEVEL $1,113 BASIC PREMIUM (1) USING MAXIMUM CHARGES

                              Death Benefit              Surrender Value
                       --------------------------- ---------------------------
           Premiums    Assuming Hypothetical Gross Assuming Hypothetical Gross
End of   Accumulated   Annual Investment Return of Annual Investment Return of
Policy  At 5% Interest --------------------------- ---------------------------
 Year    Per Year(2)   0% Gross 6% Gross 12% Gross 0% Gross 6% Gross 12% Gross
------  -------------- -------- -------- --------- -------- -------- ---------
   1         1,169     100,000  100,000    100,000     340      389        439
   2         2,396     100,000  100,000    100,000     963    1,104      1,251
   3         3,684     100,000  100,000    100,000   1,582    1,857      2,156
   4         5,037     100,000  100,000    100,000   2,193    2,648      3,162
   5         6,458     100,000  100,000    100,000   2,795    3,479      4,283
   6         7,949     100,000  100,000    100,000   3,423    4,387      5,567
   7         9,515     100,000  100,000    100,000   4,108    5,408      7,061
   8        11,160     100,000  100,000    100,000   4,844    6,536      8,775
   9        12,886     100,000  100,000    100,000   5,636    7,778     10,727
  10        14,699     100,000  100,000    100,000   6,412    9,065     12,866
  11        16,603     100,000  100,000    100,000   7,169   10,396     15,209
  12        18,602     100,000  100,000    100,000   7,909   11,774     17,778
 13         20,700     100,000  100,000    100,000   8,492   13,061     20,460
  14        22,904     100,000  100,000    100,000   9,052   14,394     23,414
  15        25,218     100,000  100,000    100,000   9,589   15,775     26,671
  16        27,647     100,000  100,000    100,000  10,098   17,202     30,261
  17        30,198     100,000  100,000    108,143  10,578   18,676     34,198
  18        32,877     100,000  100,000    117,963  11,029   20,201     38,505
  19        35,689     100,000  100,000    128,298  11,448   21,775     43,214
  20        38,643     100,000  100,000    139,185  11,837   23,403     48,363
  25        55,776     100,000  100,000    203,217  13,229   32,400     82,181
  30        77,644     100,000  100,000    287,597  13,421   43,008    134,316
  35       105,553     100,000  103,794    399,776  11,661   55,387    213,328
  40       141,173     100,000  114,748    549,692   6,786   69,192    331,459
  45       186,634     100,000  125,001    750,664       0   84,006    504,478
  50       244,655     100,000  134,331  1,020,069       0   99,167    753,041
  55       318,706     100,000  143,634  1,382,464       0  114,358  1,100,688

--------

(1) If premiums are paid more frequently than annually the payments would be $556.50 semiannually, $278.25 quarterly, or $92.75 on a special monthly basis. The death benefits and surrender values shown would be affected by the more frequent premium payments.
(2) The premiums accumulated at 5% interest in Column 2 are those payable if the gross investment return is 6%.

  IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN:SCHEDULED PREMIUM VARIABLE WHOLE LIFE
   MALE, ISSUE AGE 25, STANDARD NON-SMOKER UNDERWRITING RISK SUM INSURED AT ISSUE (GUARANTEED DEATH BENEFIT) $100,000 PREMIUM SCHEDULE AT ISSUE-- MODIFIED $708 INITIAL BASIC PREMIUM AT ISSUE (1) USING MAXIMUM CHARGES

                                  Death Benefit              Surrender Value
                           --------------------------- ---------------------------
               Premiums    Assuming Hypothetical Gross Assuming Hypothetical Gross
   End of    Accumulated   Annual Investment Return of Annual Investment Return of
   Policy   At 5% Interest --------------------------- ---------------------------
    Year     Per Year(2)   0% Gross 6% Gross 12% Gross 0% Gross 6% Gross 12% Gross
   ------   -------------- -------- -------- --------- -------- -------- ---------
      1            743     100,000  100,000   100,000        0        0        25
      2          1,524     100,000  100,000   100,000      227      301       378
      3          2,344     100,000  100,000   100,000      484      623       775
      4          3,204     100,000  100,000   100,000      738      963     1,219
      5          4,108     100,000  100,000   100,000      988    1,322     1,717
      6          5,057     100,000  100,000   100,000    1,266    1,735     2,313
      7          6,053     100,000  100,000   100,000    1,606    2,238     3,046
      8          7,099     100,000  100,000   100,000    2,001    2,824     3,916
      9          8,197     100,000  100,000   100,000    2,456    3,496     4,934
     10          9,350     100,000  100,000   100,000    2,898    4,187     6,039
     11         10,561     100,000  100,000   100,000    3,325    4,892     7,235
     12         11,833     100,000  100,000   100,000    3,738    5,613     8,534
     13         13,168     100,000  100,000   100,000    3,997    6,211     9,807
     14         14,570     100,000  100,000   100,000    4,236    6,821    11,200
     15         16,042     100,000  100,000   100,000    4,454    7,441    12,724
     16         17,587     100,000  100,000   100,000    4,646    8,069    14,391
     17         19,210     100,000  100,000   100,000    4,811    8,702    16,215
     18         20,914     100,000  100,000   100,000    4,949    9,341    18,212
     19         22,703     100,000  100,000   100,000    5,056    9,983    20,400
     20         24,581     100,000  100,000   100,000    5,133   10,628    22,801
     25         35,480     100,000  100,000   100,000    4,967   13,818    38,891
     30         49,391     100,000  100,000   137,674    3,539   16,626    64,297
     35         67,144     100,000  100,000   192,683        0   18,157   102,819
     40         89,803     100,000  100,000   266,057        0   16,936   160,430
     45        118,721     100,000  100,000   364,304        0    9,487   244,828
     50        184,861     100,000  100,000   492,577   12,526   17,697   363,633
     55        291,279     100,000  100,000   663,228   26,509   42,978   528,048

--------

(1) If premiums are paid more frequently than annually the payments would be $354.00 semiannually, $177.00 quarterly, or $59.00 on a special monthly basis. The death benefits and surrender values shown would be affected by the more frequent premium payments. The basic premium (annual) after a recalculation at age 72 will be as follows: $9,973 for a hypothetical gross investment return of 0%, $9,608 for a gross return of 6%, and $0 for a gross return of 12%.
(2) The premiums accumulated at 5% interest in Column 2 are those payable if the gross investment return is 6%.

  IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN:SCHEDULED PREMIUM VARIABLE WHOLE LIFE
   MALE, ISSUE AGE 40, PREFERRED UNDERWRITING RISK
   SUM INSURED AT ISSUE (GUARANTEED DEATH BENEFIT) $100,000
   PREMIUM SCHEDULE--LEVEL
   $1,954 BASIC PREMIUM (1)
   USING MAXIMUM CHARGES

                                Death Benefit              Surrender Value
                         --------------------------- ---------------------------
             Premiums    Assuming Hypothetical Gross Assuming Hypothetical Gross
 End of    Accumulated   Annual Investment Return of Annual Investment Return of
 Policy   At 5% Interest --------------------------- ---------------------------
  Year     Per Year(2)   0% Gross 6% Gross 12% Gross 0% Gross 6% Gross 12% Gross
 ------   -------------- -------- -------- --------- -------- -------- ---------
    1          2,052     100,000  100,000   100,000      896      988     1,080
    2          4,206     100,000  100,000   100,000    2,041    2,306     2,582
    3          6,468     100,000  100,000   100,000    3,147    3,667     4,233
    4          8,843     100,000  100,000   100,000    4,211    5,072     6,047
    5         11,337     100,000  100,000   100,000    5,235    6,526     8,045
    6         13,955     100,000  100,000   100,000    6,279    8,093    10,316
    7         16,705     100,000  100,000   100,000    7,410    9,843    12,946
    8         19,592     100,000  100,000   100,000    8,612   11,762    15,949
    9         22,623     100,000  100,000   100,000    9,898   13,868    19,365
   10         25,806     100,000  100,000   100,000   11,135   16,029    23,095
   11         29,148     100,000  100,000   100,000   12,322   18,248    27,175
   12         32,657     100,000  100,000   100,000   13,451   20,522    31,641
   13         36,342     100,000  100,000   100,000   14,271   22,603    36,290
   14         40,211     100,000  100,000   100,000   15,022   24,738    41,419
   15         44,273     100,000  100,000   100,803   15,698   26,925    47,078
   16         48,538     100,000  100,000   110,924   16,296   29,167    53,250
   17         53,017     100,000  100,000   121,565   16,810   31,466    59,958
   18         57,719     100,000  100,000   132,763   17,238   33,826    67,249
   19         62,657     100,000  100,000   144,552   17,574   36,252    75,170
   20         67,841     100,000  100,000   156,986   17,814   38,747    83,771
   25         97,922     100,000  100,000   230,249   17,101   52,356   138,838
   30        136,313     100,000  101,782   326,996   11,443   68,402   219,755
   35        185,310     100,000  115,978   454,949        0   85,618   335,855
   40        247,845     100,000  130,026   626,757        0  103,524   499,010

--------

(1) If premiums are paid more frequently than annually the payments would be $977.00 semiannually, $488.50 quarterly, or $162.84 on a special monthly basis. The death benefits and surrender values shown would be affected by the more frequent premium payments.
(2) The premium accumulated at 5% interest in Column 2 are those payable is the gross investment return is 6%.

  IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN:SCHEDULED PREMIUM VARIABLE WHOLE LIFE
   MALE, ISSUE AGE 40, PREFERRED UNDERWRITING RISK
   SUM INSURED AT ISSUE (GUARANTEED DEATH BENEFIT) $100,000
   PREMIUM SCHEDULE AT ISSUE--MODIFIED
   $1,305 INITIAL BASIC PREMIUM AT ISSUE (1)
   USING MAXIMUM CHARGES

                                Death Benefit              Surrender Value
                         --------------------------- ---------------------------
             Premiums    Assuming Hypothetical Gross Assuming Hypothetical Gross
 End of    Accumulated   Annual Investment Return of Annual Investment Return of
 Policy   At 5% Interest --------------------------- ---------------------------
  Year     Per Year(2)   0% Gross 6% Gross 12% Gross 0% Gross 6% Gross 12% Gross
 ------   -------------- -------- -------- --------- -------- -------- ---------
    1          1,370     100,000  100,000   100,000      302      358       415
    2          2,809     100,000  100,000   100,000      859    1,016     1,180
    3          4,320     100,000  100,000   100,000    1,382    1,684     2,012
    4          5,906     100,000  100,000   100,000    1,869    2,360     2,918
    5          7,571     100,000  100,000   100,000    2,320    3,047     3,908
    6          9,320     100,000  100,000   100,000    2,795    3,809     5,058
    7         11,157     100,000  100,000   100,000    3,361    4,710     6,442
    8         13,085     100,000  100,000   100,000    4,001    5,736     8,057
    9         15,109     100,000  100,000   100,000    4,728    6,899     9,929
   10         17,235     100,000  100,000   100,000    5,407    8,065    11,938
   11         19,467     100,000  100,000   100,000    6,037    9,233    14,098
   12         21,810     100,000  100,000   100,000    6,608   10,394    16,420
   13         24,271     100,000  100,000   100,000    6,869   11,296    18,670
   14         26,855     100,000  100,000   100,000    7,059   12,178    21,112
   15         29,568     100,000  100,000   100,000    7,169   13,032    23,764
   16         32,417     100,000  100,000   100,000    7,195   13,853    26,651
   17         35,408     100,000  100,000   100,000    7,128   14,633    29,797
   18         38,548     100,000  100,000   100,000    6,966   15,367    33,239
   19         41,846     100,000  100,000   100,000    6,702   16,049    37,014
   20         45,309     100,000  100,000   100,000    6,326   16,670    41,165
   25         65,398     100,000  100,000   114,719    2,196   18,259    69,175
   30         91,038     100,000  100,000   165,345        0   14,922   111,119
   35        147,680     100,000  100,000   225,994   12,526   24,660   166,834
   40        237,978     100,000  100,000   303,842   26,509   49,011   241,913

--------

(1) If premiums are paid more frequently than annually the payments would be $652.50 semiannually, $326.25 quarterly, or $108.75 on a special monthly basis. The death benefits and surrender values shown would be affected by the more frequent premium payments. The basic premium (annual) after a recalculation at age 72 will be as follows: $9,973 for a hypothetical gross investment return of 0%, $8,568 for a gross return of 6%, and $0 for a gross return of 12%.
(2) The premiums accumulated at 5% interest in Column 2 are those payable if the gross investment return is 6%.

  IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                      [LOGO OF JOHN HANCOCK APPEARS HERE]



        POLICIES ISSUED BY JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
                JOHN HANCOCK PLACE, BOSTON, MASSACHUSETTS 02117

    S8138UVNY 5/97

                                            John Hancock Mutual Life
                                               Insurance Company
                                                          (John Hancock)
                   [FLEX VI JOHN HANCOCK LOGO APPEARS HERE]

               SCHEDULED PREMIUM VARIABLE LIFE INSURANCE POLICY
            JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                            John Hancock Place

                       Boston, Massachusetts 02117

                      JOHN HANCOCK SERVICING OFFICE:


                               P.O. Box 111

                       Boston, Massachusetts 02117

                  TELEPHONE 1-800-REAL LIFE (1-800-732-5543)
                               FAX 617-572-5410

                          PROSPECTUS MAY 1, 1997

  The scheduled premium variable life policy ("Policy") described in this Prospectus can be funded, at the discretion of the Owner, by up to ten of the variable subaccounts of John Hancock Mutual Variable Life Insurance Account UV ("Account"), by a fixed subaccount (the "Fixed Account"), or by a combination of the Fixed Account and up to nine of the variable subaccounts (collectively, "the Subaccounts"). The assets of each variable Subaccount will be invested in a corresponding Portfolio of John Hancock Variable Series Trust I, a "series" type mutual fund advised by John Hancock Mutual Life Insurance Company ("John Hancock") or of M Fund, Inc., a "series" type mutual fund advised by M Financial Investment Advisers, Inc. (collectively, the "Funds"). The assets of the Fixed Account will be invested in the general account of John Hancock Mutual Life Insurance Company ("John Hancock").

  The prospectuses for the Funds, which are attached to this Prospectus, describe the investment objectives, policies and risks of investing in the Portfolios of Variable Series Trust I: Growth & Income, Large Cap Growth, Sovereign Bond, Money Market, Managed, Real Estate Equity, International Equities, Short-Term U.S. Government, Special Opportunities, Small Cap Growth, Small Cap Value, Mid Cap Growth, Mid Cap Value, International Balanced, International Opportunities, Large Cap Value, Strategic Bond and Equity Index and in the Portfolios of M Fund Inc.: Edinburgh Overseas Equity, Turner Core Growth, Frontier Capital Appreciation, and Enhanced U.S. Equity. (The Enhanced U.S. Equity Portfolio is not currently available to Owners, but is expected to be made available sometime in the future).

  Replacing existing insurance with a Policy described in this Prospectus may not be to your advantage.

       THIS PROSPECTUS SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE. IT IS NOT VALID UNLESS ATTACHED TO A CURRENT PROSPECTUS FOR THE FUND.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                                                            Page
SUMMARY....................................................................   1
JOHN HANCOCK...............................................................   6
THE ACCOUNT AND THE SERIES FUNDS...........................................   7
THE FIXED ACCOUNT..........................................................  10
POLICY PROVISIONS AND BENEFITS.............................................  11
  Requirements for Issuance of Policy......................................  11
  Premiums.................................................................  11
  Account Value and Surrender Value........................................  15
  Death Benefits...........................................................  15
  Value Options............................................................  16
  Partial Withdrawal of Excess Value.......................................  17
  Transfers Among Subaccounts..............................................  18
  Loan Provisions and Indebtedness.........................................  19
  Default and Options on Lapse.............................................  20
  Exchange Privilege.......................................................  20
CHARGES AND EXPENSES.......................................................  20
  Charges Deducted from Premiums...........................................  20
  Sales Charges............................................................  21
  Reduced Charges for Eligible Groups......................................  22
  Charges Deducted from Account Value......................................  22
DISTRIBUTION OF POLICIES...................................................  25
TAX CONSIDERATIONS.........................................................  26
  Policy Proceeds..........................................................  26
  Charge for John Hancock's Taxes..........................................  27
  Corporate and H.R. 10 Plans..............................................  27
BOARD OF DIRECTORS AND EXECUTIVE OFFICERS OF JOHN HANCOCK..................  28
REPORTS....................................................................  29
VOTING PRIVILEGES..........................................................  29
CHANGES IN APPLICABLE LAW--FUNDING AND OTHERWISE...........................  30
STATE REGULATION...........................................................  30
LEGAL MATTERS..............................................................  30
REGISTRATION STATEMENT.....................................................  30
EXPERTS....................................................................  31
FINANCIAL STATEMENTS.......................................................  31
APPENDIX--OTHER POLICY PROVISIONS..........................................  71
APPENDIX--ILLUSTRATION OF DEATH BENEFITS, SURRENDER VALUES AND
 ACCUMULATED PREMIUMS......................................................  73

THE POLICY DESCRIBED HEREIN IS AVAILABLE ONLY IN NEW YORK. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY OTHER JURISDICTION. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.

                      INDEX OF DEFINED WORDS AND PHRASES

  Below are listed certain words and phrases used in this Prospectus, together with identification of the page on which each is defined or explained:

                                                                           PAGE
                                                                           -----
      Account Value.......................................................    15
      Attained Age........................................................    17
      Basic Death Benefit.................................................    15
      Basic Premium.......................................................    11
      Benchmark Value.....................................................    16
      Contingent Deferred Sales Charge....................................    21
      Current Death Benefit...............................................    15
      Death Benefit Factor................................................    16
      Excess Value........................................................    15
      Experience Component................................................    16
      Extra Death Benefit.................................................    15
      Fixed Account.......................................................    10
      Grace Period........................................................    18
      Guaranteed Death Benefit............................................    15
      Indebtedness........................................................    19
      Investment Rule.....................................................    13
      Issue Charge........................................................    22
      Level Schedule......................................................    12
      Loan Assets.........................................................    19
      Minimum First Premium...............................................    11
      Modified Schedule...................................................    12
      Premium Component...................................................    12
      Premium Credit Factor...............................................    17
      Premium Processing Charge...........................................    21
      Premium Recalculation...............................................    12
      Required Premium....................................................    11
      Servicing Office....................................................     6
      Subaccount.......................................................... Cover
      Sum Insured at Issue................................................    17
      Surrender Value.....................................................    15
      Valuation Date......................................................    10
      Value Option........................................................    15
      Variable Subaccounts................................................     2

                                    SUMMARY

WHAT IS THE VARIABLE LIFE POLICY BEING OFFERED?

  John Hancock issues variable life insurance Policies. The Policies described in this Prospectus are scheduled annual premium policies that provide for additional premium flexibility. John Hancock also issues other forms of variable life insurance policies. These other policies are offered by means of other prospectuses.

  As explained below, the death benefit and surrender value under the Policy may increase or decrease daily. The Policies differ from ordinary fixed-benefit life insurance in the way they work. However, the Policies are the same as fixed-benefit life insurance in providing lifetime protection against economic loss resulting from the death of the person insured. The Policies are primarily insurance and not investments.

  The Policies work generally as follows: Premium payments are periodically made to John Hancock in amounts sufficient to meet the premium schedule selected. John Hancock takes from each premium an amount for expenses, taxes, and sales load. John Hancock then places the rest of the premium into as many as ten Subaccounts as directed by the owner of the Policy (the "Owner"). The assets allocated to each variable Subaccount are invested in shares of the corresponding Portfolio of the Fund. The currently available Portfolios are identified on the cover of this Prospectus. The assets allocated to the Fixed Account are invested in the general account of John Hancock. During the year, John Hancock takes charges from each Subaccount and credits or charges each Subaccount with its respective investment performance. The insurance charge, which is deducted from the invested assets attributable to each Policy ("Account Value"), varies monthly with the then attained age of the insured and with the amount of insurance provided at the start of each month.

  The death benefit may increase or decrease daily depending on the investment experience of the Subaccounts to which premiums are allocated. In general, the Current Death Benefit equals the Account Value times a factor ("Death Benefit Factor") which depends upon the sex and attained age of the insured. If the Account Value increases, the Current Death Benefit will increase, and, if the Account Value decreases, the Current Death Benefit will decrease. However, John Hancock guarantees that, regardless of the investment experience, the death benefit payable will never be less than the amount of insurance originally purchased in the absence of a subsequent partial surrender ("Guaranteed Death Benefit").

  At issue, the death benefit payable upon the death of the insured will usually be the Guaranteed Death Benefit. This is because the first premium payment generally will not result in a large enough Account Value to cause the Current Death Benefit to exceed the Guaranteed Death Benefit initially. Whether or not it reaches or exceeds the Guaranteed Death Benefit depends upon the timing and amount of the premium payments, the investment experience, the activity under the Policy with respect to Policy loans, additional benefits and the like, the charges made against the Policy, and the attained age of the insured. Once the Current Death Benefit reaches the Guaranteed Death Benefit, the Owner bears the investment risk for any amount above the Guaranteed Death Benefit, and John Hancock bears the investment risk for the Guaranteed Death Benefit.

  The initial Account Value is basically the sum of the amounts of the premium that John Hancock, at the direction of the Owner, places in the Account and in the Fixed Account. The Account Value increases or decreases daily depending on the investment experience of the Subaccounts to which the amounts are allocated. John Hancock does not guarantee a minimum amount of Account Value. The Owner bears the investment risk for that portion of the Account Value allocated to the variable Subaccounts. The Owner may surrender a Policy at any time while the insured is living. The Surrender Value is the Account Value less the sum of any unpaid Issue Charge and any Contingent Deferred Sales Charge and less any Indebtedness. If the Owner surrenders in the early policy years, the amount of Surrender Value would be low (as compared with other investments without sales charges) and, consequently, the insurance protection provided prior to surrender would be costly.

  The minimum initial death benefit that may be bought is $25,000 for insureds less than 25 years of age at the time of issue of the Policy and $50,000 for insureds with ages 25 through 75 at issue. All persons insured must meet certain health and other criteria called "underwriting standards." The smoking status of the insured is generally reflected in the insurance charges made. If the minimum death benefit at issue is at least $100,000, the insured may be eligible for the "preferred" class which has the lowest insurance charges for this Policy. Policies issued in certain jurisdictions or in connection with certain employee plans will not directly reflect the sex of the insured in either the premium rates or the charges and values under the Policy.

WHAT IS THE AMOUNT OF THE PREMIUMS?

  Premiums are determined under one of two premium schedules selected by the Owner. Under the Level Schedule, premiums are fixed for the life of the Policy. Under the Modified Schedule, a lower fixed premium is applicable which does not vary until the Policy anniversary nearest the insured's 72nd birthday. On this date, in the absence of an earlier election by the Owner, the Policy premium is automatically shifted to the Level Schedule and a new fixed annual premium becomes payable on a scheduled basis. The new premium depends upon the Policy's Guaranteed Death Benefit and Account Value at the time of the premium recalculation. The Owner may request that the premium recalculation take place on any Policy anniversary prior to that nearest the insured's 72nd birthday. In addition to the premium schedule chosen, the amount of the premium for a Policy depends upon the Sum Insured at Issue and the insured's age and sex (unless the Policy is sex-neutral). Premiums are payable annually or more frequently over the insured's lifetime. Additional premiums are charged for Policies in cases involving extra mortality risks and for additional insurance benefits. There is a 61-day grace period in which to make premium payments due after the Minimum First Premium is received.

  Within limits, scheduled premiums may be paid in advance and more than the scheduled premiums may be paid. If the Account Value under a Policy is sufficiently high, a premium payment otherwise scheduled need not be paid. (See "Premiums".)

WHAT IS JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV?

  The Account is a separate investment account of John Hancock, operated as a unit investment trust, which supports benefits payable under the Policies. The Account is divided into a number of variable Subaccounts, each of which corresponds to one of the Portfolios of the Funds. The assets of each variable Subaccount are invested in the corresponding Portfolio of the Funds. The Portfolios of the Funds which are currently available are Growth & Income, Large Cap Growth, Sovereign Bond, Money Market, Managed, Real Estate Equity, International Equities, Short-Term U.S. Government, Special Opportunities, Small Cap Growth, Small Cap Value, Mid Cap Growth, Mid Cap Value, International Balanced, International Opportunities, Large Cap Value, Strategic Bond, Equity Index, Edinburgh Overseas Equity, Turner Core Growth and Frontier Capital Appreciation.

  John Hancock Variable Series Trust I pays John Hancock a fee for providing investment management services to each of its Portfolios. The Fund also pays for certain non-advisory Fund expenses. The figures in the following chart are expressed as a percentage of each Portfolio's average daily net assets. The figures reflect the investment management fees currently payable and the 1996 non-advisory expenses that would have been allocated to the Fund under the allocation rules currently in effect.

                                          Other   Total Fund
                            Investment     Fund   Operating   Other Fund Expenses
       Portfolio          Management Fee Expenses  Expenses  Absent Reimbursement*
       ---------          -------------- -------- ---------- ---------------------
Managed.................      0.34%       0.03%     0.37%             N/A
Growth & Income.........      0.25%       0.03%     0.28%             N/A
Equity Index............      0.20%       0.25%     0.45%            1.61%
Large Cap Value.........      0.75%       0.25%     1.00%            1.89%
Large Cap Growth........      0.40%       0.05%     0.45%             N/A
Mid Cap Value...........      0.80%       0.25%     1.05%            2.15%
Mid Cap Growth..........      0.85%       0.25%     1.10%            2.34%
Special Opportunities...      0.75%       0.12%     0.87%             N/A
Real Estate Equity......      0.60%       0.11%     0.71%             N/A
Small Cap Value.........      0.80%       0.25%     1.05%            2.06%
Small Cap Growth........      0.75%       0.25%     1.00%            1.55%
International Balanced..      0.85%       0.25%     1.10%            1.44%
International Equities..      0.60%       0.18%     0.78%             N/A
International Opportuni-
 ties...................      1.00%       0.25%     1.25%            2.76%
Short-Term U.S. Govern-
 ment...................      0.30%       0.25%     0.55%            0.79%
Sovereign Bond..........      0.25%       0.06%     0.31%             N/A
Strategic Bond..........      0.75%       0.25%     1.00%            1.57%
Money Market............      0.25%       0.07%     0.32%             N/A

--------

* John Hancock reimburses a Portfolio when the Portfolio's Other Expenses exceed 0.25% of the Portfolio's average daily net assets.

  M Fund, Inc., pays M Financial Investment Advisers, Inc., a fee for providing investment management services to each of its Portfolios. The Fund also pays for certain non-advisory Fund expenses. The figures in the following chart are expressed as a percentage of each Portfolio's average daily net assets. The figures reflect the investment management fees currently payable and the 1996 non-advisory expenses that would have been allocated to the Fund under the allocation rules currently in effect.

                                          Other   Total Fund
                            Investment     Fund   Operating   Other Fund Expenses
       Portfolio          Management Fee Expenses  Expenses  Absent Reimbursement*
       ---------          -------------- -------- ---------- ---------------------
Edinburgh Overseas Equi-
 ty.....................      1.05%       0.25%     1.30%            6.29%
Turner Core Growth**....      0.45%       0.25%     0.70%            8.06%
Frontier Capital Appre-
 ciation**..............      0.90%       0.25%     1.15%            7.29%
Enhanced U.S. Equity ...      0.55%       0.25%     0.80%           11.90%

--------

* M Financial reimburses a Portfolio when the Portfolio's Other Expenses exceed 0.25% of the Portfolio's average daily net assets.

** Figures do not reflect interest expense, which is 0.08% for the Turner Core
   Growth Portfolio and 0.05% for the Frontier Capital Appreciation Portfolio.



  For a full description of the Funds, see the prospectuses for the Funds attached to this Prospectus.

WHAT ARE THE CHARGES MADE BY JOHN HANCOCK?

  Premium Processing Charge. A charge not to exceed $2 deducted from each premium payment.

  State Premium Tax Charge. A charge equal to 2 1/2% of each premium payment after deduction of the Premium Processing Charge.

  Sales Charge Deduction from Premium. A charge equal to 5% of each premium payment after deduction of the Premium Processing Charge.

  Contingent Deferred Sales Charge. A charge deducted from Account Value if the Policy lapses or is surrendered during the first 11 Policy years. The amount of the charge depends upon the year in which lapse or surrender occurs. The charge will never be higher than 15% of premiums paid to date. The total charge for sales expenses over the lesser of 20 years or the life expectancy of the insured will not exceed 9% of the premium payments under the Policy, assuming all required premiums are paid, over that period.

  Issue Charges. A charge deducted monthly from Account Value in 48 equal installments totalling $240 for all Policy years plus 48c per $1000 of Sum Insured at Issue.

  Maintenance Charge. A charge deducted monthly from Account Value in an amount equal to no more than $4 for all Policy years plus 2c per $1000 of current Sum Insured.

  Insurance Charge. A charge based upon the amount at risk, the attained age and risk classification of the insured and John Hancock's then current monthly insurance rates (never to exceed rates based on the 1980 CSO Tables) deducted monthly from Account Value.

  Guaranteed Death Benefit Charges. A charge not to exceed 3c per $1000 (currently 1c per $1000) of current Sum Insured deducted monthly from that portion of Account Value not attributable to the Fixed Account allocations. Upon any exercise of the Extra Death Benefit Option or the Basic Premium Reduction Option, a one-time charge not to exceed 3% (currently 1 1/2%) of the amount applied to exercise the option.

  Charge for Mortality and Expense Risks. A charge made daily from the variable Subaccounts at an effective annual rate of .60% of the assets of each variable Subaccount.

  Charges for Extra Mortality Risks. An additional premium, depending upon the Sum Insured at Issue, age of the insured and the degree of additional mortality risk, is required if the insured does not qualify for either the preferred or standard underwriting class. This additional premium is collected in two ways: up to 7 1/2% of each year's additional premium is deducted from premiums when paid and 92 1/2% of each year's additional premium is deducted monthly from Account Value in equal installments.

  Charges for Additional Insurance Benefits. An additional premium is required if the Owner elects to purchase an additional insurance benefit. This additional premium is collected in two ways: up to 7 1/2% of each year's additional premium is deducted from premiums when paid and 92 1/2% of the additional premium is deducted monthly from Account Value in equal installments.

  Charge for Partial Withdrawal. A charge equal to the lesser of $25 or 2% of the amount withdrawn deducted from Account Value at the time of withdrawal.

  See "Charges and Expenses" for a full description of the charges under the Policy.

IS THERE A CHARGE AGAINST THE ACCOUNT FOR FEDERAL INCOME TAX?

  Currently no charge is made against any Subaccount for Federal income taxes but if John Hancock incurs, or expects to incur, income taxes attributable to any Subaccount or this class of Policies in future years, it reserves the right to make a charge. John Hancock expects that it will continue to be taxed as a life insurance company. (See "Charge for John Hancock's Taxes".)

WHAT IS THE RELATIONSHIP BETWEEN THE PREMIUM AND THE AMOUNT ALLOCATED TO THE SUBACCOUNTS?

  The initial net premium is allocated by John Hancock from its general account to one or more of the Subaccounts on the date of issue of the Policy. The initial net premium is the gross premium less a processing charge, the charges deducted for sales expenses and state premium taxes. These charges also apply to subsequent premium payments. Net premiums derived from payments received after the issue date are allocated, generally on the date of receipt, to one or more of the subaccounts as elected by the Owner. (See "Charges and Expenses".

HOW ARE AMOUNTS ALLOCATED TO EACH SUBACCOUNT?

  At issue and subsequently thereafter, the Owner will provide us with the rule ("Investment Rule") we will follow to invest net premiums or other amounts in any one but not more than ten of the Subaccounts. The Owner may change the Investment Rule under which John Hancock will allocate amounts to Subaccounts. (See "Investment Rule".)

WHAT COMMISSIONS ARE PAID TO AGENTS?

  The Policies are sold through agents who are licensed by state authorities to sell John Hancock's insurance policies. Commissions payable to agents are described under "Distribution of Policies". Sales expenses in any year are not equal to the deduction for sales load, including any Contingent Deferred Sales Charge, in that year. Rather, total sales expenses under the Policies are intended to be recovered over the lifetimes of the insureds covered by the Policies.

WHAT IS THE DEATH BENEFIT?

  The death benefit payable is the greater of the Guaranteed Death Benefit, including any Extra Death Benefit Value Option which may have been exercised, or the Current Death Benefit. Whenever the Current Death Benefit exceeds the Guaranteed Death Benefit, the death benefit will increase whenever there is an increase in the Policy's Account Value and it will decrease whenever there is a decrease in the Policy's Account Value but never below the Guaranteed Death Benefit. (See "Death Benefits".)

HOW DOES THE ACCOUNT VALUE OF A POLICY VARY IN RELATION TO THE SUBACCOUNTS' INVESTMENT EXPERIENCE?

  In general, the Account Value for any day equals the Account Value for the
previous day, increased by an     y net premium placed in the Subaccounts for
the Policy, decreased by any charges made against the

Account Value and by partial withdrawal of Excess Value, and increased or decreased by the investment experience of the Subaccounts. No minimum Account Value for the Policy is guaranteed. (See "Surrender Value".)

WHAT IS THE LOAN PROVISION AND HOW DOES A LOAN AFFECT THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE?

  After the first Policy year the Owner may obtain a Policy loan. Assuming no Indebtedness (see below), the maximum amount of any loan in Policy years two and three is 75% of that portion of the Surrender Value attributable to variable Subaccount investments, plus 100% of that portion of the Surrender Value attributable to Fixed Account investments; thereafter the maximum is 90% of that portion of Surrender Value attributable to variable Subaccount investments, plus 100% of that portion of the Surrender Value attributable to Fixed Account investments. Interest charged on any loan will accrue and compound daily at an effective annual rate determined by John Hancock at the start of each Policy Year. This interest rate will not exceed the greater of (1) the "Published Monthly Average" (see "Loan Provision and Indebtedness") for the calendar month ending two months before the calendar month of the Policy anniversary or (2) 5%. A loan plus accrued interest ("Indebtedness") may be repaid at the discretion of the Owner in whole or in part in accordance with the terms of the Policy.

  While a loan is outstanding, the rate of interest credited to the Account Value because of the loan will usually be different than the net investment experience of the Subaccounts. Therefore, the Account Value, the Surrender Value and any Death Benefit above the Guaranteed Death Benefit are permanently affected by any loan.

IS THERE A SHORT-TERM CANCELLATION RIGHT?

  The Owner may surrender a Policy by delivering or mailing it within 45 days after the date of Part A of the application, or within 10 days after receipt of the Policy by the Owner, or within 10 days after mailing by John Hancock of the Notice of Withdrawal Right, whichever is latest, to John Hancock's Servicing Office, or to the agent or agency office through which it was delivered. Any premium paid on it will be refunded.

WHAT IS THE EXCHANGE PRIVILEGE ALLOWED AN OWNER?

  The Owner may transfer the entire Account Value in variable Subaccounts under a Policy to the Fixed Account at any time. The transfer will take effect at the end of the Valuation Period in which John Hancock receives, at its Servicing Office, notice satisfactory to John Hancock. (See "Exchange Privilege".)

ARE THE BENEFITS UNDER A POLICY SUBJECT TO FEDERAL INCOME TAX?

  There has been a determination by the Internal Revenue Service that death benefits payable under variable life insurance policies (which appear to be similar to those described in this Prospectus in all material respects) are excludable from the beneficiary's gross income for Federal income tax purposes. It is also believed that an Owner will not be deemed to be in constructive receipt of the cash values of the Policy until values are actually received through withdrawal, surrender or other distributions. The benefits under Policies described in this Prospectus are expected to receive the same tax treatment under the Internal Revenue Code of 1986 as benefits under traditional fixed-benefit life insurance policies.

  Under recent Federal tax legislation, distributions from Policies entered into after June 20, 1988 on which premiums greater than a "7-pay" premium limit (as defined in the law) have been paid, will be subject to taxation. See "Flexibility as to Premium Payments" for a discussion of how the "7-pay" premium limit may be exceeded under a Policy. A distribution on such a Policy (called by the law a "modified endowment contract") will be taxed to the extent there is any income (gain) to the Owner and an additional tax may be imposed on the taxable amount (See "Policy Proceeds" under "Tax Considerations").

                                 JOHN HANCOCK

  John Hancock, a mutual life insurance company, is authorized to transact a life insurance and annuity business in Massachusetts and all other states.

  John Hancock is a company chartered in Massachusetts in 1862. Its Home Office is at John Hancock Place, Boston, Massachusetts 02117. John Hancock's assets are approximately $59 billion.

                       THE ACCOUNT AND THE SERIES FUNDS

  The Account, a separate account established under Massachusetts law in 1993, meets the definition of "separate account" under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act").

  The Account's assets are the property of John Hancock. Each Policy provides that the portion of the Account's assets equal to the reserves and other liabilities under the Policy shall not be chargeable with liabilities arising out of any other business John Hancock may conduct. In addition to the assets attributable to variable life policies, the Account's assets include assets derived from charges made by John Hancock. From time to time these additional assets may be transferred in cash by John Hancock to its general account. Before making any such transfer, John Hancock will consider any possible adverse impact the transfer might have on any Subaccount. Additional premiums are charged for Policies where the insured is classified as a substandard risk and a portion of these premiums is allocated to the Account.

  The Account is registered with the Securities and Exchange Commission (the "Commission") under the 1940 Act. Such registration does not involve the supervision by the Commission of the management or policies of the Account or John Hancock.

  The assets in the subaccounts of the Account are invested in the corresponding Portfolio of the Funds, but the assets of one variable Subaccount are not necessarily legally insulated from liabilities associated with another variable Subaccount. New variable Subaccounts may be added or existing variable Subaccounts may be deleted as new Portfolios are added to or deleted from the Funds and made available to Owners.

THE SERIES FUNDS

  Each Fund is a "series" type of mutual fund registered with the Commission under the 1940 Act as an open-end diversified management investment company. Each Fund serves as the investment medium for the Account and for other unit investment trust separate accounts established for other variable life insurance policies and for variable annuity contracts. (See the attached Fund prospectuses for a description of a need to monitor for possible conflicts and other consequences.) A very brief summary of the investment objectives of each Portfolio is set forth below.

  Growth & Income Portfolio. The investment objective of this Portfolio is to achieve intermediate and long-term growth of capital, with income as a secondary consideration. This objective will be pursued by investments principally in common stocks (and securities convertible into or with rights to purchase common stocks) of companies believed by management to offer growth potential over both the intermediate and long-term.

  Large Cap Growth Portfolio. The investment objective of this Portfolio is to achieve above-average capital appreciation through the ownership of common stocks (and securities convertible into or with rights to purchase common stocks) of companies believed to offer above-average capital appreciation opportunities. Current income is not an objective of the Portfolio.

  Sovereign Bond Portfolio. The investment objective of this Portfolio is to provide as high a level of long-term total rate of return as is consistent with prudent investment risk, through investment primarily in a diversified portfolio of freely marketable debt securities. Total rate of return consists of current income, including interest and discount accruals, and capital appreciation.

  Money Market Portfolio. The investment objective of this Portfolio is to provide maximum current income consistent with capital preservation and liquidity. It seeks to achieve this objective by investing in a managed portfolio of high quality money market instruments.

  Managed Portfolio. The investment objective of this Portfolio is to achieve maximum long-term total return consistent with prudent investment risk. Investments will be made in common stocks, convertibles and other equity investments, in bonds and other fixed income securities and in money market instruments.

  Real Estate Equity Portfolio. The investment objective of this Portfolio is to provide above-average income and long-term growth of capital by investment principally in equity securities of companies in the real estate and related industries.

  International Equities Portfolio. The investment objective of this Portfolio is to achieve long-term growth of capital by investing primarily in foreign equity securities.

  Special Opportunities Portfolio. The investment objective of this Portfolio is to achieve long-term capital appreciation by emphasizing investments in equity securities of issuers in various economic sectors.

  Short-Term U.S. Government Portfolio. The investment objective of this Portfolio is to provide a high level of current income consistent with the maintenance of principal, through investment in a portfolio of short-term U.S. Treasury securities and U.S. Government agency securities.

  Equity Index Portfolio: The investment objective of this Portfolio is to provide investment results that correspond to the total return of the U.S. market as represented by the S&P 500 utilizing common stocks that are publicly traded in the United States.

  Large Cap Value Portfolio: The investment objective of this Portfolio is to provide substantial dividend income, as well as long-term capital appreciation, through investments in the common stocks of established companies believed to offer favorable prospects for increasing dividends and capital appreciation.

  Mid Cap Growth Portfolio: The investment objective of this Portfolio is to provide long-term growth of capital through a non-diversified portfolio investing largely in common stocks of medium capitalization companies.

  Mid Cap Value Portfolio: The investment objective of this Portfolio is to provide long-term growth of capital primarily through investment in the common stocks of medium capitalization companies believed to sell at a discount to their intrinsic value.

  Small Cap Growth Portfolio: The investment objective of this Portfolio is to provide long-term growth of capital through a diversified portfolio investing primarily in common stocks of small emerging growth companies.

  Small Cap Value Portfolio: The investment objective of this Portfolio is to provide long-term growth of capital by investing in a well diversified portfolio of common stocks of small-sized companies exhibiting value characteristics.

  Strategic Bond Portfolio: The investment objective of this Portfolio is to provide a high total return consistent with moderate risk of capital and maintenance of liquidity, from a portfolio of domestic and international fixed income securities.

  International Opportunities Portfolio: The investment objective of this Portfolio is to provide capital appreciation through investment in common stocks of primarily well-established, non-United States Companies.

  International Balanced Portfolio: The investment objective of this Portfolio is to maximize total U.S. dollar return, consisting of capital appreciation and current income, through investment in non-U.S. equity and fixed income securities.

  John Hancock acts as the investment manager for the Portfolios described above, and John Hancock's indirectly owned subsidiary, Independence Investment Associates, Inc., with its principal place of business at 53 State Street, Boston, MA 02109, provides sub-investment advice with respect to the Growth & Income, Large Cap Growth, Managed, Real Estate Equity, and Short-Term U.S. Government Portfolios. Another indirectly owned subsidiary, John Hancock Advisers, Inc., located at 101 Huntington Avenue, Boston, MA 02199, and its subsidiary, John Hancock Advisers International, Limited, located at 34 Dover Street, London, England, provide sub-investment advice with respect to the International Equities Portfolio, and John Hancock Advisers, Inc. does likewise with respect to the Sovereign Bond, Small Cap Growth and Special Opportunities Portfolios.

  T. Rowe Price Associates, Inc., located at 100 East Pratt St., Baltimore, MD 21202, provides sub-investment advice with respect to the Large Cap Value Portfolio and its subsidiary, Rowe Price-Fleming International, Inc., also located at 100 East Pratt St., Baltimore, MD 21202, provides sub-investment advice with respect to the International Opportunities Portfolio.

  State Street Bank & Trust, N.A., at Two International Place, Boston, MA 02110, is the sub-investment adviser to the Equity Index Portfolio. INVESCO Management & Research located at 101 Federal Street, Boston, MA 02110, is the sub-investment adviser to the Small Cap Value Portfolio. Janus Capital Corporation, with its principal place of business at 100 Filmore Street, Denver, CO 80206, is the sub-investment adviser to the Mid Cap Growth Portfolio. Neuberger & Berman, LLC of 605 Third Avenue, New York, NY 10158, provides sub-investment advice to the Mid Cap Value Portfolio. J.P. Morgan Investment Management Inc., located at 522 Fifth Avenue, New York, NY 10036, provides sub-investment advice with respect to the Strategic Bond Portfolio and Brinson Partners, Inc., of 209 S. LaSalle Street, Chicago, IL 60604, does likewise with respect to the International Balanced Portfolio.

  Edinburgh Overseas Equity Portfolio. The investment objective of this Portfolio is to provide long-term capital appreciation with reasonable investment risk through active management and investment in common stock and common stock equivalents of foreign issuers. Current income, if any, is incidental.

  Turner Core Growth Portfolio. The investment objective of this Portfolio is to seek long-term capital appreciation through a diversified portfolio of common stocks that show strong earnings potential with reasonable market prices.

  Frontier Capital Appreciation Portfolio. The investment objective of this Portfolio is to seek maximum capital appreciation through investment in common stock of companies of all sizes, with emphasis on stocks of small- to medium-capitalization companies. Importance is placed on growth and price appreciation, rather than income.

  Enhanced U.S. Equity Portfolio. The investment objective of this Portfolio is to provide above market total return through investment in common stock of companies perceived to provide a return higher than that of the S&P 500 at approximately the same level of investment risk as the S&P 500.

  M Financial Investment Advisers, Inc., acts as the investment manager for the three Portfolios described above. Edinburgh Fund Managers PLC, provides sub-investment advice to the Edinburgh Overseas Equity Portfolio; Turner Investment Partners, Inc. provides sub-investment advice to the Turner Core Growth Portfolio; Frontier Capital Management Company, Inc., provides sub-investment advice to the Frontier Capital Appreciation Portfolio; and Franklin Portfolio Associates Trust provides sub-investment advice to the Enhanced U.S. Equity Portfolio.

  John Hancock will purchase and redeem Fund shares for the Account at their net asset value. Shares of the Fund represent an interest in one of the Portfolios of the Fund which corresponds to the variable Subaccount of the Account. Any dividend or capital gains distributions received by the Account will be reinvested in Fund shares at their net asset value as of the dates paid.

  On each Valuation Date, shares of each portfolio are purchased or redeemed by John Hancock for each variable Subaccount based on, among other things, the amount of net premiums allocated to the variable Subaccount, distributions reinvested, transfers to, from and among variable Subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at the net asset value per Fund share for each Portfolio determined on that same Valuation Date. A Valuation Date is any date on which the New York Stock Exchange is open for trading and on which the Fund values its shares. A Valuation Period is that period of time from the beginning of the day following a Valuation Date to the end of the next following Valuation Date.

  A full description of each Fund, its investment objectives, policies and restrictions, its charges, expenses and all other aspects of its operation is contained in the attached prospectuses and the statement of additional information referred to therein, which should be read together with this Prospectus.

                               THE FIXED ACCOUNT

  An Owner may allocate premiums to the Fixed Account or transfer all or part of the Account Value under a Policy to the Fixed Account. The amount so allocated or transferred will become a part of John Hancock's general account assets. John Hancock's general account consists of assets owned by John Hancock other than those in the Account and in other separate accounts that have been or may be established by John Hancock. Subject to applicable law, John Hancock has sole discretion over the investment of assets of the general account and Owners do not share in the investment experience of those assets. Instead, John Hancock guarantees that the Account Value allocated to the Fixed Account will accrue interest daily at an effective annual rate of at least 4% without regard to the actual investment experience of the general account. Consequently, if an Owner pays the scheduled premiums, allocates all net premiums only to the Fixed Account, and makes no transfers, partial withdrawals, or policy loans, the minimum amount and duration of the death benefit will be determinable and guaranteed. Transfers from the Fixed Account are subject to certain limitations (see "Transfers Among Subaccounts"), and charges will vary somewhat for Account Value allocated to the Fixed Account. See "Charges Deducted From Account Value".

  The Account Value in the Fixed Account is equal to the portion of the net premiums allocated to it, plus any amounts transferred to it and interest credited to it, minus any charges deducted from it or partial withdrawals or amounts transferred from it. John Hancock guarantees that interest credited to the Account Value in the Fixed Account will not be less than an effective annual rate of 4%. John Hancock may, in its sole discretion, credit a higher rate although it is not obligated to do so. The Owner assumes the risk that interest credited will not exceed 4% per year. Upon request and in the annual statement, John Hancock will inform Owners of the then-applicable rate.

  Because of exemptive and exclusionary provisions, interests in John Hancock's general account have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these Acts, and John Hancock has been advised that the staff of the Securities and Exchange Commission has not reviewed the disclosure in this prospectus relating to the Fixed Account. Disclosure regarding the Fixed Account may, however, be subject to certain generally-applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.

                        POLICY PROVISIONS AND BENEFITS

  The discussions which follow under "Death Benefits", "Account Value" and "Surrender Value" assume that there has been no Policy loan. Benefits and values are affected if premiums are not paid as scheduled or if a Policy loan is made. For the effect of a default in payment of premiums, see "Default and Options on Lapse", and of a loan, see "Loan Provision and Indebtedness".

REQUIREMENTS FOR ISSUANCE OF POLICY

  The Policy is generally available with a minimum Sum Insured at Issue of $25,000 for insureds less than 25 years of age at the time of issue of the Policy and minimum Sum Insured at Issue of $50,000 for insureds with ages 25 through 75 at issue. All persons insured must meet certain health and other criteria called "underwriting standards". The smoking status of the insured is reflected in the insurance charges made. If the Sum Insured at Issue is at least $100,000, the insured may be eligible for the "preferred" underwriting class of this Policy, which has the lowest insurance charges. Amounts of coverage that John Hancock will accept under the Policies may be limited by John Hancock's underwriting and reinsurance procedures as in effect from time to time. Policies issued in connection with certain employee plans will not directly reflect the sex of the insured in either the premium rates or the charges or values under the Policy. The illustrations, factors and premiums set forth in this Prospectus are sex distinct and, therefore, do not reflect the sex-neutral rates, charges or values that would apply to such Policies.

PREMIUMS

 Payment Schedule

  Premiums are scheduled and payable during the lifetime of the insured in accordance with John Hancock's established rules and rates. Premiums are payable at John Hancock's Servicing Office on or before the due date specified in the Policy. All Policies operate under the same schedule of due dates.

  After the payment of the Minimum First Premium (see "Minimum Premium Requirements" below) there are three scheduled due dates in the first Policy year. Due dates are the last Valuation Date in the third, sixth and ninth Policy months. In the second Policy year, the scheduled due dates are the last Valuation Date in the sixth and twelfth Policy months. In the third and all later Policy years, the scheduled due date is the last Valuation Date of the Policy year.

 Minimum Premium Requirements

  An amount of Required Premium (see "Amount of Required Premium" below) is determined at the start of each Policy year. Generally, the full amount of Required Premium must be paid by the last scheduled due date of the Policy year. In the first and second Policy years, however, there are additional requirements.

  In the first Policy year, a Minimum First Premium must be received by John Hancock at its Servicing Office in order for the Policy to be in full force and effect. The Minimum First Premium is equal to the greater of $150 or one-fourth of the Required Premium. Also in the first Policy year, one-half of the Required Premium must be received on or before the last Valuation Date in the third Policy month and three-quarters of the Required Premium must be received on or before the last Valuation Date in the sixth Policy month.

  In the second Policy year, one-half of the Required Premium for the second Policy year must be received on or before the last Valuation Date in the sixth Policy month.

  Premium requirements are met by premium payments on a cumulative basis. For example, the premium requirement on all scheduled due dates of the first Policy year would be met if the full Required Premium for the first Policy year were paid at issue of the Policy.

  Generally, all premiums received are counted by John Hancock when it determines whether the premium requirement is met on a scheduled due date. This cumulative amount of premiums received is reduced for this purpose by amounts withdrawn from the Premium Component of Excess Value and amounts applied from the Premium Component to any Value Option other than the Accumulate Option. The premium requirement will also be deemed satisfied on the last Valuation Date of the second or any later Policy year if any Excess Value is available on the scheduled due date. See "Value Options".

  Failure to satisfy a premium requirement on a scheduled due date may cause the Policy to terminate. See "Default and Options on Lapse".

 Amount of Required Premium

  The Required Premium determined at the start of each Policy year equals an amount for the Basic Death Benefit ("Basic Premium") or $300 if the annual Basic Premium is less than $300, plus any additional premium because the insured is an extra mortality risk or because additional insurance benefits have been purchased. The Basic Premium is a level amount that does not change if the Level Schedule is selected. If the Modified Schedule is selected, the Basic Premium does not change until the Premium Recalculation occurs. See "Choice of Premium Schedule" and "Premium Recalculation".

  If the Account Value on the Valuation Date immediately preceding the Policy anniversary, when multiplied by the Death Benefit Factor on that Policy anniversary , is equal to or greater than the Guaranteed Death Benefit, then no Required Premium is applicable to the following Policy year. This means that even if no premium is paid during the Policy year, the premium requirement will be met on the scheduled due date at the end of the Policy year. If applicable, Owners will be mailed a written notice by John Hancock within 10 days after any Policy anniversary stating that no premium payment is required in that Policy year.

 Choice of Premium Schedule

  At the time of application, the applicant can select either a Level Schedule or a Modified Schedule as the basis for the Basic Premium on the Policy. The Modified Schedule alternative is not available if the insured is over age 70 on the issue date of the Policy. If the Level Schedule is chosen, the Basic Premium will never increase during the lifetime of the insured. With the Level Schedule, the Basic Premium is completely insulated from any adverse investment performance. If the Modified Schedule is chosen, the Basic Premium is initially lower than under the Level Schedule. However, a Premium Recalculation (described below) must occur no later than the Policy anniversary nearest the insured's 72nd birthday. At the time of the Premium Recalculation, John Hancock determines a new Basic Premium which is payable through the remaining lifetime of the insured.

  A comparison of the Basic Premiums at issue under the Level and Modified Schedules for a Sum Insured at issue of $100,000 for a male is shown below:

               Issue
                Age                        Level                                          Modified
               -----                       -----                                          --------
                25                         $1,113                                          $  708
                40                         $  954                                          $1,305
                55                         $3,869                                          $2,585

 Premium Recalculation (Modified Schedule Only)

  The Premium Recalculation applicable to any Policy on a Modified Schedule may be elected by the Owner at any time after the first Policy anniversary up to the Policy anniversary nearest the insured's 72nd birthday. If elected, the Premium Recalculation will be effected on the Policy anniversary next following receipt by John Hancock at its Servicing Office of satisfactory written notice. If not elected sooner, the Premium Recalculation will be effected by John Hancock on the Policy anniversary nearest the insured's 72nd birthday.

  The new Basic Premium resulting from a Premium Recalculation may be less than, equal to or greater than the original Basic Premium but it will never exceed the maximum Basic Premium shown in the Policy. The new Basic Premium depends on the insured's sex and age, the Guaranteed Death Benefit under the Policy and the Account Value on the Valuation Date immediately preceding the date of the Premium Recalculation.

  A charge will be made if the new Basic Premium is below the Basic Premium on the Level Schedule for the insured's age at issue of the Policy. The charge (currently 1 1/2%) will not exceed 3% of the amount of Account Value applied by John Hancock to reduce the new Basic Premium to an amount below the Basic Premium which would have been payable on the Level Schedule for the insured's age at issue. See "Guaranteed Death Benefit Charges".

 Billing, Allocation of Premium Payments (Investment Rule)

  The Owner may at any time elect to be billed by John Hancock for an amount of premium greater than the Required Premium otherwise payable. The Owner may also elect to be billed for premiums on an annual, semi-annual or quarterly basis. An automatic check-writing program may be available to an Owner interested in making monthly premium payments. A Premium Processing Charge, not to exceed $2, is deducted from each premium payment. All premiums are payable at John Hancock's Servicing Office.

  Any premium payment will be processed by John Hancock as of the end of the Valuation Period in which it is received, unless one of the three exceptions noted below is applicable. Each premium payment will be reduced, first by the Premium Processing Charge and then by the state premium tax charge and the sales charge deducted from premiums. See "Charges and Expenses". The remainder is the net premium.

  The Owner at the time of application must elect an Investment Rule which will allocate net premiums and any credits to as many as ten of the Subaccounts. The Owner must select allocation percentages in whole numbers, and the total allocated must equal 100%. The Owner may thereafter change the Investment Rule prospectively at any time. The change will be effective as to any net premiums and credits applied after receipt at John Hancock's Servicing Office of notice satisfactory to John Hancock. If an Owner requests a change inconsistent with the transfer provisions, the portion of the request inconsistent with the transfer provisions will not be effective.

  There are three exceptions to the normal practice of processing a premium payment as of the end of the Valuation Period in which it is received:

    (1) A payment received prior to a Policy's issue date will be processed as if received on the Valuation Date immediately preceding the issue date.

    (2) A payment made during a Policy's grace period will be processed as of the scheduled due date to the extent it represents the amount of premium in default; any excess will be processed as of the date of receipt.

    (3) If the Minimum First Premium is not received prior to the issue date, each payment received thereafter will be processed as if received on the Valuation Date immediately preceding the issue date until all of the Minimum First Premium is received.

 Flexibility as to Premium Payments

  The Owner may pay more than the Required Premium during a Policy year and may ask to be billed for an amount greater than any Required Premium. The Owner may also pay amounts in addition to any billed amount. However, each premium payment must be at least $25. John Hancock reserves the right to limit premium payments above the amount of the cumulative Required Premiums due on the Policy.

  The ability to pay more than the Required Premium provides the Owner with considerable payment flexibility in meeting the premium requirements of the Policy. Consider a Policy with a $1,000 Required Premium and where the Owner pays $1,250 in each of the first eight Policy years. If none of the additional premium of $2,000 is applied under a Value Option (See "Value Options"), the Policy will remain in force for at least ten years without any further premium payments. During each of these ten years, the premium received ($1,250 a year for eight years) at least equals the aggregate Required Premiums ($1,000 a year for 10 years) on the scheduled due dates. In other words, the payment of more than the Required Premium in a year can be relied upon to satisfy the Required Premium requirements in later years. If, however, the Owner were to apply $500 of the additional premium to a Value Option, then only $1,500 would remain to meet Required Premiums. The Policy would remain in force for at least 9 years but a payment of $500 may be necessary by the end of the tenth Policy year to keep the Policy in force.

 7-Pay Premium Limitation

   Federal tax law modifies the tax treatment of certain policy distributions such as loans, surrenders, partial surrenders, and withdrawals. The application of this modified treatment to any Owner depends upon whether premiums have been paid that exceed a "7-pay' premium as defined in the law. The "7-pay' premium is greater than the Required Premium on the Policy but is generally less than the amount an Owner may choose to pay and John Hancock will accept. If the total premium paid exceeds the 7-pay limitation, the Owner will be subject to the new tax rules on any distributions made from the Policy. A material change in the Policy will result in a new "7-pay" limitation and test period. A reduction in death benefit within the seven year period following issuance of, or a material change in, the Policy may also result in the application of the modified endowment treatment. See "Policy Proceeds" under "Tax Considerations." If John Hancock receives any premium payment that will cause a Policy to become a modified endowment, the excess portion of that premium payment will not be accepted unless the Owner signs an acknowledgement of that fact. When it identifies such excess premium, John Hancock sends the Owner immediate notice and refunds the excess premium if it has not received the acknowledgment by the time the premium payment check has had a reasonable time to clear the banking system, but in no case longer than two weeks.

ACCOUNT VALUE AND SURRENDER VALUE

  Amount of Account Value. The Account Value increases or decreases depending upon a number of factors, such as the applicable Subaccount's investment experience, the proportion of the Account Value invested in each Subaccount and the interest credited to any Loan Assets. In general the Account Value for any day equals the Account Value for the previous day, decreased by charges against the Account Value and by any partial withdrawal of Excess Value, increased or decreased by the investment experience of the Subaccounts and increased by net premiums received. No minimum amount of Account Value is guaranteed.

  A Policy loan will not affect the total amount of Account Value at the time the loan is made but will result in a different rate of return being credited to the Loan Account portion of the Account Value.

  Amount of Surrender Value. The Surrender Value will be the Account Value less the sum of any unpaid Issue Charge and any Contingent Deferred Sales Charge and less any Indebtedness.

  The Contingent Deferred Sales Charge is deducted from the Account Value upon surrender of the Policy during the first eleven Policy years after issue. The amount of this charge is set forth in a schedule under "Sales Charges". The total charge for sales expenses, including the Contingent Deferred Sales Charge, over the lesser of 20 years or the life expectancy of the insured, will not exceed 9% of the payments under the Policy over that period.

  When Policy may be Surrendered. A Policy may be surrendered for its Surrender Value at any time while the insured is living. Surrender takes effect and the Surrender Value is determined as of the end of the Valuation Period in which occurs the later of receipt at John Hancock's Servicing Office of a signed request and the surrendered Policy.

  When Part of Policy may be Surrendered. A Policy may be partially surrendered upon submission of a written request satisfactory to John Hancock in accordance with its rules. Currently, the Policy after partial surrender must have a Sum Insured at least as large as the minimum amount for which John Hancock would issue a Policy on the life of the insured. The Guaranteed Death Benefit for the Policy will be adjusted to reflect the new Sum Insured. A pro-rata portion of any Contingent Deferred Sales Charge will be deducted. A possible alternative to the partial surrender of a Policy is the withdrawal of Excess Value. See "Value Options".

DEATH BENEFITS

  The death benefit payable is the greater of the Guaranteed Death Benefit, including any Extra Death Benefit, or the Current Death Benefit.

  Guaranteed Death Benefit. The Guaranteed Death Benefit at any time is the sum of the Basic Death Benefit and any Extra Death Benefit. The Basic Death Benefit at issue of the Policy is the same as the Sum Insured at Issue shown in the Policy. Thereafter the Basic Death Benefit may be reduced by a partial surrender on request of the Owner. John Hancock guarantees that, regardless of the investment experience of the Subaccounts, the death benefit will never be less than the Guaranteed Death Benefit.

  Extra Death Benefit. An Extra Death Benefit may be available from time to time on Policy anniversaries. If the Owner exercises an Extra Death Benefit Value Option on a Policy anniversary, the amount of Extra Death Benefit produced under the Option becomes a Guaranteed Death Benefit. The amount of any Extra Death Benefit depends upon the Account Value, Benchmark Value (see "Value Options") and the sex and age of the Insured on the Policy anniversary as of which the Option is exercised. See "Value Options". The insured's age on a Policy anniversary is the age of the insured on his or her birthday nearest that date.

  Current Death Benefit. The Current Death Benefit on any date is the Account Value at the end of the Valuation Period containing that date times the Death Benefit Factor shown in the Policy. The Death Benefit Factor depends upon the sex and the then attained age of the insured. The Death Benefit Factor decreases from year to year as the attained age of the insured increases. For example, the Death Benefit Factor for a male age 75 is 1.3546, for a male age 76 is 1.3325. (A complete list of Death Benefit Factors is set forth in the Policy.) The Current Death Benefit is variable: it increases as the Account Value increases and decreases as the Account Value decreases.

VALUE OPTIONS

  As of the last Valuation Date in each Policy year, the Account Value of the Policy will be compared against an amount (the Benchmark Value described below) to determine if any "Excess Value" exists under the Policy. Any Excess Value will be applied according to the election made in the application for the Policy or in a written notice from the Owner after issue of the Policy.

  The Benchmark Value depends upon the Policy's Guaranteed Death Benefit, the Required Premium, any Indebtedness, the sex and attained age of the insured, and any Surrender Charge. The formula describing precisely how Benchmark Value is calculated on each Policy anniversary is set forth in the Policy under "Excess Value". In general, the Benchmark Value increases as more guarantees are provided in the Policy, either in the form of higher Guaranteed Death Benefits or lower premiums. The Benchmark value is also not less than 110% of any Indebtedness. The Benchmark Value generally increases as the attained age of the insured increases.

  Excess Value is any amount of Account Value greater than Benchmark Value. Excess Value may arise from two sources. The Premium Component is Excess Value up to the amount by which the cumulative premiums paid (excluding amounts from this component previously withdrawn or applied under certain Value Options) exceed the cumulative sum of Required Premiums. The Premium Component may be zero. The Experience Component is any amount of Excess Value above the Premium Component and arises out of favorable investment experience or lower than maximum insurance and expense charges.

  If Excess Value is available on a Policy anniversary, any Premium Component and Experience Component will be applied under Value Options elected by the Owner. Either component may be applied to any available Value Option except that the Premium Component must be applied to the Accumulate Option until the second Policy anniversary. The amounts to be applied will be determined in accordance with the Owner's election and in accordance with the then current John Hancock rules. A change in an election will be effective as of the Policy anniversary next following its date of receipt in writing by John Hancock at its Servicing Office or, if subject to underwriting rules, its date of approval. Any change in election does not affect amounts previously applied under any Value Option.

  The Policy includes three Value Options:

  The Accumulate Option leaves any Excess Value in the Account Value and does not affect the guarantees under the Policy. The Accumulate Option is available on both Premium Schedules and no limit is placed on the amount that may be applied from either the Premium Component or the Experience Component.

  The Extra Death Benefit Option increases the amount of Guaranteed Death Benefit. The Extra Death Benefit Option is available on both Premium Schedules. No limit is placed on the amount that may be applied from the Experience Component. The amount that may be applied from the Premium Component is limited to an amount that depends upon the Sum Insured at Issue and the insured's age at issue of the Policy. Amounts applied from the Premium Component reduce the cumulative amount of premiums received under the Policy for purposes of determining whether the Policy will continue to remain in force. A Guaranteed Death Benefit Charge (see "Charges and Expenses") is made against the Account Value to cover the risk assumed by John Hancock in providing the increased Guaranteed Death Benefit. The Extra Death Benefit Value Option may not be available if the insured is an extra mortality risk.

  The increase in Guaranteed Death Benefit equals the amount applied less the Guaranteed Death Benefit Charge times the Death Benefit Factor shown in the Policy. An increase in the Guaranteed Death Benefit may increase the amount at risk under the Policy which would increase the amount of the Insurance Charge. See "Charges Deducted from Account Value". The Owner may decrease the amount of any Extra Death Benefit on the Policy. Depending upon the amount of Account Value under a Policy, a decrease may result in an amount of Excess Value which may be taken by the Owner as a partial withdrawal. See "Partial Withdrawal of Excess Value". Any decrease is effective at the end of the Valuation Period in which John Hancock receives written notice of the request.

  The Basic Premium Reduction Option permanently decreases the amount of the Basic Premium that would otherwise have to be paid in a Policy year to avoid a lapse at the end of the year. The Basic Premium Reduction Option is available only on the Level Schedule. No limit is currently placed on the amount that may be applied from either component except that the Basic Premium may not be reduced below zero. Amounts applied from the Premium Component reduce the cumulative amounts of premiums received under the Policy for purposes of determining whether the Policy will continue to remain in force. A Guaranteed Death Benefit Charge (see "Charges and Expenses") is made against the Account Value to cover the risk assumed by John Hancock that the Guaranteed Death Benefit will remain in effect notwithstanding the lower future premiums. The reduction in Basic Premium equals the amount applied, less the Guaranteed Death Benefit Charge, divided by the Premium Credit Factor shown in the Policy. The Premium Credit Factor depends upon the sex and the then attained age of the insured. The Premium Credit Factor decreases from year to year as the attained age of the insured increases. For example, the Premium Credit Factor for a female age 60 is 13.6798, for a female age 61 is 13.3382.

PARTIAL WITHDRAWAL OF EXCESS VALUE

  Under John Hancock's current administrative rules, an Owner may withdraw Excess Value from the Policy on or after the first Policy anniversary. This privilege, which reduces the Account Value by the amount of the withdrawal and the associated charge, may be exercised only once in a Policy year and will be effective as of the end of the Valuation Period in which John Hancock receives written notice satisfactory to it at its Servicing Office. The minimum amount that may be withdrawn is $500. Unless the Current Death Benefit exceeds the Guaranteed Death Benefit, a partial withdrawal will not affect the death benefit payable. An amount equal to the lesser of $25 or 2% of the amount withdrawn is charged against Account Value for each partial withdrawal.

  An amount equal to the Excess Value withdrawn will be removed from each Subaccount in the same proportion as the Account Value is then allocated among the Subaccounts. A partial withdrawal is not a loan and, once made, cannot be repaid. No Contingent Deferred Sales Charge is deducted upon a partial withdrawal. Amounts withdrawn from the Premium Component reduce the cumulative amount of premiums received for purposes of determining whether the premium requirements of the Policy have been met. On a Modified Schedule, because the Account Value is reduced by a partial withdrawal, the premium that results from the Premium Recalculation will be higher because of the partial withdrawal.

TRANSFERS AMONG SUBACCOUNTS

  The Owner may reallocate the amounts held for the Policy in the Subaccounts up to twelve times in each Policy year with no charge. If any additional transfers in a Policy year are permitted, John Hancock may impose a charge of not more than $5 against Account Value for each additional transfer. The Owner may either (1) use percentages (in whole numbers) to be transferred among Subaccounts or (2) designate the dollar amount of funds to be transferred among Subaccounts. The reallocation must be such that the total in the Subaccounts after reallocation equals 100% of Account Value. Transfers out of a variable Subaccount will be effective at the end of the Valuation Period in which John Hancock receives at its Servicing Office notice satisfactory to John Hancock.

  Transfers out of the Fixed Account to the variable Subaccounts are permitted only once each Policy year and only during the 31-day period beginning on the Policy anniversary. Transfers out of the Fixed Account may be requested from 60 days before to 30 days after the Policy anniversary. If received on or before the Policy anniversary, requests for transfer out of the Fixed Account will be processed on the Policy anniversary (or the next Valuation Date if the Policy anniversary does not occur on a Valuation Date); if received after the Policy anniversary, they will be processed at the end of the Valuation Period in which John Hancock receives the request at its Servicing Office. (John Hancock reserves the right to defer such Fixed Account transfers for up to six months.) Transfers among variable Subaccounts and transfers into the Fixed Account may be requested at any time. A maximum of 20% of Fixed Account assets or, if greater, $500 may be transferred out of the Fixed Account in any Policy year. Currently, there is no minimum amount limit on transfers out of the Fixed Account, but John Hancock reserves the right to impose such a limit in the future.

  If the Owner requests a reallocation which would result in amounts being held in more than ten Subaccounts, such reallocation will not be effective and a revised reallocation may be chosen in order that amounts will be reallocated to no more than ten Subaccounts. If an Owner requests a transfer out of the Fixed Account 61 days or more prior to the Policy anniversary, that portion of the reallocation will not be processed and the Owner's confirmation statement will not reflect a transfer out of the Fixed Account as to such request.

  No transfer among Subaccounts may be made while a Policy is in a grace period.

  Telephone Transfers and Policy Loans. Once a written authorization is completed by the Owner, the Owner may request a transfer or policy loan by telephoning 1-800-732-5543 or sending a written request via fax to 1-800-621-0448. Any fax request should include the Owner's name, daytime telephone number, Policy number and, in the case of transfers, the names of the Subaccounts from which and to which money will be transferred. The right to discontinue telephone transactions at any time without notice to Owners is specifically reserved. If the fax transfer option becomes unavailable, another means of telecommunications will be substituted.

  An Owner who authorizes telephone transactions will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which John Hancock reasonably believes to be genuine unless such loss, expense or cost is the result of John Hancock's mistake or negligence. John Hancock employs procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the Owner. If John Hancock does not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, it may be liable for any loss due to unauthorized or fraudulent instructions.

LOAN PROVISIONS AND INDEBTEDNESS

  Loan Provision. Loans may be made at any time a Loan Value is available after the first Policy year. The Owner may borrow money, assigning the Policy as the only security for the loan, by completion of a form satisfactory to John Hancock or, if the telephone transaction authorization form has been completed, by telephone. Assuming no outstanding Indebtedness in Policy years two and three, the Loan Value will be 75% of that portion of the Surrender Value attributable to the variable Subaccount investments, plus 100% of that portion of the Surrender Value attributable to Fixed Account investments and, in later Policy years, 90% of that portion of the Surrender Value attributable to variable Subaccount investments, plus 100% of that portion of the Surrender Value attributable to Fixed Account investments. Interest charged on any loan will accrue and compound daily at an annual rate determined by John Hancock at the start of each Policy Year. This interest rate will not exceed the greater of (1) the "Published Monthly Average" (defined below) for the calendar month ending 2 months before the calendar month of the Policy anniversary or (2) 5%. The "Published Monthly Average" means Moody's Corporate Bond Yield Average-- Monthly Average Corporates, as published by Moody's Investors Service, Inc., or if the average is no longer published, a substantially similar average established by the insurance regulator where the Policy is issued.

  The amount of any outstanding loan plus accrued interest is called the "Indebtedness". Except when used to pay premiums, a loan will not be permitted unless it is at least $300. The Owner may repay all or a portion of any Indebtedness while the insured is living and premiums are being duly paid. When a loan is made, an amount equal to the loan proceeds will be transferred out of the Account and the Fixed Account, as applicable. This amount is allocated to a portion of John Hancock's general account called the "Loan Assets". Each Subaccount will be reduced in the same proportion as the Account Value is then allocated among the Subaccounts. Upon each loan repayment, the same proportionate amount of the entire loan as was borrowed from the Fixed Account will be repaid to the Fixed Account. The remainder of the loan repayment will be allocated to the appropriate Subaccounts as stipulated in the then current Investment Rule. For example, if the entire loan outstanding is $3000 of which $1000 was borrrowed from the Fixed Account, then upon a repayment of $1500, $500 would be allocated to the Fixed Account and the remaining $1000 would be allocated to the appropriate Subaccounts as stipulated in the then current Investment Rule.

  Effect of Loan and Indebtedness. A loan does not directly affect the amount of the Required Premium. While the Indebtedness is outstanding, that portion of the Account Value that is in Loan Assets is credited interest at a rate that is 1% less than the loan interest rate for the first 20 Policy years and
 .5% less than the loan interest rate thereafter. The rate credited to Loan Assets will usually be different than the net return for the Subaccounts. Since the Loan Assets and the remaining portion of the Account Value will generally have different rates of investment return, the Account Value, the Surrender Value, and any death benefit above the Guaranteed Death Benefit are permanently affected by an Indebtedness, whether or not it is repaid in whole or in part. The amount of any Indebtedness is subtracted from the amount otherwise payable when the Policy proceeds become payable.

  Whenever the Indebtedness equals or exceeds the Surrender Value, the Policy terminates 31 days after notice has been mailed by John Hancock to the Owner and any assignee of record at their last known addresses, unless a repayment of the excess Indebtedness is made within that period.

DEFAULT AND OPTIONS ON LAPSE

  Premium Grace Period, Default and Lapse. Any amount of premium required to keep the Policy in force is in default if not paid on or before its scheduled due date, but the Policy provides a 61-day grace period for the payment of each such amount. (This grace period does not apply to the receipt of the Minimum First Premium.) The insurance continues in full force during the grace period but, if the insured dies during the grace period, the amount in default is deducted from the death benefit otherwise payable.

  Written notice will be furnished to the Owner at his or her last known address, at least 31 days prior to the end of the grace period, specifying the minimum amount which must be paid to continue the Policy in force on a premium paying basis after the end of the grace period. If a payment at least equal to the amount in default is not received by the end of the grace period, the Policy will lapse. If payment by the Owner of an amount at least equal to the amount in default is received prior to the end of the grace period, the Policy will no longer be in default. The portion of the payment equal to the amount in default will be processed as if it had been received the day it was due; any excess payment will be processed as of the end of the Valuation Period in which it is received. See "Premium Payments".

  Options on Lapse. If a Policy lapses, the Surrender Value on the date of lapse is applied under one of the following options for continued insurance not requiring further payment of premiums. These options provide for Variable or Fixed Paid-Up Insurance or Fixed Extended Term Insurance on the life of the insured commencing on the date of lapse.

  Both the Variable and Fixed Paid-Up Insurance options provide an amount of paid-up whole life insurance, determined in accordance with the Policy, which the Surrender Value will purchase. The amount of Variable Paid-Up Insurance ($5000 minimum) may then increase or decrease, subject to any guarantee, in accordance with the investment experience of the Subaccounts. The Fixed Paid-Up Insurance option provides a fixed and level amount of insurance. The Fixed Extended Term Insurance option provides a fixed amount of insurance determined in accordance with the Policy, with the insurance coverage continuing for as long a period as the available Policy values will purchase.

  If no option has been elected before the end of the grace period, the Fixed Extended Term Insurance option automatically applies unless the amount of Fixed Paid-Up Insurance would equal or exceed the amount of Fixed Extended Term Insurance or unless the insured is a substandard risk, in either of which cases Fixed Paid-Up Insurance is provided.

EXCHANGE PRIVILEGE

  The Owner may transfer the entire Account Value under the Policy to the Fixed Account at any time, creating a non-variable policy. The exchange will be effective at the end of the Valuation Period in which John Hancock receives at its Servicing Office notice of the transfer satisfactory to John Hancock.

  The foregoing description of Policy provisions is qualified by reference to the specimen Policy which has been filed as an exhibit to the Registration Statement.

                             CHARGES AND EXPENSES

CHARGES DEDUCTED FROM PREMIUMS

  In addition to part of the sales charge (see "Sales Charges" below), the following charges are deducted from premiums:

  Premium Processing Charge. A charge, not to exceed $2, will be deducted from each premium payment for collection and processing costs. Policyholders who pay premiums annually will incur lower aggregate processing charges than those who pay premiums more frequently. The processing charge is currently $2 but may be different for payments made under special billing arrangements acceptable to John Hancock.

  State Premium Tax Charge. A charge equal to 2 1/2% of each premium payment, after the deduction of the Premium Processing Charge, will be deducted from each premium payment except in any state where a lower charge is required. The 2 1/2% rate is the average rate expected to be paid on premiums received in all states over the lifetimes of the insureds covered by the Policies.

SALES CHARGES

  Charges are made to compensate John Hancock for the cost of selling the Policy. This cost includes agents' commissions, advertising, and the printing of the prospectuses and sales literature. The amount of the charge in any Policy year cannot be specifically related to sales expenses for that year. John Hancock expects to recover its total sales expenses over the period the Policies are in effect. To the extent that sales load charges are insufficient to cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the charge for mortality and expense risks and other gains with respect to the Policies, or from John Hancock's general assets. See "Distribution of Policies."

  Part of the sales charge is deducted from each premium payment received. This amount is 5% of the premium, after deduction of the Premium Processing Charge. John Hancock will waive the portion of the sales charge otherwise to be deducted from each premium paid on a Policy with a current Sum Insured of $250,000 or higher. The continuation of this waiver is not contractually guaranteed and the waiver may be withdrawn or modified by John Hancock at some future date.

  The remainder of the sales charge will be deducted only if the Policy is surrendered or stays in default past its grace period. This second part is the Contingent Deferred Sales Charge. The Contingent Deferred Sales Charge, however, will not be deducted for a Policy that lapses or is surrendered on or after the Policy's eleventh anniversary, and it will be reduced for a Policy that lapses or is surrendered between the end of the seventh Policy year and the end of the eleventh Policy year.

  The Contingent Deferred Sales Charge is a percentage of the lesser of (a) the total amount of premiums paid before the date of surrender or lapse and
(b) the sum of the Modified Premiums or portions thereof due on or before the date of surrender or lapse.

                                                Maximum Contingent Deferred Sales
                                                Charge as a Percentage of Modified
                                                  Premiums Due Through Effective
   For Surrenders or Lapses Effective During:      Date of Surrender or Lapse*
   ------------------------------------------   ----------------------------------
   Policy Years 1-6.........................                  15.00%
   Policy Year 7............................                  14.17%
   Policy Year 8............................                  10.86%
   Policy Year 9............................                   7.13%
   Policy Year 10...........................                   4.22%
   Policy Year 11...........................                   1.90%
   Policy Year 12 and later.................                      0%

--------
* A slightly lower percentage than that shown applies in the last Valuation Period of Policy years 6 through 11.

  The amount of the Contingent Deferred Sales Charge is calculated on the basis of the premium under the Modified Schedule for the age of the insured at the time of issue of the Policy, regardless of whether the Policy uses the Level Schedule or the Modified Schedule. At issue ages above 70, however, where only the Level Schedule is available, the Contingent Deferred Sales Charge depends on the premium under that schedule. Also, lower percentages apply at higher issue ages.

  The absence of any need to pay a Required Premium because of the adequacy of the Account Value on a Policy anniversary does not impact the amount of Modified Premiums deemed to have been due to date for purposes of the Contingent Deferred Sales Charge. For example, if the size of the Account Value is sufficiently large that the Required Premium for the fifth Policy year otherwise payable need not be paid and the Owner surrenders the Policy at the end of the Policy year, the Contingent Deferred Sales Charge would be based on the sum of five Modified Premiums on the Policy (or, if less, the total amount of premiums actually paid during all five Policy years.) Similarly, if a premium recalculation is required or effected (i.e., from Modified to Level Schedule) or a premium reduction is implemented, the amount of premiums due to the date of any subsequent surrender or lapse for purposes of calculating the Contingent Deferred Sales Charge will continue to be based on the premium schedule in effect prior to such recalculation or reduction.

  The Contingent Deferred Sales Charge reaches its maximum at the end of the sixth Policy year and equals this amount for the entire seventh Policy year. The Contingent Deferred Sales Charge is reduced in each Policy year after the seventh. At issue ages higher than age 57, the maximum is reached at an earlier Policy year, e.g., the end of the fifth Policy year at issue age 70, and may be reduced to zero over a shorter number of years.

REDUCED CHARGES FOR ELIGIBLE GROUPS

  The sales charges and Issue Charge (described below) otherwise applicable may be reduced with respect to Policies issued to a class of associated individuals or to a trustee, employer or similar entity where John Hancock anticipates that the sales to the members of the class will result in lower than normal sales and administrative expenses. These reductions will be made in accordance with John Hancock's rules in effect at the time of the application for a Policy. The factors considered by John Hancock in determining the eligibility of a particular group for reduced charges, and the level of the reduction, are as follows: the nature of the association and its organizational framework; the method by which sales will be made to the members of the class; the facility with which premiums will be collected from the associated individuals and the association's capabilities with respect to administrative tasks; the anticipated persistency of the policies, the size of the class of associated individuals and the number of years it has been in existence; and any other such circumstances which justify a reduction in sales or administrative expenses. Any reduction will be reasonable and will apply uniformly to all prospective Policy purchasers in the class and will not be unfairly discriminatory to the interests of any Policyowner.

CHARGES DEDUCTED FROM ACCOUNT VALUE

  In addition to the possible transfer charge discussed above under "Transfers Among Subaccounts", the following charges are deducted from Account Value:

  Issue Charge. John Hancock will deduct from Account Value a charge ($240 per Policy and 48c per $1,000 of the Sum Insured at Issue) to compensate John Hancock for expenses incurred in connection with the issuance of the Policy, other than sales expenses. Such expenses include medical examinations, insurance underwriting costs, and costs incurred in processing applications and establishing permanent Policy records. For a Policy with a $50,000 Sum Insured at Issue, the total Issue Charge would be $264.

  This charge is fully assessed upon the issuance of the Policy, but will be deducted from the Account Value in 48 equal monthly installments. On the Date of Issue and on the first day of each subsequent Policy month, John Hancock will deduct $5 for all Policy years plus 1c per $1,000 of the Sum Insured at Issue. For each month that John Hancock is unable to deduct the charge because there is insufficient Account Value, the period over which John Hancock will make this deduction will be extended by one month.

  If a Policy lapses or is surrendered before the Issue Charge has been fully recovered, the unpaid balance is part of the Surrender Charge. If a Policy terminates by reason of the death of the insured, the unpaid balance will not reduce the death benefit. The unpaid Issue Charge also reduces the amount that may be borrowed through a Policy loan.

  Maintenance Charge. John Hancock will deduct from the Account Value a monthly charge equal to $4 for all Policy years plus 2c per $1,000 of the current Sum Insured. For a Policy with a Sum Insured at Issue of $50,000 the maintenance charge deducted during a Policy year would be $60.

  This charge is to compensate John Hancock for administrative expenses, including recordkeeping, processing death claims and surrenders, making Policy changes, reporting and other communications to Owners and other similar expense and overhead costs.

  The maximum maintenance charge currently is $6.75 no matter how large a Policy's current Sum Insured. Based on the current monthly charge, this maximum will benefit all Policies which will have a current Sum Insured above $137,500. Policies with a Sum Insured below this amount are not affected by the maximum. This current maximum is not contractually guaranteed and may be withdrawn or modified by John Hancock at some future date.

  Insurance Charge. The insurance charge deducted monthly from Account Value is based on the attained age of the insured and the amount at risk. The amount at risk is the difference between the death benefit and the Account Value. The amount of the insurance charge is determined by multiplying John Hancock's then current monthly rate for insurance by the amount at risk.

  Current monthly rates for insurance are based on the sex, age, and underwriting class of the insured. John Hancock may change these rates from time to time, but they will never be more than the guaranteed maximum rates based on the 1980 Commissioners' Standard Ordinary Mortality Tables set forth in the Policy.

  Lower current insurance rates are offered at most ages for insureds who qualify as non-smokers. To qualify, an insured must meet additional requirements that relate to smoking habits and be age 20 or over. Insureds who are under 20 years of age may ask us to review their current smoking habits after they reach their 20th birthday.

  John Hancock will also charge lower current insurance rates under a Policy with a current Sum Insured of $250,000 or higher if the insured is over age 32 in the standard underwriting class or the insured is over age 34 in the preferred underwriting class. These lower current insurance rates are not contractually guaranteed and may be withdrawn or modified by John Hancock at some future date.

  Guaranteed Death Benefit Charges. John Hancock deducts a charge from that portion of the Account Value attributable to the variable Subaccounts for the minimum death benefit that has been guaranteed. John Hancock guarantees that the death benefit will never be less than the Sum Insured. In return for making this guarantee, John Hancock currently makes a monthly charge of 1c per $1000 of the current Sum Insured. This charge may be increased by John Hancock but will never exceed 3c per $1000 of the current Sum Insured.

  When an Extra Death Benefit Value Option is exercised, John Hancock guarantees a higher Guaranteed Death Benefit. When a Basic Premium Reduction Value Option is exercised, John Hancock provides the same Guaranteed Death Benefit with less premiums. In either event, John Hancock makes a one-time deduction from the amount applied as compensation for making the additional guarantee. The current charge is 1 1/2% of the amount applied. This charge may be increased by John Hancock but it will never exceed 3% of the amount applied.

  When a Premium Recalculation is effected on Policy on a Modified Schedule, and the new Basic Premium is less than the Basic Premium on the Level Schedule for the insured's age at issue of the Policy, a one-time deduction is made from the amount applied as compensation for the additional guarantee. The current charge is 1 1/2% of the amount applied to reduce the new Basic Premium to an amount below the Basic Premium on the Level Schedule for the insured's age at issue. This charge may be increased by John Hancock but it will never exceed 3% of the amount applied.

  Charge for Mortality and Expense Risks. A daily charge is deducted from the variable Subaccounts for mortality and expense risks assumed by John Hancock at an effective annual rate of .60% of the value of the assets of each variable Subaccount attributable to the Policies. This charge begins when amounts under a Policy are first allocated to the Account. The mortality risk assumed is that insureds may live for a shorter period of time than estimated and, therefore, a greater amount of death benefits than expected will be payable in relation to the amount of premiums received. The expense risk assumed is that expenses incurred in issuing and administering the Policies will be greater than estimated. John Hancock will realize a gain from this charge to the extent it is not needed to provide for benefits and expenses under the Policies.

  Charges for Extra Mortality Risks. An insured who does not qualify for either the preferred or standard underwriting class must pay an additional Required Premium because of the extra mortality risk. This additional premium is collected in two ways: up to 7 1/2% of the additional premiums deducted from premiums when paid and 92 1/2% of the additional premium is deducted monthly from Account Value in equal installments.

  An insured who is charged an additional Required Premium because of the extra mortality risk may not be eligible to exercise the Extra Death Benefit Value Option.

  Charges for Additional Insurance Benefits. An additional Required Premium must be paid if the Owner elects to purchase an additional insurance benefit. This additional premium is collected in two ways: up to 7 1/2% of the additional premium is deducted from premiums when paid and 92 1/2% of the additional premium is deducted monthly from Account Value in equal installments.

  Charges for Taxes. Currently no charge is made against Account Value for John Hancock's Federal income taxes but if John Hancock incurs, or expects to incur, income taxes attributable to the Account or this class of Policies in future years, it reserves the right to make a charge and any charge would effect what the Subaccounts earn. Charges for other taxes, if any, attributable to the Subaccounts may also be made.

  Charge for Partial Withdrawal. On or after the fifth Policy anniversary, the Owner may withdraw all or part of any Excess Value in the Policy. The amount to be withdrawn must be at least $500. An administrative charge equal to the lesser of $25 or 2% of the amount withdrawn will be deducted from the Account Value on the date of withdrawal.

  Guarantee of Premiums and Certain Charges. The Policy's Basic Premium is guaranteed not to increase, except that a larger Basic Premium may result from the Premium Recalculation for a Modified Schedule Policy.

The state premium tax charge, sales charges, mortality and expense risk charge, the charge for partial withdrawals and the Issue Charge are guaranteed not to increase over the life of the Policy. Any charge for transfers among Subaccounts, the Premium Processing Charge, the maintenance charge, the Guaranteed Death Benefit Charges and the insurance charge are guaranteed not to exceed the maximums set forth in the Policy.

  Fund Investment Management Fee. The Account purchases shares of the Funds at net asset value, a value which reflects the deduction from the assets of each Fund of its investment management fees and certain non-advisory Fund operating expenses, which are described briefly in the Summary of this Prospectus. For a full description of these deductions, see the attached Prospectuses for the Funds.

                           DISTRIBUTION OF POLICIES

  Applications are solicited by agents who are licensed by state insurance authorities to sell John Hancock's Policies and who are also registered representatives of John Hancock Distributors, Inc. ("Distributors"), an indirect wholly-owned subsidiary of John Hancock located at 197 Clarendon Street, Boston, MA 02117, or other broker-dealer firms. John Hancock performs insurance underwriting and determines whether to accept or reject the application for the Policy and the insured's risk classification. Pursuant to a sales agreement among John Hancock, Distributors, and the Account, Distributors acts as the principal underwriter of the Policies. John Hancock will make the appropriate refund if a Policy ultimately is not issued or is returned under the short-term cancellation provision. Officers and employees of John Hancock are covered by a blanket bond issued by a commercial carrier in the amount of $25 million.

  Distributors' representatives are compensated for sales of the Policies on a commission and service fee basis by Distributors, and for other direct and indirect expenses (including agency expense allowances, general agent, district manager and supervisor's compensation, agent's training allowances, deferred compensation and insurance benefits of agents, general agents, district managers and supervisors, agency office clerical expenses and advertising) actually incurred in connection with the marketing and sale of the Policies.

  The maximum commission payable to a Distributors representative for selling a Policy is 50% of the premium that would be payable under a Modified Schedule in the first Policy year, 10% of such premiums payable in the second, third and fourth Policy years, and 3% of any other premiums received by John Hancock. In addition, Distributors' representatives may earn "credits" toward qualification for attendance at certain business meetings sponsored by John Hancock.

  Distributors' representatives with less than four years of service with Distributors and those compensated on salary plus bonus or level commission programs may be paid on a different basis. Distributors' representatives who meet certain productivity and persistency standards with respect to the sale of policies issued by John Hancock and its affiliates will be eligible for additional compensation.

  Distributors is registered with the Commission under the Securities Exchange Act of 1934 as a broker-dealer, is a member of the National Association of Securities Dealers, Inc., and is a member of the Securities Investor Protection Corporation. The Policies may be sold through other registered broker-dealers that have entered into selling agreements with Distributors and whose representatives are authorized by applicable law to sell variable life insurance policies. The commission rates paid may be more or less than those set forth above for Distributors representatives. The commissions which will be paid out by such broker-dealers to their registered representatives will be in accordance with their established rules. In addition, their qualified registered representatives may be reimbursed by the broker-dealers under expense reimbursement allowance programs in any year for approved voucherable expenses incurred. Distributors will compensate broker-dealers as provided in the selling agreements, and John Hancock will reimburse Distributors for such amounts and for certain direct expenses in connection with marketing the Policies through other broker-dealers.

  Distributors serves as principal underwriter for other separate accounts registered under the 1940 Act: John Hancock Variable Annuity Accounts U, I and V and John Hancock Variable Life Accounts U, V and S. Distributors is also the principal underwriter for John Hancock Variable Series Trust I.

                              TAX CONSIDERATIONS

POLICY PROCEEDS

  Although the Policy contains provisions not found in fixed benefit life insurance policies, John Hancock believes the Policy will nevertheless receive the same Federal income and estate tax treatment. Section 7702 of the Internal Revenue Code ("Code") defines life insurance for Federal tax purposes. If certain standards are met at issue and over the life of the Policy, the Policy will come within that definition. John Hancock will monitor compliance with these standards.

  John Hancock believes that the death benefit under the Policy will be excludable from the beneficiary's gross income under Section 101 of the Code. The Owner of a Policy is not deemed to be in constructive receipt of the cash values until a withdrawal or surrender. A surrender, partial surrender or withdrawal may have tax consequences. For example, the Owner will be taxed on a surrender to the extent that the surrender value exceeds the net premiums paid under the Policy, i.e., ignoring premiums paid for optional benefits and riders. But under certain circumstances the Owner may be taxed on a withdrawal of Policy values even if total withdrawals do not exceed total premiums paid.

  John Hancock also believes that, except as noted below, loans received under the Policy will be treated as indebtedness of an Owner and that no part of any loan will constitute income to the Owner. However, the amount of any loan outstanding will be taxed to the Owner when a Policy lapses.

  Distributions under Policies entered into after June 20, 1988, on which premiums greater than the "7-pay' limit have been paid will be subject to taxation based on Federal tax law. The Owner of such a Policy will be taxed on distributions such as loans, surrenders, partial surrenders and withdrawals to the extent of any income (gain) to the Owner (income-first basis). Additionally, a 10% penalty tax may be imposed on income distributed before the Owner attains age 59 1/2. Policies entered into prior to June 21, 1988, may also be subject to a tax on distributions if there is a material change in the benefits or other terms of the Policy. All modified endowment contracts issued by the same insurer (or affiliates) to the Owner during any calendar year generally will be treated as one contract for the purpose of applying these rules. Your tax advisor should be consulted if you have questions regarding the possible impact of the recent tax law on your Policy.

  Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or beneficiary.

  The above description of Federal tax consequences is only a brief summary and is not intended as tax advice. For further information consult a qualified tax advisor.

  Federal and state tax laws can change from time to time and, as a result, the tax consequences to the Owner and beneficiary may be altered.

CHARGE FOR JOHN HANCOCK'S TAXES

  Currently John Hancock makes no charge against the Account for Federal income taxes that may be attributable to this class of Policies. If John Hancock incurs, or expects to incur, income taxes attributable to this class of Policies or any Subaccount in the future, it reserves the right to make a charge for those taxes.

  Under current laws, John Hancock may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, charges for such taxes may be made.

CORPORATE AND H.R. 10 PLANS

  The Policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of Section 401 of the Code. If so, the Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized.

           BOARD OF DIRECTORS AND EXECUTIVE OFFICERS OF John Hancock

  The Directors and Executive Officers of John Hancock and their principal occupations during the past five years are as follows:

   Directors                        Principal Occupations
   ---------                        ---------------------
   Samuel W. Bodman       Chairman of the Board and Chief Execu-
                          tive Officer, Cabot Corporation (chemi-
                          cals)
   Nelson S. Gifford      Director, Boston Edison Company (elec-
                          tric utility).
   William L. Boyan       President, John Hancock
   Kathleen F. Feldstein  President, Economics Studies Inc. (eco-
                          nomic consulting).
   Lawrence K. Fish       Chairman and Chief Executive Officer,
                          Citizens Financial Group (banking).
   E. James Morton        Director, formerly Chairman of the
                          Board, John Hancock
   John F. Magee          Chairman of the Board, Arthur D. Little,
                          Inc. (industrial research and consul-
                          tant).
   John M. Connors, Jr.   President and Chief Executive Officer,
                          Hill, Holliday, Connors, Cosmopoulos,
                          Inc. (advertising).
   Stephen L. Brown       Chairman of the Board and Chief Execu-
                          tive Officer, John Hancock
   Thomas L. Phillips     Director, formerly Chairman of the
                          Board, Raytheon Company (electronics).
   I. MacAllister Booth   Retired Chairman of the Board and Chief
                          Executive Officer, Polaroid Corporation
                          (photographic products)
   C. Vincent Vappi       Vappi & Company, Inc. (construction).
   Randolph W. Bromery    President, Springfield College.
   Robert J. Tarr, Jr.    Former President, Chief Executive Offi-
                          cer and Chief Operations Officer, Har-
                          court, General, Inc. (publishing).
   David F. D'Alessandro  Senior Executive Vice President, John
                          Hancock
   Joan T. Bok            Chairman of the Board, New England Elec-
                          tric System (electric utility).
   Robert E. Fast         Partner, Hale and Dorr (law firm).
   Foster L. Aborn        Vice Chairman of the Board, John Hancock
   Richard F. Syron       Chairman of the Board and Chief Execu-
                          tive Officer, American Stock Exchange.
   Michael C. Hawley      President and Chief Operating Officer,
                          The Gillette Company (razors etc.).
   Executive Officers
   ------------------
   Diane M. Capstaff      Executive Vice President
   Thomas E. Moloney      Executive Vice President
   Richard S. Scipione    General Counsel
   Bruce E. Skrine        Senior Vice President and Secretary

  The business address of all Directors and officers of John Hancock is John Hancock Place, Boston, Massachusetts 02117.

                                    REPORTS

  In each Policy year (except while the Policy is continued in effect under a fixed option on lapse) a statement will be sent to the Owner setting forth the amount of the Current and Guaranteed Death Benefits, the Account Value, the portion of the Account Value in each Subaccount, the Surrender Value, premiums received and charges deducted from premium since the last report, and any outstanding Indebtedness (and interest charged for the preceding Policy year) as of the last day of such year. Moreover, confirmations will be furnished to Owners of transfers among Subaccounts, Policy loans, partial withdrawals of Excess Value and certain other Policy transactions. Premium payments not in response to a billing notice are "unscheduled" and will be separately confirmed. Therefore, an Owner who makes a premium payment that differs by more than $25 from that billed will receive a separate confirmation of that premium payment.

  Owners will be sent semiannually a report containing the financial statements of the Funds, including a list of securities held in each Portfolio.

                               VOTING PRIVILEGES

  All of the assets in the variable Subaccounts of the Account are invested in shares of the corresponding Portfolios of the Funds. John Hancock will vote the shares of each of the Portfolios of the Funds which are deemed attributable to qualifying variable life insurance policies and variable annuity contracts at regular and special meetings of the Funds' shareholders in accordance with instructions received from Owners of all such policies or contracts. Shares of the Funds held in the Account which are not attributable to the such policies or contracts and shares for which instructions from owners are not received will be represented by John Hancock at the meeting and will be voted for and against each matter in the same proportions as the votes based upon the instructions received from the owners of all such policies and contracts.

  The number of Fund shares held in each variable Subaccount deemed attributable to each owner is determined by dividing the amount of a Policy's Account Value held in the variable Subaccount by the net asset value of one share in the corresponding Fund Portfolio in which the assets of that variable Subaccount are invested. Fractional votes will be counted. The number of shares as to which the owner may give instructions will be determined as of the record date for the Funds' meetings.

  Owners of Policies may give instructions regarding the election of the Board of Trustees of each Fund, ratification of the selection of independent auditors, approval of the Funds' investment management agreement and other matters requiring a vote under the 1940 Act. Owners will be furnished information and forms by John Hancock in order that voting instructions may be given.

  John Hancock may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to change the investment objectives of the Portfolios of the Fund or to approve or disapprove an investment advisory or underwriting contract for a Fund. John Hancock also may disregard voting instructions in favor of changes initiated by an owner or a Fund's Board of Trustees in the investment policy, investment adviser or principal underwriter of the Fund, if John Hancock (i) reasonably disapproves of such changes and (ii) in the case of a change of investment policy or investment adviser, makes a good-faith determination that the proposed change is contrary to state law or prohibited by state regulatory authorities or that the change would be inconsistent with a variable Subaccount's investment objectives or would result in the purchase of securities which vary from the general quality and nature of investments and investment techniques utilized by other separate accounts of John Hancock or of an affiliated life insurance company, which separate accounts have investment objectives similar to those of the variable Subaccount. In the event John Hancock does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next semi-annual report to owners.

               CHANGES IN APPLICABLE LAW--FUNDING AND OTHERWISE

  The voting privileges described in this Prospectus are afforded based on John Hancock's understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, John Hancock reserves the right to proceed in accordance with any such revised requirements. John Hancock also reserves the right, subject to compliance with applicable law, including approval of owners if so required,
(1) to transfer assets determined by John Hancock to be associated with the class of policies to which the Policies belong from the Account to another separate account or variable Subaccount by withdrawing the same percentage of each investment in the Account with appropriate adjustments to avoid odd lots and fractions, (2) to operate the Account as a "management-type investment company" under the 1940 Act, or in any other form permitted by law, the investment adviser of which would be John Hancock or an affiliate and (3) to deregister the Account under the 1940 Act. John Hancock would notify owners of any of the foregoing changes and, to the extent legally required, obtain approval of owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.

                               STATE REGULATION

  John Hancock is subject to regulation and supervision by the Massachusetts Commissioner of Insurance who periodically examines its affairs. It also is subject to the applicable insurance laws and regulations of all jurisdictions in which it is authorized to do business.

  John Hancock is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business for purposes of determining solvency and compliance with local insurance laws and regulations.

                                 LEGAL MATTERS

  Legal matters in connection with the Policies described in this Prospectus have been passed on by Ronald J. Bocage, Vice President and Counsel for John Hancock. Messrs. Freedman, Levy, Kroll & Simonds, Washington, D.C., have advised John Hancock on certain Federal securities law matters in connection with the Policies.

                            REGISTRATION STATEMENT

  This Prospectus omits certain information contained in the Registration Statement which has been filed with the Commission. More details may be obtained from the Securities and Exchange Commission upon payment of the prescribed fee.

                                    EXPERTS

  The financial statements of John Hancock and the Account included in this Prospectus have been audited by Ernst & Young LLP, independent auditors, for the periods indicated in their reports thereon which appear elsewhere herein, and have been included in reliance on their reports given on their authority as experts in accounting and auditing.

  Actuarial matters included in this Prospectus have been examined by Randi M. Sterrn, F.S.A., an Actuary of John Hancock.

                             FINANCIAL STATEMENTS

  The financial statements of John Hancock included herein should be distinguished from the financial statements of the Account and should be considered only as bearing upon the ability of John Hancock to meet its obligations under the Policies.

JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 1996

                    Large Cap   Sovereign  International Small Cap  International  Mid Cap   Large Cap     Money     Mid Cap
                     Growth       Bond       Equities      Growth     Balanced      Growth     Value      Market      Value
                   Subaccount  Subaccount   Subaccount   Subaccount  Subaccount   Subaccount Subaccount Subaccount  Subaccount
                   ----------- ----------- ------------- ---------- ------------- ---------- ---------- ----------- ----------
ASSETS
Investments in
 shares of
 portfolios of
 John Hancock
 Variable Series
 Trust I, at
 value...........  $12,863,129 $52,753,269  $3,757,643    $257,053     $32,766     $165,152   $104,532  $ 9,960,187  $228,427
Investments in
 shares of
 portfolios of M
 Fund, Inc., at
 value...........          --          --          --          --          --           --         --           --        --
Policy loans and
 accrued interest
 receivable......    1,217,789   9,183,115     205,660         --          --           --         --     2,124,205       --
Receivable from:
 John Hancock
  Variable Series
  Trust I........        5,468      46,420       2,024       6,728          83        3,468     12,908       95,672     3,265
 M Fund, Inc.....          --          --          --          --          --           --         --           --        --
                   ----------- -----------  ----------    --------     -------     --------   --------  -----------  --------
 Total assets....   14,086,386  61,982,804   3,965,327     263,781      32,849      168,621    117,439   12,180,064   231,691
LIABILITIES
Payable to John
 Hancock Variable
 Life Insurance
 Company.........        5,244      45,466       1,962       6,724          82        3,466     12,906       96,772     3,261
Asset charges
 payable.........          224         954          62           4           1            2          2          186         4
                   ----------- -----------  ----------    --------     -------     --------   --------  -----------  --------
Total
 liabilities.....        5,468      46,420       2,024       6,728          83        3,468     12,908       96,958     3,265
                   ----------- -----------  ----------    --------     -------     --------   --------  -----------  --------
Net assets.......  $14,080,918 $61,936,384  $3,963,303    $257,053     $32,766     $165,152   $104,532  $12,083,106  $228,427
                   =========== ===========  ==========    ========     =======     ========   ========  ===========  ========
                      Special    Real Estate
                   Opportunities   Equity
                    Subaccount   Subaccount
                   ------------- -----------
ASSETS
Investments in
 shares of
 portfolios of
 John Hancock
 Variable Series
 Trust I, at
 value...........   $2,981,726   $3,453,171
Investments in
 shares of
 portfolios of M
 Fund, Inc., at
 value...........          --           --
Policy loans and
 accrued interest
 receivable......          --       191,332
Receivable from:
 John Hancock
  Variable Series
  Trust I........        9,468       71,976
 M Fund, Inc.....          --           --
                   ------------- -----------
 Total assets....    2,991,193    3,716,479
LIABILITIES
Payable to John
 Hancock Variable
 Life Insurance
 Company.........        9,419       71,915
Asset charges
 payable.........           49           58
                   ------------- -----------
Total
 liabilities.....        9,468       71,973
                   ------------- -----------
Net assets.......   $2,981,726   $3,644,506
                   ============= ===========

See accompanying notes.

JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

DECEMBER 31, 1996

                                            Short-Term                                                   Turner     Edinburgh
                     Growth &                  U.S.     Small Cap  International   Equity   Strategic     Core    International
                      Income      Managed   Government    Value    Opportunities   Index       Bond      Growth      Equity
                    Subaccount  Subaccount  Subaccount  Subaccount  Subaccount   Subaccount Subaccount Subaccount  Subaccount
                   ------------ ----------- ----------- ---------- ------------- ---------- ---------- ---------- -------------
ASSETS
Investments in
 shares of
 portfolios of
 John Hancock
 Variable Series
 Trust I, at
 value...........  $147,820,489 $70,927,719 $25,065,342  $64,908     $145,273     $235,875   $13,218    $   --       $   --
Investments in
 shares of
 portfolios of
 M Fund, Inc., at
 value...........           --          --          --       --           --           --        --      28,792       88,903
Policy loans and
 accrued interest
 receivable......    21,886,336   9,676,484         --       --           --           --        --         --           --
Receivable from:
 John Hancock
  Variable Series
  Trust I........        43,492      21,493         467        1        6,018            4        47        --           --
 M Fund, Inc. ...           --          --          --       --           --           --        --         --             1
                   ------------ ----------- -----------  -------     --------     --------   -------    -------      -------
 Total assets....   169,750,317  80,625,696  25,065,809   64,908      151,291      235,879    13,265     28,792       88,904
LIABILITIES
Payable to John
 Hancock Variable
 Life Insurance
 Company.........        40,849      20,919          55      --         6,016          --         47        --           --
Asset charges
 payable.........         2,643       1,259         412        1            2            4       --         --             1
                   ------------ ----------- -----------  -------     --------     --------   -------    -------      -------
Total
 liabilities.....        43,492      22,178         467        1        6,018            4        47        --             1
                   ------------ ----------- -----------  -------     --------     --------   -------    -------      -------
Net assets.......  $169,706,825 $80,603,518 $25,065,342  $64,908     $145,273     $235,875   $13,218    $28,792      $89,903
                   ============ =========== ===========  =======     ========     ========   =======    =======      =======
                     Frontier
                     Capital
                   Appreciation
                    Subaccount
                   ------------
ASSETS
Investments in
 shares of
 portfolios of
 John Hancock
 Variable Series
 Trust I, at
 value...........    $    --
Investments in
 shares of
 portfolios of
 M Fund, Inc., at
 value...........     159,209
Policy loans and
 accrued interest
 receivable......         --
Receivable from:
 John Hancock
  Variable Series
  Trust I........         --
 M Fund, Inc. ...           3
                   ------------
 Total assets....     159,212
LIABILITIES
Payable to John
 Hancock Variable
 Life Insurance
 Company.........         --
Asset charges
 payable.........           3
                   ------------
Total
 liabilities.....           3
                   ------------
Net assets.......    $159,209
                   ============

See accompanying notes.

JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

STATEMENTS OF OPERATIONS

FOR THE YEARS AND PERIODS ENDED DECEMBER 31

                     Large Cap Growth Subaccount        Sovereign Bond Subaccount         International Equities Subaccount
                   -------------------------------  ------------------------------------  ---------------------------------
                      1996       1995      1994        1996         1995        1994         1996       1995       1994
                   ---------- ---------- ---------  -----------  ----------  -----------  ---------------------------------
Investment in-
 come:
 Distributions
  received from:
 John Hancock
  Variable Series
  Trust I........  $1,905,476 $  754,115 $ 288,656  $ 3,765,421  $3,504,747  $ 2,780,967  $   42,110 $   29,692 $    32,660
 M Fund, Inc. ...         --         --        --           --          --           --          --         --          --
 Interest income
  on policy
  loans..........      83,974     67,279    54,175      678,580     641,677      622,042      13,158      9,853       7,477
                   ---------- ---------- ---------  -----------  ----------  -----------  ---------- ---------- -----------
 Total investment
  income.........   1,989,450    821,394   342,831    4,444,001   4,146,424    3,403,009      55,268     39,545      40,137
Expenses:
 Mortality and
  expense risks..      68,829     48,056    31,565      325,346     286,349      257,251      19,834     15,495       9,653
                   ---------- ---------- ---------  -----------  ----------  -----------  ---------- ---------- -----------
Net investment
 income (loss)...   1,919,621    773,338   311,266    4,118,655   3,860,075    3,145,758      35,434     24,050      30,484
Net realized and
 unrealized gain
 (loss) on in-
 vestments:
 Net realized
  gain (loss)....     145,304     23,090   (35,449)    (169,158)   (127,733)    (215,268)     25,854     14,367      11,225
 Net unrealized
  appreciation
  (depreciation)
  during the
  year...........       3,756  1,225,784  (298,196)  (1,418,707)  4,205,161   (3,583,940)    217,574    164,490    (159,108)
                   ---------- ---------- ---------  -----------  ----------  -----------  ---------- ---------- -----------
Net realized and
 unrealized gain
 (loss) on
 investments.....     149,060  1,248,874  (333,645)  (1,587,865)  4,077,428   (3,799,208)    243,428    178,857    (147,883)
                   ---------- ---------- ---------  -----------  ----------  -----------  ---------- ---------- -----------
Net increase (de-
 crease) in net
 assets resulting
 from operations.  $2,068,681 $2,022,212 $ (22,379) $ 2,530,790  $7,937,503  $  (653,450) $  278,862 $  202,907 $  (117,399)
                   ========== ========== =========  ===========  ==========  ===========  ========== ========== ===========
                   Small Cap  International
                     Growth     Balanced
                   Subaccount  Subaccount
                   ---------- -------------
                     1996*        1996*
                   ---------- -------------
Investment in-
 come:
 Distributions
  received from:
 John Hancock
  Variable Series
  Trust I........   $   160      $  734
 M Fund, Inc. ...       --          --
 Interest income
  on policy
  loans..........       --          --
                   ---------- -------------
 Total investment
  income.........       160         734
Expenses:
 Mortality and
  expense risks..       538          81
                   ---------- -------------
Net investment
 income (loss)...      (378)        653
Net realized and
 unrealized gain
 (loss) on in-
 vestments:
 Net realized
  gain (loss)....      (690)          9
 Net unrealized
  appreciation
  (depreciation)
  during the
  year...........    (5,174)        899
                   ---------- -------------
Net realized and
 unrealized gain
 (loss) on
 investments.....    (5,865)        908
                   ---------- -------------
Net increase (de-
 crease) in net
 assets resulting
 from operations.   $(6,242)     $1,561
                   ========== =============

* From May 1, 1996 (commencement of operations).

See accompanying notes.

JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

FOR THE YEARS AND PERIODS ENDED DECEMBER 31

                   Mid Cap Growth Large Cap Value                              Mid Cap Value
                     Subaccount     Subaccount      Money Market Subaccount     Subaccount   Special Opportunities Subaccount
                   -------------- --------------- ---------------------------- ------------- ------------------------------------
                       1996*           1996*         1996      1995     1994       1996*        1996        1995      1994**
                   -------------- --------------- ---------- -------- -------- ------------- ----------- ----------- ------------
Investment in-
 come:
 Distributions
  received from:
 John Hancock
  Variable Series
  Trust I........      $  411         $2,056      $1,073,915 $810,091 $284,469    $ 5,010    $   114,600 $    22,718 $     746
 M Fund, Inc.....         --             --              --       --       --         --             --          --        --
 Interest income
  on policy loans         --             --          160,206  155,058  148,601        --             --          --        --
                       ------         ------      ---------- -------- --------    -------    ----------- ----------- ---------
 Total investment
  income.........         411          2,056       1,234,121  965,149  433,070      5,010        114,600      22,718       746
Expenses:
 Mortality and
  expense risks..         292            217         134,461   96,074   52,620        572         10,841       3,017       289
                       ------         ------      ---------- -------- --------    -------    ----------- ----------- ---------
 Net investment
  income.........         119          1,838       1,099,660  869,075  380,450      4,438        103,759      19,701       457
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized
  gain (loss)....         (17)           588             --       --       --       8,413         81,916       9,743        77
 Net unrealized
  appreciation
  (depreciation)
  during the
  year...........       1,684          4,787             --       --       --      14,211        264,010     126,004    (1,412)
                       ------         ------      ---------- -------- --------    -------    ----------- ----------- ---------
 Net realized and
  unrealized gain
  (loss) on
  investments....       1,667          5,375             --       --       --      22,624        345,926     135,747    (1,335)
                       ------         ------      ---------- -------- --------    -------    ----------- ----------- ---------
Net increase
 (decrease) in
 net assets
 resulting from
 operations......      $1,786         $7,213      $1,099,660 $869,075 $380,450    $27,062    $   449,686 $   155,448 $    (878)
                       ======         ======      ========== ======== ========    =======    =========== =========== =========

 *From May 1, 1996 (commencement of operations).

**From May 6, 1994 (commencement of operations).

See accompanying notes.

JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

FOR THE YEARS AND PERIODS ENDED DECEMBER 31

                                                               Growth & Income
                     Real Estate Equity Subaccount               Subaccount                       Managed Subaccount
                     ------------------------------  -----------------------------------  -------------------------------------
                       1996      1995       1994        1996        1995        1994         1996         1995         1994
                     --------- ---------  ---------  ----------- ----------- -----------  -----------  -----------  -----------
 Investment in-
 come:
 Distributions re-
 ceived from:
  John Hancock
  Variable Series
  Trust I.........   $ 177,243 $ 153,495  $  99,568  $18,406,284 $10,687,455 $ 5,320,942  $ 8,705,892  $ 5,946,035  $ 2,136,167
  M Fund, Inc.....         --        --         --           --          --          --           --           --           --
 Interest income
 on policy loans..      13,041    12,322     10,368    1,562,266   1,397,618   1,289,505      705,413      626,984      554,232
                     --------- ---------  ---------  ----------- ----------- -----------  -----------  -----------  -----------
 Total investment
 income...........     190,284   165,817    109,954   19,968,550  12,085,073   6,610,447    9,411,305    6,573,019    2,690,399
 Expenses:
 Mortality and ex-
 pense risks......      16,931    13,502      9,807      842,055     646,807     529,971      426,946      356,869      299,763
                     --------- ---------  ---------  ----------- ----------- -----------  -----------  -----------  -----------
 Net investment
 income...........     173,352   152,315    100,147   19,126,495  11,438,266   6,080,476    8,984,359    6,216,150    2,390,636
 Net realized and
 unrealized gain
 (loss) on invest-
 ments:
 Net realized gain
 (loss)...........      39,891   (39,490)   (17,561)     820,430      85,385    (249,230)     230,806       (6,127)    (182,296)
 Net unrealized
 appreciation
 (depreciation)
 during the year..     637,301   155,992    (47,683)   4,555,481  17,351,805  (5,560,223)  (2,103,918)   7,134,666   (2,984,103)
                     --------- ---------  ---------  ----------- ----------- -----------  -----------  -----------  -----------
 Net realized and
 unrealized gain
 (loss) on invest-
 ments............     677,192 $ 116,502    (65,244)   5,375,911  17,437,190  (5,809,453)  (1,873,112)   7,128,539   (3,166,399)
                     --------- ---------  ---------  ----------- ----------- -----------  -----------  -----------  -----------
 Net increase
 (decrease) in net
 assets resulting
 from operations..   $ 850,544 $ 268,817  $  34,903  $24,502,406 $28,875,456 $   271,023  $ 7,111,247  $13,344,689  $  (775,763)
                     ========= =========  =========  =========== =========== ===========  ===========  ===========  ===========
                           Short-Term
                        U.S. Government      Small Cap Value
                           Subaccount          Subaccount
                     ----------------------- ---------------
                       1996    1995  1994**       1996*
                     -------- ------ ------- ---------------
 Investment in-
 come:
 Distributions re-
 ceived from:
  John Hancock
  Variable Series
  Trust I.........   $201,830 $2,749 $ 239       $1,653
  M Fund, Inc.....        --     --    --           --
 Interest income
 on policy loans..        --     --    --           --
                     -------- ------ ------- ---------------
 Total investment
 income...........    201,830  2,749   239        1,653
 Expenses:
 Mortality and ex-
 pense risks......     15,305    295    22          128
                     -------- ------ ------- ---------------
 Net investment
 income...........    186,525  2,454   217        1,525
 Net realized and
 unrealized gain
 (loss) on invest-
 ments:
 Net realized gain
 (loss)...........        577    477    (6)          11
 Net unrealized
 appreciation
 (depreciation)
 during the year..    225,129  1,735  (282)       2,702
                     -------- ------ ------- ---------------
 Net realized and
 unrealized gain
 (loss) on invest-
 ments............    225,706  2,216  (288)       2,713
                     -------- ------ ------- ---------------
 Net increase
 (decrease) in net
 assets resulting
 from operations..   $412,231 $4,666 $ (71)      $4,238
                     ======== ====== ======= ===============

 * From May 1, 1996 (commencement of operations).

** From May 1, 1994 (commencement of operations).

See accompanying notes.

JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

FOR THE YEARS AND PERIODS ENDED DECEMBER 31

                     International                                                     Edinburgh             Frontier
                     Opportunities Equity Index Strategic Bond Turner Core Growth International Equity Capital Appreciation
                      Subaccount    Subaccount    Subaccount       Subaccount          Subaccount           Subaccount
                         1996*        1996*         1996*            1996*               1996*                1996*
                     ------------- ------------ -------------- ------------------ -------------------- --------------------
Investment income:
 Distributions re-
  ceived from:
 John Hancock Vari-
  able Series Trust
  I................     $  482       $ 4,958         $539            $  --              $   --                $  --
 M Fund, Inc.......        --            --           --                958                 510                  --
 Interest income on
  policy loans.....        --            --           --                --                  --                   --
                        ------       -------         ----            ------             -------               ------
 Total investment
  income...........        482         4,958          539               958                 510                  --
Expenses:
 Mortality and ex-
  pense risks......        295           287           30                83                 173                  477
                        ------       -------         ----            ------             -------               ------
 Net investment in-
  come (loss)......        187         4,671          509               875                 337                 (477)
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain
  (loss)...........         57           620           36                48                 (91)               6,683
 Net unrealized ap-
  preciation (de-
  preciation) dur-
  ing the year.....      7,271         6,278            8               784              (1,056)               1,317
                        ------       -------         ----            ------             -------               ------
 Net realized and
  unrealized gain
  (loss) on
  investments......      7,328         6,898           44               832              (1,147)               7,999
                        ------       -------         ----            ------             -------               ------
Net increase
 (decrease) in net
 assets resulting
 from operations...     $7,515       $11,569         $553            $1,707             $  (810)              $7,523
                        ======       =======         ====            ======             =======               ======

* From May 1, 1996 (commencement of operations).

See accompanying notes.

JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS AND PERIODS ENDED DECEMBER 31

                      Large Cap Growth Subaccount             Sovereign Bond Subaccount
                   ------------------------------------  -------------------------------------
                      1996         1995         1994        1996         1995         1994
                   -----------  -----------  ----------  -----------  -----------  -----------
Increase (de-
 crease) in net
 assets from op-
 erations:
 Net investment
  income (loss)..  $ 1,919,621  $   773,338  $  311,266  $ 4,118,655  $ 3,860,075  $ 3,145,758
 Net realized
  gain (loss)....      145,304       23,090     (35,449)    (169,158)    (127,733)    (215,268)
 Net unrealized
  appreciation
  (depreciation)
  during the
  year...........        3,756    1,225,784    (298,196)  (1,418,707)   4,205,161   (3,583,940)
                   -----------  -----------  ----------  -----------  -----------  -----------
 Net increase
  (decrease) in
  net assets re-
  sulting from
  operations.....    2,068,681    2,022,212     (22,379)   2,530,790    7,937,503     (653,450)
From policyholder
 transactions:
 Net premiums
  from
  policyholders..    4,588,842    3,921,962   3,110,357   12,282,665    8,741,178    9,292,171
 Net benefits to
  policyholders..   (3,100,493)  (2,170,453) (1,704,646)  (8,373,358)  (8,117,059)  (8,795,613)
 Net increase in
  policy loans...      174,445      181,384     187,506      344,565      344,088      454,821
                   -----------  -----------  ----------  -----------  -----------  -----------
Net increase in
 net assets from
 policyholder
 transactions....    1,662,794    1,932,893   1,593,217    4,253,872      968,207      951,379
                   -----------  -----------  ----------  -----------  -----------  -----------
 Net increase in
  net assets.....    3,731,475    3,955,105   1,570,838    6,784,661    8,905,710      297,929
Net assets at be-
 ginning of year.   10,349,443    6,394,338   4,823,500   55,151,723   46,246,013   45,948,084
                   -----------  -----------  ----------  -----------  -----------  -----------
Net assets at end
 of year.........  $14,080,918  $10,349,443  $6,394,338  $61,936,384  $55,151,723  $46,246,013
                   ===========  ===========  ==========  ===========  ===========  ===========
                                                        Small Cap  International
                                                          Growth     Balanced
                   International Equities Subaccount    Subaccount  Subaccount
                   ------------------------------------ ---------- -------------
                      1996         1995        1994       1996*        1996*
                   ------------ ----------- ----------- ---------- -------------
Increase (de-
 crease) in net
 assets from op-
 erations:
 Net investment
  income (loss)..  $    35,434  $   24,050  $   30,484   $   (378)    $   653
 Net realized
  gain (loss)....       25,854      14,367      11,225       (690)          9
 Net unrealized
  appreciation
  (depreciation)
  during the
  year...........      217,574     164,490    (159,108)    (5,174)        899
                   ------------ ----------- ----------- ---------- -------------
 Net increase
  (decrease) in
  net assets re-
  sulting from
  operations.....      278,862     202,907    (117,399)    (6,242)      1,561
From policyholder
 transactions:
 Net premiums
  from
  policyholders..    1,691,043   1,439,112   1,997,179    276,720      32,725
 Net benefits to
  policyholders..   (1,137,159)   (927,937)   (636,005)   (13,425)     (1,520)
 Net increase in
  policy loans...       47,823      27,649      54,609        --          --
                   ------------ ----------- ----------- ---------- -------------
Net increase in
 net assets from
 policyholder
 transactions....      601,707     538,824   1,415,783    263,295      31,205
                   ------------ ----------- ----------- ---------- -------------
 Net increase in
  net assets.....      880,569     741,731   1,298,384    257,053      32,766
Net assets at be-
 ginning of year.    3,082,734   2,341,003   1,042,619        --          --
                   ------------ ----------- ----------- ---------- -------------
Net assets at end
 of year.........  $ 3,963,303  $3,082,734  $2,341,003   $257,053     $32,766
                   ============ =========== =========== ========== =============

* From May 1, 1996 (commencement of operations).

See accompanying notes.

JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

FOR THE YEARS AND PERIODS ENDED DECEMBER 31

                   Mid Cap Growth Large Cap Value                                         Mid Cap Value
                     Subaccount     Subaccount          Money Market Subaccount            Subaccount
                   -------------- --------------- --------------------------------------  -------------
                       1996*           1996*          1996         1995         1994          1996*
                   -------------- --------------- ------------  -----------  -----------  -------------
Increase (de-
 crease) in net
 assets from op-
 erations:
 Net investment
  income.........     $    119       $  1,838     $  1,099,660  $   869,075  $   380,450    $  4,438
 Net realized
  gain (loss)....          (17)           588              --           --           --        8,413
 Net unrealized
  appreciation
  (depreciation)
  during the
  year...........        1,684          4,787              --           --           --       14,211
                      --------       --------     ------------  -----------  -----------    --------
 Net increase
  (decrease) in
  net assets re-
  sulting from
  operations.....        1,786          7,213        1,099,660      869,075      380,450      27,062
From policyholder
 transactions:
 Net premiums
  from policy-
  holders........      172,848        107,940       34,216,886   13,611,860    2,450,447     284,225
 Net benefits to
  policyholders..       (9,482)       (10,621)     (44,096,427)  (2,969,848)  (2,597,488)    (82,860)
 Net increase
  (decrease) in
  policy loans...          --             --          (134,332)     149,842       25,104         --
                      --------       --------     ------------  -----------  -----------    --------
Net increase (de-
 crease) in net
 assets from pol-
 icyholder trans-
 actions.........      163,366         97,319      (10,013,873)  10,791,854     (121,937)    201,364
                      --------       --------     ------------  -----------  -----------    --------
 Net increase
  (decrease) in
  net assets.....      165,152        104,532       (8,914,213)  11,660,929      258,513     228,427
Net assets at be-
 ginning of year.          --             --        20,997,319    9,336,390    9,077,877         --
                      --------       --------     ------------  -----------  -----------    --------
Net assets at end
 of year.........     $165,152       $104,532     $ 12,083,106  $20,997,319  $ 9,336,390    $228,427
                      ========       ========     ============  ===========  ===========    ========
                   Special Opportunities Subaccount
                   -----------------------------------
                      1996         1995      1994**
                   ------------ ----------- ----------
Increase (de-
 crease) in net
 assets from op-
 erations:
 Net investment
  income.........  $   103,759  $   19,701  $     457
 Net realized
  gain (loss)....       81,916       9,743         77
 Net unrealized
  appreciation
  (depreciation)
  during the
  year...........      264,010     126,004     (1,412)
                   ------------ ----------- ----------
 Net increase
  (decrease) in
  net assets re-
  sulting from
  operations.....      449,686     155,448       (878)
From policyholder
 transactions:
 Net premiums
  from policy-
  holders........    2,077,582     774,566    201,268
 Net benefits to
  policyholders..     (497,714)   (164,561)   (13,671)
 Net increase
  (decrease) in
  policy loans...          --          --         --
                   ------------ ----------- ----------
Net increase (de-
 crease) in net
 assets from pol-
 icyholder trans-
 actions.........    1,579,868     610,005    187,597
                   ------------ ----------- ----------
 Net increase
  (decrease) in
  net assets.....    2,029,554     765,453    186,719
Net assets at be-
 ginning of year.      952,172     186,719        --
                   ------------ ----------- ----------
Net assets at end
 of year.........  $ 2,981,726  $  952,172  $ 186,719
                   ============ =========== ==========

 * From May 1, 1996 (commencement of operations).

** From May 6, 1994 (commencement of operations).

See accompanying notes.

JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

FOR THE YEARS AND PERIODS ENDED DECEMBER 31

                       Real Estate Equity Subaccount            Growth & Income Subaccount
                     -----------------------------------  ----------------------------------------
                        1996         1995        1994         1996          1995          1994
                     -----------  ----------  ----------  ------------  ------------  ------------
 Increase
 (decrease) in net
 assets from
 operations:
 Net investment
 income...........   $   173,352  $  152,315  $  100,147  $ 19,126,495  $ 11,438,266  $  6,080,476
 Net realized gain
 (loss)...........        39,891     (39,490)    (17,561)      820,430        35,385      (249,230)
 Net unrealized
 appreciation
 (depreciation)
 during the year..       637,301     155,992     (47,683)    4,555,481    17,351,805    (5,560,223)
                     -----------  ----------  ----------  ------------  ------------  ------------
 Net increase
 (decrease) in net
 assets resulting
 from operations..       850,544     268,817      34,903    24,502,406    28,875,456       771,023
 From policyholder
 transactions:
 Net premiums from
 policyholders....     1,161,434   1,086,721   1,225,072    32,903,369    20,933,714    20,019,801
 Net benefits to
 policyholders....    (1,008,265)   (814,812)   (573,521)  (21,130,764)  (16,972,544)  (16,374,221)
 Net increase
 (decrease) in
 policy loans.....        33,973     (13,207)     57,955     1,965,134     1,898,826     1,394,155
                     -----------  ----------  ----------  ------------  ------------  ------------
 Net increase in
 net assets from
 policyholder
 transactions.....       187,142     258,702     709,506    13,737,738     5,859,996     5,039,735
                     -----------  ----------  ----------  ------------  ------------  ------------
  Net increase in
  net assets......     1,037,686     527,519     744,409    38,240,144    34,735,452     5,310,758
 Net assets at
 beginning of
 year.............     2,606,820   2,079,301   1,334,892   131,466,681    96,731,229    91,420,471
                     -----------  ----------  ----------  ------------  ------------  ------------
 Net assets at end
 of year..........   $ 3,644,506  $2,606,820  $2,079,301  $169,706,825  $131,466,681  $ 96,731,229
                     ===========  ==========  ==========  ============  ============  ============
                                                                                               Small Cap
                                                                     Short-Term U.S.             Value
                               Managed Subaccount                 Government Subaccount        Subaccount
                     ----------------------------------------- ------------------------------- ----------
                         1996          1995          1994         1996        1995    1994**     1996*
                     ------------- ------------- ------------- ------------ --------- -------- ----------
 Increase
 (decrease) in net
 assets from
 operations:
 Net investment
 income...........   $  8,984,359  $  6,216,150  $  2,300,636  $   186,525  $  2,454  $   217   $ 1,525
 Net realized gain
 (loss)...........        230,806        (6,127)     (182,296)         577       477       (6)       11
 Net unrealized
 appreciation
 (depreciation)
 during the year..     (2,103,918)    7,134,666    (2,984,103)     225,129     1,735     (282)    2,702
                     ------------- ------------- ------------- ------------ --------- -------- ----------
 Net increase
 (decrease) in net
 assets resulting
 from operations..      7,111,247    13,344,689      (775,763)     412,231     4,666      (71)    4,238
 From policyholder
 transactions:
 Net premiums from
 policyholders....     14,481,195    13,141,463    13,309,384   24,721,092    68,539   21,611    63,825
 Net benefits to
 policyholders....    (12,942,967)  (11,680,334)  (10,118,793)    (147,655)  (14,808)    (263)   (3,155)
 Net increase
 (decrease) in
 policy loans.....        719,880     1,120,431       723,705          --        --       --        --
                     ------------- ------------- ------------- ------------ --------- -------- ----------
 Net increase in
 net assets from
 policyholder
 transactions.....      2,258,108     2,581,560     3,914,296   24,573,437    53,731   21,348    60,670
                     ------------- ------------- ------------- ------------ --------- -------- ----------
  Net increase in
  net assets......      9,369,355    15,926,249     3,138,533   24,985,668    58,397   21,277    64,908
 Net assets at
 beginning of
 year.............     71,234,163    55,307,914    52,169,381       79,674    21,277      --        --
                     ------------- ------------- ------------- ------------ --------- -------- ----------
 Net assets at end
 of year..........   $ 80,603,518  $ 71,234,163  $ 55,307,914  $25,065,342  $ 79,674  $21,277   $64,908
                     ============= ============= ============= ============ ========= ======== ==========

 * From May 1, 1996 (commencement of operations).

** From May 1, 1994 (commencement of operations).

See accompanying notes.

JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

FOR THE YEARS AND PERIODS ENDED DECEMBER 31

                                                                                                  Frontier
                          International   Equity                  Turner Core     Edinburgh       Capital
                          Opportunities   Index    Strategic Bond   Growth      International   Appreciation
                           Subaccount   Subaccount   Subaccount   Subaccount  Equity Subaccount  Subaccount
                          ------------- ---------- -------------- ----------- ----------------- ------------
                              1996*       1996*        1996*         1996*          1996*          1996*
                          ------------- ---------- -------------- ----------- ----------------- ------------
Increase (decrease) in
 net assets from opera-
 tions:
 Net investment income
  (loss)................    $    187     $  4,671     $   509       $   875        $   337        $   (477)
 Net realized gain
  (loss)................          57          620          36            48            (91)          6,683
 Net unrealized appreci-
  ation (depreciation)
  during the year.......       7,271        6,278           8           784         (1,056)          1,317
                            --------     --------     -------       -------        -------        --------
 Net increase (decrease)
  in net assets result-
  ing from operations...       7,515       11,569         553         1,707           (810)          7,523
From policyholder trans-
 actions:
 Net premiums from poli-
  cyholders.............     141,907      234,122      13,347        28,147         91,573         230,461
 Net benefits to policy-
  holders...............      (4,149)      (9,816)       (681)       (1,061)        (1,860)        (78,774)
 Net increase (decrease)
  in policy loans.......         --           --          --            --             --              --
                            --------     --------     -------       -------        -------        --------
Net increase in net as-
 sets from policyholder
 transactions...........     137,758      224,306      12,665        27,085         89,713         151,686
                            --------     --------     -------       -------        -------        --------
 Net increase in net as-
  sets..................     145,273      235,875      13,218        28,792         88,903         159,209
Net assets at beginning
 of year................         --           --          --            --             --              --
                            --------     --------     -------       -------        -------        --------
Net assets at end of
 year...................    $145,273     $235,875     $13,218       $28,792        $88,903        $159,209
                            ========     ========     =======       =======        =======        ========

* From May 1, 1996 (commencement of operations).

See accompanying notes.

JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1996

NOTE 1. ORGANIZATION

  John Hancock Mutual Variable Life Insurance Account UV (the Account) is a separate investment account of John Hancock Mutual Life Insurance Company (JHMLICO or John Hancock). John Hancock Mutual Variable Life Insurance Account UV was formed to fund variable life insurance policies (Policies) issued by JHMLICO. The Account is operated as a unit investment trust registered under the Investment Company Act of 1940, as amended, and currently consists of twenty-one subaccounts. The assets of each subaccount are invested exclusively in shares of a corresponding Portfolio of John Hancock Variable Series Trust I (the Fund) or of M Fund, Inc. (M Fund). New subaccounts may be added as new Portfolios are added to the Fund or to M Fund, or as other investment options are developed, and made available to policyholders. The twenty-one Portfolios of the Fund and of M Fund which are currently available are the Large Cap Growth, Sovereign Bond, International Equities, Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Special Opportunities, Real Estate Equity, Growth & Income, Managed, Short-Term U.S. Government, Small Cap Value, International Opportunities, Equity Index, Strategic Bond, Turner Core Growth, Edinburgh International Equity and Frontier Capital Appreciation Portfolios. Each Portfolio has a different investment objective.

  The net assets of the Account may not be less than the amount required under state insurance law to provide for death benefits (without regard to the minimum death benefit guarantee) and other policy benefits. Additional assets are held in JHMLICO's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

  The assets of the Account are the property of JHMLICO. The portion of the Account's assets applicable to the policies may not be charged with liabilities arising out of any other business JHMLICO may conduct.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

 Estimates

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

 Valuation of Investments

  Investment in shares of the Fund and of M Fund are valued at the reported net asset values of the respective Portfolios. Investment transactions are recorded on the trade date. Dividend income is recognized on the ex-dividend date. Realized gains and losses on sales of fund shares are determined on the basis of identified cost.

 Federal Income Taxes

  The operations of the Account are included in the federal income tax return of JHMLICO, which is taxed as a life insurance company under the Internal Revenue Code. JHMLICO has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the Policies funded in the Account. Currently, JHMLICO does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES--CONTINUED

 Expenses

  JHMLICO assumes mortality and expense risks of the variable life insurance policies for which asset charges are deducted at various rates ranging from
 .50% to .625%, depending on the type of policy, of net assets (excluding policy loans) of the Account. Additionally, a monthly charge at varying levels for the cost of extra insurance is deducted from the net assets of the Account.

  JHMLICO makes certain deductions for administrative expenses and state premium taxes from premium payments before amounts are transferred to the Account.

 Policy Loans

  Policy loans represent outstanding loans plus accrued interest. Interest is accrued (net of a charge for policy loan administration determined at an annual rate of .75% of the aggregate amount of policyholder indebtedness) and compounded daily.

NOTE 3. TRANSACTIONS WITH AFFILIATES

  JHMLICO acts as the distributor, principal underwriter and investment advisor for the Fund.

  Certain officers of the Account are officers and directors of JHMLICO or the Fund.

NOTE 4. DETAILS OF INVESTMENTS

  The details of the shares owned and cost and value of investments in the Portfolios of the Fund and of M Fund at December 31, 1996 were as follows:

  Portfolio                              Shares Owned     Cost        Value
  ---------                              ------------ ------------ ------------
Large Cap Growth........................     753,383  $ 12,264,052 $ 12,863,129
Sovereign Bond..........................   5,399,127    54,416,066   52,753,269
International Equities..................     223,257     3,471,773    3,757,643
Small Cap Growth........................      25,875       262,227      257,053
International Balanced..................       3,153        31,867       32,766
Mid Cap Growth..........................      16,156       163,468      165,152
Large Cap Value.........................       9,426        99,745      104,532
Money Market............................     996,019     9,960,187    9,960,187
Mid Cap Value...........................      20,128       214,216      228,427
Special Opportunities...................     180,471     2,593,124    2,981,726
Real Estate Equity......................     235,948     2,771,228    3,453,171
Growth & Income.........................  10,087,105   135,260,759  147,820,489
Managed.................................   5,312,019    70,602,813   70,927,719
Short-Term U.S. Government..............   2,494,808    25,291,924   25,065,342
Small Cap Value.........................       6,049        62,206       64,908
International Opportunities.............      13,709       138,002      145,273
Equity Index............................      21,256       229,597      235,875
Strategic Bond..........................       1,301        13,210       13,218
Turner Core Growth......................       2,482        28,008       28,792
Edinburgh International Equity..........       8,998        89,959       88,903
Frontier Capital Appreciation...........      12,716       157,892      159,209

JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

NOTE 4. DETAILS OF INVESTMENTS--CONTINUED

  Purchases, including reinvestment of dividend distributions and proceeds from the sales of shares in the Portfolios of the Fund and of M Fund during 1996, were as follows:

  Portfolio                                              Purchases     Sales
  ---------                                             ----------- -----------
Large Cap Growth....................................... $ 4,544,864 $   963,567
Sovereign Bond.........................................  10,719,783   2,708,914
International Equities.................................   1,233,884     646,203
Small Cap Growth.......................................     277,121      14,204
International Balanced.................................      33,304       1,445
Mid Cap Growth.........................................     174,282      10,797
Large Cap Value........................................     108,910       9,753
Money Market...........................................  35,555,205  44,368,729
Mid Cap Value..........................................     285,317      79,514
Special Opportunities..................................   1,904,890     221,262
Real Estate Equity.....................................     958,884     633,505
Growth & Income........................................  37,331,710   6,520,911
Managed................................................  15,375,370   4,875,941
Short-Term U.S. Government.............................  25,381,085     167,959
Small Cap Value........................................      64,983       2,788
International Opportunities............................     141,170       3,225
Equity Index...........................................     238,550       9,573
Strategic Bond.........................................      15,082       1,908
Turner Core Growth.....................................      29,706       1,746
Edinburgh International Equity.........................      92,504       2,454
Frontier Capital Appreciation..........................     244,138      92,928

            REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

Policyholders

John Hancock Mutual Variable Life Insurance Account UV

 of John Hancock Mutual Life Insurance Company

We have audited the accompanying statement of assets and liabilities of John Hancock Mutual Variable Life Insurance Account UV (the Account) (comprising, respectively, the Large Cap Growth, Sovereign Bond, International Equities, Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Special Opportunities, Real Estate Equity, Growth & Income, Managed, Short-Term U.S. Government, Small Cap Value, International Opportunities, Equity Index, Strategic Bond, Turner Core Growth, Edinburgh International Equity and Frontier Capital Appreciation Subaccounts) as of December 31, 1996, and the related statements of operations and changes in net assets for each of the periods indicated therein. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting John Hancock Mutual Variable Life Insurance Account UV at December 31, 1996, and the results of their operations and changes in their net assets for each of the periods indicated, in conformity with generally accepted accounting principles.

                                                         ERNST & YOUNG LLP

Boston, Massachusetts

February 7, 1997

            REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Directors and Policyholders

John Hancock Mutual Life Insurance Company

We have audited the accompanying statutory-basis statements of financial position of John Hancock Mutual Life Insurance Company as of December 31, 1996 and 1995, and the related statutory-basis summaries of operations, changes in policyholders' contingency reserves and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance, which practices differ from generally accepted accounting principles. The variances between such practices and generally accepted accounting principles also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

In our report dated February 7, 1996, we expressed an opinion that the 1995 financial statements of the Company fairly present, in all material respects, the Company's financial position, results of operations, and cash flows in conformity with generally accepted accounting principles for mutual life insurance companies and with reporting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance. As described in Note 1, the accompanying statutory-basis financial statements are no longer considered to be prepared in conformity with generally accepted accounting principles. Accordingly, our present opinion on the 1995 financial statements, as presented in the following paragraph, is different from that expressed in our previous report.

In our opinion, because of the effects of the matter described in the second preceding paragraph, the financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of John Hancock Mutual Life Insurance Company at December 31, 1996 and 1995, or the results of its operations or its cash flows for the years then ended.

Also, in our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of John Hancock Mutual Life Insurance Company at December 31, 1996 and 1995, and the results of its operations and its cash flows for the years then ended in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance.

                                                         ERNST & YOUNG LLP

Boston, Massachusetts

February 14, 1997

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

STATUTORY-BASIS STATEMENTS OF FINANCIAL POSITION

                                                                 December 31
                                                             -------------------
                                                               1996      1995
                                                             --------- ---------
                                                                (In millions)
ASSETS
Bonds--Note 6............................................... $22,467.0 $21,108.5
Stocks:
  Preferred.................................................     416.2     338.8
  Common....................................................     249.8     130.9
  Investments in affiliates.................................   1,268.9   1,265.3
                                                             --------- ---------
                                                               1,934.9   1,735.0
Mortgage loans on real estate--Note 6.......................   7,964.0   8,801.5
Real estate:
  Company occupied..........................................     372.1     377.4
  Investment properties.....................................   2,042.3   1,949.5
                                                             --------- ---------
                                                               2,414.4   2,326.9
Policy loans................................................   1,589.3   1,621.3
Cash items:
  Cash in banks and offices.................................     348.4     286.6
  Temporary cash investments................................   1,068.3     254.1
                                                             --------- ---------
                                                               1,416.7     540.7
Premiums due and deferred...................................     278.4     234.0
Investment income due and accrued...........................     547.8     597.5
Other general account assets................................   1,009.9     883.0
Assets held in separate accounts............................  13,969.1  12,928.2
                                                             --------- ---------
TOTAL ASSETS................................................ $53,591.5 $50,776.6
                                                             ========= =========
Obligations and Policyholders' Contingency Reserves
OBLIGATIONS
  Policy reserves........................................... $18,544.0 $17,711.4
  Policyholders' and beneficiaries' funds...................  14,679.3  14,724.8
  Dividends payable to policyholders........................     395.5     378.6
  Policy benefits in process of payment.....................     236.3     217.1
  Other policy obligations..................................     210.5     159.6
  Asset valuation reserve--Note 1...........................   1,064.8   1,014.3
  Federal income and other accrued taxes--Note 1............     125.1     250.5
  Other general account obligations.........................   1,521.7     873.2
  Obligations related to separate accounts..................  13,958.2  12,913.6
                                                             --------- ---------
TOTAL OBLIGATIONS...........................................  50,735.4  48,243.1
Policyholders' Contingency Reserves
  Surplus notes--Note 2.....................................     450.0     450.0
  Special contingency reserve for group insurance...........     194.8     193.1
  General contingency reserve...............................   2,211.3   1,890.4
                                                             --------- ---------
TOTAL POLICYHOLDERS' CONTINGENCY RESERVES...................   2,856.1   2,533.5
                                                             --------- ---------
TOTAL OBLIGATIONS AND POLICYHOLDERS' CONTINGENCY RESERVES... $53,591.5 $50,776.6
                                                             ========= =========

  The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

STATUTORY-BASIS SUMMARY OF OPERATIONS AND CHANGES IN POLICYHOLDERS' CONTINGENCY RESERVES

                                                      Year ended December 31
                                                      ------------------------
                                                         1996         1995
                                                      -----------  -----------
                                                           (In millions)
Income
  Premiums, annuity considerations and pension fund
   contributions..................................... $   8,003.1  $   8,127.8
  Net investment income--Note 4......................     2,803.1      2,678.5
  Other, net.........................................        68.6         90.8
                                                      -----------  -----------
                                                         10,874.8     10,897.1
Benefits and Expenses
  Payments to policyholders and beneficiaries:
    Death benefits...................................       886.8        787.4
    Accident and health benefits.....................       300.9        321.3
    Annuity benefits.................................     1,539.4      1,342.7
    Surrender benefits and annuity fund withdrawals..     5,565.4      5,243.6
    Matured endowments...............................        20.6         19.8
                                                      -----------  -----------
                                                          8,313.1      7,714.8
  Additions to reserves to provide for future
   payments to policyholders and beneficiaries.......       880.5      1,497.0
  Expenses of providing service to policyholders and
   obtaining new insurance:
    Field sales compensation and expenses............       275.0        277.4
    Home office and general expenses.................       514.8        455.8
  Payroll, state premium and miscellaneous taxes.....        70.9         78.6
                                                      -----------  -----------
                                                         10,054.3     10,023.6
                                                      -----------  -----------
      GAIN FROM OPERATIONS BEFORE DIVIDENDS TO
       POLICYHOLDERS, FEDERAL INCOME TAXES AND NET
       REALIZED CAPITAL GAINS (LOSSES)...............       820.5        873.5
Dividends to policyholders...........................       399.4        465.9
Federal income taxes--Note 1.........................       107.1        128.5
                                                      -----------  -----------
                                                            506.5        594.4
                                                      -----------  -----------
      GAIN FROM OPERATIONS BEFORE NET REALIZED
       CAPITAL GAINS (LOSSES)........................       314.0        279.1
Net realized capital gains (losses)--Note 5..........       (43.6)        21.2
                                                      -----------  -----------
      NET INCOME.....................................       270.4        300.3
Other increases (decreases) in policyholders'
 contingency reserves:
  Net unrealized capital losses and other
   adjustments--Note 5............................... $     191.7  $     (85.1)
  Valuation reserve changes--Note 1..................       (27.5)         0.0
  Prior years' federal income taxes..................       (28.9)       (36.8)
  Other reserves and adjustments.....................       (83.1)       25.19
                                                      -----------  -----------
      NET INCREASE IN POLICYHOLDERS' CONTINGENCY
       RESERVES......................................       322.6        203.5
Policyholders' contingency reserves at beginning of
 year................................................     2,533.5      2,330.0
                                                      -----------  -----------
POLICYHOLDERS' CONTINGENCY RESERVES AT END OF YEAR... $   2,856.1  $   2,533.5
                                                      ===========  ===========

  The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

STATUTORY-BASIS STATEMENTS OF CASH FLOWS

                                                      Year ended December 31
                                                      ------------------------
                                                         1996         1995
                                                      -----------  -----------
                                                           (In millions)
Cash Flows From Operating Activities:
  Insurance premiums, annuity considerations and de-
   posits............................................ $   8,120.4  $   8,280.3
  Net investment income..............................     2,965.5      2,756.9
  Benefits to policyholders and beneficiaries........    (8,476.6)    (7,917.6)
  Dividends paid to policyholders....................      (382.6)      (464.9)
  Insurance expenses and taxes.......................      (884.1)      (795.1)
  Net transfers from separate accounts...............       198.2        132.0
  Other, net.........................................      (602.7)      (202.7)
                                                      -----------  -----------
    NET CASH PROVIDED FROM OPERATIONS................       938.1      1,788.9
                                                      -----------  -----------
Cash Flows Used In Investing Activities:
  Bond purchases.....................................    (7,590.7)    (6,456.9)
  Bond sales.........................................     2,812.4      2,874.9
  Bond maturities and scheduled redemptions..........     2,241.0      1,600.6
  Bond prepayments...................................     1,223.2        795.9
  Stock purchases....................................      (391.2)      (224.3)
  Proceeds from stock sales..........................       573.2        131.4
  Real estate purchases..............................      (447.7)      (375.1)
  Real estate sales..................................       382.1        365.0
  Other invested assets purchases....................      (214.7)       (46.5)
  Proceeds from the sale of other invested assets....       183.6        251.1
  Mortgage loans issued..............................    (1,582.7)    (2,041.6)
  Mortgage loan repayments...........................     2,247.3      1,277.9
  Other, net.........................................       205.3       (506.6)
                                                      -----------  -----------
    NET CASH USED IN INVESTING ACTIVITIES............      (358.9)    (2,354.2)
                                                      -----------  -----------
Cash Flows From Financing Activities:
  Issuance of short-term note payable................        90.0          0.0
  Issuance of REMIC notes payable....................       292.0        213.1
  Repayment of REMIC notes payable...................       (85.2)         0.0
                                                      -----------  -----------
    NET CASH PROVIDED FROM FINANCING ACTIVITIES......       296.8        213.1
                                                      -----------  -----------
INCREASE (DECREASE) IN CASH AND TEMPORARY CASH
 INVESTMENTS.........................................       876.0       (352.2)
Cash and temporary cash investments at beginning of
 year................................................       540.7        892.9
                                                      -----------  -----------
CASH AND TEMPORARY CASH INVESTMENTS AT END OF YEAR... $   1,416.7  $     540.7
                                                      ===========  ===========

  The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES

John Hancock Mutual Life Insurance Company (the Company) provides a broad range of financial services and insurance products. The Company's insurance operations focus principally in three segments: the Retail Sector, which encompasses the Company's individual life, annuity, and long-term care operations; Group Pension, which offers single premium annuity and guaranteed investment contracts through both the general and separate accounts; and Business Insurance, its group life, health, and long-term care operations including administrative services provided to group customers. On October 10, 1996, the Company entered into an agreement to sell its group health and a portion of its group life business to WellPoint Health Networks Inc. of California during the first quarter of 1997. In addition, through its subsidiaries and affiliates, the Company also offers a wide range of investment management and advisory services and other related products including life insurance products for the Canadian market, sponsorship and distribution of mutual funds, real estate financing and management, and various other financial services. Investments in these subsidiaries and other affiliates are recorded on the statutory equity method.

The Company is domiciled in the Commonwealth of Massachusetts and licensed in all fifty of the United States, the District of Columbia, Puerto Rico, Guam, the US Virgin Islands, and Canada. The Company distributes its individual products in North America primarily through a career agency system. The career agency system is composed of company-owned, unionized branch offices and independent general agencies. The Company also distributes its individual products through several alternative distribution channels.

The Company markets pension and other investment-related products primarily to sponsors of retirement and savings plans covering employees of private sector companies, and plans covering public employees and collective bargaining unions and non-profit organizations. Products are marketed and sold through a combination of group pension field employee representatives, as well as marketing personnel and investment professionals employed by the Company.

The Company distributes its group benefit products through group representatives, who are John Hancock employees or through intermediaries, in key markets nationwide.

The preparation of the financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

Basis of Presentation: The financial statements have been prepared using accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance and in conformity with the practices of the National Association of Insurance Commissioners (NAIC), which practices differ from generally accepted accounting principles (GAAP). The 1995 financial statements presented for comparative purposes were previously described as being prepared in accordance with GAAP for mutual life insurance companies. Pursuant to Financial Accounting Standards Board Interpretation 40, "Applicability of Generally Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises" (FIN 40), as amended, which is effective for 1996 financial statements, financial statements based on statutory accounting practices can no longer be described as prepared in conformity with GAAP. Furthermore, financial statements prepared in conformity with statutory accounting practices for periods prior to the effective date of FIN 40 are not considered GAAP presentations

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES-- CONTINUED

when presented in comparative form with financial statements for periods subsequent to the effective date. Accordingly, the 1995 financial statements are no longer considered to be presented in conformity with GAAP.

The significant differences from GAAP include: (1) policy acquisition costs are charged to expense as incurred rather than deferred and amortized over the related premium-paying period; (2) policy reserves are based on statutory mortality, morbidity, and interest requirements without consideration of withdrawals and Company experience; (3) certain assets designated as "nonadmitted assets" are excluded from the balance sheet by direct charges to surplus; (4) reinsurance recoverables are netted against reserves and claim liabilities rather than reflected as an asset; (5) bonds held as available for sale are recorded at amortized cost or market value as determined by the NAIC rather than at fair value; (6) an Asset Valuation Reserve and Interest Maintenance Reserve as prescribed by the NAIC are not calculated under GAAP. Under GAAP, realized capital gains and losses are reported in the income statement on a pretax basis as incurred and investment valuation allowances are provided when there has been a decline in value deemed other than temporary; (7) investments in affiliates are carried at their net equity value with changes in value being recorded directly to policyholders' contingency reserves rather than consolidated in the financial statements; (8) no provision is made for the deferred income tax effects of temporary differences between book and tax basis reporting; and (9) surplus notes are reported as surplus rather than as liabilities. The effects of the foregoing variances from GAAP have not been determined, but are presumed to be material.

The significant accounting practices of the Company are as follows:

Pending Statutory Standards: The NAIC currently is in the process of recodifying statutory accounting practices, the result of which is expected to constitute the only source of prescribed statutory accounting practices. Accordingly, that project, which is expected to be completed in 1999 will likely change, to some extent, prescribed statutory accounting practices, and may result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. The impact of any such changes on the Company's statutory surplus cannot be determined at this time and could be material.

Revenues and Expenses: Premium revenues are recognized over the premium-paying period of the policies whereas expenses, including the acquisition costs of new business, are charged to operations as incurred and policyholder dividends are provided as paid or accrued.

Cash and Temporary Cash Investments: Cash includes currency on hand and demand deposits with financial institutions. Temporary cash investments are short-term, highly-liquid investments both readily convertible to known amounts of cash and so near maturity that there is insignificant risk of changes in value because of changes in interest rates.

Valuation of Assets: General account investments are carried at amounts determined on the following bases:

  Bond and stock values are carried as prescribed by the NAIC; bonds generally at amortized amounts or cost, preferred stocks generally at cost and common stocks at market. The discount or premium on bonds is amortized using the interest method.

  Investments in affiliates are included on the statutory equity method.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES-- CONTINUED

  Mortgage loans are carried at outstanding principal balance or amortized cost.

  Investment and company-occupied real estate is carried at depreciated cost, less encumbrances. Depreciation on investment and company-occupied real estate is recorded on a straight-line basis. Accumulated depreciation amounted to $393.5 million and $361.7 million at December 31, 1996 and 1995, respectively.

  Real estate acquired in satisfaction of debt and held for sale, which is classified with investment properties, is carried at the lower of cost or fair value as of the date of foreclosure.

  Policy loans are carried at outstanding principal balance, not in excess of policy cash surrender value.

  Other invested assets, which are classified with other general account assets, include real estate and energy joint ventures and limited partnerships and generally are valued based on the Company's equity in the underlying net assets.

Asset Valuation and Interest Maintenance Reserves: The Asset Valuation Reserve
(AVR) is computed in accordance with the prescribed NAIC formula and represents a provision for possible fluctuations in the value of bonds, equity securities, mortgage loans, real estate and other invested assets. The Company makes additional contributions to the AVR in excess of the required amounts to account for potential losses and risks in the investment portfolio when the Company believes such provisions are prudent. Changes to the AVR are charged or credited directly to policyholders' contingency reserves.

The Company also records the NAIC prescribed Interest Maintenance Reserve
(IMR) that represents that portion of the after tax net accumulated unamortized realized capital gains and losses on sales of fixed income securities, principally bonds and mortgage loans, attributable to changes in the general level of interest rates. Such gains and losses are deferred and amortized into income over the remaining expected lives of the investments sold. At December 31, 1996, the IMR, net of 1996 amortization of $18.9 million, amounted to $121.7 million which is included in other policy obligations. The corresponding 1995 amounts were $16.4 million and $69.5 million, respectively.

Property and Equipment: Data processing equipment, which amounted to $41.6 million in 1996 and $52.9 million in 1995 and is included in other general account assets, is reported at depreciated cost, with depreciation recorded on a straight-line basis. Nonadmitted furniture and equipment also is depreciated on a straight-line basis. The useful lives of these assets range from three to twenty years. Depreciation expense was $31.0 million in 1996 and $38.0 million in 1995.

Separate Accounts: Separate account assets and liabilities reported in the accompanying statements of financial position represent funds that are separately administered, principally for annuity contracts and variable life insurance policies, and for which the contractholder, rather than the Company, generally bears the investment risk. Separate account contractholders have no claim against the assets of the general account of the Company. Separate account assets are reported at market value. The operations of the separate accounts are not included in the summary of operations; however, income earned on amounts initially invested by the Company in the formation of new separate accounts is included in other income.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES-- CONTINUED

Fair Values of Financial Instruments: Statement of Financial Accounting Standards (SFAS) No. 107, "Disclosure about Fair Value of Financial Instruments," requires disclosure of fair value information about financial instruments, whether or not recognized in the statement of financial position, for which it is practicable to estimate the value. In situations where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. SFAS No. 107 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements. Therefore, the aggregate fair value amounts presented do not represent the underlying value of the Company.

The methods and assumptions utilized by the Company in estimating its fair value disclosures for financial instruments are as follows:

  The carrying amounts reported in the statement of financial position for cash and temporary cash investments approximate their fair values.

  Fair values for public bonds are obtained from an independent pricing service. Fair values for private placement securities and publicly traded bonds not provided by the independent pricing service are estimated by the Company by discounting expected future cash flows using current market rates applicable to the yield, credit quality and maturity of the investments. The fair values for common and preferred stocks, other than subsidiary investments which are carried at equity values, are based on quoted market prices.

  The fair value for mortgage loans is estimated using discounted cash flow analyses using interest rates adjusted to reflect the credit characteristics of the underlying loans. Mortgage loans with similar characteristics and credit risks are aggregated into qualitative categories for purposes of the fair value calculations.

  The carrying amounts in the statement of financial position for policy loans approximates their fair value.

  The fair value of interest rate swaps and currency rate swaps is estimated using a discounted cash flow method adjusted for the difference between the rate of the existing swap and the current swap market rate. Discounted cash flows in foreign currencies are converted to U.S. dollars using current exchange rates.

  The fair value for outstanding commitments to purchase long-term bonds and issue real estate mortgages is estimated using a discounted cash flow method incorporating adjustments for the difference in the level of interest rates between the dates the commitments were made and December 31, 1996. The fair value for commitments to purchase real estate approximates the amount of the initial commitment.

  Fair values for the Company's guaranteed investment contracts are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. The fair value for fixed-rate deferred annuities is the cash surrender value, which represents the account value less applicable surrender charges. Fair values for immediate annuities without life contingencies and supplementary contracts without life contingencies are estimated based on discounted cash flow calculations using current market rates.

Capital Gains and Losses: Realized capital gains and losses are determined using the specific identification basis. Realized capital gains and losses, net of taxes and amounts transferred to the IMR, are included in net income. Unrealized gains and losses, which consist of market value and book value adjustments, are shown as adjustments to policyholders' contingency reserves.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES-- CONTINUED

Interest Rate and Currency Rate Swap Contracts and Financial Futures
Contracts: The net interest effect of interest rate and currency rate swap transactions is recorded as an adjustment of interest income as incurred. Gains and losses on financial futures contracts used as hedges against interest rate fluctuations are deferred and recognized in income over the period being hedged.

Foreign Exchange Gains and Losses: Foreign exchange gains and losses are reflected as direct credits or charges to policyholders' contingency reserves through unrealized capital gains and losses.

Policy Reserves: Life, annuity, and accident and health benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Commonwealth of Massachusetts Division of Insurance. Reserves for traditional individual life insurance policies are maintained using the 1941, 1958 and 1980 Commissioner's Standard Ordinary and American Experience Mortality Tables, with assumed interest rates ranging from 2 1/2% to 6%, and using principally the net level premium method for policies issued prior to 1978 and a modified preliminary term method for policies issued in 1979 and later. Annuity and supplementary contracts with life contingency reserves are based principally on modifications of the 1937 Standard Annuity Table, the Group Annuity Mortality Tables for 1951, 1971 and 1983, the 1971 Individual Annuity Mortality Table and the a-1983 Individual Annuity Mortality Table, with interest rates ranging from 2% to 11 1/4%.

Reserves for deposit administration funds and immediate participation guarantee funds are based on accepted actuarial methods at various interest rates. Accident and health policy reserves generally are calculated using either the two-year preliminary term or the net level premium method based on various morbidity tables.

The statement value and fair value for investment-type insurance contracts are as follows:

                                          December 31, 1996   December 31, 1995
                                         ------------------- -------------------
                                         Statement   Fair    Statement   Fair
                                           Value     Value     Value     Value
                                         --------- --------- --------- ---------
                                                      (In millions)
Guaranteed investment contracts........  $11,921.6 $11,943.2 $12,014.3 $12,325.3
Fixed-rate deferred and immediate annu-
 ities.................................    3,909.3   3,886.1   3,494.5   3,478.6
Supplementary contracts without life
 contingencies.........................       45.6      46.0      39.6      40.7
                                         --------- --------- --------- ---------
                                         $15,876.5 $15,875.3 $15,548.4 $15,844.6
                                         ========= ========= ========= =========

Federal Income Taxes: Federal income taxes are reported in the financial statements based on amounts determined to be payable as a result of operations within the current accounting period. The operations of the Company and its subsidiaries and affiliates are combined in filing a consolidated federal income tax return for the group. The federal income taxes of the Company are determined on a separate return basis with certain adjustments.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES-- CONTINUED

Income before taxes differs from taxable income principally due to tax-exempt investment income, dividends-received tax deductions, the limitation placed on the tax deductibility of mutual companies' policyholder dividends, accelerated depreciation, differences in policy and contract liabilities for tax return and financial statement purposes, capitalization of policy acquisition expenses for tax purposes and other adjustments prescribed by the Internal Revenue Code.

Amounts for disputed tax issues relating to prior years are charged or credited directly to policyholders' contingency reserves. No provision is generally recognized for temporary differences that may exist between financial reporting and taxable income.

When determining its consolidated federal income tax expense, the Company uses a number of estimated amounts that may change when the actual tax return is completed. In addition, the Company must also use an estimated differential earnings rate (DER) to compute the equity tax portion of its federal income tax expense. Because the DER is set by the Internal Revenue Service in the second subsequent year, a true-up adjustment (i.e., effect of the difference between the estimated and final DER) is necessary.

Certain subsidiaries acquired by the Company have potential tax loss carryforwards of $114.1 million expiring through 1998. These amounts may be used in the consolidated tax return, but only to offset future taxable income related to those subsidiaries. The Company made federal tax payments of $309.9 million in 1996 and $211.5 million in 1995.

Adjustments to Policy Reserves and Policyholders' and Beneficiaries'
Funds: From time to time, the Company finds it appropriate to modify certain required policy reserves because of changes in actuarial assumptions or increased benefits. Reserve modifications resulting from such determinations are recorded directly to policyholders' contingency reserves. During 1996, the Company refined certain actuarial assumptions inherent in the calculation of reserves related to guaranteed investment contracts resulting in a $27.5 million decrease in policyholders' contingency reserves at December 31, 1996.

Reinsurance: Premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves and claim liabilities have been reported as reductions of these items.

Restructuring Charge: In 1994, the Company provided for restructuring charges of $57.8 million in accordance with the Company's plan to reduce its cost structure and consolidate operations. The restructuring charge includes severance costs and facilities consolidation expenses. During 1996 and 1995, the Company paid $8.6 million and $32.9 million, respectively, under its restructuring plan. The remaining liability for restructuring charges at December 31, 1996 was $5.7 million.

Guaranty Fund Assessments: Guaranty fund assessments are accrued when the Company receives notice that an amount is payable to a guaranty fund.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES-- CONTINUED

Reclassifications: Certain 1995 amounts have been reclassified to permit comparison with the corresponding 1996 amounts.

NOTE 2--SURPLUS NOTES

On February 25, 1994, the Company issued $450 million of surplus notes that bear interest at 7 3/8% and are scheduled to mature on February 15, 2024. The issuance of the surplus notes was approved by the Commonwealth of Massachusetts Division of Insurance and any payment of interest on and principal of the notes may be made only with the prior approval of the Commissioner of the Commonwealth of Massachusetts Division of Insurance. Surplus notes are reported as part of policyholders' contingency reserves rather than liabilities. Interest of $33.2 million was paid on the notes during each of 1996 and 1995.

NOTE 3--BORROWED MONEY

At December 31, 1996, the Company had a $500 million syndicated line of credit. There are 26 banks who are part of the syndicate which is under the leadership of Morgan Guaranty Trust Company of New York. The banks will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement, which terminates on June 30, 2001. The agreement does not contain a material adverse change clause. Under the terms of the agreement, the Company is required to maintain certain minimum levels of net worth and comply with certain other covenants. As of December 31, 1996, these covenants were met; however, no amounts had been borrowed under this agreement.

In 1995, the Company issued $213.1 million of debt through a Real Estate Mortgage Investment Conduit (REMIC). As collateral to the debt, the Company pledged $1,065.8 million of commercial mortgages to the REMIC Trust. In addition, the Company has guaranteed the timely payment of principal and interest on the debt. The debt was issued in two notes of equal amounts with last scheduled payment dates on March 25, 1997 and June 25, 1998, respectively. The interest rates on the two notes are calculated on a floating basis, based on the monthly LIBOR rates plus 22 and 27 basis points, respectively. The LIBOR rates were 5.50% and 5.9375%, respectively, at December 31, 1996 and 1995. The outstanding balances of the notes totaled $127.9 million and $213.1 million at December 31, 1996 and 1995, respectively, and are included in other general account obligations.

In 1996, the Company issued $292.0 million of debt through a REMIC (REMIC II). As collateral to the debt, the Company pledged $1,455.4 million of commercial mortgages to the REMIC II Trust. The debt was issued in two notes. The class A1 notes totaled $70.0 million with a last scheduled payment date of December 26, 1997. The class A2 notes totaled $222.0 million with a last scheduled payment date of July 26, 1999. The interest rates on the two notes are calculated on a floating basis, based on the monthly LIBOR rate plus 5 and 19 basis points, respectively. The outstanding balances of the notes totaled $292.0 million at December 31, 1996 and are included in other general account obligations.

On December 31, 1996, the Company had outstanding a short-term note of $90.0 million payable to an affiliate at 5.70%. The note, which is included in other general account obligations, was repaid in early January 1997.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 4--NET INVESTMENT INCOME

Investment income has been reduced by the following amounts:

                                                                   1996   1995
                                                                  ------ ------
                                                                  (In millions)
Investment expenses.............................................. $333.8 $332.9
Interest expense.................................................   48.1   38.3
Depreciation on real estate and other invested assets............   73.3   62.7
Real estate and other investment taxes...........................   65.2   61.2
                                                                  ------ ------
                                                                  $520.4 $495.1
                                                                  ====== ======

NOTE 5--NET CAPITAL GAINS (LOSSES) AND OTHER ADJUSTMENTS

Net realized capital gains (losses) consist of the following items:

                                                                1996    1995
                                                               ------  -------
                                                               (In millions)
Net gains from asset sales and foreclosures................... $ 81.2  $ 118.6
Capital gains tax.............................................  (53.7)   (64.2)
Net capital gains transferred to the IMR......................  (71.1)   (33.2)
                                                               ------  -------
  Net Realized Capital Gains (Losses)......................... $(43.6) $  21.2
                                                               ======  =======

Net unrealized capital gains (losses) and other adjustments consist of the following items:

                                                                1996    1995
                                                               ------  -------
                                                               (In millions)
Net gains from changes in security values and book value ad-
 justments.................................................... $242.2  $  93.4
Increase in asset valuation reserve...........................  (50.5)  (178.5)
                                                               ------  -------
  Net Unrealized Capital Gains (Losses) and Other Adjustments. $191.7  $ (85.1)
                                                               ======  =======

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 6--INVESTMENTS

The statement value and fair value of bonds are shown below:

                                                 Gross      Gross
                                     Statement Unrealized Unrealized
                                       Value     Gains      Losses   Fair Value
                                     --------- ---------- ---------- ----------
                                                   (In millions)
    Year ended December 31, 1996
    ----------------------------
U.S. Treasury securities and
 obligations of U.S. government
 corporations and agencies.......... $   430.2  $    8.8    $  4.2   $   434.8
Obligations of states and political
 subdivisions.......................     175.2       8.8       3.9       180.1
Debt securities issued by foreign
 governments........................     203.5      30.1       0.0       233.6
Corporate securities................  16,902.1   1,083.2     112.6    17,872.7
Mortgage-backed securities..........   4,756.0     116.3      54.5     4,817.8
                                     ---------  --------    ------   ---------
  Total bonds                        $22,467.0  $1,247.2    $175.2   $23,539.0
                                     =========  ========    ======   =========
    Year ended December 31, 1995
    ----------------------------
U.S. Treasury securities and
 Obligations of U.S. government
 corporations and agencies.......... $   638.5  $   42.5    $  0.2   $   680.8
Obligations of states and political
 subdivisions.......................     194.1      20.6       0.1       214.6
Debt securities issued by foreign
 governments........................     297.7      42.2       0.0       339.9
Corporate securities................  18,358.6   1,818.3      73.9    20,103.0
Mortgage-backed securities..........   1,619.6      57.9      20.8     1,656.7
                                     ---------  --------    ------   ---------
  Total bonds....................... $21,108.5  $1,981.5    $ 95.0   $22,995.0
                                     =========  ========    ======   =========

The statement value and fair value of bonds at December 31, 1996, by contractual maturity, are shown below. Maturities will differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.

                                                            Statement   Fair
                                                              Value     Value
                                                            --------- ---------
                                                               (In millions)
     Due in one year or less............................... $ 1,430.4 $ 1,463.8
     Due after one year through five years.................   5,987.3   6,226.8
     Due after five years through ten years................   5,421.9   5,732.3
     Due after ten years...................................   4,871.4   5,298.3
                                                            --------- ---------
                                                             17,711.0  18,721.2
     Mortgage-backed securities............................   4,756.0   4,817.8
                                                            --------- ---------
                                                            $22,467.0 $23,539.0
                                                            ========= =========

Proceeds from sales of bonds during 1996 and 1995 were $2.8 billion and $2.9 billion, respectively. Gross gains of $43.8 million in 1996 and $69.7 million in 1995 and gross losses of $27.6 million in 1996 and $44.3 million in 1995 were realized on these transactions.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 6--INVESTMENTS--CONTINUED

The cost of common stocks was $136.1 million and $78.1 million at December 31, 1996 and 1995, respectively. At December 31, 1996, gross unrealized appreciation on common stocks totaled $135.0 million, and gross unrealized depreciation totaled $21.3 million. The fair value of preferred stock totaled $416.2 million at December 31, 1996 and $338.8 million at December 31, 1995.

Mortgage loans with outstanding principal balances of $56.0 million, bonds with amortized cost of $159.7 million and real estate with depreciated cost of $23.0 million were nonincome producing for the twelve months ended December 31, 1996.

Restructured commercial mortgage loans aggregated $385.8 million and $466.0 million as of December 31, 1996 and 1995, respectively. The expected gross interest income that would have been recorded had the loans been current in accordance with the original loan agreements and the actual interest income recorded were as follows:

                                                         Year ended December 31
                                                         -----------------------
                                                            1996        1995
                                                         ----------- -----------
                                                              (In millions)
     Expected........................................... $      46.3 $      47.0
     Actual.............................................        29.1 $      26.8

Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient to meet the original terms of the loans.

At December 31, 1996, the mortgage loan portfolio was diversified by geographic region and specific collateral property type as displayed below. The Company controls credit risk through credit approvals, limits and monitoring procedures.

        Property
          Type           Statement Value
        --------         ---------------
                          (In millions)
Apartments..............    $1,667.9
Hotels..................       147.4
Industrial..............       882.1
Office buildings........     1,707.0
Retail..................     1,489.8
1-4 Family..............         7.4
Agricultural............     1,608.1
Other...................       454.3
                            --------
                            $7,964.0
                            ========

        Property
          Type           Statement Value
        --------         ---------------
                          (In millions)
East North Central......    $  734.6
East South Central......       158.9
Middle Atlantic.........     1,543.3
Mountain................       382.8
New England.............       843.9
Pacific.................     2,015.4
South Atlantic..........     1,437.6
West North Central......       240.6
West South Central......       558.3
Other...................        48.6
                            --------
                            $7,964.0
                            ========

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 6--INVESTMENTS--CONTINUED

At December 31, 1996, the fair values of the commercial and agricultural mortgage loan portfolios were $6.6 billion and $1.8 billion, respectively. The corresponding amounts as of December 31, 1995 were approximately $7.6 billion and $1.8 billion, respectively.

The maximum and minimum lending rates for mortgage loans during 1996 were 9.92% and 7.0% for agricultural loans, 9.25% and 6.75% for other properties, and 8.05% and 7.0% for purchase money mortgages. Generally, the percentage of any loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages, is 75%. For city mortgages, fire insurance is carried on all commercial and residential properties at least equal to the excess of the loan over the maximum loan which would be permitted by law on the land without the building, except as permitted by regulations of the Federal Housing Commission on loans fully insured under the provisions of the National Housing Act. For agricultural mortgage loans, fire insurance is not normally required on land based loans except in those instances where a building is critical to the farming operation. Fire insurance is required on all agri-business facilities in an aggregate amount equal to the loan balance.

NOTE 7--REINSURANCE

Premiums, benefits and reserves associated with reinsurance assumed in 1996 were $742.0 million, $317.8 million, and $14.2 million, respectively. The corresponding amounts in 1995 were $455.2 million, $276.7 million, and $12.7 million, respectively.

The Company cedes business to reinsurers to share risks under life, health and annuity contracts for the purpose of reducing exposure to large losses. Premiums, benefits and reserves ceded to reinsurers in 1996 were $304.0 million, $217.0 million and $251.2 million, respectively. The corresponding amounts in 1995 were $281.0 million, $217.0 million and $185.4 million, respectively.

Amounts recoverable on paid claims and funds held by reinsurers were as follows:

                                                          Year endedDecember 31
                                                          ---------------------
                                                             1996       1995
                                                          ---------- ----------
                                                              (In millions)
     Reinsurance recoverables............................ $     26.5 $     30.7
     Funds held by reinsurers............................       23.4        2.6

The Company has a coinsurance agreement with another insurer to cede 100% of its individual disability business. Reserves ceded under this agreement, included in the amount shown above, were $226.4 million at December 31, 1996 and $212.7 million at December 31, 1995.

Effective January 1, 1994, John Hancock Variable Life Insurance Company (Variable Life, a wholly-owned affiliate) entered into a modified coinsurance agreement with the Company to reinsure 50% of Variable Life's 1996, 1995 and 1994 issues of flexible premium variable life insurance and scheduled premium variable life insurance policies. In connection with this agreement, the Company transferred $24.5 million and $32.7 million of cash for tax, commission, and expense allowances to Variable Life, which decreased the Company's net gain from operations by $15.7 million and $20.3 million in 1996 and 1995, respectively.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 7--REINSURANCE--CONTINUED

Effective January 1, 1996, Variable Life entered into a modified coinsurance agreement with the Company to reinsure 50% of Variable Life's 1995 and 1996 issues of retail annuity contracts (Independence Preferred and Declaration). In connection with this agreement, the Company transferred $23.2 million of cash for surrender benefits, tax, reserve increase, commission, expense allowances and premium to Variable Life, which decreased the Company's net gain from operations by $15.1 million in 1996.

To the extent that an assuming reinsurance company is unable to meet its obligations under a reinsurance agreement, the Company remains liable as the direct insurer on all risks reinsured.

No policies issued by the Company have been reinsured with a foreign company which is controlled either directly or indirectly, by a party not primarily engaged in the business of insurance.

The Company has not entered into any reinsurance agreements in which the reinsurer may unilaterally cancel any reinsurance for reasons other than nonpayment of premiums or other similar credits. The Company does not have any reinsurance agreements in effect in which the amount of losses paid or accrued through December 31, 1996 would result in a payment to the reinsurer of amounts which, in the aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premiums collected under the reinsured policies.

NOTE 8--BENEFIT PLANS

The Company provides retirement benefits to substantially all employees and general agency personnel. These benefits are provided through both defined benefit and defined contribution pension plans. Pension benefits under the defined benefit plans are based on years of service and average compensation generally during the five years prior to retirement. Benefits related to the Company's defined pension plans paid to employees and retirees covered by annuity contracts issued by the Company amounted to $84.4 million in 1996 and $76.3 million in 1995. The Company's funding policy for qualified defined benefit plans is to contribute annually an amount in excess of the minimum annual contribution required under the Employee Retirement Income Security Act (ERISA). This amount is limited by the maximum amount that can be deducted for federal income tax purposes. The funding policy for nonqualified defined benefit plans is to contribute the amount of the benefit payments made during the year. Plan assets consist principally of listed equity securities, corporate obligations and U.S. government securities.

Defined contribution plans include The Investment Incentive Plan (TIP) and the Savings and Investment Plan (SIP). Employees are eligible to participate in TIP after one year of service and may contribute up to the lesser of 15% of their salary or $9,500 annually to the plan. The Company matches the first 2% of pre-tax contributions and makes an additional annual profit sharing contribution for employees who have completed at least two years of service. Through SIP, marketing representatives, sales managers and agency managers are eligible to contribute up to the lesser of 13% of their salary or $9,500. The Company matches the first 3% of pretax contributions for marketing representatives and the first 2% of pretax contributions for sales managers and agency managers. The Company makes an annual profit sharing contribution of up to 1% for sales managers and agency managers who have completed at least two years of service.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 8--BENEFIT PLANS--CONTINUED

The Company provides additional compensation to certain employees based on achievement of annual and long-term corporate financial objectives.

Pension expense is summarized as follows:

                                                       Year ended December 31
                                                       ------------------------
                                                          1996         1995
                                                       -----------  -----------
                                                            (In millions)
     Defined benefit plans:
       Service cost--benefits earned during the peri-
        od...........................................  $      32.4  $      30.1
       Interest cost on the projected benefit obliga-
        tion.........................................        107.4        103.5
       Actual return on plan assets..................       (225.1)      (369.5)
       Net amortization and deferral.................         85.0        260.5
                                                       -----------  -----------
                                                              (0.3)        24.6
     Defined contribution plans......................         21.4         19.8
                                                       -----------  -----------
     Total pension expense...........................  $      21.1  $      44.4
                                                       ===========  ===========

Assumptions used in accounting for the defined benefit pension plans were as follows:

                                                                     1996  1995
                                                                     ----- -----
     Discount rate.................................................. 7.25% 7.50%
     Weighted rate of increase in compensation levels............... 4.78% 5.10%
     Expected long-term rate of return on assets.................... 8.50% 7.75%

The following table sets forth the funded status and actuarially determined amounts related to the Company's defined benefit pension plans:

                                                       Year ended December 31
                                                       ------------------------
                                                          1996         1995
                                                       -----------  -----------
                                                            (In millions)
     Actuarial present value of benefit obligations:
       Vested benefit obligation.....................  $  (1,344.8) $  (1,242.9)
                                                       ===========  ===========
       Accumulated benefit obligation................  $  (1,387.7) $  (1,300.3)
                                                       ===========  ===========
     Projected benefit obligation....................  $  (1,582.4) $  (1,480.0)
     Plan assets fair value..........................      1,787.6      1,645.3
                                                       -----------  -----------
     Excess of plan assets over projected benefit ob-
      ligation.......................................        205.2        165.3
     Unrecognized net gain...........................       (176.1)      (139.1)
     Prior service cost not yet recognized in net pe-
      riodic pension cost............................         42.8         50.0
     Unrecognized net asset, net of amortization.....        (95.9)      (111.2)
                                                       -----------  -----------
     Net pension liability...........................  $     (24.0) $     (35.0)
                                                       ===========  ===========

Since 1988, the Massachusetts Division of Insurance has provided the Company with approval to recognize the pension plan prepaid expense, if any, in accordance with the requirements of SFAS No. 87, "Employers' Accounting for Pensions." The Company furnishes the Division of Insurance with an actuarial certification of the prepaid expense computation on an annual basis.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 9--OTHER POSTRETIREMENT BENEFIT PLANS

In addition to the Company's defined benefit pension plans, the Company has employee welfare plans for medical, dental, and life insurance covering most of its retired employees and general agency personnel. Substantially all employees may become eligible for these benefits if they reach retirement age while employed by the Company. The postretirement health care and dental coverages are contributory based on service for post January 1, 1992 non-union retirees. A small portion of pre-January 1, 1992 non-union retirees also contribute. The applicable contributions are based on service.

In 1993, the Company changed its method of accounting for the costs of its retiree benefit plans to the accrual method and elected to amortize its transition liability for retirees and fully eligible or vested employees over twenty years.

Since 1993, the Company funded a portion of the postretirement obligation. The Company's policy is to fund postretirement benefits for non-union employees to the maximum amount that can be deducted for federal income tax purposes and to fund the benefits for union employees, which are fully tax qualified, at sufficient amounts so that the total accrued liability related to postretirement benefits is zero. As of December 31, 1996, plan assets related to non-union employees were comprised of an irrevocable health insurance contract to provide future health benefits to retirees while plan assets related to union employees were comprised of approximately 70% equity securities and 30% fixed income investments. The following table shows the plans' combined funding status for vested benefits reconciled with the amounts recognized in the Company's statements of financial position.

                                                      December 31
                                          -------------------------------------
                                                1996               1995
                                          ------------------ ------------------
                                          Medical            Medical
                                            and      Life      and      Life
                                          Dental   Insurance Dental   Insurance
                                           Plans     Plans    Plans     Plans
                                          -------  --------- -------  ---------
                                                     (In millions)
Accumulated postretirement benefit obli-
 gation:
  Retirees............................... $(234.2)  $(100.6) $(236.5)  $ (89.2)
  Fully eligible active plan partici-
   pants.................................   (46.4)    (19.4)   (42.9)    (20.1)
                                          -------   -------  -------   -------
                                           (280.6)   (120.0)  (279.4)   (109.3)
Plan assets at fair value................   132.4       0.0     96.9       0.0
                                          -------   -------  -------   -------
Accumulated postretirement benefit
 obligation in excess of plan assets.....  (148.2)   (120.0)  (182.5)   (109.3)
Unrecognized prior service cost..........    16.7       5.3     18.2       5.8
Unrecognized prior net gain..............   (93.0)      4.0    (84.2)     (4.2)
Unrecognized transition obligation.......   256.8      78.4    272.9      83.3
                                          -------   -------  -------   -------
Accrued postretirement benefit cost...... $  32.3   $ (32.3) $  24.4   $ (24.4)
                                          =======   =======  =======   =======

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 9--OTHER POSTRETIREMENT BENEFIT PLANS--CONTINUED

Net postretirement benefits costs for the years ended December 31, 1996 and 1995 were $47.4 million and $50.2 million, respectively, and include the expected cost of such benefits for newly eligible or vested employees, interest cost, and amortization of the transition liability.

Net periodic postretirement benefits cost included the following components:

                                                        December 31
                                            -------------------------------------
                                                  1996               1995
                                            ------------------ ------------------
                                            Medical            Medical
                                              and      Life      and      Life
                                            Dental   Insurance Dental   Insurance
                                             Plans     Plans    Plans     Plans
                                            -------  --------- -------  ---------
                                                       (In millions)
     Eligibility cost...................... $  7.1     $ 1.8   $  5.3     $ 1.5
     Interest cost.........................   19.8       8.3     21.1       7.8
     Actual return on plan assets..........  (15.9)      0.0    (15.5)      0.0
     Net amortization and deferral.........   20.9       5.4     25.0       5.0
                                            ------     -----   ------     -----
     Net periodic postretirement benefit
      cost................................. $ 31.9     $15.5   $ 35.9     $14.3
                                            ======     =====   ======     =====

The discount rate used in determining the accumulated postretirement benefit obligation at December 31, 1996 was 7.25% (7.5% for 1995). The annual assumed rate of increase in the health care cost trend rate for the medical coverages is 8.0% for 1997 (8.25% was assumed for 1996) and is assumed to decrease gradually to 5.25% in 2001 and remain at that level thereafter. The health care cost trend rate assumption has a significant effect on the amounts reported. For example, increasing the assumed health care cost trend rates by one percentage point in each year would increase the accumulated post retirement benefit obligation for the medical coverages as of December 31, 1996 by $28.1 million and the aggregate of the eligibility and interest cost components of net periodic postretirement benefit cost by $2.9 million for 1996 and $3.6 million for 1995.

Postretirement welfare benefits for non-vested employees are not reflected in the above expenses or accumulated postretirement benefit obligations. As of December 31, 1996, the accumulated postretirement benefit obligations for non-vested employees amounted to $69.4 million for medical and dental plans and $10.7 million for life insurance plans. The corresponding amounts as of December 31, 1995 were $67.7 million and $10.8 million, respectively.

NOTE 10--AFFILIATES

The Company has subsidiaries and affiliates in a variety of industries including domestic and foreign life insurance and domestic property casualty insurance, real estate, mutual funds, investment brokerage and various other financial services entities.

Total assets of unconsolidated affiliates amounted to $9.6 billion at December 31, 1996 and $9.5 billion at December 31, 1995; total liabilities amounted to $8.5 billion at December 31, 1996 and $8.3 billion at December 31, 1995; and total net income was $193.0 million in 1996 and $89.5 million in 1995.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 10--AFFILIATES--CONTINUED

During 1996, the Company sold certain of its affiliates including its ongoing property and casualty business and its broker-dealer operations to realign its business objectives.

The Company customarily engages in transactions with its unconsolidated affiliates, including the cession and assumption of certain insurance business under the terms of established reinsurance agreements. Various services are performed by the Company for certain affiliates for which the Company is reimbursed on the basis of cost. Certain affiliates have entered into various financial arrangements relating to borrowings and capital maintenance under which agreements the Company would be obligated in the event of nonperformance by an affiliate (see Note 15).

The Company received dividends of $9.4 million and $9.7 million in 1996 and 1995, respectively, from unconsolidated affiliates.

NOTE 11--FINANCIAL INSTRUMENTS WITH OFF-BALANCE-SHEET RISK

The Company enters into interest rate swap contracts for the purpose of converting the interest rate characteristics (fixed or variable) of certain investments to match those of related insurance liabilities. Maturities of current agreements range from 1997 to 2026. These swaps involve, to varying degrees, interest rate risk in excess of amounts recognized in the statement of financial position.

The Company enters into currency rate swap agreements to manage exposure to foreign exchange rate fluctuations. Maturities of current agreements range through 2009. Should the counterparty fail to meet the terms of the contract, the Company's market risk is limited to the currency rate differential.

The Company enters into interest rate cap and floor contracts to manage exposure on underlying security values due to a rise in interest rates. Maturities of current agreements range through 2003.

The Company also uses financial futures contracts to hedge risks associated with interest rate fluctuations on sales of guaranteed investment contracts. The Company is subject to the risks associated with changes in the value of the underlying securities; however, such changes in value generally are offset by opposite changes in the value of the hedged items. The contract or notional amounts of the contracts represent the extent of the Company's involvement but not the future cash requirements, as the Company intends to close the open positions prior to settlement. Net deferred losses on future contracts were $0.5 million and $7.7 million at December 31, 1996 and 1995, respectively.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 11--FINANCIAL INSTRUMENTS WITH OFF-BALANCE-SHEET RISK--CONTINUED

The contract or notional amount of the foregoing financial instruments, which indicates the Company's involvement and, in certain instances, maximum credit risk related to those instruments, is as follows:

                                                                December 31
                                                             -----------------
                                                               1996     1995
                                                             -------- --------
                                                               (In millions)
Futures contracts to purchase securities.................... $  117.6 $   62.2
                                                             ======== ========
Futures contracts to sell securities........................ $  136.4 $  299.9
                                                             ======== ========
Notional amount of interest rate swaps, interest rate
 swaptions, currency rate swaps, interest rate caps and in-
 terest rate floors to:
  Receive variable rates.................................... $3,822.8 $1,735.0
                                                             ======== ========
  Receive fixed rates....................................... $2,912.5 $1,756.3
                                                             ======== ========

The Company continually monitors its positions and the credit ratings of the counterparties to these financial instruments. The Company believes the risk of incurring losses due to nonperformance by its counterparties is remote and that any such losses would be immaterial.

Based on market rates in effect at December 31, 1996, the Company's interest rate swaps, interest rate swaptions, currency rate swaps, interest rate caps, and interest rate floors represented (assets) liabilities to the Company with fair values of $16.4 million, $0.0 million, $41.1 million, $(0.6) million and $(0.1) million, respectively. The corresponding amounts as of December 31, 1995 were $37.0 million, $0.0 million, $23.3 million, $(0.3) million and $0.0 million, respectively.

NOTE 12--LEASES

The Company leases office space and furniture and equipment under various operating leases including furniture and equipment leased under a series of sales-leaseback agreements with a nonaffiliated organization. Rental expense for all operating leases totaled $32.1 million in 1996 and $32.2 million in 1995. Future minimum rental commitments under noncancellable operating leases for office space and furniture and equipment are as follows:

                                                               December 31, 1996
                                                               -----------------
                                                                 (In millions)
     1997.....................................................       $23.2
     1998.....................................................        18.8
     1999.....................................................        15.3
     2000.....................................................        12.3
     2001.....................................................         7.8
     Thereafter...............................................        17.0
                                                                     -----
     Total minimum payments...................................       $94.4
                                                                     =====

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 13--POLICY RESERVES, POLICYHOLDERS' AND BENEFICIARIES' FUNDS AND OBLIGATIONS RELATED TO SEPARATE ACCOUNTS

The Company's annuity reserves and deposit fund liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

                                                      December 31, 1996 Percent
                                                      ----------------- -------
                                                        (In millions)
Subject to discretionary withdrawal (with adjust-
 ment):
  With market value adjustment.......................     $ 1,748.9        4.9%
  At book value less surrender charge................       2,681.4        7.5
                                                          ---------      -----
  Total with adjustment..............................       4,430.3       12.4
  Subject to discretionary withdrawal (without ad-
   justment) at book value...........................         815.7        2.3
  Subject to discretionary withdrawal--separate ac-
   counts............................................      11,816.8       33.0
Not subject to discretionary withdrawal:
  General account....................................      17,422.1       48.7
  Separate accounts..................................       1,297.3        3.6
                                                          ---------      -----
Total annuity reserves and deposit liabilities--be-
 fore reinsurance....................................      35,782.2      100.0%
                                                                         =====
Less reinsurance ceded...............................          (0.2)
                                                          ---------
Net annuity reserves and deposit fund liabilities....     $35,782.0
                                                          =========

Any liquidation costs associated with the $11.8 billion of separate accounts subject to discretionary withdrawal are sustained by the separate account contractholders and not by the general account.

NOTE 14--UNPAID CLAIMS

Activity in the liability for accident and health unpaid claims is as follows:

                                                                  1996    1995
                                                                 ------  ------
                                                                 (In millions)
Balance at January 1............................................ $207.7  $216.2
  Less reinsurance recoverables.................................    4.0    (7.3)
                                                                 ------  ------
Net balance at January 1........................................  203.7   208.9
                                                                 ------  ------
Incurred related to:
  Current year..................................................  293.8   301.0
  Prior years...................................................  (36.1)  (25.2)
                                                                 ------  ------
Total incurred..................................................  257.7   275.8
                                                                 ------  ------
Paid related to:
  Current year..................................................  183.7   192.0
  Prior years...................................................   71.7    89.0
                                                                 ------  ------
Total paid......................................................  255.4   281.0
                                                                 ------  ------
Net balance at December 31......................................  206.0   203.7
  Plus reinsurance recoverable..................................    3.0     4.0
                                                                 ------  ------
Balance at December 31.......................................... $209.0  $207.7
                                                                 ======  ======

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 14--UNPAID CLAIMS--CONTINUED

As a result of favorable changes in claim estimates and a decline in fully insured business, the liability for prior year claims decreased in 1996 and 1995.

NOTE 15--COMMITMENTS AND CONTINGENCIES

The Company has extended commitments to purchase long-term bonds, preferred and common stocks, and real estate and issue real estate mortgages totaling $619.4 million, $14.7 million, $160.2 million and $275.4 million, respectively, at December 31, 1996. If funded, loans related to real estate mortgages would be fully collateralized by related properties. The Company monitors the credit worthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. The fair value of the commitments described above is $1.1 billion at December 31, 1996. The majority of these commitments expire in 1997.

The Company has contingent liabilities, pursuant to guarantee agreements issued in connection with real estate joint ventures, in the amount of $43.3 million.

During 1996, the Company entered into a credit support and collateral pledge agreement with the Federal National Mortgage Association (FNMA). Under the agreement, the Company sold $532.8 million of commercial mortgage loans and acquired an equivalent amount of FNMA securities. The Company completed similar transactions with FNMA in 1991 for $1.042 billion and in 1993 for $71.9 million. FNMA is guarantying the full face value of the bonds of the three transactions to the bondholders. However, the Company has agreed to absorb the first 12.25% of the principal and interest losses (less buy-backs) for the pools of loans involved in the three transactions, based on the total outstanding principal balance of $1.036 billion as of July 1, 1996, but is not required to commit collateral to support this loss contingency. At December 31, 1996, the aggregate outstanding principal balance of all the remaining pools of loans from 1991, 1993, and 1996 is $907.4 million.

Historically, the Company has experienced losses of less than one percent on its multi-family mortgage portfolio. Mortgage loan buy-backs required by the FNMA in 1996 and 1995 amounted to $3.4 million and $0.0 million, respectively.

During 1996, the Company entered into credit support and collateral pledge agreement with the Federal Home Loan Mortgage Corporation (FHLMC). Under the agreement, the Company sold $535.3 million of multi-family loans and acquired and equivalent amount of FHLMC securities. FHLMC is guarantying the full face value of the bonds to the bondholders. However, the Company has agreed to absorb the first 10.5% of original principal and interest losses (less buy-backs) for the pool of loans involved but is not required to commit collateral to support this loss contingency. Historically, the Company has experienced total losses of less than one percent on its multi-family loan portfolio. At December 31, 1996, the aggregate outstanding principal balance of the pools of loans was $535.3 million. There were no mortgage loans buy-backs in 1996.

The Company has a support agreement with JHVLICo under which the Company agrees to continue directly or indirectly to own all of JHVLICo's common stock and maintain JHVLICo's net worth at not less than $1 million.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 15--COMMITMENTS AND CONTINGENCIES--CONTINUED

The Company has a support agreement with John Hancock Capital Corporation
(JHCC) under which the Company agrees to continue directly or indirectly to own all of JHCC's common stock and maintain JHCC's net worth at not less than $1 million. JHCC's outstanding borrowings as of December 31, 1996 were $278.3 million for short-term borrowings and $145.1 million for notes payable.

The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies amounts to be used to pay benefits to policyholders and claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially affect its financial position.

Various lawsuits arise against the Company in the course of the Company's business. Purported class actions and individual actions have been or could be brought against the Company in its normal course of business. While the Company specifically denies any wrongdoing, such litigation is subject to many uncertainties, and given the current environment and complexity of various types of litigation, their outcome can not be predicted. Accordingly, the Company has established a litigation reserve. As appropriate, the reserve will be used for legal and other costs related to opposing such litigation or in the ultimate settlement of suits. The reserve has been charged directly to policyholders' contingency reserves of the Company. The Company believes that the ultimate outcome of pending litigation should not have a material adverse effect on the Company's financial position.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 16--FAIR VALUE OF FINANCIAL INSTRUMENTS

The following table presents the carrying amounts and fair values of the Company's financial instruments:

                                              Year ended December 31
                                      ----------------------------------------
                                             1996                 1995
                                      -------------------  -------------------
                                      Carrying    Fair     Carrying    Fair
                                       Amount     Value     Amount     Value
                                      --------- ---------  --------- ---------
                                                   (In millions)
Assets
  Bonds--Note 6...................... $22,467.0 $23,539.0  $21,108.5 $22,995.0
  Preferred stocks--Note 6...........     416.2     416.2      338.8     338.8
  Common stocks--Note 6..............     249.8     249.8      130.9     130.9
  Mortgage loans on real estate--Note
   6.................................   7,964.0   8,400.2    8,801.5   9,381.8
  Policy loans--Note 1...............   1,589.3   1,589.3    1,621.3   1,621.3
  Cash and cash equivalents--Note 1..   1,416.7   1,416.7      540.7     540.7
Liabilities
  Guaranteed investment contracts--
   Note 1............................  11,921.6  11,943.2   12,014.3  12,325.3
  Fixed rate deferred and immediate
   annuities--Note 1.................   3,909.3   3,886.1    3,494.5   3,478.6
  Supplementary contracts without
   life contingencies--Note 1........      45.6      46.0       39.6      40.7
Derivatives liabilities relating
 to:--Note 11
Interest rate swaps..................       --       16.4        --       37.0
Currency rate swaps..................       --       41.1        --       23.3
Interest rate caps...................       --       (0.6)       --       (0.3)
Interest rate floors.................       --       (0.1)       --        0.0
Commitments--Note 15.................       --    1,095.7        --    1,070.2

The carrying amounts in the table are included in the statutory-basis statements of financial position. The methods and assumptions utilized by the Company in estimating its fair value disclosures are described in Note 1.

                       APPENDIX--OTHER POLICY PROVISIONS

SETTLEMENT PROVISIONS

  In place of a single payment, an amount of $1,000 or more payable under the Policy as a benefit or as the Surrender Value, if any, may be left with John Hancock under the terms of a supplementary agreement. The agreement will be issued when the proceeds are applied through the election of any one of the options below.

  The following options are subject to the restrictions and limitations stated in the Policy.

    Option 1--Interest Income at the declared rate but not less than 3 1/2% a year on proceeds held on deposit.

    Option 2A--Income of a Specified Amount, with payments each year totaling at least 1/12th of the proceeds, until the proceeds, with interest credited at the declared rate but not less than 3 1/2% a year on unpaid balances, are fully paid.

    Option 2B--Income for a Fixed Period, with each payment as declared.

    Option 3--Life Income with Payments for a Guaranteed Period.

    Option 4--Life Income without Refund at the death of the Payee of any part of the proceeds applied. Only one payment is made if the Payee dies before the second payment is due.

    Option 5--Life Income with Cash Refund at the death of the Payee of the amount, if any, equal to the proceeds applied less the sum of all income payments made.

  No election of an option may provide for income payments of less than $50.

  Other options may be arranged with John Hancock's approval.

ADDITIONAL INSURANCE BENEFITS

  On payment of an additional premium and subject to certain age and insurance underwriting requirements, certain additional provisions, such as an Accidental Death Benefit, which are subject to the restrictions and limitations set forth therein, may be included in a Policy.

GENERAL PROVISIONS

  BENEFICIARY. The Beneficiary will be as shown in the application for the Policy, unless thereafter changed by the Owner in accordance with the terms of the Policy. If the insured dies and there is no surviving Beneficiary, the Owner will be the Beneficiary, but if the insured was the Owner, the Owner's estate will be the Beneficiary.

  ASSIGNMENT. The Owner's interest in the Policy may be assigned without the consent of any revocable Beneficiary. John Hancock will not be on notice of any assignment unless it is in writing and until a duplicate of the original assignment has been filed at John Hancock's Servicing Office. John Hancock assumes no responsibility for the validity or sufficiency of any assignment.

  MISSTATEMENT OF AGE OR SEX. If the age or sex of the insured has been misstated, John Hancock will adjust the benefits payable to those which would have been purchased at the correct age or sex by the most recent insurance charge deducted from Account Value.

  SUICIDE. If the insured commits suicide within 2 years from the issue date shown in the Policy, the Policy will terminate and John Hancock will pay in place of all other benefits an amount equal to the premium paid less any Indebtedness on the date of death and less any withdrawals. If the suicide is more than 2 years from the issue date but within 2 years of any increase in death benefit due to payment of any premium in excess of the Required Premium, the benefits payable will not include the increased benefit but will include the excess premium.

  AVIATION ACTIVITY EXCLUSION. If the insured dies in an aviation accident while a crew member on other than a commercial aircraft and the Policy provides at the request of the Owner for a limited benefit in such situation, John Hancock will pay in place of all other benefits an amount equal to the greater of the premium paid or the Surrender Value, less any Indebtedness.

  INCONTESTABILITY. The Policy, except for any provision for a disability benefit or additional benefits provisions added after issue, shall be incontestable other than for nonpayment of premiums after it has been in force during the lifetime of the insured for 2 years from its issue date. If, however, evidence of insurability is required with respect to any premium in excess of the Required Premium, any increase in death benefit due to payment of excess premium shall be incontestable after the increase has been in force during the life time of the insured for 2 years from the increase date.

  DEFERRAL OF DETERMINATION AND PAYMENTS. If the Policy is not on a fixed non-forfeiture option, payment of any death, surrender, withdrawal or loan proceeds will ordinarily be made within seven days after receipt at John Hancock's Servicing Office of all documents required for any such payment. Approximately two-thirds of the claims for death proceeds which are made within two years after the date of issue of the Policy will be investigated to determine whether the claim should be contested and payment of these claims will therefore be delayed.

  John Hancock may defer any transaction requiring a determination of Account Value for any period during which: (1) the disposal or valuation of the Account's assets is not reasonably practicable because the New York Stock Exchange is closed or conditions are such that, under the Commission's rules and regulations, trading is restricted or an emergency is deemed to exist or
(2) the Commission by order permits postponement of such actions for the protection of John Hancock Owners.

  Under a Policy being continued under a fixed non-forfeiture option, payment of the cash value or loan proceeds may be deferred by John Hancock for up to six months after receipt of a request therefor. Interest will be accrued at an annual rate of 3 1/2% if such a deferment extends beyond 10 days.

  The foregoing description of Policy provisions is qualified by reference to the specimen Policy which has been filed as an exhibit to the Registration Statement.

  REINSTATEMENT. The Policy may be reinstated in accordance with its terms (including evidence of insurability satisfactory to John Hancock and payment of the required premium and charges) within 3 years after the beginning of the grace period unless the Surrender Value has been paid or otherwise exhausted, or the period of any Fixed Extended Term Insurance has expired.

                   APPENDIX--ILLUSTRATION OF DEATH BENEFITS
                   SURRENDER VALUES AND ACCUMULATED PREMIUMS

  The following tables illustrate the changes in death benefit and surrender value of the Policy, disregarding any Policy loans. Each table separately illustrates the operation of a Policy for an identified issue age, premium schedule and Sum Insured at Issue and shows how the death benefit and surrender value (reflecting the deduction of the surrender charge, if any) may vary over an extended period of time assuming hypothetical rates of investment return (i.e., investment income and capital gains and losses, realized or unrealized) equivalent to constant gross annual rates of 0%, 6% and 12%. The tables are based on given annual premiums paid at the beginning of each Policy year and will assist in a comparison of the death benefit and surrender value figures set forth in the tables with those under other variable life insurance policies which may be issued by John Hancock or other companies. The death benefit and surrender value for a Policy would be different from those shown if premiums are paid in different amounts or at different times or if the actual gross rates of investment return average 0%, 6% or 12% over a period of years, but nevertheless fluctuated above or below the average for individual Policy years.

  The amounts shown for the death benefit and surrender value are as of the end of each Policy year. The tables headed "Using Current Charges" assume that the current rates for insurance and charges for expenses will be made in each year illustrated. The tables headed "Using Maximum Charges" assume that the maximum (guaranteed) charge will be made for insurance and for expense charges in each year illustrated. The amounts shown in all tables reflect an average asset charge for the daily investment advisory expense charges to the Portfolios of the Fund (equivalent to an effective annual rate of .61%) and an assumed average asset charge for the annual nonadvisory operating expenses of each Portfolio of the Fund (equivalent to an effective annual rate of .19%). For a description of expenses charged to the Portfolios, including the reimbursement of any Portfolio for annual non-advisory operating expenses in excess of an effective annual rate of .25%, a continuing obligation of the Fund's investment adviser, see the attached Prospectuses for the Funds. The charges for the daily investment management fee and the annual non-advisory operating expenses are based on the hypothetical assumption that Policy values are allocated equally among the nine variable Subaccounts. The actual charges and expenses associated with any Policy and will vary depending upon the actual allocation of Policy values among Subaccounts. During the first 11 Policy years, the surrender values for the base Policy are the Account Values less the Contingent Deferred Sales Charge (and, during the first four years, less any unpaid Issue Charge). Thereafter the Account Value will be equal to the surrender value.

  The tables reflect that no charge is currently made to the Accounts for Federal income taxes. However, John Hancock reserves the right to make such a charge in the future and any charge would require higher rates of investment return in order to produce the same Policy values.

  The second column of each table shows the amount to which the total premiums paid to the end of a Policy year during the premium paying period would accumulate if an amount equal to those premiums were invested to earn interest, after taxes, at 5% compounded annually.

  The amounts shown for the death benefit and surrender value reflect Excess Value, if any, applied under the Accumulate Option.

  John Hancock will furnish upon request a comparable illustration reflecting the proposed insured's age, sex, underwriting risk classification and the Sum Insured at Issue or premium amount requested, and assuming annual premiums and that the proposed insured is not a substandard underwriting risk classification.

PLAN: SCHEDULE PREMIUM VARIABLE WHOLE LIFE
   MALE, ISSUE AGE 25, STANDARD NON-SMOKER UNDERWRITING RISK
   SUM INSURED AT ISSUE (GUARANTEED DEATH BENEFIT) $100,000
   PREMIUM SCHEDULE--LEVEL
   $1,113 BASIC PREMIUM (1)
   USING CURRENT CHARGES

                                Death Benefit              Surrender Value
                         --------------------------- ---------------------------
             Premiums    Assuming Hypothetical Gross Assuming Hypothetical Gross
 End of    Accumulated   Annual Investment Return of Annual Investment Return of
 Policy   At 5% Interest --------------------------- ---------------------------
  Year     Per Year(2)   0% Gross 6% Gross 12% Gross 0% Gross 6% Gross 12% Gross
 ------   -------------- -------- -------- --------- -------- -------- ---------
    1          1,169     100,000  100,000    100,000     363      414        464
    2          2,396     100,000  100,000    100,000   1,010    1,153      1,304
    3          3,684     100,000  100,000    100,000   1,650    1,932      2,238
    4          5,037     100,000  100,000    100,000   2,284    2,750      3,277
    5          6,458     100,000  100,000    100,000   2,908    3,609      4,433
    6          7,949     100,000  100,000    100,000   3,555    4,546      5,757
    7          9,515     100,000  100,000    100,000   4,261    5,597      7,294
    8         11,160     100,000  100,000    100,000   5,017    6,756      9,054
    9         12,886     100,000  100,000    100,000   5,828    8,030     11,058
   10         14,699     100,000  100,000    100,000   6,622    9,349     13,253
   11         16,603     100,000  100,000    100,000   7,398   10,714     15,656
   12         18,602     100,000  100,000    100,000   8,157   12,128     18,293
   13         20,700     100,000  100,000    100,000   8,761   13,455     21,051
   14         22,904     100,000  100,000    100,000   9,342   14,829     24,088
   15         25,218     100,000  100,000    100,000   9,898   16,252     27,436
   16         27,647     100,000  100,000    101,616  10,428   17,725     31,124
   17         30,198     100,000  100,000    111,190  10,930   19,248     35,161
   18         32,877     100,000  100,000    121,248  11,402   20,822     39,577
   19         35,689     100,000  100,000    131,834  11,843   22,449     44,405
   20         38,643     100,000  100,000    142,979  12,251   24,130     49,682
   25         55,776     100,000  100,000    208,511  13,756   33,443     84,322
   30         77,644     100,000  100,000    294,825  14,084   44,467    137,691
   35        105,553     100,000  107,285    409,544  12,507   57,249    218,540
   40        141,173     100,000  118,480    562,890   7,919   71,442    339,418
   45        186,634     100,000  128,829    767,650       0   86,579    515,894
   50        244,655     100,000  138,359  1,041,530       0  102,140    768,884
   55        318,706     100,000  147,637  1,409,033       0  117,545  1,121,841

--------

(1) If premiums are paid more frequently than annually the payments would be $556.50 semiannually, $278.25 quarterly, or $92.75 on a special monthly basis. The death benefits and surrender values shown would be affected by the more frequent premium payments.
(2) The premiums accumulated at 5% interest in Column 2 are those payable if the gross investment return is 6%.
  IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN:SCHEDULED PREMIUM VARIABLE WHOLE LIFE
MALE, ISSUE AGE 25, STANDARD NON-SMOKER UNDERWRITING RISK
SUM INSURED AT ISSUE (GUARANTEED DEATH BENEFIT) $100,000
PREMIUM SCHEDULE AT ISSUE--MODIFIED
$708 INITIAL BASIC PREMIUM AT ISSUE (1)
USING CURRENT CHARGES

                                Death Benefit              Surrender Value
                         --------------------------- ---------------------------
             Premiums    Assuming Hypothetical Gross Assuming Hypothetical Gross
 End of    Accumulated   Annual Investment Return of Annual Investment Return of
 Policy   At 5% Interest --------------------------- ---------------------------
  Year     Per Year(2)   0% Gross 6% Gross 12% Gross 0% Gross 6% Gross 12% Gross
 ------   -------------- -------- -------- --------- -------- -------- ---------
    1            743     100,000  100,000   100,000        0       21        50
    2          1,524     100,000  100,000   100,000      274      351       431
    3          2,344     100,000  100,000   100,000      554      699       858
    4          3,204     100,000  100,000   100,000      831    1,067     1,336
    5          4,108     100,000  100,000   100,000    1,102    1,454     1,871
    6          5,057     100,000  100,000   100,000    1,402    1,898     2,508
    7          6,053     100,000  100,000   100,000    1,763    2,432     3,285
    8          7,099     100,000  100,000   100,000    2,179    3,050     4,204
    9          8,197     100,000  100,000   100,000    2,654    3,756     5,277
   10          9,350     100,000  100,000   100,000    3,117    4,482     6,441
   11         10,561     100,000  100,000   100,000    3,564    5,223     7,703
   12         11,833     100,000  100,000   100,000    3,997    5,984     9,075
   13         13,168     100,000  100,000   100,000    4,279    6,625    10,431
   14         14,570     100,000  100,000   100,000    4,540    7,280    11,916
   15         16,042     100,000  100,000   100,000    4,779    7,948    13,541
   16         17,587     100,000  100,000   100,000    4,996    8,627    15,321
   17         19,210     100,000  100,000   100,000    5,185    9,315    17,270
   18         20,914     100,000  100,000   100,000    5,346   10,010    19,405
   19         22,703     100,000  100,000   100,000    5,478   10,712    21,747
   20         24,581     100,000  100,000   100,000    5,578   11,420    24,316
   25         35,480     100,000  100,000   102,781    5,542   14,986    41,565
   30         49,391     100,000  100,000   146,814    4,273   18,313    68,566
   35         67,144     100,000  100,000   205,173      905   20,600   109,484
   40         89,803     100,000  100,000   283,048        0   20,563   170,675
   45        118,721     100,000  100,000   386,928        0   14,961   260,032
   50        182,031     100,000  100,000   522,577   12,589   23,661   385,780
   55        282,706     100,000  100,000   702,582   26,682   48,270   559,381

--------

(1) If premiums are paid more frequently than annually the payments would be $354.00 semiannually, $177.00 quarterly, or $59.00 on a special monthly basis. The death benefits and surrender values shown would be affected by the more frequent premium payments. The basic premium (annual) after a recalculation at age 72 will be as follows: $9,973 for a hypothetical gross investment return of 0%, $8,761 for a gross return of 6%, and $0 for a gross return of 12%.
(2) The premiums accumulated at 5% interest in Column 2 are those payable if the gross investment return is 6%.
  IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN:SCHEDULED PREMIUM VARIABLE WHOLE LIFE
   MALE, ISSUE AGE 40, PREFERRED UNDERWRITING RISK
   SUM INSURED AT ISSUE (GUARANTEED DEATH BENEFIT) $100,000
   PREMIUM SCHEDULE AT ISSUE--MODIFIED
   $1,305 INITIAL BASIC PREMIUM AT ISSUE (1)
   USING CURRENT CHARGES

                              Death Benefit              Surrender Value
                       --------------------------- ---------------------------
           Premiums    Assuming Hypothetical Gross Assuming Hypothetical Gross
End of   Accumulated   Annual Investment Return of Annual Investment Return of
Policy  At 5% Interest --------------------------- ---------------------------
 Year    Per Year(2)   0% Gross 6% Gross 12% Gross 0% Gross 6% Gross 12% Gross
------  -------------- -------- -------- --------- -------- -------- ---------
   1         1,370     100,000  100,000   100,000      460      521       582
   2         2,809     100,000  100,000   100,000    1,183    1,359     1,543
   3         4,320     100,000  100,000   100,000    1,883    2,230     2,606
   4         5,906     100,000  100,000   100,000    2,560    3,133     3,781
   5         7,571     100,000  100,000   100,000    3,214    4,074     5,086
   6         9,320     100,000  100,000   100,000    3,897    5,108     6,589
   7        11,157     100,000  100,000   100,000    4,688    6,314     8,384
   8        13,085     100,000  100,000   100,000    5,563    7,670    10,463
   9        15,109     100,000  100,000   100,000    6,534    9,191    12,859
  10        17,235     100,000  100,000   100,000    7,460   10,736    15,450
  11        19,467     100,000  100,000   100,000    8,341   12,307    18,258
  12        21,810     100,000  100,000   100,000    9,192   13,920    21,322
  13        24,271     100,000  100,000   100,000    9,752   15,316    24,412
  14        26,855     100,000  100,000   100,000   10,269   16,747    27,808
  15        29,568     100,000  100,000   100,000   10,734   18,204    31,538
  16        32,417     100,000  100,000   100,000   11,146   19,690    35,642
  17        35,408     100,000  100,000   100,000   11,495   21,198    40,158
  18        38,548     100,000  100,000   100,000   11,781   22,729    45,138
  19        41,846     100,000  100,000   100,000   11,993   24,277    50,635
  20        45,309     100,000  100,000   106,214   12,133   25,846    56,678
  25        65,398     100,000  100,000   159,563   11,520   33,951    96,215
  30        91,038     100,000  100,000   232,280    6,993   41,653   156,102
  35       133,228     100,000  100,000   327,736   20,307   57,926   241,943
  40       194,202     100,000  107,725   460,624   45,451   85,768   366,739

--------
(1) If premiums are paid more frequently than annually the payments would be $652.50 semiannually, $326.25 quarterly, or $108.75 on a special monthly basis. The death benefits and surrender values shown would be affected by the more frequent premium payments. The basic premium (annual) after a recalculation at age 72 will be as follows: $9,504 for a hypothetical gross investment return of 0%, $4,217 for a gross return of 6%, and $0 for a gross return of 12%.
(2) The premiums accumulated at 5% interest in Column 2 are those payable if the gross investment return is 6%.
  IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN:SCHEDULED PREMIUM VARIABLE WHOLE LIFE
   MALE, ISSUE AGE 40, PREFERRED UNDERWRITING RISK
   SUM INSURED AT ISSUE (GUARANTEED DEATH BENEFIT) $100,000
   PREMIUM SCHEDULE--LEVEL
   $1,954 BASIC PREMIUM (1)
   USING CURRENT CHARGES

                                Death Benefit              Surrender Value
                         --------------------------- ---------------------------
             Premiums    Assuming Hypothetical Gross Assuming Hypothetical Gross
 End of    Accumulated   Annual Investment Return of Annual Investment Return of
 Policy   At 5% Interest --------------------------- ---------------------------
  Year     Per Year(2)   0% Gross 6% Gross 12% Gross 0% Gross 6% Gross 12% Gross
 ------   -------------- -------- -------- --------- -------- -------- ---------
    1          2,052     100,000  100,000   100,000    1,053    1,149     1,246
    2          4,206     100,000  100,000   100,000    2,362    2,646     2,942
    3          6,468     100,000  100,000   100,000    3,641    4,206     4,819
    4          8,843     100,000  100,000   100,000    4,890    5,832     6,894
    5         11,337     100,000  100,000   100,000    6,110    7,530     9,196
    6         13,955     100,000  100,000   100,000    7,354    9,358    11,804
    7         16,705     100,000  100,000   100,000    8,699   11,397    14,823
    8         19,592     100,000  100,000   100,000   10,123   13,627    18,260
    9         22,623     100,000  100,000   100,000   11,639   16,066    22,162
   10         25,806     100,000  100,000   100,000   13,106   18,578    26,427
   11         29,148     100,000  100,000   100,000   14,526   21,167    31,095
   12         32,657     100,000  100,000   100,000   15,911   23,849    36,226
   13         36,342     100,000  100,000   100,000   17,004   26,374    41,616
   14         40,211     100,000  100,000   104,714   18,052   28,995    47,556
   15         44,273     100,000  100,000   115,747   19,047   31,709    54,057
   16         48,538     100,000  100,000   127,424   19,991   34,525    61,170
   17         53,017     100,000  100,000   139,785   20,873   37,442    68,944
   18         57,719     100,000  100,000   152,884   21,696   40,469    77,441
   19         62,657     100,000  100,000   166,755   22,450   43,609    86,716
   20         67,841     100,000  100,000   181,486   23,137   46,873    96,844
   25         97,922     100,000  108,115   270,492   25,423   65,192   163,104
   30        136,313     100,000  127,971   391,999   24,474   86,002   263,440
   35        185,310     100,000  147,988   561,664   18,932  109,248   414,634
   40        247,845     100,000  169,915   804,527    4,373  135,283   640,547

--------
(1) If premiums are paid more frequently than annually the payments would be $977.00 semiannually, $488.50 quarterly, or $162.84 on a special monthly basis. The death benefits and surrender values shown would be affected by the more frequent premium payments.
(2) The premiums accumulated at 5% interest in Column 2 are those payable if the gross investment return is 6%.

  IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN:SCHEDULED PREMIUM VARIABLE WHOLE LIFE
   MALE, ISSUE AGE 25, STANDARD NON-SMOKER UNDERWRITING RISK SUM INSURED AT ISSUE (GUARANTEED DEATH BENEFIT) $100,000 PREMIUM SCHEDULE--LEVEL $1,113 BASIC PREMIUM (1) USING MAXIMUM CHARGES

                              Death Benefit              Surrender Value
                       --------------------------- ---------------------------
           Premiums    Assuming Hypothetical Gross Assuming Hypothetical Gross
End of   Accumulated   Annual Investment Return of Annual Investment Return of
Policy  At 5% Interest --------------------------- ---------------------------
 Year    Per Year(2)   0% Gross 6% Gross 12% Gross 0% Gross 6% Gross 12% Gross
------  -------------- -------- -------- --------- -------- -------- ---------
   1         1,169     100,000  100,000    100,000     340      389        439
   2         2,396     100,000  100,000    100,000     962    1,103      1,250
   3         3,684     100,000  100,000    100,000   1,580    1,855      2,154
   4         5,037     100,000  100,000    100,000   2,190    2,644      3,159
   5         6,458     100,000  100,000    100,000   2,791    3,474      4,277
   6         7,949     100,000  100,000    100,000   3,417    4,380      5,558
   7         9,515     100,000  100,000    100,000   4,100    5,398      7,049
   8        11,160     100,000  100,000    100,000   4,834    6,523      8,757
   9        12,886     100,000  100,000    100,000   5,623    7,761     10,704
  10        14,699     100,000  100,000    100,000   6,397    9,044     12,836
  11        16,603     100,000  100,000    100,000   7,151   10,370     15,170
  12        18,602     100,000  100,000    100,000   7,888   11,741     17,728
 13         20,700     100,000  100,000    100,000   8,468   13,022     20,397
  14        22,904     100,000  100,000    100,000   9,025   14,348     23,336
  15        25,218     100,000  100,000    100,000   9,557   15,720     26,575
  16        27,647     100,000  100,000    100,000  10,062   17,138     30,143
  17        30,198     100,000  100,000    107,696  10,539   18,602     34,056
  18        32,877     100,000  100,000    117,445  10,986   20,115     38,336
  19        35,689     100,000  100,000    127,702  11,401   21,676     43,013
  20        38,643     100,000  100,000    138,502  11,785   23,290     48,126
  25        55,776     100,000  100,000    201,938  13,154   32,195     81,664
  30        77,644     100,000  100,000    285,361  13,320   42,659    133,271
  35       105,553     100,000  102,788    396,045  11,534   54,849    211,337
  40       141,173     100,000  113,505    543,677   6,634   68,442    327,832
  45       186,634     100,000  123,496    741,210       0   82,994    498,125
  50       244,655     100,000  132,541  1,005,502       0   97,845    742,287
  55       318,706     100,000  141,534  1,360,367       0  112,687  1,083,095

--------
(1) If premiums are paid more frequently than annually the payments would be $556.50 semiannually, $278.25 quarterly, or $92.75 on a special monthly basis. The death benefits and surrender values shown would be affected by the more frequent premium payments.
(2) The premiums accumulated at 5% interest in Column 2 are those payable if the gross investment return is 6%.
  IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN:SCHEDULED PREMIUM VARIABLE WHOLE LIFE
   MALE, ISSUE AGE 25, STANDARD NON-SMOKER UNDERWRITING RISK SUM INSURED AT ISSUE (GUARANTEED DEATH BENEFIT) $100,000 PREMIUM SCHEDULE AT ISSUE-- MODIFIED $708 INITIAL BASIC PREMIUM AT ISSUE (1) USING MAXIMUM CHARGES

                                  Death Benefit              Surrender Value
                           --------------------------- ---------------------------
               Premiums    Assuming Hypothetical Gross Assuming Hypothetical Gross
   End of    Accumulated   Annual Investment Return of Annual Investment Return of
   Policy   At 5% Interest --------------------------- ---------------------------
    Year     Per Year(2)   0% Gross 6% Gross 12% Gross 0% Gross 6% Gross 12% Gross
   ------   -------------- -------- -------- --------- -------- -------- ---------
      1            743     100,000  100,000   100,000        0        0        24
      2          1,524     100,000  100,000   100,000      227      300       377
      3          2,344     100,000  100,000   100,000      483      622       774
      4          3,204     100,000  100,000   100,000      737      961     1,217
      5          4,108     100,000  100,000   100,000      986    1,319     1,715
      6          5,057     100,000  100,000   100,000    1,263    1,732     2,309
      7          6,053     100,000  100,000   100,000    1,602    2,233     3,040
      8          7,099     100,000  100,000   100,000    1,997    2,817     3,907
      9          8,197     100,000  100,000   100,000    2,450    3,488     4,923
     10          9,350     100,000  100,000   100,000    2,891    4,176     6,024
     11         10,561     100,000  100,000   100,000    3,317    4,879     7,216
     12         11,833     100,000  100,000   100,000    3,728    5,597     8,510
     13         13,168     100,000  100,000   100,000    3,986    6,192     9,777
     14         14,570     100,000  100,000   100,000    4,223    6,798    11,162
     15         16,042     100,000  100,000   100,000    4,439    7,415    12,678
     16         17,587     100,000  100,000   100,000    4,629    8,038    14,334
     17         19,210     100,000  100,000   100,000    4,793    8,666    16,145
     18         20,914     100,000  100,000   100,000    4,929    9,300    18,128
     19         22,703     100,000  100,000   100,000    5,034    9,936    20,300
     20         24,581     100,000  100,000   100,000    5,109   10,575    22,681
     25         35,480     100,000  100,000   100,000    4,933   13,722    38,619
     30         49,391     100,000  100,000   136,518    3,497   16,467    63,758
     35         67,144     100,000  100,000   190,781        0   17,907   101,804
     40         89,803     100,000  100,000   263,015        0   16,552   158,596
     45        118,721     100,000  100,000   359,551        0    8,893   241,634
     50        185,169     100,000  100,000   485,288   12,512   17,037   358,252
     55        292,212     100,000  100,000   652,220   26,430   42,300   519,283

--------
(1) If premiums are paid more frequently than annually the payments would be $354.00 semiannually, $177.00 quarterly, or $59.00 on a special monthly basis. The death benefits and surrender values shown would be affected by the more frequent premium payments. The basic premium (annual) after a recalculation at age 72 will be as follows: $9,973 for a hypothetical gross investment return of 0%, $9,700 for a gross return of 6%, and $0 for a gross return of 12%.
(2) The premiums accumulated at 5% interest in Column 2 are those payable if the gross investment return is 6%.
  IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN:SCHEDULED PREMIUM VARIABLE WHOLE LIFE
   MALE, ISSUE AGE 40, PREFERRED UNDERWRITING RISK
   SUM INSURED AT ISSUE (GUARANTEED DEATH BENEFIT) $100,000
   PREMIUM SCHEDULE--LEVEL
   $1,954 BASIC PREMIUM (1)
   USING MAXIMUM CHARGES

                                Death Benefit              Surrender Value
                         --------------------------- ---------------------------
             Premiums    Assuming Hypothetical Gross Assuming Hypothetical Gross
 End of    Accumulated   Annual Investment Return of Annual Investment Return of
 Policy   At 5% Interest --------------------------- ---------------------------
  Year     Per Year(2)   0% Gross 6% Gross 12% Gross 0% Gross 6% Gross 12% Gross
 ------   -------------- -------- -------- --------- -------- -------- ---------
    1          2,052     100,000  100,000   100,000      896      987     1,079
    2          4,206     100,000  100,000   100,000    2,039    2,304     2,580
    3          6,468     100,000  100,000   100,000    3,144    3,664     4,229
    4          8,843     100,000  100,000   100,000    4,206    5,066     6,040
    5         11,337     100,000  100,000   100,000    5,227    6,516     8,034
    6         13,955     100,000  100,000   100,000    6,268    8,080    10,299
    7         16,705     100,000  100,000   100,000    7,395    9,824    12,923
    8         19,592     100,000  100,000   100,000    8,593   11,738    15,916
    9         22,623     100,000  100,000   100,000    9,875   13,836    19,321
   10         25,806     100,000  100,000   100,000   11,108   15,989    23,038
   11         29,148     100,000  100,000   100,000   12,290   18,199    27,102
   12         32,657     100,000  100,000   100,000   13,413   20,462    31,548
   13         36,342     100,000  100,000   100,000   14,227   22,531    36,173
   14         40,211     100,000  100,000   100,000   14,972   24,653    41,273
   15         44,273     100,000  100,000   100,422   15,642   26,825    46,900
   16         48,538     100,000  100,000   110,480   16,233   29,050    53,036
   17         53,017     100,000  100,000   121,049   16,740   31,329    59,703
   18         57,719     100,000  100,000   132,167   17,161   33,668    66,947
   19         62,657     100,000  100,000   143,867   17,490   36,071    74,814
   20         67,841     100,000  100,000   156,203   17,722   38,540    83,353
   25         97,922     100,000  100,000   228,789   16,968   51,968   137,957
   30        136,313     100,000  100,794   324,448   11,265   67,738   218,043
   35        185,310     100,000  114,787   450,705        0   84,739   332,722
   40        247,845     100,000  128,570   619,922        0  102,365   493,569

--------

(1) If premiums are paid more frequently than annually the payments would be $977.00 semiannually, $488.50 quarterly, or $162.84 on a special monthly basis. The death benefits and surrender values shown would be affected by the more frequent premium payments.
(2) The premium accumulated at 5% interest in Column 2 are those payable is the gross investment return is 6%.
  IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN:SCHEDULED PREMIUM VARIABLE WHOLE LIFE
   MALE, ISSUE AGE 40, PREFERRED UNDERWRITING RISK
   SUM INSURED AT ISSUE (GUARANTEED DEATH BENEFIT) $100,000
   PREMIUM SCHEDULE AT ISSUE--MODIFIED
   $1,305 INITIAL BASIC PREMIUM AT ISSUE (1)
   USING MAXIMUM CHARGES

                                Death Benefit              Surrender Value
                         --------------------------- ---------------------------
             Premiums    Assuming Hypothetical Gross Assuming Hypothetical Gross
 End of    Accumulated   Annual Investment Return of Annual Investment Return of
 Policy   At 5% Interest --------------------------- ---------------------------
  Year     Per Year(2)   0% Gross 6% Gross 12% Gross 0% Gross 6% Gross 12% Gross
 ------   -------------- -------- -------- --------- -------- -------- ---------
    1          1,370     100,000  100,000   100,000      302      358       414
    2          2,809     100,000  100,000   100,000      858    1,014     1,178
    3          4,320     100,000  100,000   100,000    1,380    1,682     2,010
    4          5,906     100,000  100,000   100,000    1,866    2,356     2,913
    5          7,571     100,000  100,000   100,000    2,315    3,042     3,901
    6          9,320     100,000  100,000   100,000    2,789    3,801     5,048
    7         11,157     100,000  100,000   100,000    3,353    4,700     6,429
    8         13,085     100,000  100,000   100,000    3,991    5,723     8,039
    9         15,109     100,000  100,000   100,000    4,715    6,882     9,905
   10         17,235     100,000  100,000   100,000    5,392    8,044    11,907
   11         19,467     100,000  100,000   100,000    6,019    9,207    14,058
   12         21,810     100,000  100,000   100,000    6,588   10,362    16,369
   13         24,271     100,000  100,000   100,000    6,846   11,258    18,607
   14         26,855     100,000  100,000   100,000    7,033   12,133    21,034
   15         29,568     100,000  100,000   100,000    7,140   12,980    23,668
   16         32,417     100,000  100,000   100,000    7,163   13,792    26,533
   17         35,408     100,000  100,000   100,000    7,093   14,562    29,655
   18         38,548     100,000  100,000   100,000    6,928   15,287    33,068
   19         41,846     100,000  100,000   100,000    6,661   15,957    36,808
   20         45,309     100,000  100,000   100,000    6,282   16,565    40,919
   25         65,398     100,000  100,000   113,829    2,141   18,075    68,638
   30         91,038     100,000  100,000   163,854        0   14,612   110,117
   35        147,846     100,000  100,000   223,577   12,512   24,289   165,050
   40        238,479     100,000  100,000   300,040   26,430   48,557   238,885

--------
(1) If premiums are paid more frequently than annually the payments would be $652.50 semiannually, $326.25 quarterly, or $108.75 on a special monthly basis. The death benefits and surrender values shown would be affected by the more frequent premium payments. The basic premium (annual) after a recalculation at age 72 will be as follows: $9,973 for a hypothetical gross investment return of 0%, $8,617 for a gross return of 6%, and $0 for a gross return of 12%.
(2) The premiums accumulated at 5% interest in Column 2 are those payable if the gross investment return is 6%.
  IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                  [LOGO OF JOHN HANCOCK COMPANY APPEARS HERE]


        POLICIES ISSUED BY JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
                JOHN HANCOCK PLACE, BOSTON, MASSACHUSETTS 02117

    S8138UVNY-M 5/97

                                    PART II

                          UNDERTAKING TO FILE REPORTS

      Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that Section.

                       REPRESENTATION OF REASONABLENESS

      John Hancock Mutual Life Insurance Company represents that the fees and charges deducted under the Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

                     UNDERTAKING REGARDING INDEMNIFICATION

      Pursuant to Article 9 of John Hancock's Bylaws and Section 67 of the Massachusetts Business Corporation Law, John Hancock indemnifies each director, former director, officer, and former officer, and his heirs and legal representatives from liability incurred or imposed in connection with any legal action in which he may be involved by reason of any alleged act or omission as an officer or a director of John Hancock.

      Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                       CONTENTS OF REGISTRATION STATEMENT

      This Registration Statement comprises the following Papers and Documents:

      The facing sheet.

      Cross-Reference Table.

      The prospectus including eighteen variable subaccounts consists of 83 pages; and the prospectus including twenty-one variable subaccounts, consists of 84 pages.

\



      The undertaking to file reports.

      The undertaking regarding indemnification.

      The signatures.

      The following exhibits:

I.A. (1) John Hancock Board Resolution establishing the separate account included in Post-Effective Amendment No. 3 to this Form S-6 Registration Statement, filed March 5, 1996.

     (2)    Not Applicable

     (3)    (a) Form of Distribution Agreement by and among John Hancock
                Distributors, Inc, John Hancock Mutual Life Insurance Company, and John Hancock Variable Life Insurance Company, incorporated by reference from Pre-Effective Amendment No. 2 to Form S-6 Registration Statement of John Hancock Variable Life Account S (File No. 333-15075) filed April 18, 1997.

            (b) Specimen Variable Contracts Selling Agreement between John
                Hancock Distributors, Inc., and selling broker-dealers, incorporated by reference from Pre-Effective Amendment No. 2 to Form S-6 Registration Statement of John Hancock Variable Life Account S (File No. 333-15075) filed April 18, 1997.

            (c) Schedule of sales commissions included in Exhibit 1.A.(3)(a)

     (4)    Not Applicable

     (5) Form of scheduled premium variable life insurance policy included in the initial filing of this Form S-6 Registration Statement, filed June 3, 1993.

     (6) Charter and By-Laws of John Hancock Mutual Life Insurance Company, previously filed electronically on March 5, 1996.

     (7)    Not Applicable.

     (8)    Not Applicable.

     (9)    Not Applicable.

     (10) Form of application for Policy included in the initial filing of this Form S-6 Registration Statement, filed
            June 3, 1993.

2.  Included as exhibit 1.A(5) above

3. Opinion and consent of counsel as to securities being registered included in the initial filing of this Form S-6 Registration Statement, filed June 3, 1993.

4.  Not Applicable

5.  Not Applicable

6.  Opinion and consent of actuary.

7.  Consent of independent auditors.

8. Memorandum describing John Hancock's issuance, transfer and redemption procedures for the policy pursuant to Rule 6e-2(b)(l2)(ii)included in Post-Effective Amendment No. 3 to this Form S-6 Registration Statement, filed March 5, 1996.

9. Power of Attorney for Robert J. Tarr, Jr. Powers of attorney for Bodman, Gifford, Boyan, Morton, Magee, Connors, Brown, Phillips, Booth, Vappi, Bromery, Staley, D'Alessandro, Fast, Aborn, Bok, Feldstein, Fish, Syron and Hawley included in Post-Effective Amendment No. 3 to this Form S-6 Registration Statement, filed March 5, 1996.

10. Opinion of counsel as to eligibility of this Post-Effective Amendment for filing pursuant to Rule 485(b).

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the John Hancock Mutual Life Insurance Company has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunder duly authorized, and its seal to be hereunto fixed and attested, all in the City of Boston and Commonwealth of Massachusetts on the 22nd day of April, 1997.

                              JOHN HANCOCK MUTUAL LIFE
                              INSURANCE COMPANY

(SEAL)

                         By              WILLIAM L. BOYAN
                                         ------------------
                                           William L. Boyan
                                            President



Attest:  Ronald J. Bocage
         ----------------------
           Vice President and
                 Counsel

    Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities with John Hancock Mutual Life Insurance Company and on the dates indicated.


  SIGNATURE                 TITLE                            DATE
  ---------                 -----                            ----



                          Executive Vice President
                          and Chief Financial Officer
                          (Principal Financial Officer)
THOMAS E. MOLONEY
-----------------
Thomas E. Moloney                                         April 22, 1997


                          Vice President/Controller
JANET A. PENDLETON        (Principal
------------------        Accounting Officer)
Janet A. Pendleton                                        April 22, 1997



                          Chairman of the Board and
                          Chief Executive Officer
STEPHEN L. BROWN          (Principal Executive Officer)
----------------
Stephen L. Brown
for himself and as
Attorney-in-Fact                                          April 22, 1997





FOR: Foster L. Aborn       Vice Chairman of the Board
     William L. Boyan      President, Chief Operating Officer & Director
     David F. D'Alessandro Senior Executive Vice President & Director


     Nelson S. Gifford         Director  E. James Morton         Director
     John F. Magee             Director  Thomas L. Phillips      Director
     John M. Connors           Director  Joan T. Bok             Director
     Robert J. Tarr, Jr.       Director  Robert E. Fast          Director
     C. Vincent Vappi          Director  Samuel W. Bodman        Director
     Randolph W. Bromery       Director  Lawrence K. Fish        Director
     I. MacAllister Booth      Director  Kathleen F. Feldstein   Director
     Michael C. Hawley         Director

      Pursuant to the requirements of the Securities Act of 1933, the Registrant, John Hancock Mutual Variable Life Insurance Account UV, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, and its seal to be hereunto fixed and attested, all in the City of Boston and Commonwealth of Massachusetts on the 22nd day of April, 1997.



             JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV
                                  (Registrant)

                 By John Hancock Mutual Life Insurance Company
                                  (Depositor)



(SEAL)



                                 By        WILLIAM L. BOYAN
                                           ----------------
                                           William L. Boyan
                                            President



Attest:    Ronald J. Bocage
           ----------------------
           Ronald J. Bocage
            Vice President and Counsel